--------------------------------------------------------------------------------

       MERRILL LYNCH VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

Annual Report
December 31, 1997

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
DECEMBER 31, 1997--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1997, American Balanced Fund's Class A Shares had a total investment return of +17.11%, based on a change in per share net asset value from $16.01 to $16.59, and assuming reinvestment of $0.603 per share income dividends and $1.229 per share capital gains distributions. For the six months ended December 31, 1997, the Fund's Class A Shares had a total investment return of +8.72%, based on a change in per share net asset value from $15.26 to $16.59. (Additional performance information can be found on page 3 of this report to shareholders.)

THE ENVIRONMENT

  Volatility highlighted stock and bond markets worldwide during the six months ended December 31, 1997. The initial focus of investor concerns was the widening financial crisis in Asia. In the wake of a series of currency devaluations, many emerging economies are facing the challenges of higher interest rates, slowing economic growth and declining corporate earnings. Although the announcement of International Monetary Fund (IMF) loan packages to Thailand, Indonesia and South Korea initially reassured investors, the stringent terms of the loans and their potential negative impact on these already beleaguered economies are now being called into question. In Japan, the failure of several major financial institutions has undermined the prospects for economic recovery.

  As developments in Asia continue to unfold, US equity investors are trying to gauge the impact of poorer Asian economic prospects on multinational corporations. Although there have been periods of rising share prices, investor confidence has not been definitively restored. The US bond market benefited from a "flight to quality" as investors anticipated slower economic growth, but the release of stronger-than-expected economic statistics also prompted periods of declining bond prices.

  As 1998 begins, investors are likely to continue to focus on the prospects for the US economy within the context of international developments. Although the Federal Reserve Board did not tighten monetary policy at its November 12, 1997 meeting, it remains to be seen whether US economic growth remains moderate enough and inflationary pressures sufficiently contained to preclude an increase in short-term interest rates in early 1998. The ongoing developments in Asia will undoubtedly also influence the central bank's monetary policy decisions in the new year.

FISCAL YEAR IN REVIEW

  As of December 31, 1997, the Fund's asset allocation was: US bonds, 41% of net assets; US stocks, 56%; and cash reserves, 3%.

  During the fiscal year ended December 31, 1997, we increased the Fund's US equity weighting, consistent with the increase of the maximum allowable level from 50% of net assets to 65% as provided for in the Fund's prospectus. This proved beneficial to the overall return of the Fund, given the significant outperformance of US stocks as compared to bonds and cash. Among US stocks, the strong performance of financial services equities had a positive impact on total return because this sector had the largest portfolio weighting throughout the year. We maintained the bond duration in excess of five years throughout most of 1997. This strategy enabled the Fund to benefit from a US bond market rally in the second half of the year.

PORTFOLIO MATTERS

  We increased the Fund's exposure to US equities from 53% of net assets to 56% during the six months ended December 31, 1997. However, our concern over the widening economic problems in Asia led to a cautious attitude toward US equities. As a result, we kept our allocation to US stocks well below the maximum allowable level of 65% of net assets. Consistent with our expectation of further US interest rate declines, financial services equities continued to account for the largest concentration of assets in the US stock sector. We maintained significant representation in the areas of healthcare, technology and energy. Overall, we are increasing emphasis on the shares of companies which, in our view, have limited potential for earnings disappointments resulting from the problems afflicting the Asian economies.

  In the US bond sector, we maintained the Fund's average duration at 5.8 years as of December 31, 1997. Our optimistic stance toward US bonds reflected indications that inflationary pressures in the US economy were exceptionally subdued. The problems in Asian economies and a resultant slowdown in the US economy seemed likely to accentuate the trend toward lower inflation. At the same time, the rapid shrinkage, if not outright elimination, of the Federal budget deficit was expected to continue to reduce the supply of newly issued US Government securities relative to demand.

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in American Balanced Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies again with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel

President

/s/ Thomas R. Robinson
Thomas R. Robinson

Senior Vice President and Portfolio Manager

February 10, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                         [AMERICAN BALANCED FUND GRAPH]

   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  ** Commencement of operations.
   + American Balanced Fund invests in a balanced portfolio of fixed-income and equity securities.
  ++ This unmanaged broad-based Index is comprised of common stocks.
 +++ This unmanaged Index, which is an equally weighted blend of the Three-Month Treasury Bill Index, the Merrill
     Lynch B0A0 Index, and the S&P 500 Index, is comprised of US Treasury bills maturing in up to 3 months, investment-grade bonds, and common stocks.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/97                                                      +17.11%
--------------------------------------------------------------------------------
Five Years Ended 12/31/97                                                 +11.04
--------------------------------------------------------------------------------
Inception (6/01/88) through 12/31/97                                      +10.83
--------------------------------------------------------------------------------

Merrill Lynch Variable Series Funds, Inc.



American Balanced Fund -- Class A Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the S&P 500 Index and a Weighted Index. Beginning and ending values are:

                                      6/01/88**          12/97
                                      ---------          -----

American Balanced Fund+--
Class A Shares                         $10,000          $26,797

Standard & Poor's 500 Index++          $10,000          $47,894

Weighted Index+++                      $10,000          $27,190

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
INDUSTRY                            HELD                 COMMON STOCKS               COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE                             40,000      GenCorp, Inc. ..............   $  1,167,450   $  1,000,000        0.5%
                                      11,000      +Orbital Sciences
                                                    Corporation...............        282,356        327,250        0.2
                                                                                 ------------   ------------     ------
                                                                                    1,449,806      1,327,250        0.7
---------------------------------------------------------------------------------------------------------------------
AIRLINES                              40,800      +US Airways Group Inc. .....      1,510,369      2,550,000        1.3
---------------------------------------------------------------------------------------------------------------------
APPLIANCES                            46,800      Sunbeam Corporation.........      1,635,876      1,971,450        1.0
---------------------------------------------------------------------------------------------------------------------
AUTO--RELATED                         51,500      +Avis Rent-A-Car, Inc. .....      1,120,992      1,644,781        0.9
                                      59,500      Hertz Corp. (Class A).......      1,916,588      2,394,875        1.2
                                                                                 ------------   ------------     ------
                                                                                    3,037,580      4,039,656        2.1
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS                      46,000      Federal-Mogul Corp. ........      1,786,846      1,863,000        0.9
---------------------------------------------------------------------------------------------------------------------
BANKING                               52,300      Bank of New York, Co.,
                                                    Inc. .....................      1,353,566      3,023,594        1.6
                                      32,100      BankAmerica Corp. ..........      1,714,033      2,343,300        1.2
                                                                                 ------------   ------------     ------
                                                                                    3,067,599      5,366,894        2.8
---------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL                   45,000      First Union Corporation.....      2,213,132      2,306,250        1.2
---------------------------------------------------------------------------------------------------------------------
BROADCASTING/CABLE                    26,200      +Chancellor Media Corp. ....      1,661,883      1,955,175        1.0
                                      92,376      +Tele-Communications, Inc.
                                                    (Class A).................      1,505,409      2,574,981        1.3
                                      52,824      +Tele-Communications TCI
                                                    Ventures Group............        860,848      1,495,579        0.8
                                                                                 ------------   ------------     ------
                                                                                    4,028,140      6,025,735        3.1
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES                   49,600      +Gartner Group, Inc. (Class
                                                    A)........................      1,682,775      1,847,600        0.9
---------------------------------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT               70,600      +WorldCom, Inc. ............      1,895,225      2,135,650        1.1
---------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                     18,000      +Cisco Systems, Inc. .......      1,026,042      1,003,500        0.5
                                      10,200      +Microsoft Corp. ...........      1,399,950      1,317,713        0.7
                                                                                 ------------   ------------     ------
                                                                                    2,425,992      2,321,213        1.2
---------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                     22,700      +BMC Software, Inc. ........        932,880      1,486,850        0.8
                                      28,000      Computer Associates
                                                    International, Inc. ......        826,665      1,480,500        0.7
                                                                                 ------------   ------------     ------
                                                                                    1,759,545      2,967,350        1.5
---------------------------------------------------------------------------------------------------------------------
COMPUTERS                             11,400      Compaq Computer
                                                    Corporation...............        414,789        643,388        0.3
                                       6,600      International Business
                                                    Machines Corp. ...........        383,499        690,113        0.4
                                      37,500      +Quantum Corporation........      1,059,051        752,344        0.4
                                                                                 ------------   ------------     ------
                                                                                    1,857,339      2,085,845        1.1
---------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                         54,600      AlliedSignal Inc. ..........      2,058,394      2,125,988        1.1
                                      77,900      The Dial Corporation........      1,503,330      1,621,294        0.8
                                                                                 ------------   ------------     ------
                                                                                    3,561,724      3,747,282        1.9
---------------------------------------------------------------------------------------------------------------------
CONTAINERS                            69,100      +Owens-Illinois, Inc. ......      2,060,288      2,621,481        1.3
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS                 27,000      General Electric Company....      1,901,801      1,981,125        1.0
---------------------------------------------------------------------------------------------------------------------
ELECTRONICS                           53,000      +National Semiconductor
                                                    Corporation...............      2,148,196      1,374,687        0.7
---------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                         21,500      Royal Caribbean Cruises
                                                    Ltd. .....................        937,070      1,146,219        0.6
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                    11,100      American Express Company....        705,395        990,675        0.5
                                      43,100      MGIC Investment Corp. ......      1,645,089      2,866,150        1.5
                                                                                 ------------   ------------     ------
                                                                                    2,350,484      3,856,825        2.0
---------------------------------------------------------------------------------------------------------------------
HARDWARE & TOOLS                      34,600      The Black & Decker
                                                    Corporation...............      1,181,145      1,351,563        0.7
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
INDUSTRY                            HELD                 COMMON STOCKS               COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
INSURANCE                             30,000      Hartford Life, Inc. (Class
                                                    A)........................   $  1,026,133   $  1,359,375        0.7%
                                      69,000      Provident Companies,
                                                    Inc. .....................      2,280,888      2,665,125        1.4
                                      52,800      Travelers Group, Inc. ......      1,895,669      2,844,600        1.5
                                      18,200      Travelers Property Casualty
                                                    Corp. (Class A)...........        736,471        800,800        0.4
                                      40,400      UNUM Corporation............      1,296,640      2,196,750        1.1
                                                                                 ------------   ------------     ------
                                                                                    7,235,801      9,866,650        5.1
---------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM                     72,300      Brunswick Corporation.......      1,851,165      2,191,594        1.1
---------------------------------------------------------------------------------------------------------------------
MACHINERY                             27,000      Harnischfeger Industries,
                                                    Inc. .....................      1,169,988        953,437        0.5
                                      54,100      Ingersoll-Rand Co. .........      1,747,663      2,191,050        1.1
                                      21,000      SPX Corporation.............      1,191,177      1,449,000        0.8
                                                                                 ------------   ------------     ------
                                                                                    4,108,828      4,593,487        2.4
---------------------------------------------------------------------------------------------------------------------
MEDICAL EQUIPMENT                     44,000      DENTSPLY International,
                                                    Inc. .....................      1,110,475      1,342,000        0.7
---------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES                      83,985      +HEALTHSOUTH Corporation....      2,276,673      2,330,584        1.2
---------------------------------------------------------------------------------------------------------------------
NATURAL GAS                           21,000      Enron Corp. ................        842,925        872,812        0.4
---------------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT                      24,000      Danka Business Systems PLC
                                                    (ADR)(a)..................      1,184,193        382,500        0.2
---------------------------------------------------------------------------------------------------------------------
OIL SERVICES                          33,400      +Smith International,
                                                    Inc. .....................      1,592,276      2,049,925        1.0
---------------------------------------------------------------------------------------------------------------------
PETROLEUM                             48,500      Unocal Corp. ...............      1,762,226      1,882,406        1.0
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                       21,500      Bristol-Myers Squibb
                                                    Company...................      2,042,518      2,034,437        1.0
                                      32,000      Lilly (Eli) & Co. ..........      2,019,878      2,228,000        1.1
                                      28,000      Pfizer, Inc. ...............      2,048,305      2,087,750        1.1
                                      14,000      Warner-Lambert Company......      2,002,840      1,736,000        0.9
                                                                                 ------------   ------------     ------
                                                                                    8,113,541      8,086,187        4.1
---------------------------------------------------------------------------------------------------------------------
RAILROADS                             18,600      Burlington Northern Santa Fe
                                                    Inc. .....................      1,560,109      1,728,637        0.9
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS         50,000      Glenborough Realty Trust
                                                    Inc. .....................      1,250,000      1,481,250        0.8
                                      55,200      Prentiss Properties Trust...      1,242,693      1,542,150        0.8
                                      24,000      Starwood Lodging Trust......      1,080,000      1,389,000        0.7
                                                                                 ------------   ------------     ------
                                                                                    3,572,693      4,412,400        2.3
---------------------------------------------------------------------------------------------------------------------
RESTAURANTS                           30,000      +Tricon Global Restaurants,
                                                    Inc. .....................      1,031,641        871,875        0.4
---------------------------------------------------------------------------------------------------------------------
RETAIL                                23,000      +Safeway Inc. ..............      1,255,380      1,454,750        0.8
                                      31,400      Sears, Roebuck & Co. .......      1,397,894      1,420,850        0.7
                                      39,000      Wal-Mart Stores, Inc. ......      1,610,128      1,538,062        0.8
                                                                                 ------------   ------------     ------
                                                                                    4,263,402      4,413,662        2.3
---------------------------------------------------------------------------------------------------------------------
RETAIL--DRUG STORES                   43,760      Rite Aid Corp. .............      1,513,691      2,568,165        1.3
---------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES                    44,000      +OMI Corporation............        569,909        404,250        0.2
---------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                      40,500      Carnival Corp. (Class A)....      1,233,934      2,242,687        1.2
---------------------------------------------------------------------------------------------------------------------
UTILITIES                             37,500      Texas Utilities Company.....      1,496,485      1,558,594        0.8
---------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATIONS             73,400      Edison International........      1,422,534      1,995,563        1.0
---------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS                        37,200      El Paso Natural Gas Co. ....      1,927,997      2,473,800        1.3
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS              91,161,430    109,154,853       56.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

                                    FACE                                                           VALUE       PERCENT OF
           INDUSTRY                AMOUNT           FIXED-INCOME INVESTMENTS         COST        (NOTE 1A)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES               $ 2,000,000      General Electric Capital
                                                    Corp., 8.75% due
                                                    5/21/2007.................   $  2,249,100   $  2,351,460        1.2%
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY               2,759,945      Federal Home Loan Mortgage
MORTGAGE-BACKED OBLIGATIONS**                       Corp., Pool #10036, 7.50%
                                                    due 6/01/2007.............      2,812,557      2,834,353        1.5
                                                  Federal National Mortgage
                                                    Association, Pool:
                                   3,676,648      #50933, 6% due 11/01/2000...      3,639,882      3,656,831        1.9
                                   8,041,482      #313201, 6% due 6/01/2001...      7,959,811      7,986,559        4.1
                                   4,580,174      #313202, 6% due 2/01/2004...      4,525,784      4,547,517        2.3
                                                                                 ------------   ------------     ------
                                                                                   18,938,034     19,025,260        9.8
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT OBLIGATIONS         22,930,000      US Treasury Bonds, 6.625%
                                                    due 2/15/2027.............     21,847,692     24,893,267       12.8
                                                  US Treasury Notes:
                                   9,000,000      6% due 8/15/1999............      9,024,609      9,043,560        4.6
                                  18,000,000      6.50% due 5/31/2002.........     18,120,938     18,525,960        9.5
                                   5,200,000      6.25% due 2/15/2007.........      5,176,281      5,365,724        2.8
                                                                                 ------------   ------------     ------
                                                                                   54,169,520     57,828,511       29.7
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL FIXED-INCOME
                                                  INVESTMENTS                      75,356,654     79,205,231       40.7
---------------------------------------------------------------------------------------------------------------------
                                                     SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                  5,373,000      General Motors Acceptance
                                                    Corp., 6.75% due
                                                    1/02/1998.................      5,370,985      5,370,985        2.8
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES       5,370,985      5,370,985        2.8
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS...........   $171,889,069    193,731,069       99.5
                                                                                 ============
                                                  OTHER ASSETS LESS
                                                    LIABILITIES...............                     1,015,935        0.5
                                                                                                ------------     ------
                                                  NET ASSETS..................                  $194,747,004      100.0%
                                                                                                ============     ======
---------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

** Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than original maturity.

(a) American Depositary Receipts (ADR).

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$171,889,069) (Note 1a)............................               $193,731,069
Cash.......................................................................................                        557
Receivables:
  Interest.................................................................................  $1,108,578
  Dividends................................................................................     120,121
  Capital shares sold......................................................................         181      1,228,880
                                                                                              ---------
Prepaid expenses and other assets..........................................................                     13,360
                                                                                                          ------------
Total assets...............................................................................                194,973,866
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser (Note 2)..............................................................      96,123
  Securities purchased.....................................................................      66,779
  Capital shares redeemed..................................................................      31,433        194,335
                                                                                              ---------
Accrued expenses and other liabilities.....................................................                     32,527
                                                                                                          ------------
Total liabilities..........................................................................                    226,862
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................................................               $194,747,004
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized+............               $  1,174,224
Paid-in capital in excess of par...........................................................                150,194,272
Undistributed investment income--net.......................................................                  6,345,477
Undistributed realized capital gains on investments--net...................................                 15,191,031
Unrealized appreciation on investments--net................................................                 21,842,000
                                                                                                          ------------
NET ASSETS.................................................................................               $194,747,004
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $194,747,004 and 11,742,245 shares outstanding.............               $      16.59
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

   + The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1c & 1d):
Interest and discount earned................................................................               $ 6,237,455
Dividends...................................................................................                 1,314,159
                                                                                                           -----------
Total income................................................................................                 7,551,614
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................................................  $1,102,076
Accounting services (Note 2)................................................................      41,545
Custodian fees..............................................................................      26,889
Professional fees...........................................................................      25,268
Transfer agent fees (Note 2)................................................................       5,010
Directors' fees and expenses................................................................       3,275
Pricing services............................................................................         533
Other.......................................................................................       1,532
                                                                                                --------
Total expenses..............................................................................                 1,206,128
                                                                                                           -----------
Investment income--net......................................................................                 6,345,486
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET (NOTES 1b, 1d & 3):
Realized gain on investments--net...........................................................                15,251,840
Change in unrealized appreciation on investments--net.......................................                 9,866,947
                                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................               $31,464,273
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             FOR THE YEAR ENDED
                                                                                                DECEMBER 31,
                                                                                       -------------------------------
                         INCREASE (DECREASE) IN NET ASSETS:                                1997               1996
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net..............................................................   $  6,345,486       $  7,339,770
Realized gain on investments--net...................................................     15,251,840         21,869,723
Change in unrealized appreciation/depreciation on investments--net..................      9,866,947         (9,430,963)
                                                                                       ---------------    ---------------
Net increase in net assets resulting from operations................................     31,464,273         19,778,530
                                                                                       ---------------    ---------------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net:
  Class A...........................................................................     (3,604,297)        (7,882,096)
Realized gain on investments--net:
  Class A...........................................................................    (20,656,058)          (328,715)
                                                                                       ---------------    ---------------
Net decrease in net assets resulting from dividends and distributions to
shareholders........................................................................    (24,260,355)        (8,210,811)
                                                                                       ---------------    ---------------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share transactions..................    (24,503,928)       (12,432,919)
                                                                                       ---------------    ---------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets........................................................    (17,300,010)          (865,200)
Beginning of year...................................................................    212,047,014        212,912,214
                                                                                       ---------------    ---------------
End of year*........................................................................   $194,747,004       $212,047,014
                                                                                       ===============    ===============
---------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net..............................................   $  6,345,477       $  3,604,288
                                                                                       ===============    ===============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                ------------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................   $  16.01     $  15.17     $  13.08     $  14.08     $  12.85
                                                            --------     --------     --------     --------     --------
Investment income--net...................................        .54          .53          .59          .48          .32
Realized and unrealized gain (loss) on
  investments--net.......................................       1.87          .89         2.06        (1.06)        1.37
                                                            --------     --------     --------     --------     --------
Total from investment operations.........................       2.41         1.42         2.65         (.58)        1.69
                                                            --------     --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net.................................       (.27)        (.56)        (.56)        (.37)        (.34)
  Realized gain on investments--net......................      (1.56)        (.02)          --           --         (.12)
  In excess of realized gain on investments--net.........         --           --           --         (.05)          --
                                                            --------     --------     --------     --------     --------
Total dividends and distributions........................      (1.83)        (.58)        (.56)        (.42)        (.46)
                                                            --------     --------     --------     --------     --------
Net asset value, end of year.............................   $  16.59     $  16.01     $  15.17     $  13.08     $  14.08
                                                            ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................     17.11%        9.73%       20.81%       (4.19%)      13.49%
                                                            ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................       .60%         .60%         .61%         .63%         .70%
                                                            ========     ========     ========     ========     ========
Investment income--net...................................      3.17%        3.39%        4.22%        3.95%        3.20%
                                                            ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................   $194,747     $212,047     $212,912     $158,951     $115,420
                                                            ========     ========     ========     ========     ========
Portfolio turnover.......................................    136.71%      236.50%       38.40%       35.36%       12.55%
                                                            ========     ========     ========     ========     ========
Average commission rate paid**...........................   $  .0608     $  .0610           --           --           --
                                                            ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------

   * Total investment returns exclude insurance-related fees and expenses.

  ** For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share of purchases and sales of equity securities.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Effective
September 17, 1997, each fund's existing class of shares was designated as Class A Shares and each fund began offering Class B Shares. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. American Balanced Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

--------------------------------------------------------------------------------

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.55% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc. (MLPF&S), a subsidiary of ML & Co., earned $6,237 in commissions on the execution of portfolio security transactions

  For the year ended December 31, 1997, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $248 for providing security price quotations to compute the Fund's net asset value.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $246,639,319 and $291,661,740, respectively.

  Net realized and unrealized gains(losses) as of December 31, 1997 were as follows:

---------------------------------------------------------
                                           Realized      Unrealized
                                        Gains (Losses)      Gains
---------------------------------------------------------
Long-term investments.................   $ 15,251,895    $21,842,000
Short-term investments................            (55)            --
                                           ----------    -----------
Total.................................   $ 15,251,840    $21,842,000
                                           ==========    ===========
---------------------------------------------------------

  At December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $21,622,632, of which $24,791,879 related to appreciated securities and $3,169,247 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $172,108,437.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $24,503,928 and $12,432,919 for the years ended December 31, 1997 and December 31, 1996, respectively.

  Transactions in capital shares were as follows:

---------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 1997                        Shares          Amount
---------------------------------------------------------
Shares sold..........................      62,221     $    951,862
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,723,037       24,260,354
                                       ----------     ------------
Total issued.........................   1,785,258       25,212,216
Shares redeemed......................  (3,285,875)     (49,716,144)
                                       ----------     ------------
Net decrease.........................  (1,500,617)    $(24,503,928)
                                       ==========     ============
---------------------------------------------------------

---------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 1996                        Shares          Amount
---------------------------------------------------------
Shares sold..........................     578,134     $  8,724,352
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     554,530        8,210,811
                                       ----------     ------------
Total issued.........................   1,132,664       16,935,163
Shares redeemed......................  (1,921,234)     (29,368,082)
                                       ----------     ------------
Net decrease.........................    (788,570)    $(12,432,919)
                                       ==========     ============
---------------------------------------------------------

5. SUBSEQUENT EVENT:

On January 2, 1998, the Company's Board of Directors declared an ordinary income dividend in the amount of $.807862 per Class A Share and a long-term capital gains distribution in the amount of $1.044927 per Class A Share payable on January 9, 1998 to shareholders of record as of December 31, 1997.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
AMERICAN BALANCED FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Balanced Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Balanced Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
ANNUAL REPORT--DECEMBER 31, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1997, the total investment return on Basic Value Focus Fund's Class A Shares was +20.62%, based on a change in per share net asset value from $14.74 to $15.84, and assuming reinvestment of $0.667 per share income dividends and $0.943 per share capital gain distributions. For the six months ended December 31, 1997, the total investment return on Basic Value Focus Fund's Class A Shares was +6.81%, based on a change in per share net asset value from $14.83 to $15.84. Since inception (November 3, 1997) through December 31, 1997, the total investment return on the Fund's Class B Shares was -0.31%, based on a change in per share net asset value from $15.89 to $15.84. (Additional performance information can be found on page 16 of this report to shareholders.)

FISCAL YEAR IN REVIEW

  During 1997, the unmanaged Standard & Poor's 500 Index (S&P 500) total return was +33.36%. This stellar performance was attributable to the continuation of robust economic growth coupled with low inflation. Most of the market's gain was achieved in the first several months of the year. In early October, the uninterrupted climb in the major indexes came to an abrupt halt as investors took notice of the economic dislocations taking place in the Southeast Asian economies. The S&P 500 suffered a one-day 7% correction as investors concluded that the problems in Asia would have a decidedly depressing impact on the US economy and US corporate profits. Although the market eventually recouped these losses, volatility characterized daily trading as investors attempted to reconcile continued reports of potentially inflationary US economic data with the dampening effect on the US economy of the "Asian contagion."

  Against this backdrop, Basic Value Focus Fund's Class A Shares underperformed the broad market indexes with a total return of +20.62%. The Fund's performance reflected strict adherence to our value style of investing which dictated an overweighting in cyclical and basic industry stocks. These sectors offered low price/book and price/earnings multiples with generous dividend yields. However, investors' appetite for stable, large-capitalization growth companies was unabated during 1997, despite their rich valuation levels. The Fund's underperformance came primarily in the fourth quarter of 1997 when the economic problems of Asia widened.

PORTFOLIO MATTERS

  The Asian crisis, which came to investors' attention early in October, drove investors toward safe-haven, large-capitalization quality issues, thereby shunning stocks whose earnings are tied to the economic cycle. Despite their rich valuations, stocks such as Procter & Gamble Co., Merck & Co., Johnson & Johnson, Walt Disney Co. and General Electric Co. all attained new highs after the initial Asian stock market corrections. In contrast, Fund holdings such as International Paper Company, Louisiana-Pacific Corporation and ASARCO Inc. declined and never recovered. Additional damage was inflicted on retail, technology and chemical holdings which were hard-hit given their cyclical nature and, in some cases, direct exposures to Asia. This rotation is evidenced by the dramatic decoupling of the unmanaged Morgan Stanley Consumer and the Morgan Stanley Cyclical Indexes, as the Consumer Index rose an impressive 9.6% during the fourth quarter while the Cyclical Index declined 9%. This substantial divergence helps to explain Basic Value Focus Fund's performance relative to the broader indexes.

  Recent activity in the stock market has led to an even wider disparity in "value" versus "growth" stock valuations. We believe that the underperformance in groups such as paper and forest products and capital goods/technology is overdone. The currency devaluations in Asia could have a positive impact on these industries over the longer term, as it becomes less likely that new capacity will be added in the foreseeable future. While end demand for paper and technology products is expected to remain healthy, it is the supply side of the equation that typically leads to market imbalances. Therefore, we continued to add to our positions in International Paper Company, Louisiana-Pacific Corporation and other cyclical stocks. Moreover, it is this thought process that dictated our adding new positions in Stone Container Corporation, Texas Instruments Inc. and Seagate Technology, Inc. Other additions to the Fund since our June 30, 1997 report to shareholders included Aetna, Inc., Sears, Roebuck & Co., Travelers Property Casualty Corp., Tupperware Corporation and Unocal Corporation.

  Aetna, Inc., one of the Fund's largest holdings as of December 31, 1997, became attractive after the aggressive consolidation of claims-

--------------------------------------------------------------------------------

paying centers resulted in the company underpricing a majority of its book of business. We believe that Aetna is likely to take steps to protect its profit margins by reducing its cost structure. Moreover, the company generates substantial free cash flow, and recently authorized a share repurchase program. At ten times cash earnings per share, Aetna was an attractive addition to the Fund. We purchased Sears, Roebuck & Co. when it fell 40% from its high as a result of accelerated deterioration in its credit card business. We are comfortable with the plan outlined by Sears' management to control the problem. At 12 times earnings per share, Sears trades well below its peer group and its merchandising offerings remain healthy.

  Travelers Property Casualty Corp. is undergoing a cost reduction program which we believe will extend beyond current expectations. It also appears likely that the company will continue to grow through accretive acquisitions. The company's track record for assimilating new businesses is sound, and we believe its management can continue to be astute buyers of property casualty assets. The company has $2 billion of excess cash and is expected to generate an additional $1 billion annually. Coupled with reserve redundancies estimated at over $2.5 billion, Travelers Property Casualty is a welcome addition to the Fund, trading at 2.6 times book value per share and 11 times earnings per share.

  Tupperware Corporation has suffered from a confluence of short-term adverse events. We believe the stock is likely to rebound as management takes corrective actions to improve profitability. In the meantime, the company continues to generate free cash flow and offers a generous safe 3.2% dividend yield. Unocal Corporation has recently transformed itself from an integrated oil and gas producer with downstream operations to an independent producer, with the sale of its refining and marketing business. Achieving a group average multiple suggests substantial upside potential for this holding is possible.

  On the sell side, we eliminated positions in Computervision Corp., Dillards, Inc., Eastman Chemical Company, Millennium Chemicals Inc., and Toys 'R' US, Inc.

  Looking ahead, we understand that investors may continue to favor large-capitalization growth stocks. However, we remain confident that through our bottom-up approach to stock selection, our shareholders will be rewarded by our commitment to undervalued, out-of-favor equities. We continue to invest in equities where company-specific events are likely to unleash value, and do not invest with specific forecasts of the direction of interest rates or the economy. This strategy has been successful in the past, and we anticipate that it will continue to lead to healthy performance in the future.

IN CONCLUSION

  We appreciate your investment in Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our upcoming report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Kevin M. Rendino
Kevin M. Rendino
Senior Vice President and Portfolio Manager

February 10, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                           BASIC VALUE
         MEASUREMENT PERIOD              FOCUS-CLASS A
        (FISCAL YEAR COVERED)               SHARES*            S&P 500++
7/01/93**                                   10000                10000
DEC-93                                      10950                10531
DEC-94                                      11209                10667
DEC-95                                      14065                14673
DEC-96                                      16976                18043
DEC-97                                      20476                24063
   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  ** Commencement of operations.
   + Basic Value Focus Fund invests primarily in equities that Fund management believes are undervalued.
  ++ This unmanaged broad-based Index is comprised of common stocks.
                                                             Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/97                                                      +20.62%
--------------------------------------------------------------------------------
Inception (7/01/93) to 12/31/97                                           +17.26
================================================================================
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AGGREGATE TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Inception (11/03/97) to 12/31/97                                         - 0.31%
--------------------------------------------------------------------------------

Basic Value Focus Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Standard & Poor's 500 Index. Beginning and ending values are:

                                      7/01/93**        12/97
                                      ---------        -----

Basic Value Focus Fund+--
Class A Shares*                       $10,000          $20,476
Standard & Poor's 500 Index++         $10,000          $24,063

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
INDUSTRY                            HELD                     STOCKS                  COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
LOW PRICE TO BOOK VALUE
---------------------------------------------------------------------------------------------------------------------
METALS--NON FERROUS                  450,000      ASARCO Inc.  ...............   $  12,726,022  $ 10,096,875        1.5%
HEALTH MAINTENANCE ORGANIZATIONS     270,000      Aetna, Inc. ................      21,409,730    19,051,875        2.8
INFORMATION PROCESSING               500,000      +Apple Computer, Inc. ......      10,502,715     6,531,250        1.0
RETAIL                             1,700,000      +Charming Shoppes, Inc. ....       7,070,329     7,862,500        1.2
COMPUTER SERVICES                    700,000      +Compuserve Corporation ....       8,005,978     8,487,500        1.3
INFORMATION PROCESSING               275,000      +Digital Equipment Corporation..   9,623,430    10,175,000        1.5
TECHNOLOGY                           879,200      +Exabyte Corporation .......      10,803,293     5,659,850        0.8
SEMICONDUCTORS                       750,000      +Integrated Device
                                                    Technology, Inc. .........       8,372,460     7,031,250        1.1
RETAIL                             1,000,000      +Kmart Corporation..........      11,285,019    11,562,500        1.7
SOFTWARE                           1,137,500      +Mentor Graphics Corporation...    11,232,266   11,019,531        1.6
SOFTWARE                           1,450,000      +Novell, Inc. ..............      11,396,972    10,784,375        1.6
COMPUTER SERVICES                    950,000      Scitex Corporation
                                                    Ltd.(ADR)(a)..............      10,783,715    11,340,625        1.7
COMPUTER SERVICES                    275,000      +Seagate Technology,
                                                    Inc. .....................       8,002,248     5,293,750        0.8
BEVERAGE & ENTERTAINMENT             500,000      Seagram Company Ltd. (The)...     17,915,499    16,156,250        2.4
INSURANCE                            400,000      TIG Holdings, Inc. .........      11,728,529    13,275,000        2.0
INSURANCE                            275,000      Travelers Property Casualty
                                                    Corp. (Class A)...........       9,762,500    12,100,000        1.8
TELECOMMUNICATIONS                   450,000      +U S West Media Group,
                                                    Inc. .....................       8,483,690    12,993,750        1.9
STEEL                              1,050,000      +WHX Corporation (b)........      10,356,874    12,468,750        1.9
BANKING                               50,000      Wells Fargo & Company.......      12,746,277    16,971,875        2.5
OIL--INTERNATIONAL                   350,000      Yacimentos Petroliferos
                                                    Fiscales S.A. (ADR)(a)....       7,185,793    11,965,625        1.8
                                                                                  ------------  ------------     ------
                                                                                   219,393,339   220,828,131       32.9
---------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                            125,000      duPont (E.I.) de Nemours &
                                                    Co. ......................       7,462,998     7,507,812        1.1
AUTOMOTIVE                           190,000      Ford Motor Company..........       6,177,479     9,250,625        1.4
AUTOMOTIVE                           200,000      General Motors
                                                    Corporation...............      10,702,284    12,125,000        1.8
CHEMICALS                            330,000      Great Lakes Chemical
                                                    Corporation...............      14,477,567    14,808,750        2.2
ENTERTAINMENT                        425,400      +Harrah's Entertainment,
                                                    Inc. .....................       7,997,140     8,029,425        1.2
BANKING                              600,000      Hibernia Corporation (Class
                                                    A)........................       7,345,555    11,287,500        1.7
CHEMICALS                            255,300      Hercules Inc. ..............      12,362,092    12,780,956        1.9
INFORMATION PROCESSING               120,000      International Business
                                                    Machines Corp. ...........       8,367,029    12,547,500        1.9
RETAIL                               300,000      +Woolworth Corporation......       6,448,726     6,112,500        0.9
                                                                                  ------------  ------------     ------
                                                                                    81,340,870    94,450,068       14.1
---------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                   300,000      AT&T Corp. .................      10,658,850    18,375,000        2.7
BANKING                              100,000      Bankers Trust New York
                                                    Corporation...............       7,867,192    11,243,750        1.7
PHARMACEUTICALS                       80,000      Bristol-Myers Squibb Co. ...       3,296,133     7,570,000        1.1
PUBLISHING                           250,000      Dow Jones & Company,
                                                    Inc. .....................       9,759,114    13,421,875        2.0
OIL SERVICES                         250,000      Dresser Industries, Inc. ...       7,730,690    10,484,375        1.6
PHOTOGRAPHY                          312,300      Eastman Kodak Company.......      20,301,369    18,991,744        2.8
MACHINERY                            400,000      ITT Industries Inc. ........       9,221,079    12,550,000        1.9
FOREST PRODUCTS & PAPER              250,000      International Paper
                                                    Company ..................      10,177,464    10,781,250        1.6
FOREST PRODUCTS & PAPER              500,000      Louisiana-Pacific
                                                    Corporation ..............      11,883,702     9,500,000        1.4
OIL--DOMESTIC                        400,000      Occidental Petroleum
                                                    Corporation...............       9,176,500    11,725,000        1.7
PHARMACEUTICALS                      475,000      Pharmacia & Upjohn, Inc. ...      15,746,539    17,396,875        2.6
TOBACCO                              250,000      Philip Morris Companies,
                                                    Inc. .....................      10,534,180    11,328,125        1.7
RETAIL TRADE                         200,000      Sears, Roebuck & Co. .......       9,011,460     9,050,000        1.3
SERVICES                             350,000      Tupperware Corporation......       9,336,800     9,756,250        1.5
STEEL                                400,000      USX-US Steel Group, Inc. ...      11,903,144    12,500,000        1.9
OIL--DOMESTIC                        250,000      Unocal Corporation..........       9,725,214     9,703,125        1.4
                                                                                  ------------  ------------     ------
                                                                                   166,329,430   194,377,369       28.9
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
INDUSTRY                            HELD                     STOCKS                  COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
---------------------------------------------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS     650,600      +Humana, Inc. ..............   $  12,749,489  $ 13,499,950        2.0%
AEROSPACE & DEFENSE                  122,000      Lockheed Martin
                                                    Corporation...............      11,801,919    12,017,000        1.8
MEDICAL SERVICES                     725,000      +Pharmaceutical Product
                                                    Development, Inc. ........      13,229,805    11,146,875        1.7
FOREST PRODUCTS & PAPER            1,000,000      +Stone Container
                                                    Corporation...............      14,226,851    10,437,500        1.6
SEMICONDUCTORS                       200,000      Texas Instruments Inc. .....       8,820,882     9,000,000        1.3
OIL--DOMESTIC                        500,000      Union Texas Petroleum
                                                    Holdings, Inc. ...........      11,533,850    10,406,250        1.5
BEVERAGE & ENTERTAINMENT             400,000      +Viacom, Inc. (Class B).....      11,321,864    16,575,000        2.5
                                                                                  ------------  ------------     ------
                                                                                    83,684,660    83,082,575       12.4
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL STOCKS                     550,748,299   592,738,143       88.3
---------------------------------------------------------------------------------------------------------------------
                                    FACE
                                   AMOUNT            SHORT-TERM SECURITIES
  ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                $ 9,634,000      Atlantic Asset
                                                    Securitization Corp.,
                                                    5.90% due 1/12/1998.......       9,615,053     9,615,053        1.4
                                     157,000      CIT Group Holdings, Inc.
                                                    (The), 6.75% due
                                                    1/02/1998.................         156,941       156,941        0.0
                                  15,000,000      Corporate Receivables Corp.,
                                                    5.75% due 1/14/1998.......      14,966,458    14,966,458        2.2
                                  15,132,000      General Electric Capital
                                                    Corp., 6.75% due
                                                    1/02/1998.................      15,126,326    15,126,326        2.3
                                                  Lexington Parker Capital
                                                    LLC:
                                   9,485,000      5.89% due 1/07/1998.........       9,474,137     9,474,137        1.4
                                  11,000,000      5.90% due 1/21/1998.........      10,962,142    10,962,142        1.6
                                  10,000,000      Riverwoods Funding Corp.,
                                                    5.80% due 1/08/1998.......       9,987,111     9,987,111        1.5
                                  10,000,000      WCP Funding Inc., 5.875% due
                                                    1/09/1998.................       9,985,313     9,985,313        1.5
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES       80,273,481    80,273,481       11.9
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS...........   $ 631,021,780   673,011,624      100.2
                                                                                  ============
                                                  LIABILITIES IN EXCESS OF
                                                    OTHER ASSETS..............                    (1,338,685)      (0.2)
                                                                                                ------------     ------
                                                  NET ASSETS..................                  $671,672,939      100.0%
                                                                                                ============     ======
---------------------------------------------------------------------------------------------------------------------

  + Non-income producing security.

  * Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

(a) American Depositary Receipts (ADR).

(b) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

 ---------------------------------------------------------------------------------------------------------------------
                                                                                    NET SHARE        NET        DIVIDEND
              INDUSTRY                                AFFILIATE                      ACTIVITY        COST        INCOME
 ---------------------------------------------------------------------------------------------------------------------
Steel                                              WHX Corporation                   240,700      $1,733,666       +
---------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$631,021,780) (Note 1a)..........................                  $ 673,011,624
Receivables:
  Securities sold........................................................................   $ 1,503,776
  Dividends..............................................................................       828,105
  Capital shares sold....................................................................       637,125        2,969,006
                                                                                             ----------
Deferred organization expenses (Note 1e).................................................                            720
Prepaid expenses and other assets........................................................                         36,788
                                                                                                            ------------
Total assets.............................................................................                    676,018,138
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased...................................................................     3,747,053
  Investment adviser (Note 2)............................................................       354,686
  Capital shares redeemed................................................................        23,398        4,125,137
                                                                                             ----------
Accrued expenses and other liabilities...................................................                        220,062
                                                                                                            ------------
Total liabilities........................................................................                      4,345,199
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS...............................................................................                  $ 671,672,939
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------
NET ASSET CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized...........                  $   4,237,711
Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized...........                          2,197
Paid-in capital in excess of par.........................................................                    522,248,964
Undistributed investment income--net.....................................................                      7,897,468
Undistributed realized capital gains on investments--net.................................                     95,296,755
Unrealized appreciation on investments--net..............................................                     41,989,844
                                                                                                            ------------
NET ASSETS...............................................................................                  $ 671,672,939
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $671,324,915 and 42,377,106 shares outstanding...........                  $       15.84
                                                                                                            ============
Class B--Based on net assets of $348,024 and 21,965 shares outstanding...................                  $       15.84
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1c & 1d):
Dividends (net of $59,411 foreign withholding tax).......................................                  $   7,315,648
Interest and discount earned.............................................................                      4,354,162
                                                                                                             -----------
Total income.............................................................................                     11,669,810
                                                                                                             -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)........................................................   $ 3,489,377
Accounting services (Note 2).............................................................       129,561
Custodian fees...........................................................................        56,867
Professional fees........................................................................        54,700
Registration fees (Note 1e)..............................................................        22,558
Directors' fees and expenses.............................................................        10,215
Transfer agent fees--Class A (Note 2)....................................................         5,004
Amortization of organization expenses (Note 1e)..........................................           720
Pricing services.........................................................................           298
Distribution fees--Class B (Note 2)*.....................................................            35
Other....................................................................................         2,979
                                                                                             ----------
Expenses.................................................................................                      3,772,314
                                                                                                             -----------
Investment income--net...................................................................                      7,897,496
                                                                                                             -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES 1B, 1D & 3):
Realized gain on investments--net........................................................                     96,532,191
Change in unrealized appreciation on investments--net....................................                       (914,299)
                                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................                  $ 103,515,388
                                                                                                             ===========
---------------------------------------------------------------------------------------------------------------------

* Class B Shares commenced operations on November 3, 1997.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1997           1996
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  7,897,496   $  5,533,281
Realized gain on investments--net...........................    96,532,191     56,406,548
Change in unrealized appreciation/depreciation on
  investments--net..........................................      (914,299)    13,550,612
                                                              ------------   ------------
Net increase in net assets resulting from operations........   103,515,388     75,490,441
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1f):
Investment income--net:
  Class A...................................................    (3,224,650)    (4,571,085)
Realized gain on investments--net:
  Class A...................................................   (54,136,801)   (16,947,347)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (57,361,451)   (21,518,432)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................   100,588,838    164,495,262
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   146,742,775    218,467,271
Beginning of year...........................................   524,930,164    306,462,893
                                                              ------------   ------------
End of year*................................................  $671,672,939   $524,930,164
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  7,897,468   $  3,224,622
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE    ---------------------------------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                                                     FOR THE PERIOD
FINANCIAL STATEMENTS.                                           FOR THE YEAR ENDED DECEMBER 31,                  JULY 1, 1993+ TO
                                                ---------------------------------------------------------------    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:             1997           1996              1995              1994            1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........     $  14.74       $    13.10        $    11.10        $    10.95      $  10.00
                                                  --------         --------          --------          --------       -------
Investment income--net.......................          .19              .17               .18               .17           .04
Realized and unrealized gain on
  investments--net...........................         2.52             2.37              2.49               .08           .91
                                                  --------         --------          --------          --------       -------
Total from investment operations.............         2.71             2.54              2.67               .25           .95
                                                  --------         --------          --------          --------       -------
Less dividends and distributions:
  Investment income--net.....................         (.09)            (.18)             (.19)             (.10)           --
  Realized gain on investments--net..........        (1.52)            (.72)             (.48)               --            --
                                                  --------         --------          --------          --------       -------
Total dividends and distributions............        (1.61)            (.90)             (.67)             (.10)           --
                                                  --------         --------          --------          --------       -------
Net asset value, end of period...............     $  15.84       $    14.74        $    13.10        $    11.10      $  10.95
                                                  ========         ========          ========          ========       =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........       20.62%           20.69%            25.49%             2.36%         9.50%++
                                                  ========         ========          ========          ========       =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................         .65%             .66%              .66%              .72%          .86%*
                                                  ========         ========          ========          ========       =======
Investment income--net.......................        1.36%            1.37%             1.68%             2.08%         1.69%*
                                                  ========         ========          ========          ========       =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....     $671,325       $  524,930        $  306,463        $  164,307      $ 47,207
                                                  ========         ========          ========          ========       =======
Portfolio turnover...........................       95.52%           68.41%            74.10%            60.55%        30.86%
                                                  ========         ========          ========          ========       =======
Average commission rate paid++++.............     $  .0562       $    .0549                --                --            --
                                                  ========         ========          ========          ========       =======
---------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of operations.

++ Aggregate total investment return.

++++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                       CLASS B
                                                                                                 --------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE          FOR THE PERIOD
FINANCIAL STATEMENTS.                                                                             NOVEMBER 3, 1997+
                                                                                                   TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                                                                  1997
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........................................................         $  15.89
                                                                                                       --------
Investment income--net........................................................................              .01
Realized and unrealized gain on investments--net..............................................             (.06)
                                                                                                       --------
Total from investment operations..............................................................             (.05)
                                                                                                       --------
Net asset value, end of period................................................................         $  15.84
                                                                                                       ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share............................................................           (0.31%)++
                                                                                                       ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................................................................................             .82%*
                                                                                                       ========
Investment income--net........................................................................            1.27%*
                                                                                                       ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......................................................         $    348
                                                                                                       ========
Portfolio turnover............................................................................           95.52%
                                                                                                       ========
Average commission rate paid..................................................................         $  .0562
                                                                                                       ========
---------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of operations.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
NOTES TO FINANCIALS STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Effective September 17, 1997, each fund's existing class of shares was designated as Class A Shares and each fund began offering Class B Shares. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Basic Value Focus Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premiums received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period.

  (f) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution

--------------------------------------------------------------------------------

Agreement and Distribution Plan with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of 0.15% of the average daily value of the Fund's Class B net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of ML & Co., earned $30,147 in commissions on the execution of portfolio security transactions.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $545,266,359 and $480,847,418, respectively.

  Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

---------------------------------------------------------
                                          Realized     Unrealized
                                         Gains(Losses)    Gains
---------------------------------------------------------
Long-term investments..................  $96,532,195   $41,989,844
Short-term investments.................           (4)           --
                                         -----------   -----------
Total..................................  $96,532,191   $41,989,844
                                         ===========   ===========
---------------------------------------------------------

  At December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $40,936,770, of which $73,244,765 related to appreciated securities and $32,307,995 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $632,074,854.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $100,588,838 and $164,495,262 for the years ended December 31, 1997 and December 31, 1996, respectively.

  Transactions in capital shares for each class were as follows:

---------------------------------------------------------
Class A Shares for the Year                              Dollar
Ended December 31, 1997                  Shares          Amount
---------------------------------------------------------
Shares sold..........................   9,505,073     $141,108,871
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   4,361,868       57,361,452
                                       ----------     ------------
Total issued.........................  13,866,941      198,470,323
Shares redeemed......................  (7,112,265)     (98,226,048)
                                       ----------     ------------
Net increase.........................   6,754,676     $100,244,275
                                       ==========     ============
---------------------------------------------------------

---------------------------------------------------------
Class A Shares For the Year                              Dollar
Ended December 31, 1996                  Shares          Amount
---------------------------------------------------------
Shares sold..........................  11,000,199     $149,832,843
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,724,353       21,518,432
                                       ----------     ------------
Total issued.........................  12,724,552      171,351,275
Shares redeemed......................    (493,551)      (6,856,013)
                                       ----------     ------------
Net increase.........................  12,231,001     $164,495,262
                                       ==========     ============
---------------------------------------------------------

---------------------------------------------------------
Class B Shares for the Period                               Dollar
November 3, 1997+ to December 31, 1997      Shares          Amount
---------------------------------------------------------
Shares sold...............................  24,431         $383,980
Shares redeemed...........................  (2,466)         (39,417)
                                            ------         --------
Net increase..............................  21,965         $344,563
                                            ======         ========
---------------------------------------------------------

 + Commencement of operations.

5. SUBSEQUENT EVENT:

On January 2, 1998, the Company's Board of Directors declared an ordinary income dividend in the amount of $1.240376 per Class A Share and $1.238798 per Class B Share and a long-term capital gains distribution in the amount of $1.218343 per share for each of the two classes payable on January 9, 1998 to shareholders of record as of December 31, 1997.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC. -- BASIC VALUE FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
BASIC VALUE FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period July 1, 1993 (commencement of operations) to December 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 12, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND DECEMBER 31, 1997--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1997, the total investment return on Developing Capital Markets Focus Fund's Class A Shares was -6.53%, based on a change in per share net asset value from $10.05 to $9.22, and assuming reinvestment of $0.186 per share income dividends. For the six months ended December 31, 1997, the total investment return on Developing Capital Market's Class A Shares was -20.31%, based on a change in per share net asset value from $11.57 to $9.22. Since inception (November 3, 1997) through December 31, 1997, the total investment return on the Fund's Class B Shares was -0.86%, based on a change in per share net asset value from $9.30 to $9.22. (Additional performance information can be found on page 30 of this report to shareholders.)

FISCAL YEAR IN REVIEW

  During the 12-month period ended December 31, 1997, the total return for Developing Capital Markets Focus Fund's Class A Shares was -6.53%. The unmanaged Morgan Stanley Capital International (MSCI) Emerging Markets Free Index fell 11.59% during the same period. The Fund's outperformance was, in part, attributable to the Fund's underweighted positions in many of the Asian markets, including South Korea, Malaysia, the Philippines and Thailand, whose markets fell 66.67%, 68.11%, 62.59% and 73.43%, respectively. During the year, we reduced the Fund's weighting in the Pacific Basin/Asia from 35.4% of net assets to 22.5%. This occurred partly as a result of market declines and partly through further reduction of our already underweighted positions in these markets.

  During the fiscal year ended December 31, 1997, the performance of the emerging markets varied significantly. The Asian markets declined considerably, while other markets--including Latin America, emerging Europe and the Middle East--appreciated significantly. The two strongest markets during the 12-month period were Russia and Turkey, both of which appreciated by more than 100% in US dollar terms. Likewise, the weakest markets during the same period were Thailand and Indonesia, both of which declined more than 70% when measured in US dollars. Furthermore, considering market performance from a chronological perspective, the year can be divided into two halves. The first half includes the period through June 30, 1997, when many markets registered significant gains. In the last six months, what began as sporadic market declines accelerated in October and November into outright market panics in some countries.

  In Asia, markets such as Malaysia, Indonesia, Thailand and South Korea suffered US dollar-denominated declines of 68.11%, 74.06%, 73.43% and 66.67%, respectively. Hong Kong, which has long been viewed as a relatively stable market in the region, declined by 23.29% over the last 12 months, and witnessed a drop of 10% in one day. Although each country's situation was somewhat unique, many of the countries in the region suffered from one or more of the following problems: slowing economic growth, high and unstable interest rates, poorly funded current account deficits, and falling currencies.

  The region's problems began in early summer in Thailand where losses in the banking and property sectors pointed to other structural weaknesses in the Thai economy. These concerns led to currency speculation on the Thai baht. Thailand eventually was obliged to seek aid from the International Monetary Fund (IMF). The next country to falter was the Philippines, where the banking sector experienced a sharp rise in non-performing loans and the currency also came under attack. In order to defend the peso, the Philippine government raised interest rates sharply. The Malaysian currency, the ringgit, also came under attack. However, the Malaysian government's initial response to the economic crisis was to lay the blame on currency speculators and then implement short-lived measures to limit capital outflows. In Indonesia, the outlook is complicated by speculation about President Suharto's health and the issues of succession and political stability.

  South Korea is the world's eleventh-largest economy, and the economic problems facing the country evoked a high level of concern. As far back as 1996, many large industrial conglomerates in South Korea experienced financial difficulties and began declaring bankruptcy. As the number of these bankruptcies grew during 1997, foreign banks, suffering through problems in Thailand and Indonesia, took preemptive actions and withdrew support from South Korea. This prompted a liquidity crisis, since South Korea had come to rely on short-term foreign borrowings to finance its economic expansion. Although most of the external bank debt was incurred by the South Korean private sector, the liquidity crisis pointed out how quickly massive private sector problems can become the government's problems as well. The withdrawal of

--------------------------------------------------------------------------------

foreign bank support in the fall of 1997 wreaked havoc on the country's international reserves. The possibilities of massive devaluation of the South Korean won and outright default on bank debt loomed large. The South Korean government, after failing to obtain direct aid from the United States and Japan, was forced to agree to an IMF-sponsored program. In early December, a US$55 billion IMF-backed rescue package was hurriedly announced for South Korea, with major contributions scheduled from the IMF, other multilateral agencies and major economies.

  Speculation that Hong Kong would devalue its currency pulled the stock market down sharply in late October. Hong Kong has had to defend its currency with high interest rates, which have depressed both the stock and property markets. The Chinese stock market declined by 25.25% during the 12 months ended December 31, 1997.

  To a certain extent India remained insulated from the problems in the rest of Asia for a long time. Its currency is basically non-convertible and therefore not prey to speculation. The Indian market appreciated by 11.27% during the 12-month period.

  In Asia we continue to hold several stocks in key sectors such as telecommunications. For example, in the Philippines, our main holding is in Philippine Long Distance Telephone Co., a company which we believe should actually benefit from the devaluation of the Philippine peso because more than half of its revenues are generated from overseas tolls. In Indonesia, a major holding is P.T. Indonesian Satellite Corp. (Indosat), a provider of international telephone services. In China, we hold China Telecom (Hong Kong) Ltd., a cellular telecommunications company, and Eastern Communications Co., Ltd., a telecommunications equipment company

  During the 12-month period ended December 31, 1997, performance of Latin American markets was relatively strong, particularly during the first half of the year. Mexico was the star performer, with its market appreciating by almost 54% on a 12-month basis as investors began to pay more attention to the positive economic news coming out in Mexico. Month after month, positive news on industrial activity, declining interest rates and a stable currency gradually buoyed the market. The Brazilian market appreciated more than 27% for the 12-month period. This market was buoyed for the first half of the year by progress in privatizations. Argentina's situation was similar to Mexico's in that as positive news on the continuing economic recovery and strong tax collections became more widely known, the market strengthened. The Argentine market appreciated by almost 25% for the 12-month period.

  However, the strong performance of the Latin American markets made an about-face once the crisis in Asia began. The sudden fall of the Hong Kong market prompted investors to become impatient with the slow pace of reforms and the growing current account deficit in Brazil. Rumors of a possible devaluation of the Brazilian real led to panic selling during October. In the neighboring Argentine market, concern over a possible devaluation of the real weighed heavily because of the negative implications for Argentine exports to Brazil. Even the Mexican market, despite the very positive economic news, could not escape the general sell-off in the region.

  As mentioned, throughout the 12-month period the Mexican domestic economy continued to improve, with the construction and retail sectors showing sharp growth. In Mexico, we established a position in Cementos Mexicanos, S.A. de C.V. (Cemex), a major cement company.

  The performance of the major markets in the Middle East/Africa region varied widely during the last 12 months with South Africa declining by 8.18%, Israel appreciating by 25.02%, and Turkey experiencing a strong rally of 118% for the year. The Fund's largest weighting was in South African stocks where the market was negatively affected not only by the sell-off in emerging markets in general, but also by weak gold prices. Despite these two factors, the underlying economy in South Africa has remained relatively sound with inflation slowing and the current account deficit decreasing. The outlook is for a continued decline in interest rates, which we believe should, in turn, stimulate growth and benefit Nedcor Ltd. and First National Bank Holdings Ltd., two bank stocks the Fund holds.

  The emerging European markets were also strong during the 12-month period. Market leaders were Russia (+118.05%) and Hungary (+95.21%). Portugal appreciated by 47.5%. The Hungarian market posted strong gains because of good corporate earnings and the Hungarian government's decision to proceed with the Magyar TavKozlesi Reszvenytarsasag, Ltd. (MATAV) initial public offering. Portugal graduated to developed market status as the market became included in the unmanaged MSCI developed market indexes on December 31, 1997. The Portuguese economy has recently been characterized by a combination of strong gross domestic product growth, lower unemployment and low inflation. For most of the year, the Russian market advanced as new investors

--------------------------------------------------------------------------------

entered the market. However, like Brazil the market was badly shaken by the crisis in Asia. In Russia, investors became concerned that reserves were being run down to defend the ruble and that the liquidity problems in South Korea would lead to a massive sell-off of Russian debt instruments. Speculation about President Yeltsin's health also added to the uncertainty characterizing the Russian market. Our Fund's major holdings in Russia included Lukoil Oil Company, the blue-chip petroleum company, and AO Mosenergo, the electric power distributor in Moscow.

IN CONCLUSION

  We would caution our investors that the volatility exhibited during the last 12 months is very much a part of investing in the emerging markets. We would therefore remind you that it is advisable to take a long-term view when investing in these markets.

  We appreciate your ongoing interest in Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reviewing our outlook with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Grace Pineda
Grace Pineda
Senior Vice President and Portfolio Manager

February 10, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                 [DEVELOPING CAPITAL MARKETS FOCUS FUND GRAPH]

   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  ** Commencement of operations.
   + Developing Capital Markets Focus Fund invests in securities, principally equities, of issuers in countries having smaller capital markets.
  ++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far
     East, calculated in US dollars.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/97                                                       -6.53%
--------------------------------------------------------------------------------
Inception (5/02/94) through 12/31/97                                       -0.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AGGREGATE TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Inception (11/03/97) through 12/31/97                                     -0.86%
--------------------------------------------------------------------------------

Developing Capital Markets Focus Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Morgan Stanley Capital International EAFE Index. Beginning and ending values are:

                                      5/02/94**        12/97
                                      ---------        -----

Developing Capital Markets
Focus Fund+--Class A Shares*          $10,000         $9,724
Morgan Stanley Capital
International EAFE Index++            $10,000         $11,991

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                                                    VALUE      PERCENT OF
AFRICA           INDUSTRY             SHARES HELD            INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA     BEVERAGE &                133,850   Rembrandt Group Limited..... $  1,406,842   $    976,907       0.7%
                 TOBACCO                    27,000   South African Breweries
                                                       Ltd. .....................      699,038        666,118       0.5
                                            12,090   South African Breweries Ltd.
                                                       (ADR)(a)..................      402,167        294,392       0.2
                                                                                  ------------   ------------     -----
                                                                                     2,508,047      1,937,417       1.4
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                 5,700   +Billiton PLC(g)............       20,604         14,605       0.0
                                           212,200   +Billiton PLC (ADR)(a)(g)...      775,191        519,890       0.4
                                           185,808   Rembrandt Controlling
                                                       Investments Ltd. .........    1,275,779        916,816       0.6
                                           212,263   Sasol Limited...............    2,554,490      2,225,619       1.6
                                                                                  ------------   ------------     -----
                                                                                     4,626,064      3,676,930       2.6
                 -----------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES         94,740   First National Bank Holdings
                                                       Ltd. .....................      584,115        842,415       0.6
                                            19,551   Nedcor Ltd. (Ordinary)......      245,310        434,109       0.3
                                                                                  ------------   ------------     -----
                                                                                       829,425      1,276,524       0.9
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                 167,340   Gencor Limited..............      392,282        276,950       0.2
                                            42,440   Gencor Limited (ADR)(a).....      129,314         70,204       0.0
                                                                                  ------------   ------------     -----
                                                                                       521,596        347,154       0.2
                 -----------------------------------------------------------------------------------------------------
                 MERCHANDISING             441,850   Pick'n Pay Stores Limited...      503,577        644,062       0.5
                                            11,179   Pick'n Pay Stores Limited
                                                       'N'.......................       16,013         15,169       0.0
                                                                                  ------------   ------------     -----
                                                                                       519,590        659,231       0.5
                 -----------------------------------------------------------------------------------------------------
                 NEWSPAPER/                 86,300   Nasionale Pers Beperk 'N'...      849,613        709,704       0.5
                 PUBLISHING
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     SOUTH AFRICA                    9,854,335      8,606,960       6.1
---------------------------------------------------------------------------------------------------------------------
ZIMBABWE         BEVERAGE & TOBACCO        736,377   Delta Corporation Ltd. .....      733,883        504,368       0.4
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     ZIMBABWE                          733,883        504,368       0.4
---------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     AFRICA                         10,588,218      9,111,328       6.5
---------------------------------------------------------------------------------------------------------------------

EUROPE
---------------------------------------------------------------------------------------------------------------------
GREECE           BEVERAGE                  166,328   Hellenic Bottling Co.
                                                       S.A. .....................    3,457,017      3,861,552       2.7
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     GREECE                          3,457,017      3,861,552       2.7
---------------------------------------------------------------------------------------------------------------------
HUNGARY          BANKING                    43,678   OTP Bank (GDR)(b)...........    1,040,028      1,659,764       1.2
                 -----------------------------------------------------------------------------------------------------
                 HEALTH/PERSONAL            23,559   Gedeon Richter Ltd.
                 CARE                                  (GDR)(b)..................      679,857      2,738,734       1.9
                                             1,000   Gedeon Richter Ltd.
                                                       (GDR)(b)(e)...............       40,875        116,250       0.1
                                                                                  ------------   ------------     -----
                                                                                       720,732      2,854,984       2.0
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

EUROPE                                                                                              VALUE      PERCENT OF
(CONTINUED)      INDUSTRY             SHARES HELD            INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
HUNGARY          TELECOMMUNICATIONS         27,500   +Magyar TavKozlesi
(CONCLUDED)                                            Reszvenytarsasag, Ltd.
                                                       (MATAV) (ADR)(a).......... $    512,875   $    715,000       0.5%
                                           563,900   +Magyar TavKozlesi
                                                       Reszvenytarsasag, Ltd.
                                                       (MATAV) (Ordinary)........    1,779,623      2,996,851       2.1
                                                                                  ------------   ------------     -----
                                                                                     2,292,498      3,711,851       2.6
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     HUNGARY                         4,053,258      8,226,599       5.8
---------------------------------------------------------------------------------------------------------------------
POLAND           AUTOMOTIVE                 31,477   T.C. Debica S.A.............      715,104        769,040       0.5
                 -----------------------------------------------------------------------------------------------------
                 BANKING                   104,975   Wielkopolsky Bank Kredytowy
                                                       S.A.......................      694,747        527,857       0.4
                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL &              293,464   Elektrim Towarzystow
                 ELECTRONICS                           Handlowe S.A..............    2,777,085      2,842,932       2.0
                 -----------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY             92,953   +NIF Piast S.A. ............      280,910        253,508       0.2
                                            80,240   +NIF Progress...............      249,142        189,202       0.1
                                                                                  ------------   ------------     -----
                                                                                       530,052        442,710       0.3
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     POLAND                          4,716,988      4,582,539       3.2
---------------------------------------------------------------------------------------------------------------------
PORTUGAL         BUILDING PRODUCTS          86,784   Cimpor-Cimentos de Portugal
                                                       S.A.......................    1,958,718      2,277,726       1.6
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         11,507   Portugal Telecom S.A. ......      403,111        534,656       0.4
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS
                                                     IN PORTUGAL                     2,361,829      2,812,382       2.0
---------------------------------------------------------------------------------------------------------------------
RUSSIA           ELECTRICAL                 32,000   +Lenenergo..................       31,680         19,232       0.0
                 COMPONENTS &            3,220,028   +Unified Energy Systems.....    1,167,384        966,008       0.7
                 DISTRIBUTION               24,710   +Unified Energy Systems
                                                       (GDR)(b)..................      884,022        741,300       0.5
                                                                                  ------------   ------------     -----
                                                                                     2,083,086      1,726,540       1.2
                 -----------------------------------------------------------------------------------------------------
                 ENERGY SOURCES             62,183   AO Mosenergo (ADR)(a).......    1,960,069      2,294,553       1.6
                                           275,000   +Irkutskenergo (GDR)(b).....       34,732         53,350       0.1
                                                                                  ------------   ------------     -----
                                                                                     1,994,801      2,347,903       1.7
                 -----------------------------------------------------------------------------------------------------
                 NATURAL GAS                13,480   RAO Gazprom (ADR)(a)(e).....      212,310        325,205       0.2
                 -----------------------------------------------------------------------------------------------------
                 OIL & RELATED              26,000   Lukoil Oil Company
                                                       (ADR)(a)..................    1,426,675      2,392,000       1.7
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         82,300   +Bashinformsvyaz............      220,980         98,760       0.1
                                               523   +Moscow City Telephone......    1,096,200        627,600       0.4
                                            31,142   +Nizhnovsvyazinform.........      164,974         93,426       0.1
                                           170,193   +Rostelecom (Ordinary)......      660,040        587,166       0.4
                                             6,000   Tyumentlecom................       40,770         23,520       0.0
                                                                                  ------------   ------------     -----
                                                                                     2,182,964      1,430,472       1.0
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC       199,692   +Bashkirenergo..............      117,784        101,843       0.1
                 & GAS
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     RUSSIA                          8,017,620      8,323,963       5.9
---------------------------------------------------------------------------------------------------------------------
TURKEY           BANKING                 6,246,300   Akbank T.A.S. (Ordinary)....      450,545        550,700       0.4
                                        17,160,000   Yapi Ve Kredi Bankasi
                                                       A.S.......................      414,962        654,899       0.5
                                                                                  ------------   ------------     -----
                                                                                       865,507      1,205,599       0.9
                 -----------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS       1,808,700   Adana Cimento Sanayii A.S.
                                                       (Class A).................      164,363        152,909       0.1
                                         8,517,792   Akcansa Cimento A.S.........    1,299,765      1,193,314       0.8
                                                                                  ------------   ------------     -----
                                                                                     1,464,128      1,346,223       0.9
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

EUROPE                               SHARES HELD/                                                   VALUE      PERCENT OF
(CONCLUDED)      INDUSTRY             FACE AMOUNT            INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
TURKEY           INVESTMENT                 40,921   +Haci Omer Sabanci Holding
(CONCLUDED)      MANAGEMENT                            A.S. (ADR)(a)............. $    592,249   $    624,045       0.4%
                 -----------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY          1,021,500   Alarko Holdings A.S.........      208,241        219,598       0.2
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        654,400   +Netas Northern Electric
                 & EQUIPMENT                           Telekomunikasyon A.S. ....      220,095        237,101       0.2
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     TURKEY                          3,350,220      3,632,566       2.6
---------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     EUROPE                         25,956,932     31,439,601      22.2
---------------------------------------------------------------------------------------------------------------------
LATIN
AMERICA
---------------------------------------------------------------------------------------------------------------------
ARGENTINA        BANKING                    22,300   Banco de Galicia y Buenos
                                                       Aires S.A. (ADR)(a).......      730,924        574,225       0.4
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS PRODUCERS        77,672   Yacimientos Petroliferos
                                                       Fiscales S.A.
                                                       (YPF)(ADR)(a).............    2,676,974      2,655,411       1.9
                 -----------------------------------------------------------------------------------------------------
                 OIL & RELATED             174,132   Companhia Naviera Perez
                                                       Companc S.A.C.F.I.M.F.A.
                                                       (Class B).................      818,348      1,243,551       0.9
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     ARGENTINA                       4,226,246      4,473,187       3.2
---------------------------------------------------------------------------------------------------------------------
BRAZIL           BANKING                47,631,523   Banco Bradesco S.A.
                                                       (Preferred)...............      352,463        469,486       0.3
                                         2,036,494   Banco Bradesco S.A.
                                                       (Rights)(d)...............            0          3,650       0.0
                                         1,882,000   Banco Itau S.A.
                                                       (Preferred)...............    1,091,753      1,011,828       0.7
                                            46,900   +UNIBANCO--Uniao de Bancos
                                                       Brasilerios S.A.
                                                       (GDR)(b)..................    1,347,982      1,509,594       1.1
                                                                                  ------------   ------------     -----
                                                                                     2,792,198      2,994,558       2.1
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGE                    4,800   Companhia Cervejaria Brahma
                                                       S.A. PN (ADR)(a)..........       70,224         68,100       0.1
                                         4,182,525   Companhia Cervejaria Brahma
                                                       S.A. PN (Preferred).......    2,249,358      2,810,837       2.0
                                                                                  ------------   ------------     -----
                                                                                     2,319,582      2,878,937       2.1
                 -----------------------------------------------------------------------------------------------------
                 GOVERNMENT NATIONAL US$   174,459   Republic of Brazil, 7.06%
                 BONDS--FOREIGN                        due 4/15/2014(i)..........      123,188        136,514       0.1
                 -----------------------------------------------------------------------------------------------------
                 METALS--STEEL       US$    10,296   Companhia de Vale do Rio
                                                       Doce S.A., 0.0% due
                                                       12/31/2049(h).............            0              0       0.0
                 -----------------------------------------------------------------------------------------------------
                 OIL & RELATED          11,141,666   Petroleo Brasileiro
                                                       S.A.--Petrobras
                                                       (Preferred)...............    2,149,724      2,605,712       1.9
                 -----------------------------------------------------------------------------------------------------
                 STEEL                     103,040   Usinas Siderurgicas de Minas
                                                       Gerais--Usiminas S.A.
                                                       (Preferred)...............    1,053,493        609,376       0.4
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         37,900   Telecomunicacoes Brasileiras
                                                       S.A.--Telebras PN
                                                       (ADR)(a)..................    4,540,095      4,412,981       3.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

LATIN
AMERICA                              SHARES HELD/                                                   VALUE      PERCENT OF
(CONTINUED)      INDUSTRY             FACE AMOUNT            INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
BRAZIL           UTILITIES--            42,832,000   Companhia Energetica de
(CONCLUDED)      ELECTRICAL & GAS                      Minas Gerais S.A. (CEMIG)
                                                       (Preferred)............... $  2,059,177   $  1,861,043       1.3%
                                            32,100   Companhia Paranaense de
                                                       Energia S.A.--Copel
                                                       (ADR)(a)..................      555,795        439,369       0.3
                                                                                  ------------   ------------     -----
                                                                                     2,614,972      2,300,412       1.6
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     BRAZIL                         15,593,252     15,938,490      11.3
---------------------------------------------------------------------------------------------------------------------
CHILE            AUTOMOBILES                34,106   Chilgener Inc. S.A.
                                                       (ADR)(a)..................      985,279        835,597       0.6
                 -----------------------------------------------------------------------------------------------------
                 HOLDING COMPANY            69,300   +Quinenco S.A. (ADR)(a).....    1,287,351        796,950       0.5
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES                  22,977   Compania de
                                                       Telecomunicaciones de
                                                       Chile S.A. (ADR)(a).......      718,237        686,438       0.5
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     CHILE                           2,990,867      2,318,985       1.6
---------------------------------------------------------------------------------------------------------------------
MEXICO           BANKING                   475,000   +Grupo Financiero
                                                       Banamex--Accival, S.A. de
                                                       C.V. (BANACCI)
                                                       (Class B).................    1,019,084      1,423,585       1.0
                                            10,650   +Grupo Financiero
                                                       Banamex--Accival, S.A. de
                                                       C.V. (BANACCI)
                                                       (Class L).................       18,179         27,491       0.0
                                                                                  ------------   ------------     -----
                                                                                     1,037,263      1,451,076       1.0
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                 131,131   Fomento Economico Mexicano,
                                                       S.A. de C.V.
                                                       (ADR)(a)(f)...............    1,040,161      1,047,501       0.7
                 -----------------------------------------------------------------------------------------------------
                 BROADCAST--MEDIA           93,121   +Grupo Televisa, S.A. de
                                                       C.V. (GDR)(b).............    3,185,893      3,602,619       2.6
                 -----------------------------------------------------------------------------------------------------
                 BUILDING &                 89,517   Apasco, S.A. de C.V.........      323,221        617,665       0.4
                 CONSTRUCTION
                 -----------------------------------------------------------------------------------------------------
                 BUILDING MATERIALS        182,200   +Cementos Mexicanos, S.A. de
                                                       C.V. (Cemex)..............      805,299        972,276       0.7
                                            53,000   +Cementos Mexicanos, S.A. de
                                                       C.V. (Cemex) (Class
                                                       B) (ADR)(a)...............      547,250        556,500       0.4
                                                                                  ------------   ------------     -----
                                                                                     1,352,549      1,528,776       1.1
                 -----------------------------------------------------------------------------------------------------
                 FOREIGN GOVERNMENT  US$   640,000   United Mexican States,
                 BONDS                                 11.50% due 5/15/2026......      730,800        758,400       0.5
                 -----------------------------------------------------------------------------------------------------
                 HEALTH/PERSONAL           318,221   Kimberly-Clark de
                 CARE                                  Mexico, S.A. de C.V.
                                                       (Series A) ...............    1,011,461      1,524,365       1.1
                 -----------------------------------------------------------------------------------------------------
                 LEISURE                   431,017   Grupo Carso, S.A. de C.V.
                                                       'A1'......................    2,469,782      2,883,075       2.0
                 -----------------------------------------------------------------------------------------------------
                 RETAIL                    121,843   Cifra, S.A. de C.V. 'A'.....      154,789        299,693       0.2
                                           801,200   Cifra, S.A. de C.V. 'C'.....    1,151,781      1,799,667       1.3
                                                                                  ------------   ------------     -----
                                                                                     1,306,570      2,099,360       1.5
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         73,609   Telefonos de Mexico, S.A. de
                                                       C.V. (ADR)(a).............    3,190,359      4,126,705       2.9
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN MEXICO    15,648,059     19,639,542      13.8
---------------------------------------------------------------------------------------------------------------------
VENEZUELA        FOREIGN GOVERNMENT  US$   153,000   Republic of Venezuela,
                 BONDS                                 9.25% due 9/15/2027.......      128,329        137,088       0.1
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         64,665   Compania Anonima Nacional
                                                       Telefonos de Venezuela,
                                                       S.A. (CANTV)(ADR)(a)......    2,736,558      2,691,681       1.9
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

LATIN
AMERICA                                                                                             VALUE      PERCENT OF
(CONCLUDED)      INDUSTRY             SHARES HELD            INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
VENEZUELA        TEXTILES                   52,881   Sudamtex de Venezuela
(CONCLUDED)                                            S.A.C.A. (ADR) (a)(e)..... $    754,724   $    475,937       0.3%
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES                 647,111   C.A. La Electricidad de
                                                       Caracas, S.A..............      868,080        777,098       0.6
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     VENEZUELA                       4,487,691      4,081,804       2.9
---------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN LATIN
                                                     AMERICA                        42,946,115     46,452,008      32.8
---------------------------------------------------------------------------------------------------------------------
MIDDLE
EAST
---------------------------------------------------------------------------------------------------------------------
EGYPT            BANKING                    29,620   Commercial International
                                                       Bank (Egypt) S.A.E. ......      350,673        599,031       0.4
                                            39,097   Commercial International
                                                       Bank (Egypt) S.A.E.
                                                       (GDR)(b)..................      890,405        818,105       0.6
                                                                                  ------------   ------------     -----
                                                                                     1,241,078      1,417,136       1.0
                 -----------------------------------------------------------------------------------------------------
                 CEMENT                     46,065   Torah Portland Cement
                                                       Co. ......................    1,175,643      1,058,206       0.7
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN EGYPT      2,416,721      2,475,342       1.7
---------------------------------------------------------------------------------------------------------------------
ISRAEL           BANKING                   688,404   Bank Hapoalim Ltd. .........    1,565,235      1,655,492       1.2
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN ISRAEL     1,565,235      1,655,492       1.2
---------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE
                                                     MIDDLE EAST                     3,981,956      4,130,834       2.9
---------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN/ASIA
---------------------------------------------------------------------------------------------------------------------
CHINA            AUTOMOBILES             1,490,000   Qingling Motor Company......      756,839        730,816       0.5
                 -----------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS          20,000   +Huaxin Cement Co., Ltd. ...        3,455          1,800       0.0
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        540,000   +China Telecom (Hong Kong)
                                                       Ltd. .....................      823,362        927,009       0.7
                                         1,416,000   Eastern Communications Co.,
                                                       Ltd. (Class B)............      948,665      1,716,192       1.2
                                                                                  ------------   ------------     -----
                                                                                     1,772,027      2,643,201       1.9
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN CHINA      2,532,321      3,375,817       2.4
---------------------------------------------------------------------------------------------------------------------
HONG KONG        BEVERAGE & TOBACCO        890,000   +Tsingtao Brewery Company
                                                       Ltd. .....................      323,608        207,925       0.2
                 -----------------------------------------------------------------------------------------------------
                 CELLULAR TELEPHONES       294,625   +Smartone
                                                       Telecommunications........      691,657        568,525       0.4
                 -----------------------------------------------------------------------------------------------------
                 CEMENT                  6,581,000   +Anhui Conch Cement Co.
                                                       Ltd. .....................    1,959,746      1,146,738       0.8
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                  26,506   +Beijing Yanhua
                                                       Petrochemical (ADR)(a)....      290,806        251,807       0.2
                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL              2,817,000   Harbin Power Equipment
                 EQUIPMENT                             Company Ltd. .............      529,562        341,785       0.2
                 -----------------------------------------------------------------------------------------------------
                 FOOD                    5,431,007   Tingyi (Cayman
                                                       Islands) Holdings Co. ....    1,268,347        708,011       0.5
                 -----------------------------------------------------------------------------------------------------
                 METAL FABRICATING       1,796,000   +Jiangxi Copper Company
                                                       Ltd. .....................      507,087        199,362       0.1
                 -----------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY          5,492,000   Sinocan Holdings Ltd. ......    1,985,311      1,524,079       1.1
                 -----------------------------------------------------------------------------------------------------
                 PAPER PRODUCTS          1,647,000   Cheng Loong Co., Ltd. ......    1,143,829        862,835       0.6
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE               802,797   Henderson China Holding
                                                       Ltd. .....................    1,380,246        642,445       0.5
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS      1,673,000   City Telecom (H.K.) Ltd. ...      317,552        254,810       0.2
                 & EQUIPMENT
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                                                                          VALUE      PERCENT OF
(CONTINUED)      INDUSTRY             SHARES HELD            INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
HONG KONG        UTILITIES                 743,000   +Beijing Datang Power
(CONCLUDED)                                            Generation Company Limited
                                                       (Class H)................. $    343,699   $    340,452       0.2%
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     HONG KONG                      10,741,450      7,048,774       5.0
---------------------------------------------------------------------------------------------------------------------
INDIA            AUTOMOBILE                  1,650   Bajaj Auto Ltd. ............       28,641         25,531       0.0
                                            47,350   Bajaj Auto Ltd. (GDR)(b)....    1,100,141        950,551       0.7
                                            90,400   +Reliance Industries Ltd.
                                                       (GDR)(b)..................    1,023,106        777,440       0.6
                                                                                  ------------   ------------     -----
                                                                                     2,151,888      1,753,522       1.3
                 -----------------------------------------------------------------------------------------------------
                 BANKING & FINANCIAL        80,100   State Bank of India Ltd.
                                                       (GDR)(b)..................    1,633,340      1,457,820       1.0
                 -----------------------------------------------------------------------------------------------------
                 BUILDING MATERIALS         70,500   Gujarat Ambuja Cement
                 & COMPONENTS                          Limited (GDR)(b)..........      608,302        502,313       0.4
                 -----------------------------------------------------------------------------------------------------
                 ENERGY SOURCES             19,747   +Bombay Suburban Electric
                                                       Supply Co. Ltd.
                                                       (GDR)(b)..................      408,565        345,572       0.2
                 -----------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES         78,064   Industrial Credit &
                                                       Investment Corporation of
                                                       India Ltd. (GDR)(b).......      768,720      1,014,832       0.7
                 -----------------------------------------------------------------------------------------------------
                 LEISURE                    65,822   EIH Ltd. (GDR)(b)(e)........      893,147        878,724       0.6
                                            14,000   Indian Hotels
                                                       Company Limited (The)
                                                       (GDR)(b)..................      286,662        267,400       0.2
                                                                                  ------------   ------------     -----
                                                                                     1,179,809      1,146,124       0.8
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         42,000   Mahanagar Telephone Nigam
                                                       Limited...................      314,461        277,136       0.2
                                            44,034   +Videsh Sanchar Nigam
                                                       Ltd.(GDR)(b)..............      743,436        617,577       0.4
                                            16,000   +Videsh Sanchar Nigam Ltd.
                                                       (GDR)(b)(e)...............      264,000        224,400       0.2
                                                                                  ------------   ------------     -----
                                                                                     1,321,897      1,119,113       0.8
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN INDIA      8,072,521      7,339,296       5.2
---------------------------------------------------------------------------------------------------------------------
INDONESIA        FOREST                    658,350   P.T. Indah Kiat Pulp & Paper
                 PRODUCTS & PAPER                      Corp. 'Foreign'...........      386,538        118,869       0.1
                                            55,440   P.T. Indah Kiat Pulp & Paper
                                                       Corp. (Warrants)(c).......            0          1,540       0.0
                                                                                  ------------   ------------     -----
                                                                                       386,538        120,409       0.1
                 -----------------------------------------------------------------------------------------------------
                 CEMENT                    270,000   P.T. Semen Gresik...........      312,388        161,250       0.1
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE               2,133,300   P.T. Asuransi Lippo Life
                                                       (Foreign).................    1,225,583         79,011       0.1
                 -----------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY            657,000   P.T. Astra International
                                                       (Foreign).................    1,031,069        173,375       0.1
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         99,027   P.T. Indonesian Satellite
                                                       Corp. (Indosat)(ADR)(a)...    2,725,050      1,912,459       1.3
                                           483,000   P.T. Telekomunikasi
                                                       Indonesia.................      748,118        261,625       0.2
                                            52,166   P.T. Telekomunikasi
                                                       Indonesia (ADR)(a)........    1,490,022        577,086       0.4
                                                                                  ------------   ------------     -----
                                                                                     4,963,190      2,751,170       1.9
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     INDONESIA                       7,918,768      3,285,215       2.3
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                                                                          VALUE      PERCENT OF
(CONTINUED)      INDUSTRY             SHARES HELD            INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
MALAYSIA         DIVERSIFIED               354,000   Hicom Holdings BHD.......... $    834,382   $    204,108       0.2%
                 HOLDINGS
                 -----------------------------------------------------------------------------------------------------
                 FOOD                       92,000   Nestle (Malaysia) BHD.......      712,167        426,255       0.3
                 -----------------------------------------------------------------------------------------------------
                 METAL                     411,000   Magnum Corporation BHD......      759,016        247,552       0.2
                 -----------------------------------------------------------------------------------------------------
                 NATURAL GAS               121,000   Petronas Gas BHD............      499,346        275,637       0.2
                 -----------------------------------------------------------------------------------------------------
                 OIL & RELATED             211,700   Petronas Dagangan BHD.......      550,067        179,822       0.1
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        736,000   Telekom Malaysia BHD........    2,115,230      2,178,636       1.5
                 -----------------------------------------------------------------------------------------------------
                 TOBACCO                    40,000   Rothmans of Pall Mall
                                                       (Malaysia) BHD............      419,742        311,454       0.2
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     MALAYSIA                        5,889,950      3,823,464       2.7
---------------------------------------------------------------------------------------------------------------------
PAKISTAN         TELECOMMUNICATIONS        280,000   Pakistan Telecommunications
                                                       Corp. ....................      258,800        211,562       0.2
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     PAKISTAN                          258,800        211,562       0.2
---------------------------------------------------------------------------------------------------------------------
PHILIPPINES      INTERNATIONAL TRADE       106,250   +International Container
                                                       Terminal Services,
                                                       Inc. .....................       31,338         13,281       0.0
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         17,700   Philippine Long Distance
                                                       Telephone Co. ............      615,244        389,400       0.3
                                            31,673   Philippine Long Distance
                                                       Telephone Co. (ADR)(a)....      994,152        712,643       0.5
                                                                                  ------------   ------------     -----
                                                                                     1,609,396      1,102,043       0.8
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     THE PHILIPPINES                 1,640,734      1,115,324       0.8
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      BANKING & FINANCIAL        99,256   +Kookmin Bank
                                                       (GDR)(b)(e)...............    1,522,351        470,972       0.3
                 -----------------------------------------------------------------------------------------------------
                 CHEMICAL                   55,000   L.G. Chemical Limited.......      777,667        253,097       0.2
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC                 15,498   Samsung Display Devices.....      835,751        292,588       0.2
                 COMPONENT
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     SOUTH KOREA                     3,135,769      1,016,657       0.7
---------------------------------------------------------------------------------------------------------------------
TAIWAN           BANKING                   927,000   E. Sun Commercial Bank......      715,297        719,889       0.5
                 -----------------------------------------------------------------------------------------------------
                 PAPER PRODUCTS          1,713,930   +Chung Hwa Pulp
                                                       Corporation...............    1,570,457        987,688       0.7
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE               640,000   Hung Poo Real Estate
                                                       Development Corporation...    1,286,194        857,935       0.6
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORT SERVICES        756,000   +Yang Ming Marine
                                                       Transport.................      743,061        612,721       0.4
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     TAIWAN                          4,315,009      3,178,233       2.2
---------------------------------------------------------------------------------------------------------------------
THAILAND         BANKING                   138,500   Bangkok Bank Public Company
                                                       Ltd. (Registered
                                                       Shares)...................      919,864        349,527       0.3
                                           223,000   Thai Farmers Bank Co.,
                                                       Ltd. .....................      907,071        410,358       0.3
                                                                                  ------------   ------------     -----
                                                                                     1,826,935        759,885       0.6
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                                                                          VALUE      PERCENT OF
(CONCLUDED)      INDUSTRY             SHARES HELD            INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
THAILAND         BUILDING PRODUCTS           7,000   Siam Cement Public Company
(CONCLUDED)                                            Limited (Foreign)......... $    205,098   $     55,941       0.0%
                                           244,802   Siam City Cement Public
                                                       Company Limited...........      878,923        257,415       0.2
                                                                                  ------------   ------------     -----
                                                                                     1,084,021        313,356       0.2
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        198,000   +TelecomAsia Corporation
                                                       Public Company Ltd.
                                                       (Foreign).................      375,785         38,309       0.0
                 -----------------------------------------------------------------------------------------------------
                 TELEVISION                 65,000   BEC World Public Company
                                                       Limited...................      685,172        262,461       0.2
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     THAILAND                        3,971,913      1,374,011       1.0
---------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE
                                                     PACIFIC BASIN/ASIA             48,477,235     31,768,353      22.5
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM                                    FACE
SECURITIES                                  AMOUNT
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                    US$ 5,000,000   Atlantic Asset
                                                       Securitization, 6.25% due
                                                       1/16/1998.................    4,986,111      4,986,111       3.5
                                         4,951,000   General Motors Acceptance
                                                       Corp., 6.75% due
                                                       1/02/1998.................    4,949,143      4,949,143       3.5
                                         2,000,000   Goldman Sachs Group, 5.80%
                                                       due 1/05/1998.............    1,998,389      1,998,389       1.4
                                                                                  ------------   ------------     -----
                                                                                    11,933,643     11,933,643       8.4
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY OBLIGATIONS*                    Federal Home Loan Mortgage
                                                       Corp.:
                                         8,000,000   5.70% due 1/05/1998.........    7,993,667      7,993,667       5.7
                                         3,000,000   5.69% due 1/09/1998.........    2,995,733      2,995,733       2.1
                                                                                  ------------   ------------     -----
                                                                                    10,989,400     10,989,400       7.8
---------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     SHORT-TERM SECURITIES          22,923,043     22,923,043      16.2
---------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS........... $154,873,499    145,825,167     103.1
                                                                                  ============
                                                     LIABILITIES IN EXCESS OF
                                                     OTHER ASSETS................                  (4,342,418)     (3.1)
                                                                                                 ------------     -----
                                                     NET ASSETS..................                $141,482,749     100.0%
                                                                                                 ============     =====
---------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
+ Non-income producing security.
(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).
(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
(d) The rights may be exercised until 2/09/1998.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Restricted security as to the resale. The value of the Fund's investment in restricted securities was approximately $1,048,000, representing 0.7% of net assets.

-----------------------------------------------------------------------------------------------------------
ISSUE                                                   ACQUISITION DATES       COST        VALUE (NOTE 1A)
-----------------------------------------------------------------------------------------------------------
Fomento Economico Mexicano, S.A. de C.V. (ADR)          8/05/97-12/29/97     $ 1,040,161      $ 1,047,501
-----------------------------------------------------------------------------------------------------------
TOTAL                                                                        $ 1,040,161      $ 1,047,501
                                                                              ==========    ================
-----------------------------------------------------------------------------------------------------------

(g) Consistent with the general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issue is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.
(h) Received through a bonus issue from Companhia de Vale do Rio Doce S.A. As of December 31, 1997, the bonds have not commenced trading and the coupon rate has not been determined.
(i) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$154,873,499) (Note 1a)............................               $145,825,167
Foreign cash (Note 1c).....................................................................                     46,289
Receivables:
  Dividends................................................................................  $  259,365
  Investment adviser (Note 2)..............................................................      93,519
  Capital shares sold......................................................................      79,745
  Interest.................................................................................      15,984        448,613
                                                                                             ----------
Prepaid expenses and other assets..........................................................                      7,404
                                                                                                          ------------
Total assets...............................................................................                146,327,473
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased.....................................................................   4,648,079
  Capital shares redeemed..................................................................      32,948      4,681,027
                                                                                             ----------
Accrued expenses and other liabilities.....................................................                    163,697
                                                                                                          ------------
Total liabilities..........................................................................                  4,844,724
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................................................               $141,482,749
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares Common Stock, $0.10 par value, 100,000,000 shares authorized................               $  1,534,022
Class B Shares Common Stock, $0.10 par value, 100,000,000 shares authorized................                        345
Paid-in capital in excess of par...........................................................                152,596,746
Undistributed investment income--net.......................................................                    973,652
Accumulated realized capital losses on investments and foreign currency transactions--net
  (Note 5).................................................................................                 (4,569,219)
Unrealized depreciation on investments and foreign currency transactions--net..............                 (9,052,797)
                                                                                                          ------------
NET ASSETS.................................................................................               $141,482,749
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $141,450,947 and 15,340,223 shares outstanding.............               $       9.22
                                                                                                          ============
Class B--Based on net assets of $31,802 and 3,448 shares outstanding.......................               $       9.22
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $149,592 withholding tax on foreign dividends).........................                 $  2,348,288
Interest and discount earned.............................................................                      787,002
                                                                                                          ------------
Total income.............................................................................                    3,135,290
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)........................................................  $  1,306,661
Custodian fees...........................................................................       435,055
Accounting services (Note 2).............................................................        30,648
Registration fees........................................................................        21,617
Pricing services.........................................................................        20,098
Professional fees........................................................................        13,984
Transfer agent fees (Note 2).............................................................         5,012
Directors' fees and expenses.............................................................         2,178
Distribution fees--Class B* (Note 2).....................................................             6
Other....................................................................................        15,140
                                                                                           ------------
Total expenses before reimbursement......................................................     1,850,399
Reimbursement of expenses (Note 2).......................................................      (217,067)
                                                                                           ------------
Total expenses after reimbursement.......................................................                    1,633,332
                                                                                                          ------------
Investment income--net...................................................................                    1,501,958
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN CURRENCY TRANSACTIONS--NET
  (NOTES 1b, 1c, 1e & 3):
Realized loss from:
  Investments--net.......................................................................      (515,189)
  Foreign currency transactions--net.....................................................      (508,908)    (1,024,097)
                                                                                           ------------
Change in unrealized appreciation/depreciation on:
  Investments--net.......................................................................   (13,343,200)
  Foreign currency transactions--net.....................................................         3,105    (13,340,095)
                                                                                           ------------   ------------
Net realized and unrealized loss on investments and foreign currency transactions........                  (14,364,192)
                                                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................                 $(12,862,234)
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

*Class B commenced operations on November 3, 1997.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         FOR THE YEAR ENDED DECEMBER
                                                                                                     31,
                                                                                        ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                          1997              1996
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.............................................................     $  1,501,958       $ 1,857,960
Realized loss on investments and foreign currency transactions--net................       (1,024,097)         (156,983)
Change in unrealized appreciation/depreciation on investments and foreign currency
  transactions--net................................................................      (13,340,095)        4,829,141
                                                                                        ------------       -----------
Net increase (decrease) in net assets resulting from operations....................      (12,862,234)        6,530,118
                                                                                        ------------       -----------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1F):
Investment income--net:
  Class A..........................................................................       (1,771,806)       (1,385,673)
                                                                                        ------------       -----------
Net decrease in net assets resulting from dividends to shareholders................       (1,771,806)       (1,385,673)
                                                                                        ------------       -----------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions.................       60,517,887        35,245,827
                                                                                        ------------       -----------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets.......................................................       45,883,847        40,390,272
Beginning of year..................................................................       95,598,902        55,208,630
                                                                                        ------------       -----------
End of year*.......................................................................     $141,482,749       $95,598,902
                                                                                        ============       ===========
---------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net (Note 1g)...................................     $    973,652       $ 1,752,408
                                                                                        ============       ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                          CLASS A
                                                                    ----------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM      FOR THE YEAR ENDED DECEMBER 31,      FOR THE PERIOD
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                                                        MAY 2, 1994+ TO
                                                                    --------------------------------      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                               1997        1996        1995            1994
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................   $  10.05     $  9.32     $  9.51         $ 10.00
                                                                    --------     -------     -------         -------
Investment income--net...........................................        .11         .20         .20             .09
Realized and unrealized gain (loss) on investments and foreign
  currency transactions--net.....................................       (.75)        .76        (.30)           (.58)
                                                                    --------     -------     -------         -------
Total from investment operations.................................       (.64)        .96        (.10)           (.49)
                                                                    --------     -------     -------         -------
Less dividends from investment income--net.......................       (.19)       (.23)       (.09)             --
                                                                    --------     -------     -------         -------
Net asset value, end of period...................................   $   9.22     $ 10.05     $  9.32         $  9.51
                                                                    ========     =======     =======         =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...............................     (6.53%)     10.59%      (1.08%)         (4.90%)+++
                                                                    ========     =======     =======         =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...................................      1.25%       1.25%       1.25%           1.29%*
                                                                    ========     =======     =======         =======
Expenses.........................................................      1.42%       1.31%       1.36%           1.35%*
                                                                    ========     =======     =======         =======
Investment income--net...........................................      1.15%       2.42%       2.73%           2.18%*
                                                                    ========     =======     =======         =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........................   $141,451     $95,599     $55,209         $36,676
                                                                    ========     =======     =======         =======
Portfolio turnover...............................................     93.62%      87.33%      62.53%          29.79%
                                                                    ========     =======     =======         =======
Average commission rate paid++...................................   $  .0015     $ .0003          --              --
                                                                    ========     =======     =======         =======
---------------------------------------------------------------------------------------------------------------------

   * Annualized.

  ** Total investment returns exclude insurance-related fees and expenses.

   + Commencement of operations.

  ++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

 +++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                                               CLASS B
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                                          ---------------
FINANCIAL STATEMENTS.                                                                                   FOR THE PERIOD
                                                                                                        NOV. 3, 1997+
INCREASE (DECREASE) IN NET ASSET VALUE:                                                                TO DEC. 31, 1997
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............................................................         $   9.30
                                                                                                            -------
Investment income--net............................................................................              .01
Realized and unrealized loss on investments and foreign currency transactions--net................             (.09)
                                                                                                            -------
Total from investment operations..................................................................             (.08)
                                                                                                            -------
Net asset value, end of period....................................................................         $   9.22
                                                                                                            =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................................................................            (.86%)+++
                                                                                                            =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement....................................................................            1.39%*
                                                                                                            =======
Expenses..........................................................................................            1.58%*
                                                                                                            =======
Investment income--net............................................................................            1.16%*
                                                                                                            =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........................................................         $     32
                                                                                                            =======
Portfolio turnover................................................................................           93.62%
                                                                                                            =======
Average commission rate paid++....................................................................         $  .0015
                                                                                                            =======
---------------------------------------------------------------------------------------------------------------------

 *  Annualized.

**  Total investment return excludes insurance-related fees and expenses.

 +  Commencement of operations.

++ The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and Variable life insurance contracts. Effective September 17, 1997, each fund's existing class of shares was designated as Class A Shares and each fund began offering Class B Shares. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Developing Capital Markets Focus Fund (the "Fund") is classified as "non-diversified", as defined in the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the

--------------------------------------------------------------------------------

contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $508,908 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of 0.15% of the average daily value of the Fund's Class B net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA. For the year ended December 31, 1997, MLAM earned fees of $1,306,661, of which $217,067 was voluntarily waived.

  For the year ended December 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of ML & Co., earned $64,325 in commissions on the execution of portfolio security transactions.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

--------------------------------------------------------------------------------

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $162,296,755 and $109,852,357, respectively.

  Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:
---------------------------------------------------------

                                Realized        Unrealized
                             Gains (Losses)       Losses
 ---------------------------------------------------------
Long-term investments......   $   (515,243)    $ (9,048,332)
Short-term investments.....             54               --
Foreign currency
 transactions..............       (508,908)          (4,465)
                                 ---------      -----------
Total......................   $ (1,024,097)    $ (9,052,797)
                                 =========      ===========
---------------------------------------------------------

  At December 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $9,503,219, of which $14,550,981 related to appreciated securities and $24,054,200 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $155,328,386.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $60,517,887 and $35,245,827 for the years ended December 31, 1997 and December 31, 1996, respectively.

  Transactions in capital shares were as follows:

---------------------------------------------------------
Class A Shares for the Year Ended                         Dollar
December 31, 1997                           Shares        Amount
     ---------------------------------------------------------
Shares sold...........................     7,394,743   $ 77,069,163
Shares issued to shareholders in
 reinvestment of dividends............       176,082      1,736,172
                                           ---------     ----------
Total issued..........................     7,570,825     78,805,335
Shares redeemed.......................    (1,738,665)   (18,318,396)
                                           ---------     ----------
Net increase..........................     5,832,160   $ 60,486,939
                                           =========     ==========
          ---------------------------------------------------------

---------------------------------------------------------
Class A Shares for the Year Ended                         Dollar
December 31, 1996                           Shares        Amount
     ---------------------------------------------------------
Shares sold...........................     4,462,492   $ 44,124,402
Shares issued to shareholders in
 reinvestment of dividends............       151,274      1,385,673
                                           ---------     ----------
Total issued..........................     4,613,766     45,510,075
Shares redeemed.......................    (1,027,712)   (10,264,248)
                                           ---------     ----------
Net increase..........................     3,586,054   $ 35,245,827
                                           =========     ==========
          ---------------------------------------------------------

---------------------------------------------------------
Class B Shares for the Period November 3,
1997+ to                                                    Dollar
December 31, 1997                                 Shares    Amount
     ---------------------------------------------------------
Shares sold...................................     5,548   $ 50,330
Shares redeemed...............................    (2,100)   (19,382)
                                                  -------  ----------
                                                      --
Net increase..................................     3,448   $ 30,948
                                                  ========= ==========
          ---------------------------------------------------------
+ Commencement of operations.

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1997, the Fund had net capital loss carryforward of approximately $2,114,000, of which $2,024,000 expires in 2003 and $90,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. COMMITMENTS:

At December 31, 1997, the Fund had entered into foreign exchange contracts, under which it agreed to purchase various foreign currencies with a value of approximately $1,915,000.

7. SUBSEQUENT EVENT:

On January 2, 1998, the Company's Board of Directors declared an ordinary income dividend in the amount of $.114234 per Class A Share and $.112494 per Class B Share, payable on January 9, 1998 to shareholders of record as of December 31, 1997.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
DEVELOPING CAPITAL MARKETS FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period May 2, 1994 (commencement of operations) to December 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 12, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
DECEMBER 31, 1997--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1997, the Domestic Money Market Fund's Class A Shares had a net annualized yield of 5.11%*. For the six-month period ended December 31, 1997, the Fund's Class A Shares had a net annualized yield of 5.17%*. The Fund's Class A Shares' 7-day yield as of December 31, 1997 was 5.33%*. The average portfolio maturity was 72 days at December 31, 1997, compared to 68 days at June 30, 1997.

THE ENVIRONMENT

  Volatility highlighted stock and bond markets worldwide during the six months ended December 31, 1997. The initial focus of investor concerns was the widening financial crisis in Asia. In the wake of a series of currency devaluations, many emerging economies are facing the challenges of higher interest rates, slowing economic growth and declining corporate earnings. Although the announcement of International Monetary Fund (IMF) loan packages to Thailand, Indonesia and South Korea initially reassured investors, the stringent terms of the loans and their potential negative impact on these already beleaguered economies are now being called into question. In Japan, the failure of several major financial institutions has undermined the prospects for economic recovery.

  As developments in Asia continue to unfold, US equity investors are trying to gauge the impact of poorer Asian economic prospects on multinational corporations. Although there have been periods of rising share prices, investor confidence has not been definitively restored. The US bond market benefited from a "flight to quality" as investors anticipated slower economic growth, but the release of stronger-than-expected economic statistics also prompted periods of declining bond prices.

  As 1998 begins, investors are likely to continue to focus on the prospects for the US economy within the context of international developments. Although the Federal Reserve Board did not tighten monetary policy at its November 12, 1997 meeting, it remains to be seen whether US economic growth remains moderate enough and inflationary pressures sufficiently contained to preclude an increase in short-term interest rates in early 1998. The ongoing developments in Asia will undoubtedly also influence the central bank's monetary policy decisions in the new year.

  Our market exposure during this period was consistent with our belief that the Federal Reserve Board would leave monetary policy unchanged. However, we were slightly cautious in the structure of the portfolio, favoring securities with maturities of under one year. The Fund's composition at the end of December and as of our last report is detailed below:

-------------------------------------------------------
             Issue                12/31/97     6/30/97
-------------------------------------------------------
Bank Notes......................     11.1%         6.1%
Certificates of Deposit.........      3.4          3.2
Commercial Paper................     55.5         56.5
Corporate Notes.................     10.2          7.8
Funding Agreements..............      1.6          1.6
Master Notes....................      2.5          0.9
US Government Agency &
  Instrumentality
  Obligations--Discount.........      3.5          0.1
US Government Agency &
  Instrumentality
  Obligations--Non-Discount.....     15.3         23.1
(Liabilities in Excess of Other
  Assets)/Other Assets Less
  Liabilities...................     (3.1)         0.7
                                    -----        -----
Total...........................   100.0%       100.0%
                                    =====        =====

IN CONCLUSION

  We appreciate your investment in Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook with you in our upcoming semi-annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

February 10, 1998

---------------

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                  FACE                                                   INTEREST    MATURITY      VALUE
                                 AMOUNT                         ISSUE                     RATE*        DATE      (NOTE 1a)
   ---------------------------------------------------------------------------------------------------------------------
BANK NOTES--11.1%              $ 1,250,000      Bank of America N.T. & S.A. ..........     5.93%      6/24/98   $  1,249,989
                                 2,000,000      Bank of America N.T. & S.A.+..........     6.10       6/30/98      1,999,213
                                 1,900,000      Bank of New York......................     5.85       8/20/98      1,899,096
                                 4,000,000      FNB of Chicago........................     6.02       6/11/98      4,001,263
                                 2,000,000      FNB of Chicago........................     5.89       8/26/98      1,999,591
                                 1,000,000      Keybank National Association+.........     5.64       5/06/98        999,835
                                 2,300,000      Keybank National Association+.........     5.62       8/20/98      2,298,940
                                 4,000,000      Keybank National Association+.........     5.62       8/28/98      3,998,237
                                 1,400,000      LaSalle National Bank, Chicago........     5.75      10/08/98      1,397,918
                                 2,000,000      Morgan Guaranty Trust Co. of New
                                                  York+...............................     5.615      2/19/98      1,999,860
                                 3,500,000      Northern Trust Company................     5.96       6/17/98      3,500,323
                                 1,500,000      Northern Trust Company................     5.95       6/24/98      1,500,123
                                 5,800,000      PNC Bank N.A.+........................     5.60      10/01/98      5,797,078
                                 2,000,000      US Bank N.A.+.........................     5.856      8/28/98      1,999,296
                                   500,000      US National Bank of Oregon+...........     5.665      4/14/98        499,925
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL BANK NOTES (COST--$35,138,925)                              35,140,687
---------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                  2,750,000      Chase Manhattan Bank USA, N.A.........     5.87       7/21/98      2,749,431
DEPOSIT--3.4%                    4,000,000      Chase Manhattan Bank USA, N.A.........     5.75      10/06/98      3,994,633
                                 4,000,000      Morgan Guaranty Trust Co. of New
                                                  York................................     5.71       1/06/98      3,999,866
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL CERTIFICATES OF DEPOSIT (COST--$10,749,983)                 10,743,930
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL                       3,338,000      AESOP Funding Corp....................     5.77       1/16/98      3,330,510
PAPER--55.5%                    12,000,000      AESOP Funding Corp. ..................     6.05       2/13/98     11,915,300
                                 2,558,000      Allomon Funding Corp. ................     5.90       1/07/98      2,555,904
                                 2,359,000      Atlantic Asset Securitization
                                                  Corp. ..............................     6.25       1/15/98      2,353,676
                                 4,545,000      Atlantic Asset Securitization
                                                  Corp. ..............................     6.40       1/16/98      4,533,688
                                 4,941,000      Atlantic Asset Securitization
                                                  Corp. ..............................     5.89       1/20/98      4,926,449
                                15,000,000      Block Financial Corp. ................     5.67       4/03/98     14,785,771
                                 9,000,000      CSW Credit, Inc. .....................     5.90       1/07/98      8,992,625
                                 1,400,000      CSW Credit, Inc. .....................     5.80       1/09/98      1,398,421
                                 2,000,000      CSW Credit, Inc. .....................     5.86       1/09/98      1,997,721
                                 3,050,000      CSW Credit, Inc. .....................     5.62       2/05/98      3,033,091
                                10,440,000      Centric Capital Corp. ................     6.50       1/07/98     10,430,575
                                12,000,000      Countrywide Home Loans, Inc. .........     5.87       1/14/98     11,976,520
                                 3,000,000      Countrywide Home Loans, Inc. .........     6.30       1/30/98      2,985,300
                                 4,500,000      Finova Capital Corp. .................     5.80       2/20/98      4,464,046
                                 5,000,000      Finova Capital Corp. .................     5.74       3/13/98      4,945,069
                                 3,529,000      Finova Capital Corp. .................     5.73       3/18/98      3,487,461
                                 2,000,000      Finova Capital Corp. .................     5.63       4/21/98      1,965,786
                                 4,000,000      Ford Motor Credit Co. ................     5.60       3/30/98      3,945,383
                                 5,000,000      General Electric Capital Corp. .......     5.545      3/17/98      4,941,931
                                 4,500,000      General Electric Capital Corp. .......     5.55       3/23/98      4,443,500
                                 3,000,000      General Motors Acceptance Corp. ......     5.59       3/02/98      2,972,221
                                 3,000,000      General Motors Acceptance Corp. ......     5.62       4/14/98      2,951,975
                                 3,000,000      Goldman Sachs Group, L.P. ............     5.71       4/17/98      2,950,563
                                 7,700,000      Lehman Brothers Holdings Inc. ........     5.90       1/15/98      7,683,595
                                 7,800,000      Lehman Brothers Holdings Inc. ........     5.60       1/29/98      7,766,187
                                 4,528,000      Lexington Parker Capital Co., LLC.....     5.90       1/12/98      4,520,579
                                 3,500,000      Lexington Parker Capital Co., LLC.....     6.05       1/14/98      3,492,942
                                 6,000,000      Lexington Parker Capital Co., LLC.....     5.92       2/20/98      5,952,062
                                 4,300,000      New Center Asset Trust................     5.68       3/18/98      4,249,385
                                 5,000,000      Park Avenue Receivables Corp. ........     5.90       2/06/98      4,971,319
                                 7,256,000      Republic Industries Funding Corp. ....     5.90       1/09/98      7,247,676
                                 8,364,000      Republic Industries Funding Corp. ....     5.75       1/21/98      8,338,618
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMERCIAL PAPER (COST--$176,507,860)                      176,505,849
---------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--10.2%           4,000,000      Asset-Backed Securities Investment
                                                  Trust 1997-F+.......................     5.94       9/15/98      4,000,000
                                 3,000,000      CIT Group Holdings, Inc. (The)........     6.50       7/13/98      3,009,900
                                   500,000      CIT Group Holdings, Inc. (The)........     5.58       8/17/98        499,730
                                 3,750,000      IBM Credit Corp. .....................     5.868      8/13/98      3,749,753
                                 2,000,000      IBM Credit Corp. .....................     5.635     11/23/98      1,999,226
                                 2,000,000      International Business Machines
                                                  Corp. ..............................     5.67       1/28/98      1,999,565
                                 2,600,000      International Business Machines
                                                  Corp. ..............................     5.93       3/18/98      2,600,931
                                 2,000,000      Republic Mase Australia Limited,
                                                  Ltd.**..............................     5.945      6/30/98      2,000,242
                                 1,814,843      Newcourt Receivables Asset Trust
                                                  1997-1..............................     5.815     12/21/98      1,814,480
                                 2,900,000      Norwest Corporation...................     6.00      10/13/98      2,902,233
                                 8,000,000      SMM Trust 1997-Q+.....................     5.98       1/15/98      7,999,997
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL CORPORATE NOTES (COST--$32,573,630)                         32,576,057
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

                                  FACE                                                   INTEREST    MATURITY      VALUE
                                 AMOUNT                         ISSUE                     RATE*        DATE      (NOTE 1a)
   ---------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--1.6%       $ 5,000,000      Jackson National Life Insurance
                                                  Co.+................................     5.72%      5/01/98   $  5,000,000
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL FUNDING AGREEMENTS (COST--$5,000,000)                        5,000,000
---------------------------------------------------------------------------------------------------------------------
MASTER NOTES--2.5%               8,000,000      Goldman Sachs Group L.P.+.............     5.969      4/28/98      8,000,000
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL MASTER NOTES (COST--$8,000,000)                              8,000,000
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &             75,000      Federal National Mortgage
                                                  Association.........................     5.57       1/29/98         74,686
INSTRUMENTALITY OBLIGATIONS--    3,000,000      Federal National Mortgage
                                                  Association.........................     5.46       7/06/98      2,916,430
DISCOUNT--3.5%                   4,500,000      Federal National Mortgage
                                                  Association.........................     5.44       8/05/98      4,354,361
                                 3,750,000      US Treasury Bills.....................     5.08       1/15/98      3,743,026
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                                OBLIGATIONS -- DISCOUNT (COST--$11,087,433)                       11,088,503
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &          1,040,000      Federal Home Loan Bank+...............     5.85       1/26/98      1,040,018
INSTRUMENTALITY                  3,000,000      Federal Home Loan Bank+...............     5.899     10/20/98      2,999,304
OBLIGATIONS--.................
NON-DISCOUNT--15.3%                500,000      Federal Home Loan Bank................     6.08       6/30/99        502,033
                                 1,850,000      Federal Home Loan Bank................     5.99       8/11/99      1,848,261
                                 1,000,000      Federal Home Loan Mortgage Corp.+.....     5.58       4/15/98        999,864
                                 1,000,000      Federal Home Loan Mortgage Corp.+.....     5.57       4/20/98        999,827
                                 2,900,000      Federal Home Loan Mortgage Corp.......     5.685      8/21/98      2,897,274
                                   700,000      Federal Home Loan Mortgage Corp. .....     6.36       5/20/99        701,372
                                   500,000      Federal Home Loan Mortgage Corp. .....     6.10       9/10/99        500,250
                                 2,000,000      Federal National Mortgage
                                                  Association.........................     5.19       1/08/98      1,999,764
                                 2,000,000      Federal National Mortgage
                                                  Association+........................     5.57       3/26/98      1,999,733
                                 2,500,000      Federal National Mortgage
                                                  Association+........................     5.629      3/27/98      2,499,610
                                 5,500,000      Federal National Mortgage
                                                  Association+........................     5.669      4/24/98      5,499,354
                                 3,000,000      Federal National Mortgage
                                                  Association+........................     5.894     10/20/98      2,998,957
                                   800,000      Federal National Mortgage
                                                  Association.........................     6.375      5/21/99        801,600
                                   520,000      Federal National Mortgage
                                                  Association.........................     5.88       8/10/99        519,048
                                 2,300,000      Federal National Mortgage
                                                  Association+........................     5.929     10/27/99      2,298,034
                                 3,300,000      Student Loan Marketing Association....     5.86       6/10/98      3,301,716
                                 2,000,000      Student Loan Marketing Association....     5.60       8/11/98      1,997,260
                                 1,900,000      Student Loan Marketing Association+...     5.877     10/06/98      1,900,000
                                 1,100,000      Student Loan Marketing Association+...     5.619     11/10/98      1,095,240
                                 2,000,000      Student Loan Marketing Association+...     5.909     11/25/98      1,999,480
                                 1,000,000      Student Loan Marketing Association....     5.80      12/18/98        998,534
                                 1,170,000      US Treasury Notes.....................     5.00       1/31/98      1,169,131
                                 4,000,000      US Treasury Notes.....................     7.875      4/15/98      4,026,248
                                 1,200,000      US Treasury Notes.....................     5.625     11/30/98      1,200,000
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                                OBLIGATIONS--NON-DISCOUNT (COST--$48,779,723)                     48,791,912
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS
                                                (COST--$327,837,554)--103.1%..........                           327,846,938
                                                LIABILITIES IN EXCESS OF OTHER
                                                ASSETS--(3.1%)........................                            (9,795,201)
                                                                                                                ------------
                                                NET ASSETS--100.0%....................                          $318,051,737
                                                                                                                ============
---------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 1997.
** Guarantor Republic National Bank of New York.
+ Variable Rate Notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$327,837,554*) (Note 1a)...........................               $327,846,938
Cash.......................................................................................                     16,052
Receivables:
  Interest.................................................................................  $2,033,874
  Capital shares sold......................................................................      58,865      2,092,739
                                                                                             ----------
Prepaid expenses and other assets..........................................................                      4,561
                                                                                                          ------------
Total assets...............................................................................                329,960,290
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased.....................................................................   7,269,625
  Capital shares redeemed..................................................................   4,470,314
  Investment adviser (Note 2)..............................................................     140,299     11,880,238
                                                                                             ----------
Accrued expenses and other liabilities.....................................................                     28,315
                                                                                                          ------------
Total liabilities..........................................................................                 11,908,553
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................................................               $318,051,737
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 1,300,000,000 shares authorized+..........               $ 31,804,236
Paid-in capital in excess of par...........................................................                286,238,117
Unrealized appreciation on investments--net................................................                      9,384
                                                                                                          ------------
NET ASSETS.................................................................................               $318,051,737
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $318,051,737 and 318,042,353 shares outstanding............               $       1.00
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. As of December 31, 1997, net unrealized appreciation for Federal income tax purposes amounted to $9,384, of which $28,038 related to appreciated securities and $18,654 related to depreciated securities.

+ The Fund is authorized to issue 1,300,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1c):
Interest and discount earned................................................................                $ 17,522,944
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................................................  $ 1,549,078
Accounting services (Note 2)................................................................       63,184
Professional fees...........................................................................       32,394
Custodian fees..............................................................................       16,122
Directors' fees and expenses................................................................        5,826
Transfer agent fees (Note 2)................................................................        4,999
                                                                                               ----------
Total expenses..............................................................................                   1,671,603
                                                                                                             -----------
Investment income--net......................................................................                  15,851,341
                                                                                                             -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET (NOTE 1c):
Realized gain on investments--net...........................................................                      13,669
Change in unrealized appreciation/depreciation on investments--net..........................                      28,848
                                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................                $ 15,893,858
                                                                                                             ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE YEAR ENDED DECEMBER
                                                                                                    31,
                                                                                        ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                          1997            1996
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...............................................................   $15,851,341     $ 13,810,153
Realized gain on investments--net....................................................        13,669           12,359
Change in unrealized appreciation/depreciation on investments--net...................        28,848         (157,747)
                                                                                        ------------    ------------
Net increase in net assets resulting from operations.................................    15,893,858       13,664,765
                                                                                        ------------    ------------
--------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1d):
Investment income--net: Class A......................................................   (15,851,341)     (13,810,153)
Realized gain on investments--net: Class A...........................................       (13,669)         (12,359)
                                                                                        ------------    ------------
Net decrease in net assets resulting from dividends and distributions to
  shareholders.......................................................................   (15,865,010)     (13,822,512)
                                                                                        ------------    ------------
--------------------------------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares.....................................................   242,312,822      103,681,145
Net asset value of shares issued to shareholders in reinvestment of dividends and
  distributions (Note 1d)............................................................    15,869,707       13,824,990
                                                                                        ------------    ------------
                                                                                        258,182,529      117,506,135
Cost of shares redeemed..............................................................   (214,915,654)   (146,504,203)
                                                                                        ------------    ------------
Net increase (decrease) in net assets derived from Class A capital share
  transactions.......................................................................    43,266,875      (28,998,068)
                                                                                        ------------    ------------
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets..............................................    43,295,723      (29,155,815)
Beginning of year....................................................................   274,756,014      303,911,829
                                                                                        ------------    ------------
End of year..........................................................................   $318,051,737    $274,756,014
                                                                                        ============    ============
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A
                                                           ------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                       FOR THE YEAR ENDED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                             DECEMBER 31,
                                                           ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                           --------     --------     --------     --------     --------
Investment income--net...................................     .0511        .0504        .0547        .0386        .0302
Realized and unrealized gain (loss) on
  investments--net.......................................     .0001       (.0005)       .0012       (.0007)       .0005
                                                           --------     --------     --------     --------     --------
Total from investment operations.........................     .0512        .0499        .0559        .0379        .0307
                                                           --------     --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net.................................    (.0511)      (.0504)      (.0547)      (.0386)      (.0302)
  Realized gain on investments--net......................        --+      (.0001)      (.0002)          --       (.0005)
                                                           --------     --------     --------     --------     --------
Total dividends and distributions........................    (.0511)      (.0505)      (.0549)      (.0386)      (.0307)
                                                           --------     --------     --------     --------     --------
Net asset value, end of year.............................  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                           ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................     5.24%        5.13%        5.64%        3.93%        3.10%
                                                           ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...........................      .54%         .54%         .55%         .50%         .36%
                                                           ========     ========     ========     ========     ========
Expenses.................................................      .54%         .54%         .55%         .57%         .63%
                                                           ========     ========     ========     ========     ========
Investment income--net, and realized gain on
  investments-- net......................................     5.12%        4.97%        5.50%        4.02%        3.03%
                                                           ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $318,052     $274,756     $303,912     $363,199     $170,531
                                                           ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

+ Amount is less than $.0001 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Effective September 17, 1997, each fund's existing class of shares was designated as Class A and each fund began offering Class B Shares. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Domestic Money Market Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Money market securities maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in the securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (d) Dividends and distributions to share-holders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.50% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
DOMESTIC MONEY MARKET FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 12, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
DECEMBER 31, 1997--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1997, Global Bond Focus Fund's Class A Shares had a total investment return of +1.95%, based on a change in per share net asset value from $9.76 to $9.32, and assuming reinvestment of $0.603 per share income dividends. For the six months ended December 31, 1997, the Fund's Class A Shares had a total investment return of +4.97%, based on a change in per share net asset value from $9.15 to $9.32, and assuming reinvestment of $0.277 per share income dividends. (Additional performance information can be found on page 59 of this report to shareholders.)

FISCAL YEAR IN REVIEW

  During the fiscal year ended December 31, 1997, the Fund's total returns were in line with the total return of the unmanaged JP Morgan Global Government Bond Index. Enhancing the Fund's performance relative to the Index were the long duration we maintained since the beginning of the second quarter of 1997 along with our focus on US dollar-denominated investments. However, even though the Fund had a greater-than-index exposure to US dollar-denominated securities, we retained some exposure to non-US dollar investments. With the US dollar's substantial appreciation in 1997, these non-dollar positions limited the Fund's total returns for the fiscal year. Given the Fund's investment objective and policies, we do not believe it is appropriate to heavily underweight--or overweight--US dollar-denominated investments. The portfolio's composition of more global corporate debt versus sovereign government positions enhanced total return, since corporate debt offered a higher current income flow than generally available on government obligations.

ECONOMIC REVIEW

  During the second half of the year investor attention was focused on the lack of inflationary pressure in the world's major economies. Europe, except for the United Kingdom, and the United States reflected very low inflationary pressures as expectations continued to recede. By the end of the six-month period ended December 31, 1997, Asia was the focus of investor concern. What continues to unfold in Asia is a new kind of global deflationary force: competitive deflationary currency devaluation. The overcapacity in a group of economies accustomed to fast growth in sales to industrialized nations--as is currently the case in Asia-- appears to have triggered competitive currency devaluation. Such devaluations have led to even faster growth in the export of deflation to the industrial world.

  As this deflation has gotten out of control, banking systems have felt pressure. As a result, equity investors have devalued banking shares in the Asia region. In most cases, these banks were overextended in asset-based lending. The value of assets underlying these loans has eroded because of outright asset deflation (for example, real estate) or the wrong kind of industrial capacity (as seen in South Korea, Japan and Germany). Global consumers should be expected to have greater leverage in price and selection as the competition for market share increases.

  In Europe, the Bundesbank made good on its promise to raise base rates by increasing short-term borrowing by 30 basis points (0.30%) in early October. This move reflected not the strength of the economy, but more of a support measure for the currency, which has continued to weaken throughout the last three months. We believe this monetary policy tightening is a one-time event, and the German central bank may not consider increasing base rates until well into 1998. Subsequent inflation data has reflected a lack of inflationary pressure as a result of the weaker Deutschemark at the manufacturing level as well as the consumer level.

  The United Kingdom has continued to reinforce the independence of the Bank of England. Base rates have increased by 50 basis points, reflecting the continuation of the strong consumer spending habits of the past two years. This has forced the sterling to stronger levels against both the US dollar and the Deutschemark. We believe that the economy is beginning to show signs of slowing, and that additional interest rate hikes will not materialize soon.

  The Fund continues to have no exposure to the Japanese market for a number of reasons. Current yield continues to be below 2% on ten-year government issues. In addition, the yen continues to slide toward an equilibrium point that seems to be at even weaker levels. Finally, as of the date of this report, the financial rescue package does not give us confidence that the Bank of Japan will be able to make the necessary fiscal shifts needed for recovery. There have been five long years of near depression-like conditions in Japan.

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

  During the six-month period ended December 31, 1997, the most significant shift within the portfolio was to establish a more market-neutral position within the core European markets. This was accomplished by reducing some of the dollar-bloc investments in favor of Germany and Denmark. The interest rate spread was clearly in favor of the United States for most of the early part of 1997. The yield spread between Europe and US securities was at its maximum-- 120 basis points--in early June. At this point, we decided to shift assets toward the US corporate sector. By late November, the spread had reduced to just 32 basis points. This reduction, along with genuinely favorable inflation data out of Germany, has benefited the Fund's total return.

  We continue to favor longer-duration exposure to most bond markets and investing in the bond markets with the steepest yield curves (that is, those markets in which longer-term yields are highest relative to shorter-term yields).

  These markets have higher interest rates priced into them, yet we believe there is an increasing likelihood that global deflationary trends will result in lower interest rates. The countries with steep yield curves were Germany, Denmark and the United States. Our long duration positions in the United Kingdom were profitable as these issues outperformed almost 40 basis points more than the short end.

CURRENCY OUTLOOK

  Since most of the world's currencies have devalued so decisively against the dollar in the past three months, it is likely that the US trade deficit will progressively deteriorate over the next 18 months, unless the United States were to fall into recession and its trading partners' economies were to strengthen. Since we believe this development is unlikely, it seems probable that a continuous weakening of the US trade balance will slow the US economy. This would add to the deflationary pressures on the prices of tradable goods and make foreign dollar holders increasingly concerned about their exposure.

  Our strategy has been overwhelmingly pro-dollar for some time, with the bulk of the Fund's non-US dollar positions hedged back into the US dollar. This has enhanced the Fund's yield, since short-term interest rates are very low in Denmark, Canada and Germany. However, the outlook for the dollar currently is not as clear. As of December month-end, the bulk of the Fund's assets in non-dollar investments has been hedged back to the US dollar, while our exposure to the sterling has not been hedged. We have reduced some hedges over the past few weeks as investors reassess the outlook for the dollar. With recent economic indicators showing strength in the United States and a possible weakening of the German economy, our near-term expectations for the Deutschemark are for slightly stronger levels of about DM1.82/US$1 but with little potential to go much higher.

IN CONCLUSION

  We appreciate your investment in Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies again with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Paolo Valle
Paolo Valle
Senior Vice President and Portfolio Manager

February 10, 1998

---------------------------------------------------------

Effective January 15, 1998, Paolo Valle became responsible for the management of the Fund. Mr. Valle has served as First Vice President and Portfolio Manager of Merrill Lynch Asset Management, L.P. (MLAM) since 1997 and as Vice President and Portfolio Manager of MLAM from 1992 to 1997.
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                 GLOBAL BOND
                                    FOCUS
     MEASUREMENT PERIOD         FUND'CLASS A     MERRILL LYNCH      WEIGHTED
    (FISCAL YEAR COVERED)          SHARES*        G5AO INDEX"        INDEX"'
7/01/93**                          10000            10000            10000
DEC-93                             10590            10227            10344
DEC-94                             10144            10062            10315
DEC-95                             11837            11526            12452
DEC-96                             12787            11987            13472
DEC-97                             13036            12918            14344
   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  ** Commencement of operations.
   + Global Bond Focus Fund invests in US and foreign government and corporate bonds.
  ++ This unmanaged Index is comprised of intermediate-term Government bonds maturing in one to ten years.
 +++ The weighted Index consists of 40% High Yield Master Index MLJOAO and 60% JP Morgan Global Government Bond Index
     (Ex-Japan).
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/97                                                       +1.95%
--------------------------------------------------------------------------------
Inception (7/01/93) through 12/31/97                                       +6.07
--------------------------------------------------------------------------------

Global Bond Focus Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Merrill Lynch G5A0 Index and the Weighted Index. Beginning and ending values are:

                                      7/01/93**        12/97
                                      ---------        -----
Global Bond Focus Fund+--Class A
Shares*                               $10,000         $13,036
Merrill Lynch G5A0 Index++            $10,000         $12,918
Weighted Index+++                     $10,000         $14,344

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997                  (IN US DOLLARS)
--------------------------------------------------------------------------------

     NORTH                                 FACE                                                      VALUE      PERCENT OF
    AMERICA           INDUSTRY            AMOUNT         FIXED-INCOME INVESTMENTS      COST        (NOTE 1A)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
CANADA           FOREIGN                                 Canadian Government
                 GOVERNMENT                                Bonds:
                 OBLIGATIONS            C$    350,000    7% due 12/01/2006........  $   248,559   $   268,070       0.4%
                                       NZ$  4,200,000    6.625% due 10/03/2007....    2,542,374     2,302,480       3.0
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN CANADA        2,790,933     2,570,550       3.4
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES    BANKING               US$  3,800,000    Bank of New York
                                                           Institutional Capital
                                                           Trust, Series A, 7.78%
                                                           due 12/01/2026(c)......    3,830,020     3,942,956       5.2
                                            4,600,000    Comerica Bank, 7.875% due
                                                           9/15/2026..............    4,972,858     5,184,108       6.8
                                               50,000    Mellon Capital II, 7.995%
                                                           due 1/15/2027..........       49,192        53,681       0.1
                                            2,800,000    Wells Fargo Capital I,
                                                           7.96% due 12/15/2026...    2,801,414     2,943,948       3.8
                                                                                    -----------   -----------     -----
                                                                                     11,653,484    12,124,693      15.9
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES         4,000,000    Associates Corp. of North
                                                           America, 7.375% due
                                                           6/11/2007..............    4,202,800     4,250,000       5.6
                                            3,000,000    BT Institutional Capital
                                                           Trust, 8.09% due
                                                           12/01/2026(c)..........    3,022,730     3,148,872       4.2
                                                                                    -----------   -----------     -----
                                                                                      7,225,530     7,398,872       9.8
                 ------------------------------------------------------------------------------------------------------
                 GAMING                       500,000    ++Harrah's Jazz Company,
                                                           14.25% due
                                                           11/15/2001.............      482,500       155,000       0.2
                 ------------------------------------------------------------------------------------------------------
                 INDUSTRIAL                   800,000    Chrysler Corporation,
                                                           7.45% due 3/01/2027....      833,200       855,248       1.1
                                            2,500,000    Phelps Dodge Corporation,
                                                           7.125% due
                                                           11/01/2027.............    2,488,000     2,549,275       3.4
                                                                                    -----------   -----------     -----
                                                                                      3,321,200     3,404,523       4.5
                 ------------------------------------------------------------------------------------------------------
                 SPECIAL SITUATIONS         6,150,000    PNC Institutional Capital
                                                           Bank, 8.315% due
                                                           5/15/2027(c)...........    6,273,000     6,632,252       8.7
                 ------------------------------------------------------------------------------------------------------
                 US GOVERNMENT                           US Treasury Notes:
                 OBLIGATIONS                1,050,000    6.50% due 10/15/2006.....    1,063,453     1,099,381       1.4
                                            1,470,000    6.125% due 8/15/2007.....    1,499,483     1,510,660       2.0
                                                                                    -----------   -----------     -----
                                                                                      2,562,936     2,610,041       3.4
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES                    233,383    +Tucson Electric Power
                                                           Co., 10.732% due
                                                           1/01/2013..............      223,464       247,810       0.3
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN THE UNITED
                                                         STATES                      31,742,114    32,573,191      42.8
--------------------------------------------------------------------------------------------------------------------------
                                          SHARES
                                           HELD                  WARRANTS
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES    BROADCASTING/CABLE             4,700    American Telecasting Inc.
                                                           (Warrants)(a)..........       11,222         1,880       0.0
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL WARRANTS IN THE
                                                         UNITED STATES                   11,222         1,880       0.0
--------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN
                                                         NORTH AMERICA               34,544,269    35,145,621      46.2
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC                               FACE                                                      VALUE     PERCENT OF
     BASIN           INDUSTRY            AMOUNT         FIXED-INCOME INVESTMENTS      COST        (NOTE 1a)   NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
CAYMAN ISLANDS  BANKING                US$    450,000   Fuji Bank Limited
                                                          (Cayman), 7.30% due
                                                          3/29/2049..............  $   454,932   $   419,625       0.5%
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN THE CAYMAN
                                                        ISLANDS                        454,932       419,625       0.5
---------------------------------------------------------------------------------------------------------------------
JAPAN           BANKING               Y    65,000,000   Asian Development Bank,
                                                          5.625% due 2/18/2002...      750,697       586,672       0.8
                                           20,000,000   IBRD World Bank, 4.50%
                                                          due 6/20/2000..........      173,986       167,509       0.2
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN JAPAN           924,683       754,181       1.0
---------------------------------------------------------------------------------------------------------------------
THAILAND        INDUSTRIAL             US$  1,750,000   PTTEP International
                                                          Limited, 7.625% due
                                                          10/01/2006(c)..........    1,784,755     1,346,706       1.8
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN THAILAND      1,784,755     1,346,706       1.8
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN THE
                                                        PACIFIC BASIN                3,164,370     2,520,512       3.3
---------------------------------------------------------------------------------------------------------------------
    WESTERN
     EUROPE
 ---------------------------------------------------------------------------------------------------------------------
DENMARK         BANKING                US$  2,100,000   Den Danske Bank A/S,
                                                          7.40% due 6/15/2010....    2,172,030     2,191,064       2.9
                ------------------------------------------------------------------------------------------------------
                FINANCIAL SERVICES     Dkr 35,854,000   Nykredit A/S, 6% due
                                                          10/01/2026.............    4,999,003     5,100,243       6.7
                ------------------------------------------------------------------------------------------------------
                FOREIGN                     2,800,000   Denmark Government Bonds,
                GOVERNMENT                                8% due 5/15/2003.......      516,582       462,225       0.6
                OBLIGATIONS
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN DENMARK       7,687,615     7,753,532      10.2
---------------------------------------------------------------------------------------------------------------------
FINLAND         FOREIGN GOVERNMENT     Fmk 60,000,000   Republic of Finland, 6%
                OBLIGATIONS                               due 1/29/2002..........      654,914       548,177       0.7
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN FINLAND         654,914       548,177       0.7
---------------------------------------------------------------------------------------------------------------------
FRANCE          FOREIGN GOVERNMENT     Frf  2,000,000   French Government B-Tan,
                OBLIGATIONS                               7% due 10/12/2000......      420,453       354,212       0.4
                                            2,300,000   French OAT, 7.25% due
                                                          4/25/2006..............      483,739       434,016       0.6
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN FRANCE          904,192       788,228       1.0
---------------------------------------------------------------------------------------------------------------------
GERMANY         BANKING                DM   6,700,000   Depfa-Bank PLC, 5.50% due
                                                          2/12/2008..............    3,716,810     3,676,284       4.8
                ------------------------------------------------------------------------------------------------------
                FOREIGN                                 Bundesrepublic
                GOVERNMENT                                Deutschland:
                OBLIGATIONS                   625,000   7.50% due 11/11/2004.....      452,947       393,318       0.5
                                              500,000   6.25% due 4/26/2006......      337,334       296,170       0.4
                                            9,500,000   11.69% due
                                                          7/04/2007(b)...........    3,282,886     3,211,030       4.2
                                                        Deutschland Republic:
                                              450,000   6.75% due 4/22/2003......      311,821       271,831       0.4
                                            5,000,000   6% due 7/04/2007.........    3,016,655     2,914,443       3.8
                                            1,900,000   German Unity Fund, 8% due
                                                          1/21/2002..............    1,416,586     1,179,736       1.6
                                                                                   -----------   -----------     -----
                                                                                     8,818,229     8,266,528      10.9
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                          INVESTMENTS IN GERMANY    12,535,039    11,942,812      15.7
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                               FACE                                                      VALUE     PERCENT OF
  (CONCLUDED)        INDUSTRY            AMOUNT         FIXED-INCOME INVESTMENTS      COST        (NOTE 1a)   NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
ITALY           FOREIGN                                 Buoni Poliennali del
                GOVERNMENT                                Tesoro (Italian
                OBLIGATIONS                               Government Bonds):
                                     Lit  500,000,000   9.50% due 5/01/2001......  $   358,425   $   321,049       0.4%
                                        1,700,000,000   8.50% due 8/01/2004......    1,100,516     1,118,952       1.5
                                          750,000,000   Government of Italy,
                                                          8.50% due 4/01/2004....      515,391       488,102       0.6
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN ITALY         1,974,332     1,928,103       2.5
---------------------------------------------------------------------------------------------------------------------
SPAIN           FOREIGN                                 Government of Spain:
                GOVERNMENT            Pta  75,000,000   10.10% due 2/28/2001.....      650,217       566,149       0.8
                OBLIGATIONS                55,000,000   8% due 5/30/2004.........      425,126       412,473       0.5
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN SPAIN         1,075,343       978,622       1.3
---------------------------------------------------------------------------------------------------------------------
SWEDEN          FOREIGN               Skr   8,500,000   Government of Sweden,
                GOVERNMENT                              10.25% due 5/05/2000.....    1,411,881     1,181,938       1.6
                OBLIGATIONS
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN SWEDEN        1,411,881     1,181,938       1.6
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM  BANKING               L     2,450,000   Royal Bank of Scotland,
                                                          9.50% due 8/29/2049....    4,682,942     4,844,040       6.4
                ------------------------------------------------------------------------------------------------------
                FINANCIAL SERVICES          1,500,000   Scottish Life Finance, 9%
                                                          due 11/29/2049.........    2,528,895     2,699,038       3.5
                ------------------------------------------------------------------------------------------------------
                FOREIGN GOVERNMENT                      United Kingdom Treasury
                OBLIGATIONS                               Gilt:
                                              800,000   7% due 11/06/2001........    1,299,561     1,331,246       1.7
                                              300,000   8% due 6/10/2003.........      490,794       526,473       0.7
                                              530,000   8.50% due 12/07/2005.....      945,081       983,965       1.3
                                              150,000   9% due 7/12/2011.........      252,237       305,736       0.4
                                                                                   -----------   -----------     -----
                                                                                     2,987,673     3,147,420       4.1
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN THE UNITED
                                                        KINGDOM                     10,199,510    10,690,498      14.0
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN
                                                        WESTERN EUROPE              36,442,826    35,811,910      47.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                          FACE                                                      VALUE     PERCENT OF
                                         AMOUNT           SHORT-TERM SECURITIES       COST        (NOTE 1a)   NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL                             US$    435,000   General Motors Acceptance
PAPER*                                                    Corp., 6.75% due
                                                          1/02/1998..............  $   434,918   $   434,918       0.6%
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                                           United States Treasury
OBLIGATIONS*                                              Bills:
                                               60,000   4.95% due 1/29/1998......       59,769        59,769       0.1
                                               40,000   4.98% due 1/29/1998......       39,845        39,845       0.0
                                                                                   -----------   -----------     -----
                                                                                        99,614        99,614       0.1
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN
                                                          SHORT-TERM SECURITIES        534,532       534,532       0.7
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS........  $74,685,997    74,012,575      97.2
                                                                                   ===========
                                                        UNREALIZED APPRECIATION
                                                          ON FORWARD FOREIGN
                                                          EXCHANGE CONTRACTS--
                                                          NET**..................                    319,209       0.4
                                                        OTHER ASSETS LESS
                                                          LIABILITIES............                  1,775,420       2.4
                                                                                                 -----------     -----
                                                        NET ASSETS...............                $76,107,204     100.0%
                                                                                                 ===========     =====
---------------------------------------------------------------------------------------------------------------------
(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustments under certain conditions until the expiration date.
(b) Represents a zero coupon or step bond. The interest rate shown is the effective yield at the time of purchase by the Fund.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of
1933.

* Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

** Forward foreign exchange contracts as of December 31, 1997 were as follows:
--------------------------------------------------------------------------------

FOREIGN                                                                                                      UNREALIZED
CURRENCY                                                                                                    APPRECIATION
SOLD                                                                            EXPIRATION DATE              (NOTE 1B)
 ---------------------------------------------------------------------------------------------------------------------
Dkr  28,000,000...............................................................   January 1998                 $ 67,700
DM   17,600,000...............................................................   January 1998                  221,441
L    2,400,000................................................................   January 1998                   23,762
NZ$  4,667,537................................................................   January 1998                    6,306
---------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET (US$
COMMITMENT--$20,839,501)                                                                                      $319,209
                                                                                                             =========

--------------------------------------------------------------------------------

+ Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $248,000, representing 0.3% of net assets.
--------------------------------------------------------------------------------

                                                                                                              VALUE
ISSUE                                                                      ACQUISITION DATE      COST       (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------
Tucson Electric Power Co., 10.732% due 1/01/2013.........................      8/19/1993       $ 223,464     $247,810
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                          $ 223,464     $247,810
                                                                                                ========     ========
---------------------------------------------------------------------------------------------------------------------

++ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$74,685,997) (Note 1a)..........................                   $74,012,575
Unrealized appreciation on forward foreign exchange contracts (Note 1b).................                       319,209
Foreign cash (Note 1c)..................................................................                        51,923
Receivables:
  Interest..............................................................................  $1,394,558
  Forward foreign exchange contracts (Note 1b)..........................................     226,985
  Capital shares sold...................................................................      94,550
  Securities sold.......................................................................      21,312         1,737,405
                                                                                          ----------
Deferred organization expenses (Note 1f)................................................                           789
Prepaid expenses and other assets.......................................................                        52,029
                                                                                                           -----------
Total assets............................................................................                    76,173,930
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:...............................................................................
  Investment adviser (Note 2)...........................................................      41,381
  Capital shares redeemed...............................................................         234            41,615
                                                                                          ----------
Accrued expenses and other liabilities..................................................                        25,111
                                                                                                           -----------
Total liabilities.......................................................................                        66,726
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS..............................................................................                   $76,107,204
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 200,000,000 shares authorized+.........                   $   816,925
Paid-in capital in excess of par........................................................                    79,432,255
Accumulated distributions in excess of investment income--net (Note 1g).................                      (439,594)
Accumulated realized capital losses on investments and foreign currency
  transactions--net (Note 5)............................................................                    (3,323,454)
Unrealized depreciation on investments and foreign currency transactions--net...........                      (378,928)
                                                                                                           -----------
NET ASSETS..............................................................................                   $76,107,204
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $76,107,204 and 8,169,247 shares outstanding............                   $      9.32
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------

+ The Fund is authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned (net of $23,182 foreign withholding tax)..................                    $ 5,513,636
Dividends..............................................................................                            138
                                                                                                           -----------
Total income...........................................................................                      5,513,774
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)......................................................  $   483,479
Custodian fees.........................................................................       44,213
Professional fees......................................................................       32,353
Accounting services (Note 2)...........................................................       17,268
Transfer agent fees (Note 2)...........................................................        5,007
Directors' fees and expenses...........................................................        1,959
Pricing services.......................................................................        1,668
Amortization of organization expenses (Note 1f)........................................        1,578
Other..................................................................................        1,188
                                                                                          ----------
Total expenses.........................................................................                        588,713
                                                                                                           -----------
Investment income--net.................................................................                      4,925,061
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN CURRENCY TRANSACTIONS--NET
  (NOTES 1b, 1c, 1e & 3):
Realized loss from:
  Investments--net.....................................................................   (2,295,949)
  Foreign currency transactions--net...................................................   (2,470,800)       (4,766,749)
                                                                                          ----------
Change in unrealized appreciation/depreciation on:
  Investments--net.....................................................................      202,738
  Foreign currency transactions--net...................................................      454,476           657,214
                                                                                                   -
                                                                                          ----------       -----------
Net realized and unrealized loss on investments and foreign currency transactions......                     (4,109,535)
                                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................                    $   815,526
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              FOR THE YEAR ENDED
                                                                                                 DECEMBER 31,
                                                                                        ------------------------------
                         INCREASE (DECREASE) IN NET ASSETS:                                 1997              1996
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...............................................................   $  4,925,061       $ 6,880,110
Realized gain (loss) on investments and foreign currency transactions--net...........     (4,766,749)          830,715
Change in unrealized appreciation/depreciation on investments and foreign currency
  transactions--net..................................................................        657,214          (706,098)
                                                                                        ------------       -----------
Net increase in net assets resulting from operations.................................        815,526         7,004,727
                                                                                        ------------       -----------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1g):
Investment income--net:
  Class A............................................................................     (2,532,863)       (6,810,949)
Return of capital:
  Class A............................................................................     (2,511,049)               --
In excess of investment income--net:
  Class A............................................................................       (276,658)               --
                                                                                        ------------       -----------
Net decrease in net assets resulting from dividends to shareholders..................     (5,320,570)       (6,810,949)
                                                                                        ------------       -----------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net redemptions from capital shares..................................................    (13,177,662)       (6,069,072)
Net proceeds from issuance of capital shares resulting from reorganization...........             --        17,820,572
                                                                                        ------------       -----------
Net increase (decrease) in net assets derived from capital share transactions........    (13,177,662)       11,751,500
                                                                                        ------------       -----------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets..............................................    (17,682,706)       11,945,278
Beginning of year....................................................................     93,789,910        81,844,632
                                                                                        ------------       -----------
End of year*.........................................................................   $ 76,107,204       $93,789,910
                                                                                        ============       ===========
---------------------------------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of) investment income--net (Note
  1h)................................................................................   $   (439,594)      $   118,851
                                                                                        ============       ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    CLASS A
     THE FOLLOWING PER SHARE DATA AND RATIOS HAVE        --------------------------------------------------------------
    BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                                       FOR THE PERIOD
                FINANCIAL STATEMENTS.                          FOR THE YEAR ENDED DECEMBER 31,         JULY 1, 1993+ TO
                                                         -------------------------------------------     DECEMBER 31,
       INCREASE (DECREASE) IN NET ASSET VALUE:           1997++      1996++      1995++       1994           1993
 ---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................   $  9.76     $  9.79     $  9.17     $ 10.38       $  10.00
                                                         -------     -------     -------     -------        -------
Investment income--net................................       .56         .78         .85         .76            .25
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..................      (.40)       (.03)        .61       (1.19)           .33
                                                         -------     -------     -------     -------        -------
Total from investment operations......................       .16         .75        1.46        (.43)           .58
                                                         -------     -------     -------     -------        -------
Less dividends and distributions:
  Investment income--net..............................      (.29)       (.78)       (.84)       (.76)          (.20)
  Return of capital...................................      (.28)         --          --          --             --
  In excess of investment income--net.................      (.03)         --          --          --             --
  In excess of realized gain on investments--net......        --          --          --        (.02)            --
                                                         -------     -------     -------     -------        -------
Total dividends and distributions.....................      (.60)       (.78)       (.84)       (.78)          (.20)
                                                         -------     -------     -------     -------        -------
Net asset value, end of period........................   $  9.32     $  9.76     $  9.79     $  9.17       $  10.38
                                                         =======     =======     =======     =======        =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................     1.95%       8.02%      16.69%      (4.21%)         5.90%+++
                                                         =======     =======     =======     =======        =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................      .73%        .69%        .68%        .75%           .94%*
                                                         =======     =======     =======     =======        =======
Investment income--net................................     6.11%       7.95%       8.99%       8.01%          6.20%*
                                                         =======     =======     =======     =======        =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............   $76,107     $93,790     $81,845     $75,150       $ 50,737
                                                         =======     =======     =======     =======        =======
Portfolio turnover....................................   568.76%     267.13%     132.57%     117.58%         54.80%
                                                         =======     =======     =======     =======        =======
---------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of operations.

++ Based on average shares outstanding.

+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Effective September 17, 1997, each fund's existing class of shares was designated as Class A Shares and each fund began offering Class B Shares. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Bond Focus Fund (the "Fund") is classified as "non-diversified", as defined in the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the

--------------------------------------------------------------------------------

contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

  (g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions. A portion of the net investment income dividends paid by the Fund during the year ended December 31, 1997 is characterized as a return of capital.

  (h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,673,985 have been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income and differences of $2,511,049 have been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1997, Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc., earned $116 for providing security price quotations to compute the Fund's net asset value.

--------------------------------------------------------------------------------

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $432,416,067 and $440,662,159, respectively.

  Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

---------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------
Long-term investments...............   $ (1,709,149)     $ (673,422)
Short-term investments..............            (59)             --
Financial futures contracts.........       (586,741)             --
Foreign currency transactions.......     (3,696,332)        (24,715)
Forward foreign exchange
 contracts..........................      1,225,532         319,209
                                        -----------       ---------
Total...............................   $ (4,766,749)     $ (378,928)
                                        ===========       =========
---------------------------------------------------------

  At December 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $768,140, of which $1,807,788 related to appreciated securities and $2,575,928 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $74,780,715.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $(13,177,662) and $11,751,500 for the years ended December 31, 1997 and December 31, 1996, respectively.

  Transactions in capital shares were as follows:

---------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 1997                        Shares          Amount
---------------------------------------------------------
Shares sold..........................     493,520     $  4,682,144
Shares issued to shareholders in
 reinvestment of dividends...........     578,466        5,320,557
                                       ----------     ------------
Total issued.........................   1,071,986       10,002,701
Shares redeemed......................  (2,511,890)     (23,180,363)
                                       ----------     ------------
Net decrease.........................  (1,439,904)    $(13,177,662)
                                       ==========     ============
---------------------------------------------------------

---------------------------------------------------------

  Class A Shares for the Year Ended                      Dollar
          December 31, 1996              Shares          Amount
    ---------------------------------------------------------
Shares sold..........................     844,095     $  8,236,250
Shares issued to shareholders in
 reinvestment of dividends...........     704,764        6,810,949
Shares issued resulting from
 reorganization......................   1,883,889       17,820,572
                                       -----------     -----------
Total issued.........................   3,432,748       32,867,771
Shares redeemed......................  (2,183,963)     (21,116,271)
                                       -----------     -----------
Net increase.........................   1,248,785     $ 11,751,500
                                       ===========     ===========
---------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1997, the Fund had net capital loss carryforward of approximately $2,872,000, of which $513,000 expires in 2002 and $2,359,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

6. SUBSEQUENT EVENT:

On January 2, 1998, the Company's Board of Directors declared an ordinary income dividend in the amount of $.053800 per Class A Share payable on January 2, 1998 to shareholders of record as of December 31, 1997.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
GLOBAL BOND FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period July 1, 1993 (commencement of operations) to December 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 1998

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
DECEMBER 31, 1997--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1997, Global Strategy Focus Fund's Class A Shares had a total investment return of +11.94%, based on a change in per share net asset value from $13.87 to $14.71, and assuming reinvestment of $0.433 per share income dividends and $0.290 per share capital gains distributions. For the six months ended December 31, 1997, the Fund's Class A Shares had a total investment return of -2.32%, based on a change in per share net asset value from $15.06 to $14.71. (Additional performance information can be found on page 74 of this report to shareholders.)

THE ENVIRONMENT

  Volatility highlighted stock and bond markets worldwide during the six months ended December 31, 1997. The initial focus of investor concerns was the widening financial crisis in Asia. In the wake of a series of currency devaluations, many emerging economies are facing the challenges of higher interest rates, slowing economic growth and declining corporate earnings. Although the announcement of International Monetary Fund (IMF) loan packages to Thailand, Indonesia and South Korea initially reassured investors, the stringent terms of the loans and their potential negative impact on these already beleaguered economies are now being called into question. In Japan, the failure of several major financial institutions has undermined the prospects for economic recovery.

  As developments in Asia continue to unfold, US equity investors are trying to gauge the impact of poorer Asian economic prospects on multinational corporations. Although there have been periods of rising share prices, investor confidence has not been definitively restored. The US bond market benefited from a "flight to quality" as investors anticipated slower economic growth, but the release of stronger-than-expected economic statistics also prompted periods of declining bond prices.

  As 1998 begins, investors are likely to continue to focus on the prospects for the US economy within the context of international developments. Although the Federal Reserve Board did not tighten monetary policy at its November 12, 1997 meeting, it remains to be seen whether US economic growth will moderate enough and inflationary pressures will be sufficiently contained to preclude an increase in short-term interest rates in early 1998. The ongoing developments in Asia will undoubtedly also influence the central bank's monetary policy decisions in the new year.

FISCAL YEAR IN REVIEW

  As of December 31, 1997, the Fund's asset allocation was: foreign equities, 30% of net assets; US equities, 30%; foreign bonds, 15%; US bonds, 15%; and cash reserves, 10%.

  During the year ended December 31, 1997, the overall return of the Fund was held down by the laggard performance of foreign equities and bonds relative to the performance of their US counterparts. The negative impact of foreign equities was limited by the reduction of that sector during the second half of 1997. The decision to limit representation in Asian markets and to remain underweighted in Japanese equities further reduced the negative impact of foreign equities. As for foreign bonds, the maintenance of hedges against the European fixed-income positions during much of the year improved the Fund's return by limiting the negative impact of a strong US dollar versus European currencies. US equities continued to be a positive net contributor to overall Fund returns during 1997. The strong overall performance in the financial services sector, which was the largest single group represented among US equities, offset less-favorable performance among technology, healthcare and economically sensitive equities.

PORTFOLIO MATTERS

  As mentioned above, during the second half of 1997 we became more cautious toward foreign stocks. Our concerns over the widening economic problems in Asia, particularly in South Korea, Japan and Southeast Asia, led us to reduce our allocation to foreign equities from 55% of net assets as of June 30, 1997 to 30% as of December 31, 1997. In decreasing our foreign equity representation, Japan's relative position was reduced from an already underweighted position. We are concerned that the uncertainties surrounding the Japanese financial structure and economy will limit the recovery potential in the Japanese stock market in the coming months. Our representation in Asia was further reduced. On the other hand, meaningful representation was maintained in Latin America and Europe where prospects appear more attractive.

--------------------------------------------------------------------------------

  During the six months ended December 31, 1997, we directed the newly available assets from the reduction of the foreign equity representation to US equities, US bonds and cash reserves, while the weighting in foreign bonds was little changed. Consistent with our expectation of further US interest rate declines, financial services equities continued to account for the largest concentration of assets in the US stock sector. We maintained significant representation in the areas of healthcare, technology and energy. Overall, we are increasing emphasis on the shares of companies, which, in our view, have limited potential for earnings disappointments resulting from the problems afflicting the Asian economies.

  The bulk of our foreign bond weighting remains concentrated in Europe, including Germany, France, Italy, Sweden, Denmark, Spain and the United Kingdom. During October, we became less confident that US dollar strength would continue against the European currencies. Given this changed assessment, we lifted the hedges against commitments in European stocks and bonds. In the Pacific Basin, our residual commitment to Japanese equities remains hedged back to the US dollar, since we expect yen weakness to continue in the coming months.

  In the US bond sector, we maintained the Fund's average duration at 5.9 years as of December 31, 1997. Our optimistic stance toward US bonds reflected indications that inflationary pressures in the US economy were exceptionally subdued. The problems in Asian economies and a resultant slowdown in the US economy seemed likely to accentuate the trend toward lower inflation. At the same time, the rapid shrinkage, if not outright elimination, of the Federal budget deficit was expected to continue to reduce the supply of newly issued US Government securities relative to demand.

IN CONCLUSION
  We appreciate your investment in Global Strategy Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies again with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Thomas R. Robinson

Thomas R. Robinson
Senior Vice President and Portfolio Manager

February 10, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                MORGAN STANLEY
                               GLOBAL STRATEGY      CAPITAL
     MEASUREMENT PERIOD         FOCUS FUND'-     INTERNATIONAL   WEIGHTED INDEX
    (FISCAL YEAR COVERED)      CLASS A SHARES*   WORLD INDEX "         "'
2/28/92**                          10000            10000            10000
DEC-92                             10262             9832            10382
DEC-93                             12240            12045            11759
DEC-94                             12239            12656            12541
DEC-95                             13537            15278            14627
DEC-96                             15320            17337            15407
DEC-97                             17149            20070            15948
   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  ** Commencement of operations.
   + Global Strategy Focus Fund invests primarily in a portfolio of equity and fixed-income securities of US and foreign issuers.
  ++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
 +++ This unmanaged Index, which is an equally weighted blend of the Morgan Stanley World Index, the Salomon Brothers
     World Government Bond Index and the Salomon Brothers World Money Market Index, is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, government bonds and money market securities in the major markets, including the United States.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/97                                                      +11.94%
--------------------------------------------------------------------------------
Five Years Ended 12/31/97                                                +10.82%
--------------------------------------------------------------------------------
Inception (2/28/92) to 12/31/97                                          + 9.67%
--------------------------------------------------------------------------------

Global Strategy Focus Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Morgan Stanley Capital International World Index and a Weighted Index. Beginning and ending values are:

                                      2/28/92**        12/97
                                      ---------        -----

Global Strategy
Focus Fund+--Class A Shares*          $10,000         $17,149
Morgan Stanley Capital
International World Index++           $10,000         $20,070
Weighted Index+++                     $10,000         $15,948

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                  SHARES                                                           VALUE       PERCENT OF
         INDUSTRY                  HELD               US STOCKS & WARRANTS           COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
AEROSPACE                              100,000     GenCorp, Inc. .............   $  2,842,382   $  2,500,000        0.3%
                                        25,500     +Orbital Sciences
                                                     Corporation..............        654,914        758,625        0.1
                                                                                 ------------   ------------     ------
                                                                                    3,497,296      3,258,625        0.4
---------------------------------------------------------------------------------------------------------------------
AIRLINES                                96,000     +US Airways Group, Inc. ...      4,126,132      6,000,000        0.7
---------------------------------------------------------------------------------------------------------------------
APPLIANCES                             105,000     Sunbeam Corporation........      4,144,224      4,423,125        0.5
---------------------------------------------------------------------------------------------------------------------
AUTO--RELATED                          131,600     +Avis Rent-A-Car, Inc. ....      3,128,250      4,202,975        0.5
                                       122,400     Hertz Corp. (Class A)......      4,153,083      4,926,600        0.6
                                                                                 ------------   ------------     ------
                                                                                    7,281,333      9,129,575        1.1
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS                       105,000     Federal Mogul Corp. .......      4,052,275      4,252,500        0.5
---------------------------------------------------------------------------------------------------------------------
BANKING                                 51,600     Bank of New York Co.,
                                                     Inc. ....................      1,613,910      2,983,125        0.3
                                        28,000     Bank of New York Co., Inc.
                                                     (Warrants)(a)............        210,563      4,739,000        0.5
                                        70,400     BankAmerica Corp. .........      4,409,027      5,139,200        0.6
                                                                                 ------------   ------------     ------
                                                                                    6,233,500     12,861,325        1.4
---------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL                    115,000     First Union Corporation....      5,681,941      5,893,750        0.7
---------------------------------------------------------------------------------------------------------------------
BROADCASTING/CABLE                      52,400     +Chancellor Media Corp. ...      3,323,684      3,910,350        0.4
                                       237,583     +Tele-Communications, Inc.
                                                     (Class A)................      4,588,904      6,622,626        0.8
                                       145,417     +Tele-Communications TCI
                                                     Ventures Group...........      2,794,815      4,117,119        0.5
                                                                                 ------------   ------------     ------
                                                                                   10,707,403     14,650,095        1.7
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES                     99,400     +Gartner Group Inc. .......      3,372,841      3,702,650        0.4
---------------------------------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT                142,000     +WorldCom, Inc. ...........      3,759,906      4,295,500        0.5
---------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                       40,800     +Cisco Systems, Inc. ......      2,337,450      2,274,600        0.3
                                        21,000     +Microsoft Corp. ..........      2,500,931      2,712,938        0.3
                                                                                 ------------   ------------     ------
                                                                                    4,838,381      4,987,538        0.6
---------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                       61,200     +BMC Software, Inc. .......      2,720,906      4,008,600        0.5
                                        68,200     Computer Associates
                                                     International, Inc. .....      2,287,280      3,606,075        0.4
                                                                                 ------------   ------------     ------
                                                                                    5,008,186      7,614,675        0.9
---------------------------------------------------------------------------------------------------------------------
COMPUTERS                               22,400     COMPAQ Computer Corp. .....        854,330      1,264,200        0.2
                                        27,600     International Business
                                                     Machines Corporation.....      1,771,806      2,885,925        0.3
                                        87,500     +Quantum Corporation.......      2,399,156      1,755,469        0.2
                                                                                 ------------   ------------     ------
                                                                                    5,025,292      5,905,594        0.7
---------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                          124,300     AlliedSignal Inc. .........      4,612,901      4,839,931        0.6
                                       177,800     The Dial Corporation.......      3,442,999      3,700,463        0.4
                                                                                 ------------   ------------     ------
                                                                                    8,055,900      8,540,394        1.0
---------------------------------------------------------------------------------------------------------------------
CONTAINERS                             159,100     +Owens-Illinois, Inc. .....      4,781,249      6,035,856        0.7
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS                   62,500     General Electric Company...      4,431,072      4,585,938        0.5
---------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                           50,000     Royal Caribbean Cruises
                                                     Ltd. ....................      2,196,512      2,665,625        0.3
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                      40,600     American Express Company...      2,425,666      3,623,550        0.4
                                        62,000     MGIC Investment Corp. .....      2,409,075      4,123,000        0.5
                                                                                 ------------   ------------     ------
                                                                                    4,834,741      7,746,550        0.9
---------------------------------------------------------------------------------------------------------------------
HARDWARE & TOOLS                        80,900     The Black & Decker
                                                     Corporation..............      2,792,532      3,160,156        0.4
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                  SHARES                                                           VALUE       PERCENT OF
         INDUSTRY                  HELD               US STOCKS & WARRANTS           COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
INSURANCE                               37,000     Hartford Life, Inc. (Class A)..$ 1,254,821    $ 1,676,563       0.2%
                                       180,000     Provident Companies,
                                                     Inc. ....................      6,034,106      6,952,500        0.8
                                       105,750     Travelers Group, Inc. .....      4,133,918      5,697,281        0.7
                                        44,800     Travelers Property Casualty
                                                     Corp. (Class A)..........      1,814,661      1,971,200        0.2
                                       112,600     UNUM Corporation...........      3,571,593      6,122,625        0.7
                                                                                 ------------   ------------     ------
                                                                                   16,809,099     22,420,169        2.6
---------------------------------------------------------------------------------------------------------------------
LEISURE                                128,500     Brunswick Corporation......      3,332,694      3,895,156        0.5
---------------------------------------------------------------------------------------------------------------------
MACHINERY                               68,000     Harnischfeger Industries,
                                                     Inc. ....................      2,880,446      2,401,250        0.3
                                       123,000     Ingersoll-Rand Co. ........      3,928,469      4,981,500        0.6
                                        45,000     SPX Corporation............      2,553,321      3,105,000        0.4
                                                                                 ------------   ------------     ------
                                                                                    9,362,236     10,487,750        1.3
---------------------------------------------------------------------------------------------------------------------
MEDICAL EQUIPMENT                       96,000     DENTSPLY International,
                                                     Inc. ....................      2,422,734      2,928,000        0.3
---------------------------------------------------------------------------------------------------------------------
MEDICAL SPECIALTIES                    216,000     +HEALTHSOUTH Corporation...      5,856,983      5,994,000        0.7
                                        32,400     Warner-Lambert Company.....      4,478,544      4,017,600        0.5
                                                                                 ------------   ------------     ------
                                                                                   10,335,527     10,011,600        1.2
---------------------------------------------------------------------------------------------------------------------
NATURAL GAS                             55,000     Enron Corp. ...............      2,057,325      2,285,938        0.3
---------------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT                        51,500     Danka Business Systems PLC
                                                     (ADR)*...................      2,539,015        820,781        0.1
---------------------------------------------------------------------------------------------------------------------
OIL SERVICES                            40,000     Schlumberger Ltd. .........      1,953,287      3,220,000        0.3
                                        68,000     +Smith International,
                                                     Inc. ....................      3,395,848      4,173,500        0.5
                                                                                 ------------   ------------     ------
                                                                                    5,349,135      7,393,500        0.8
---------------------------------------------------------------------------------------------------------------------
PETROLEUM                              115,000     Unocal Corp. ..............      4,037,135      4,463,438        0.5
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICAL--DIVERSIFIED             49,200     Bristol-Myers Squibb
                                                     Company..................      4,680,631      4,655,550        0.5
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICAL--PRESCRIPTION             64,000    Pfizer Inc. ...............      4,715,183      4,772,000        0.5
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                         72,800     Eli Lilly & Co. ...........      4,607,998      5,068,700        0.6
---------------------------------------------------------------------------------------------------------------------
RAILROADS                               39,000     Burlington Northern Santa
                                                     Fe Inc. .................      3,386,514      3,624,563        0.4
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT                 106,000     Glenborough Realty Trust
TRUSTS                                               Inc. ....................      2,650,000      3,140,250        0.4
                                       115,000     Prentiss Properties
                                                     Trust....................      2,348,760      3,212,813        0.4
                                        44,950     Starwood Lodging Trust.....      1,228,009      2,601,481        0.3
                                                                                 ------------   ------------     ------
                                                                                    6,226,769      8,954,544        1.1
---------------------------------------------------------------------------------------------------------------------
RESTAURANTS                             70,000     +Tricon Global Restaurants,
                                                     Inc......................      2,407,706      2,034,375        0.2
---------------------------------------------------------------------------------------------------------------------
RETAIL                                  55,000     +Safeway Inc. .............      3,093,871      3,478,750        0.4
                                        80,000     Sears, Roebuck & Co. ......      3,728,944      3,620,000        0.4
                                        90,000     Wal-Mart Stores, Inc. .....      3,715,638      3,549,375        0.4
                                                                                 ------------   ------------     ------
                                                                                   10,538,453     10,648,125        1.2
---------------------------------------------------------------------------------------------------------------------
RETAIL--DRUG STORES                     81,105     Rite Aid Corp. ............      2,783,712      4,759,850        0.5
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                         140,000     +National Semiconductor
                                                     Corporation..............      5,386,785      3,631,250        0.4
---------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES                     114,000     +OMI Corporation...........      1,424,919      1,047,375        0.1
---------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                       130,000     Carnival Corp. (Class A)...      4,268,818      7,198,750        0.8
---------------------------------------------------------------------------------------------------------------------
UTILITIES                               87,000     Texas Utilities Company....      3,477,633      3,615,937        0.4
---------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATIONS              206,000     Edison International.......      4,247,251      5,600,625        0.6
---------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS                          92,500     El Paso Natural Gas Co. ...      4,859,456      6,151,250        0.7
---------------------------------------------------------------------------------------------------------------------
                                                   TOTAL US STOCKS & WARRANTS     214,077,444    256,178,697       29.5
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                  SHARES                                                           VALUE       PERCENT OF
          COUNTRY                  HELD                 FOREIGN STOCKS++             COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
ARGENTINA                              114,400     Yacimientos Petroliferos
                                                     Fiscales S.A. (YPF)(ADR)*
                                                     (21).....................   $  2,731,185   $  3,911,050        0.5%
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA                              713,000     Broken Hill Proprietary
                                                     Co., Ltd. (19)...........      9,381,161      6,614,323        0.8
---------------------------------------------------------------------------------------------------------------------
BAHAMAS                                 61,500     +Sun International Hotels
                                                     Ltd.(33) ................      2,359,095      2,313,938        0.3
---------------------------------------------------------------------------------------------------------------------
BRAZIL                                  33,400     Telecomunicacoes
                                                     Brasileiras S.A.--
                                                     Telebras(ADR)* (27)......      3,338,365      3,889,012        0.4
                                        69,200     +Unibanco Holdings (ADR)*
                                                     (3)......................      2,335,979      2,227,375        0.3
                                                                                 ------------   ------------     ------
                                                                                    5,674,344      6,116,387        0.7
---------------------------------------------------------------------------------------------------------------------
CANADA                                 438,000     +Gulf Canada Resources
                                                     Limited (28).............      4,066,909      3,066,000        0.3
                                       225,200     +Imax Corporation(32)......      3,584,449      4,841,800        0.6
                                       108,800     Magna International Inc.
                                                     (Class A) (1)............      5,411,041      6,834,000        0.8
                                                                                 ------------   ------------     ------
                                                                                   13,062,399     14,741,800        1.7
---------------------------------------------------------------------------------------------------------------------
FINLAND                                290,000     +Amer Group Ltd. (10)......      5,251,766      5,563,102        0.6
                                       132,000     Finnlines OY (8)...........      2,486,828      5,233,961        0.6
                                       198,800     Orion-Yhtymae OY (22)......      5,494,455      5,112,782        0.6
                                       339,900     UPM-Kymmene OY (13)........      7,086,032      6,776,162        0.8
                                                                                 ------------   ------------     ------
                                                                                   20,319,081     22,686,007        2.6
---------------------------------------------------------------------------------------------------------------------
FRANCE                                  57,500     +SGS-Thomson
                                                     Microelectronics N.V. (NY
                                                     Registered Shares)
                                                     (20).....................      2,178,003      3,511,094        0.4
                                       153,100     Scor S.A. (16).............      5,700,758      7,320,515        0.9
                                        83,000     Thomson-CSF SA (11)........      2,608,063      2,615,900        0.3
                                                                                 ------------   ------------     ------
                                                                                   10,486,824     13,447,509        1.6
---------------------------------------------------------------------------------------------------------------------
GERMANY                                 70,000     Bayerische Vereinsbank AG
                                                     (3)......................      4,221,821      4,580,276        0.5
                                        13,500     Henkel KGaA (9)............        600,048        758,005        0.1
                                       121,500     Henkel KGaA (Preferred)
                                                     (9)......................      5,163,053      7,666,361        0.9
                                        16,300     Mannesmann AG (17).........      5,829,883      8,236,991        0.9
                                                                                 ------------   ------------     ------
                                                                                   15,814,805     21,241,633        2.4
---------------------------------------------------------------------------------------------------------------------
INDONESIA                              248,580     P.T. Indonesian Satellite
                                                     Corp. (ADR)* (27)........      6,430,682      4,800,701        0.6
---------------------------------------------------------------------------------------------------------------------
ITALY                                  750,000     Arnoldo Mondadori Editore
                                                     S.p.A. (23)..............      6,327,223      5,892,494        0.7
                                     1,161,800     Danieli & Company (17).....      4,276,177      4,176,491        0.5
                                       164,000     Gucci Group N.V. (NY
                                                     Registered Shares)(25)...     11,573,447      6,867,500        0.8
                                                                                 ------------   ------------     ------
                                                                                   22,176,847     16,936,485        2.0
---------------------------------------------------------------------------------------------------------------------
JAPAN                                  131,000     Amway Japan Ltd. (31)......      5,024,087      2,514,395        0.3
                                       296,000     Bridgestone Corporation
                                                     (26).....................      5,256,265      6,431,324        0.7
                                       803,000     Maeda Corp. (4)............      7,177,535      1,787,869        0.2
                                       235,000     Matsushita Electric
                                                     Industries, Ltd. (12)....      3,719,946      3,446,065        0.4
                                       440,000     Matsushita Electric Works,
                                                     Ltd. (12)................      5,008,321      3,817,274        0.4
                                       906,000     Okumura Corp. (4)..........      6,730,420      2,156,315        0.3
                                        38,000     Rohm Company, Ltd. (12)....      2,467,912      3,880,230        0.4
                                        77,000     Sony Corporation (12)......      5,677,742      6,857,582        0.8
                                       354,000     Tokio Marine and Fire
                                                   Insurance Co., Ltd. (16)...      3,841,719      4,022,418        0.5
                                                                                 ------------   ------------     ------
                                                                                   44,903,947     34,913,472        4.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                  SHARES                                                           VALUE       PERCENT OF
          COUNTRY                  HELD                 FOREIGN STOCKS++             COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
MEXICO                                 246,700     Grupo Carso, S.A. de C.V.
                                                     (ADR)* (18)..............   $  3,187,234   $  3,268,775        0.4%
                                       175,000     +Grupo Financiera Bancomer
                                                     (ADR)* (5)...............      2,497,912      2,187,500        0.2
                                        95,500     Panamerican Beverages, Inc.
                                                     (Class A) (6)............      2,434,347      3,115,687        0.3
                                        45,000     Telefonos de Mexico, S.A.
                                                     de C.V. (Telmex) (ADR)*
                                                     (27).....................      1,809,504      2,522,812        0.3
                                                                                 ------------   ------------     ------
                                                                                    9,928,997     11,094,774        1.2
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS                                466     ABN-AMRO Holdings N.V.
                                                     (Convertible Preferred)
                                                     (3)......................         15,383         35,164        0.0
                                        72,000     Royal Dutch Petroleum Co.
                                                     (ADR)* (28)..............      3,932,690      3,901,500        0.4
                                                                                 ------------   ------------     ------
                                                                                    3,948,073      3,936,664        0.4
---------------------------------------------------------------------------------------------------------------------
NORWAY                                 641,000     Color Line ASA (8).........      2,499,223      2,482,470        0.3
---------------------------------------------------------------------------------------------------------------------
PHILIPPINES                          1,517,960     San Miguel Corp. (Class B)
                                                     (6)......................      3,266,021      1,878,475        0.2
---------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA                           287,000     De Beers Consolidated Mines
                                                     Ltd.(ADR)* (7)...........      9,811,387      5,865,563        0.7
                                       593,700     Sasol Ltd. (10)............      7,000,856      6,225,062        0.7
                                                                                 ------------   ------------     ------
                                                                                   16,812,243     12,090,625        1.4
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                            141,500     +Hyundai Engineering &
                                                     Construction Co.,
                                                     Ltd.(GDR)** (b) (29).....      1,815,963        123,812        0.0
                                         2,763     +Hyundai Engineering &
                                                     Construction Co., Ltd.
                                                     (New Shares) (GDR)** (b)
                                                     (29).....................         35,459          2,418        0.0
                                                                                 ------------   ------------     ------
                                                                                    1,851,422        126,230        0.0
---------------------------------------------------------------------------------------------------------------------
SPAIN                                  168,800     Repsol S.A. (ADR)* (21)....      5,764,803      7,184,550        0.8
---------------------------------------------------------------------------------------------------------------------
SWEDEN                                 322,200     Bure Investment AB (30)....      2,845,754      4,240,809        0.5
                                       214,600     +Castellum AB (24).........      1,439,624      2,135,323        0.2
                                       536,900     +Nordhanken Holding AB
                                                     (3)......................      2,912,368      3,036,313        0.4
                                       293,000     Perstorp AB (Class B) (9)...     5,488,280      5,240,380        0.6
                                       278,000     Sparbanken Sverige AB
                                                     (Class A) (3)............      3,575,154      6,320,171        0.7
                                       130,000     Spectra-Physics AB (14)....      3,966,604      2,464,261        0.3
                                                                                 ------------   ------------     ------
                                                                                   20,227,784     23,437,257        2.7
---------------------------------------------------------------------------------------------------------------------
SWITZERLAND                              4,500     Novartis AG (22)...........      4,790,131      7,307,297        0.8
                                           793     Roche Holdings AG (22).....      6,661,394      7,881,100        0.9
                                                                                 ------------   ------------     ------
                                                                                   11,451,525     15,188,397        1.7
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                         750,100     Diageo PLC (6).............      5,394,255      6,893,260        0.8
                                       484,000     Dixons Group PLC (25)......      5,096,628      4,857,267        0.6
                                       465,300     Imperial Chemical
                                                     Industries PLC (28)......      6,166,241      7,268,067        0.8
                                     2,513,900     LucasVarity PLC (1)........      8,649,324      8,877,524        1.0
                                       629,000     Rio Tinto PLC (19).........      9,470,454      7,738,162        0.9
                                                                                 ------------   ------------     ------
                                                                                   34,776,902     35,634,280        4.1
---------------------------------------------------------------------------------------------------------------------
                                                   TOTAL FOREIGN STOCKS           263,867,363    260,777,027       30.0
---------------------------------------------------------------------------------------------------------------------
                                   FACE
                                  AMOUNT                 FOREIGN BONDS++
  ---------------------------------------------------------------------------------------------------------------------
CANADA                        C$     7,350,000     Canadian Government Bonds,
                                                     7% due 12/01/2006 (15)...      5,583,958      5,629,470        0.7
---------------------------------------------------------------------------------------------------------------------
DENMARK                      Dkr    72,500,000     Government of Denmark, 7%
                                                     due 11/15/2007
                                                     (15).....................     11,582,614     11,628,616        1.3
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                   FACE                                                            VALUE       PERCENT OF
          COUNTRY                 AMOUNT                 FOREIGN BONDS++             COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
FRANCE                        Fim   73,700,000     Government of France, 5.50%
                                                     due 10/25/2007 (15)......   $ 12,134,726   $ 12,391,494        1.4%
---------------------------------------------------------------------------------------------------------------------
GERMANY
                                                   Bundesrepublik Deutschland
                                                     (15):
                              DM     7,900,000     6.50% due 10/14/2005.......      5,092,717      4,734,818        0.6
                                    33,000,000     6% due 7/04/2007...........     19,300,518     19,235,324        2.2
                                     7,500,000     6% due 6/20/2016...........      4,172,640      4,322,882        0.5
                                     7,550,000     Treuhandanstalt, 6.875% due
                                                     6/11/2003 (15)...........      5,020,900      4,577,513        0.5
                                                                                 ------------   ------------     ------
                                                                                   33,586,775     32,870,537        3.8
---------------------------------------------------------------------------------------------------------------------
ITALY                       Lit 30,000,000,000     Buoni Poliennali del Tesoro
                                                     (Italian Government
                                                     Bonds), 8.50% due
                                                     8/01/2004 (15)...........     19,525,658     19,746,213        2.3
---------------------------------------------------------------------------------------------------------------------
SPAIN                        Pta 1,670,000,000     Spanish Government Bonds,
                                                     7.90% due 2/28/2002
                                                     (15).....................     13,081,909     12,114,914        1.4
---------------------------------------------------------------------------------------------------------------------
SWEDEN                       Skr    98,200,000     Government of Sweden, 8%
                                                     due 8/15/2007 (15).......     14,051,805     14,157,770        1.6
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM               L      11,000,000     United Kingdom Treasury
                                                     Gilt, 7.25% due
                                                     12/07/2007 (15)..........     18,207,288     19,326,579        2.2
---------------------------------------------------------------------------------------------------------------------
                                                   TOTAL FOREIGN BONDS            127,754,733    127,865,593       14.7
---------------------------------------------------------------------------------------------------------------------
                                                    US GOVERNMENT OBLIGATIONS
  ---------------------------------------------------------------------------------------------------------------------
                              US$   56,600,000     US Treasury Bonds,
                                                   6.625% due 2/15/2027.......     57,947,438     61,446,092        7.1
---------------------------------------------------------------------------------------------------------------------
                                                   US Treasury Notes:
                                    40,000,000     6% due 8/15/1999...........     40,109,375     40,193,600        4.6
                                    10,000,000     6.50% due 5/31/2002........     10,073,125     10,292,200        1.2
                                     6,250,000     6.25% due 2/15/2007........      6,164,062      6,449,187        0.7
                                     8,450,000     6.625% due 5/15/2007.......      8,555,977      8,943,818        1.0
                                                                                 ------------   ------------     ------
                                                                                   64,902,539     65,878,805        7.5
---------------------------------------------------------------------------------------------------------------------
                                                   TOTAL US GOVERNMENT
                                                   OBLIGATIONS                    122,849,977    127,324,897       14.6
---------------------------------------------------------------------------------------------------------------------

                                                      SHORT-TERM SECURITIES
  ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***           US$   36,697,000     General Motors Acceptance
                                                     Corp., 6.75% due
                                                     1/02/1998................     36,690,119     36,690,119        4.2
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                   FACE                                                            VALUE       PERCENT OF
                                  AMOUNT              SHORT-TERM SECURITIES          COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY          US$   57,000,000     Federal Home Loan Mortgage
OBLIGATIONS***                                       Corp., 5.75% due
                                                     1/06/1998................   $ 56,954,479   $ 56,954,479        6.6%
---------------------------------------------------------------------------------------------------------------------
                                                   TOTAL SHORT-TERM SECURITIES     93,644,598     93,644,598       10.8
---------------------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS.................................   $822,194,115    865,790,812       99.6
                                                                                 ============
                            UNREALIZED DEPRECIATION ON FORWARD FOREIGN
                            EXCHANGE CONTRACTS+++.............................                      (147,743)      (0.0)
                            OTHER ASSETS LESS LIABILITIES.....................                     4,003,745        0.4
                                                                                                ------------     ------
                            NET ASSETS........................................                  $869,646,814      100.0%
                                                                                                ============     ======
---------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Global Depositary Receipts (GDR).

*** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

+ Non-income producing security.

++ Corresponding industry groups for foreign stocks and bonds:

 (1) Auto--Parts                 (12) Electronics                         (22) Pharmaceutical
 (2) Office Equipment            (13) Paper & Forest Products             (23) Printing & Publishing
 (3) Banking                     (14) Industrial Components               (24) Real Estate
 (4) Building & Construction     (15) Government (Bonds)                  (25) Retail Trade
 (5) Financial Services          (16) Insurance                           (26) Tire & Rubber
 (6) Beverages                   (17) Machinery & Equipment               (27) Telecommunications
 (7) Mining                      (18) Multi-Industry                      (28) Oil--Integrated
 (8) Transportation              (19) Metals                              (29) Engineering & Construction
 (9) Chemicals                   (20) Semiconductor Capital Equipment     (30) Investment Management
(10) Diversified                 (21) Petroleum                           (31) Retailers
(11) Electrical Equipment                                                 (32) Leisure & Entertainment
                                                                          (33) Hotels & Casinos

+++ Forward foreign exchange contracts sold as of December 31, 1997 were as follows:

------------------------------------------------------
                                          UNREALIZED
                                         APPRECIATION
      FOREIGN            EXPIRATION     (DEPRECIATION)
   CURRENCY SOLD            DATE          (NOTE 1b)
------------------------------------------------------
A$         9,840,000    January 1998      $   85,264
C$        30,000,000    March 1998           128,228
L         20,250,000    January 1998        (529,902)
Y      4,500,000,000    January 1998         168,667
------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON
FORWARD FOREIGN EXCHANGE
CONTRACTS--NET (US$
COMMITMENT--$95,114,964)                  $ (147,743)
                                        ===============
------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$822,194,115) (Note 1a)............................                $ 865,790,812
Cash.......................................................................................                          282
Foreign cash (Note 1c).....................................................................                      252,458
Receivables:
  Interest.................................................................................  $ 5,760,306
  Dividends................................................................................      845,615
  Capital shares sold......................................................................       13,839       6,619,760
                                                                                              ----------
Prepaid expenses and other assets..........................................................                       52,050
                                                                                                            ------------
Total assets...............................................................................                  872,715,362
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on forward foreign exchange contracts (Note 1b)....................                      147,743
Payables:
  Forward foreign exchange contracts (Note 1b).............................................    1,500,097
  Investment adviser (Note 2)..............................................................      509,408
  Securities purchased.....................................................................      442,208
  Capital shares redeemed..................................................................      255,295       2,707,008
                                                                                              ----------
Accrued expenses and other liabilities.....................................................                      213,797
                                                                                                            ------------
Total liabilities..........................................................................                    3,068,548
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................................................                $ 869,646,814
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 200,000,000 shares authorized+............                $   5,912,071
Paid-in capital in excess of par...........................................................                  691,213,759
Undistributed investment income--net.......................................................                   29,735,941
Undistributed realized capital gains on investments and foreign currency
  transactions--net........................................................................                   99,432,497
Unrealized appreciation on investments and foreign currency transactions--net..............                   43,352,546
                                                                                                            ------------
NET ASSETS.................................................................................                $ 869,646,814
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $869,646,814 and 59,120,710 shares outstanding.............                $       14.71
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------

+ The Fund is authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned (net of $26,730 foreign withholding tax)...................                   $  13,970,349
Dividends (net of $1,196,379 foreign withholding tax)...................................                      13,585,037
Other income............................................................................                          28,445
                                                                                                            ------------
Total income............................................................................                      27,583,831
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2).......................................................   $  5,860,619
Custodian fees..........................................................................        330,613
Accounting services (Note 2)............................................................        188,773
Professional fees.......................................................................        136,823
Directors' fees and expenses............................................................         17,241
Pricing services........................................................................         13,520
Transfer agent fees (Note 2)............................................................          5,475
Other...................................................................................         45,624
                                                                                            -----------
Total expenses..........................................................................                       6,598,688
                                                                                                            ------------
Investment income--net..................................................................                      20,985,143
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN CURRENCY TRANSACTIONS--NET
(NOTES 1b, 1c, 1e & 3):
Realized gain from:
  Investments--net......................................................................     99,629,063
  Foreign currency transactions--net....................................................      7,097,141      106,726,204
                                                                                            -----------
Change in unrealized appreciation/depreciation on:
  Investments--net......................................................................    (30,261,812)
  Foreign currency transactions--net....................................................      2,531,352      (27,730,460)
                                                                                            -----------     ------------
Net realized and unrealized gain on investments and foreign currency transactions.......                      78,995,744
                                                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................                   $  99,980,887
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                    FOR THE
                                                                                                  YEAR ENDED
                                                                                                 DECEMBER 31,
                                                                                         -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                           1997             1996
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.................................................................  $ 20,985,143     $ 15,340,737
Realized gain on investments and foreign currency transactions--net....................   106,726,204       60,957,413
Change in unrealized appreciation/depreciation on investments and foreign currency
  transactions--net....................................................................   (27,730,460)      24,598,652
                                                                                         ------------     ------------
Net increase in net assets resulting from operations...................................    99,980,887      100,896,802
                                                                                         ------------     ------------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1f):
Investment income--net:
  Class A..............................................................................   (18,926,819)     (12,699,527)
Realized gain on investments--net:
  Class A..............................................................................   (26,410,838)              --
                                                                                         ------------     ------------
Net decrease in net assets resulting from dividends and distributions to
  shareholders.........................................................................   (45,337,657)     (12,699,527)
                                                                                         ------------     ------------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share transactions..........   (55,199,234)     241,763,930
                                                                                         ------------     ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets................................................      (556,004)     329,961,205
Beginning of year......................................................................   870,202,818      540,241,613
                                                                                         ------------     ------------
End of year*...........................................................................  $869,646,814     $870,202,818
                                                                                         ============     ============
---------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net (Note 1g).......................................  $ 29,735,941     $ 20,579,673
                                                                                         ============     ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       CLASS A
                                                               --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                  FOR THE YEAR ENDED DECEMBER 31,
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.         --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          1997        1996        1995        1994        1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................   $  13.87    $  12.55    $  11.73    $  12.17    $  10.22
                                                               --------    --------    --------    --------    --------
Investment income--net......................................        .35         .28         .39         .30         .16
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................       1.21        1.33         .82        (.48)       1.96
                                                               --------    --------    --------    --------    --------
Total from investment operations............................       1.56        1.61        1.21        (.18)       2.12
                                                               --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net....................................       (.30)       (.29)       (.39)       (.21)       (.17)
  Realized gain on investments--net.........................       (.42)         --          --+       (.04)         --
  In excess of realized gain on investments--net............         --          --          --        (.01)         --
                                                               --------    --------    --------    --------    --------
Total dividends and distributions...........................       (.72)       (.29)       (.39)       (.26)       (.17)
                                                               --------    --------    --------    --------    --------
Net asset value, end of year................................   $  14.71    $  13.87    $  12.55    $  11.73    $  12.17
                                                               ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................     11.94%      13.17%      10.60%      (1.46%)     21.03%
                                                               ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .73%        .71%        .72%        .77%        .88%
                                                               ========    ========    ========    ========    ========
Investment income--net......................................      2.33%       2.68%       3.33%       2.85%       2.41%
                                                               ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................   $869,647    $870,203    $540,242    $515,407    $269,627
                                                               ========    ========    ========    ========    ========
Portfolio turnover..........................................    108.66%     173.44%      27.23%      21.03%      17.07%
                                                               ========    ========    ========    ========    ========
Average commission rate paid++..............................   $  .0149    $  .0143          --          --          --
                                                               ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

+ Amount is less than $.01 per share.

++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
NOTES TO FINANCIALS STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Effective September 17, 1997, each fund's existing class of shares was designated as Class A and each fund began offering Class B Shares. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Strategy Focus Fund (the "Fund") is classified as "non-diversified", as defined in the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the

--------------------------------------------------------------------------------

value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $7,097,944 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., earned $83,224 in commissions on the execution of portfolio security transactions.

  For the year ended December 31, 1997, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $239 for providing security price quotations to compute the Fund's net asset value.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $885,155,828 and $1,023,036,391, respectively.

  Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

---------------------------------------------------------

                                  REALIZED       UNREALIZED
                                    GAINS          GAINS
                                  (LOSSES)        (LOSSES)
 ---------------------------------------------------------
Long-term investments.........  $  99,628,693   $ 43,596,697
Short-term investments........            370             --
Foreign currency
  transactions................    (11,782,112)       (96,408)
Forward foreign exchange
  contracts...................     18,879,253       (147,743)
                                 ------------    -----------
Total.........................  $ 106,726,204   $ 43,352,546
                                 ============    ===========
---------------------------------------------------------

  At December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $42,373,042, of which $89,173,124 related to appreciated securities and $46,800,082 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $823,417,770.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $(55,199,234) and $241,763,930 for the years ended December 31, 1997 and December 31, 1996, respectively.

  Transactions in capital shares were as follows:

---------------------------------------------------------
       CLASS A SHARES FOR THE YEAR ENDED                           DOLLAR
               DECEMBER 31, 1997                   SHARES          AMOUNT
---------------------------------------------------------
Shares sold....................................   1,193,286     $  17,737,325
Shares issued to shareholders in reinvestment
 of dividends and distributions................   3,479,483        45,337,657
                                                 ----------      ------------
Total issued...................................   4,672,769        63,074,982
Shares redeemed................................  (8,275,362)     (118,274,216)
                                                 ----------      ------------
Net decrease...................................  (3,602,593)    $ (55,199,234)
                                                 ==========      ============
---------------------------------------------------------

---------------------------------------------------------
       CLASS A SHARES FOR THE YEAR ENDED                            DOLLAR
               DECEMBER 31, 1996                   SHARES           AMOUNT
---------------------------------------------------------
Shares sold....................................    1,190,964     $ 14,964,723
Shares issued to shareholders in reinvestment
 of dividends..................................    1,034,164       12,699,527
Shares issued resulting from reorganization....   23,634,508      294,328,812
                                                 -----------     ------------
Total issued...................................   25,859,636      321,993,062
Shares redeemed................................   (6,200,613)     (80,229,132)
                                                 -----------     ------------
Net increase...................................   19,659,023     $241,763,930
                                                 ===========     ============
---------------------------------------------------------

5. LOANED SECURITIES:

At December 31, 1997, the Fund held US Treasury notes having an aggregate value of approximately $2,786,000 as collateral for portfolio securities loaned having a market value of approximately $2,601,000.

6. SUBSEQUENT EVENT:

On January 2, 1998, the Company's Board of Directors declared an ordinary income dividend in the amount of $1.189210 per Class A Share and a long-term capital gains distribution in the amount of $1.191055 per Class A Share payable on January 9, 1998 to shareholders of record as of December 31, 1997.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
GLOBAL STRATEGY FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Strategy Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Strategy Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 12, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
DECEMBER 31, 1997--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1997, Global Utility Focus Fund's Class A Shares had a total investment return of +25.90%, based on a change in per share net asset value from $12.19 to $14.84, and assuming reinvestment of $0.436 per share income dividends. For the six months ended December 31, 1997, the Fund's Class A Shares had a total investment return of +13.73%, based on a change in per share net asset value from $13.28 to $14.84, and assuming reinvestment of $0.242 per share income dividends. (Additional performance information can be found on page 91 of this report to shareholders.)

THE ENVIRONMENT

  Volatility highlighted stock and bond markets worldwide during the six months ended December 31, 1997. The initial focus of investor concerns was the widening financial crisis in Asia. In the wake of a series of currency devaluations, many emerging economies are facing the challenges of higher interest rates, slowing economic growth and declining corporate earnings. Although the announcement of International Monetary Fund (IMF) loan packages to Thailand, Indonesia and Korea initially reassured investors, the stringent terms of the loans and their potential negative impact on these already beleaguered economies are now being called into question. In Japan, the failure of several major financial institutions has undermined the prospects for economic recovery.

  As developments in Asia continue to unfold, US equity investors are trying to gauge the impact of poorer Asian economic prospects on multinational corporations. Although there have been periods of rising share prices, investor confidence has not been definitively restored. The US bond market benefited from a "flight to quality" as investors anticipated slower economic growth, but the release of stronger-than-expected economic statistics also prompted periods of declining bond prices.

  As 1998 begins, investors are likely to continue to focus on the prospects for the US economy within the context of international developments. Although the Federal Reserve Board did not tighten monetary policy at its November 12, 1997 meeting, it remains to be seen whether US economic growth remains moderate enough and inflationary pressures sufficiently contained to preclude an increase in short-term interest rates in early 1998. The ongoing developments in Asia will undoubtedly also influence the central bank's monetary policy decisions in the new year.

FISCAL YEAR IN REVIEW

  The primary investment objective of Global Utility Focus Fund is to seek both capital appreciation and current income through investment of at least 65% of its assets in the utility sector. During the fiscal year ended December 31, 1997, we continued to seek out new opportunities in both existing companies and newly privatized entities within the utility sector. Reductions and eliminations were made when, in our view, the risk/reward ratios became unfavorable, while new positions and additions were made as opportunities arose. For example, the perceived increased likelihood of restructuring in the German electric utility sector resulted in our adding two securities to the electric sector of the Fund--RWE AG and Viag AG. We maintained the Fund's overweighted position in the US utility sector. While in the first half of 1997 this stance was not a significant positive to overall performance, valuation levels and the fundamental outlook for the utility sector became attractive as the concerns regarding competition and deregulation that had surrounded the sector in 1996 and into 1997 had become overdone. Therefore, investors returned to the group in the second half of 1997. As a result, the utility sector outperformed the broad market, as measured by the unmanaged Standard & Poor's 500 Index in the fourth quarter.

  For the fiscal year ended December 31, 1997, Global Utility Focus Fund's Class A Shares had a total return of +25.90%. The unmanaged Financial Times/Standard & Poor's--Actuaries World Utility Index had a total return of +26.03%. The modest difference in return between the Fund and the Index can be attributed to the higher weighting of domestic telephone stocks in the Index. Overall, the Fund benefited throughout the year from its significant weighting in European utilities, its underweighted position in the Asia/Pacific region and its strong presence in US-based utility stocks.

PORTFOLIO MATTERS

  For the six-month period ended December 31, 1997, the total return for the Fund's Class A Shares was +13.73% as compared to +13.09% for the unmanaged Financial Times/Standard & Poor's--Actuaries World Utility Index.

  The Fund's performance was significantly enhanced by its overweighting in US-based utility stocks. There were several factors that contributed to the strong performance of the

--------------------------------------------------------------------------------

domestic utility sector. First, there were declining long-term interest rates. These enhanced the attractiveness of the yields in the domestic utility sector and in particular, the electric component. Second, the overall stock market, which had reached new highs earlier in the year, became more volatile as a result of the Asian currency crisis. This resulted in investors seeking less volatile and more defensive investments that had not participated in the broad market rally. Third, the fundamental outlook for both the electric and telecommunications sectors improved during the second half of 1997. More specifically, domestic electric utility companies began the process of selling some generating assets as regulatory changes permitted. These assets were sold at above book value prices that were higher than most investors and industry experts predicted. Thus, a valuation argument was made for the electric utility group. On the other hand, the telecommunications sector continued to deliver growth in terms of volume, new access lines and enhanced services. Moreover, the regional bell holding companies remained out of the long-distance business because of legal constraints, and AT&T Corporation remained out of the local telephone business because of the high cost of entry. Therefore, the regulatory status quo was maintained in the telephone business through much of 1997, but massive consolidations were announced which created continued investor enthusiasm. The net result was that we maintained our holdings in the local telephone business and purchased shares of AT&T Corporation, the largest US-based long distance company, and WorldCom, Inc., the fourth largest US-based long distance carrier.

  Turning to the international side of the Fund's portfolio, which was underweighted relative to the domestic utility sector, we reduced our exposure to some of the emerging markets such as Thailand, Chile and Malaysia. The currency crisis which erupted in Asia during the six-month period ended December 31, 1997 had spillover effects in South America. While we eliminated our holdings in Thailand and Malaysia, which gave us an even further underweighted position in the Asia/Pacific region, we chose to reduce our holdings in Chile and keep our holdings in Brazil, Argentina, Peru and Mexico. From our perspective, the Chilean market had a greater exposure to the Asian crisis because of its huge exports of copper to Asia. The remaining markets within the Latin American region did not have the same level of risk as Chile. In Europe, where the Fund has a significant presence, we modestly reduced our holdings in Italy and Spain as a result of overweighted positions.

IN CONCLUSION

  We appreciate your investment in Global Utility Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies again with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Walter D. Rogers
Walter D. Rogers
Senior Vice President and Portfolio Manager

February 10, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                   FINANCIAL        FINANCIAL
                                                TIMES/STANDARD   TIMES/STANDARD
                               GLOBAL UTILITY      & POOR'S-        & POOR'S-
     MEASUREMENT PERIOD         FOCUS FUND' -   ACTUARIES WORLD  ACTUARIES WORLD
    (FISCAL YEAR COVERED)      CLASS A SHARES*      INDEX "      UTILITY INDEX"'
7/01/93**                          10000            10000            10000
DEC-93                             10685            10613            10464
DEC-94                              9776            11232             9772
DEC-95                             12154            13434            11928
DEC-96                             13729            15209            12931
DEC-97                             17285            17550            16297
   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  ** Commencement of operations.
   + Global Utility Focus Fund invests at least 65% of total assets in equity and debt securities of domestic and foreign firms involved in electricity, telecommunications, gas or water.
  ++ This unmanaged market capitalization-weighted Index is comprised of nearly 2,200 equities from 24 countries in 12 regions, including the United States. Performance data is as of June 30, 1993.
 +++ This unmanaged market capitalization-weighted Index is comprised of utility stocks from any of the 24 countries that make up the Financial Times/Standard & Poor's--Actuaries World Index.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/97                                                      +25.90%
--------------------------------------------------------------------------------
Inception (7/01/93) through 12/31/97                                      +12.93
--------------------------------------------------------------------------------

Global Utility Focus Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Financial Times/Standard & Poor's-Actuaries World Index and the Financial Times/Standard & Poor's-Actuaries World Utility Index. Beginning and ending values are:

                                     7/01/93**        12/97
                                     ---------        -----

Global Utility
Focus Fund+--Class A Shares*          $10,000         $17,285
Financial Times/Standard & Poor's-
Actuaries World Index++               $10,000         $17,550
Financial Times/Standard & Poor's-
Actuaries World Utility Index+++      $10,000         $16,297

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                       VALUE       PERCENT OF
    COUNTRY          INDUSTRY         HELD         COMMON STOCKS & WARRANTS         COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
ARGENTINA       TELECOMMUNICATIONS     51,200   Telecom Argentina STET S.A.
                                                  (ADR)*.......................  $ 1,160,819   $  1,830,400        1.3%
                                       44,800   Telefonica de Argentina S.A.
                                                  (ADR)*.......................    1,173,168      1,668,800        1.2
                                                                                 -----------   ------------      -----
                                                                                   2,333,987      3,499,200        2.5
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC      7,900  Central Costanera S.A.
                                                  (ADR)*(b)....................      261,847        205,437        0.2
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN
                                                ARGENTINA                          2,595,834      3,704,637        2.7
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA       TELECOMMUNICATIONS    205,000   Telstra Corporation Limited....      399,749        432,394        0.3
                ------------------------------------------------------------------------------------------------------
                UTILITIES--GAS        434,496   Australian Gas & Light Co.,
                                                  Ltd. ........................    1,238,060      3,026,569        2.2
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN
                                                AUSTRALIA                          1,637,809      3,458,963        2.5
---------------------------------------------------------------------------------------------------------------------
AUSTRIA         UTILITIES--GAS         13,560   Energie-Versorgung
                                                  Niederoesterreich AG (EVN)...    1,388,213      1,782,374        1.3
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN AUSTRIA     1,388,213      1,782,374        1.3
---------------------------------------------------------------------------------------------------------------------
BRAZIL          TELECOMMUNICATIONS     26,000   Telecomunicacoes Brasileiras
                                                  S.A.--Telebras (ADR)*........    1,330,477      3,027,375        2.2
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC    100,000  +Companhia Paranaense de
                & GAS                             Energia (Copel) (ADR)*.......    1,800,000      1,368,750        1.0
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN BRAZIL      3,130,477      4,396,125        3.2
---------------------------------------------------------------------------------------------------------------------
CANADA          TELECOMMUNICATIONS     56,000   BC Telecom, Inc. ..............    1,052,989      1,741,318        1.3
                ------------------------------------------------------------------------------------------------------
                UTILITIES--GAS         70,100   TransCanada Pipelines Co., Ltd.
                                                  (ADR)*.......................    1,045,275      1,568,488        1.1
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN CANADA      2,098,264      3,309,806        2.4
---------------------------------------------------------------------------------------------------------------------
CHILE           TELECOMMUNICATIONS     41,700   Compania de TeleCommunicaciones
                                                  de Chile S.A. (Sponsored)
                                                  (ADR)*.......................      922,765      1,245,788        0.9
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC     26,598  Chilgener S.A. (ADR)*..........      622,719        651,651        0.5
                                       35,150   Distribuidora Chilectra
                                                  Metropolitana S.A.
                                                  (ADR)*(b)....................      517,443        897,815        0.6
                                       48,300   Enersis S.A. (ADR)*............    1,026,061      1,400,700        1.0
                                                                                 -----------   ------------      -----
                                                                                   2,166,223      2,950,166        2.1
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN CHILE       3,088,988      4,195,954        3.0
---------------------------------------------------------------------------------------------------------------------
DENMARK         TELECOMMUNICATIONS     77,000   Tele Danmark A/S (ADR)*........    1,826,433      2,372,563        1.7
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN DENMARK     1,826,433      2,372,563        1.7
---------------------------------------------------------------------------------------------------------------------
FRANCE          UTILITIES--WATER       16,984   +Generale des Eaux S.A. .......    1,939,819      2,370,254        1.7
                                       16,731   Generale des Eaux S.A.
                                                  (Warrants)(a)................            0         11,369        0.0
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS & WARRANTS
                                                IN FRANCE                          1,939,819      2,381,623        1.7
---------------------------------------------------------------------------------------------------------------------
GERMANY         TELECOMMUNICATIONS      8,100   Deutsche Telekom AG............      154,054        152,427        0.1
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC     15,000  RWE AG.........................      674,750        804,703        0.6
                                       20,000   Veba AG........................      652,699      1,362,019        1.0
                                        1,500   Viag AG........................      661,615        808,039        0.6
                                                                                 -----------   ------------      -----
                                                                                   1,989,064      2,974,761        2.2
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN GERMANY     2,143,118      3,127,188        2.3
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                       VALUE       PERCENT OF
    COUNTRY          INDUSTRY         HELD         COMMON STOCKS & WARRANTS         COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
INDONESIA       TELECOMMUNICATIONS      1,110   P.T. Indonesian Satellite Corp.
                                                  (Indosat)(ADR)*..............  $    35,575   $     21,437        0.0%
                                        8,000   P.T. Telekomunikasi Indonesia
                                                  (PERSERO) (ADR)*.............      144,000         88,500        0.1
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN
                                                INDONESIA                            179,575        109,937        0.1
---------------------------------------------------------------------------------------------------------------------
ITALY           TELECOMMUNICATIONS    651,600   Telecom Italia Mobile S.p.A....      620,263      3,007,186        2.2
                                      405,333   Telecom Italia S.p.A...........      950,865      2,588,889        1.9
                                      761,900   Telecom Italia S.p.A.
                                                  (Registered
                                                  Non-Convertible).............    1,629,934      3,359,044        2.4
                                                                                 -----------   ------------      -----
                                                                                   3,201,062      8,955,119        6.5
                ------------------------------------------------------------------------------------------------------
                UTILITIES--GAS        513,400   Italgas Torino S.p.A. .........    1,581,576      2,118,370        1.5
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN ITALY       4,782,638     11,073,489        8.0
---------------------------------------------------------------------------------------------------------------------
JAPAN           TELECOMMUNICATIONS        110   Nippon Telegraph & Telephone
                                                  Corp. .......................      938,962        945,874        0.7
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN JAPAN         938,962        945,874        0.7
---------------------------------------------------------------------------------------------------------------------
MEXICO          TELECOMMUNICATIONS     29,000   Telefonos de Mexico, S.A. de
                                                  C.V. (Telemex)(ADR)*.........    1,706,306      1,625,813        1.2
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN MEXICO      1,706,306      1,625,813        1.2
---------------------------------------------------------------------------------------------------------------------
NEW ZEALAND     TELECOMMUNICATIONS     20,100   Telecom Corporation of New
                                                  Zealand Ltd. (ADR)*..........      477,195        778,875        0.6
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN NEW
                                                ZEALAND                              477,195        778,875        0.6
---------------------------------------------------------------------------------------------------------------------
PERU            TELECOMMUNICATIONS     73,000   Telefonica del Peru, S.A.
                                                  (ADR)*.......................    1,496,500      1,701,813        1.2
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN PERU        1,496,500      1,701,813        1.2
---------------------------------------------------------------------------------------------------------------------
PHILIPPINES     TELECOMMUNICATIONS     43,600   Philippine Long Distance
                                                  Telephone Co. (ADR)*.........    1,270,791        981,000        0.7
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC     96,330  Manila Electric Co. (MERALCO)
                                                  'B'..........................      518,117        322,706        0.2
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN THE
                                                PHILIPPINES                        1,788,908      1,303,706        0.9
---------------------------------------------------------------------------------------------------------------------
PORTUGAL        TELECOMMUNICATIONS     65,720   Portugal Telecom, S.A. (ADR)*..    1,417,539      3,088,840        2.2
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC      2,940  +EDP-Electricidade de Portugal,
                                                  S.A. (ADR)*..................       75,970        113,925        0.1
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN PORTUGAL    1,493,509      3,202,765        2.3
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA     UTILITIES--ELECTRIC     63,700  Korea Electric Power Corp.
                                                  (ADR)*.......................    1,250,735        640,981        0.5
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN SOUTH
                                                KOREA                              1,250,735        640,981        0.5
---------------------------------------------------------------------------------------------------------------------
SPAIN           TELECOMMUNICATIONS     42,700   Telefonica de Espana, S.A.
                                                  (ADR)*.......................    1,681,058      3,888,369        2.8
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC    145,600  Empresa Nacional de
                                                  Electricidad, S.A. (Endesa)
                                                  (ADR)*.......................    1,634,684      2,648,100        1.9
                                        7,500   HidroElectrica del Cantabrico,
                                                  S.A. ........................      251,742        328,288        0.2
                                      131,000   Iberdrola I, S.A. .............      879,896      1,721,086        1.3
                                                                                 -----------   ------------      -----
                                                                                   2,766,322      4,697,474        3.4
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN SPAIN       4,447,380      8,585,843        6.2
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                       VALUE       PERCENT OF
    COUNTRY          INDUSTRY         HELD         COMMON STOCKS & WARRANTS         COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM  TELECOMMUNICATIONS     57,000   British Telecommunications
                                                  PLC..........................  $   406,712   $    447,984        0.3%
                                       10,000   British Telecommunications PLC
                                                  (ADR)*.......................      741,450        803,125        0.6
                                       30,000   Vodafone Group PLC (ADR)*......      859,933      2,175,000        1.6
                                                                                 -----------   ------------      -----
                                                                                   2,008,095      3,426,109        2.5
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC    167,500  National Power PLC.............    1,238,839      1,650,713        1.2
                                       95,139   PowerGen PLC...................      705,721      1,237,625        0.9
                                                                                 -----------   ------------      -----
                                                                                   1,944,560      2,888,338        2.1
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN THE
                                                UNITED KINGDOM                     3,952,655      6,314,447        4.6
---------------------------------------------------------------------------------------------------------------------
UNITED          TELECOMMUNICATIONS     17,000   AT&T Corporation...............      683,145      1,041,250        0.7
STATES
                                       36,400   +AirTouch Communications,
                                                  Inc..........................      879,157      1,512,875        1.1
                                       25,800   Ameritech Corp. ...............    1,030,404      2,076,900        1.5
                                       23,808   Bell Atlantic Corporation......    1,184,107      2,166,528        1.6
                                       37,400   BellSouth Corp. ...............    1,138,507      2,106,088        1.5
                                       42,000   Frontier Corp. ................      969,520      1,010,625        0.7
                                       33,500   GTE Corp. .....................    1,124,815      1,750,375        1.3
                                       23,300   SBC Communications, Inc. ......      982,372      1,706,725        1.2
                                       30,000   Sprint Corp. ..................      864,273      1,758,750        1.3
                                       24,900   U S West Communications
                                                  Group........................      606,619      1,123,612        0.8
                                       40,000   +WorldCom, Inc. ...............    1,323,316      1,210,000        0.9
                                                                                 -----------   ------------      -----
                                                                                  10,786,235     17,463,728       12.6
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC     65,600  Allegheny Energy, Inc. ........    1,689,846      2,132,000        1.5
                                       25,000   American Electric Power
                                                  Company, Inc. ...............    1,092,125      1,290,625        0.9
                                       72,500   Boston Edison Co. .............    2,012,799      2,745,937        2.0
                                       38,192   CINergy Corp. .................      885,217      1,463,231        1.1
                                       49,300   Consolidated Edison Co. of New
                                                  York.........................    1,597,050      2,021,300        1.5
                                       31,500   DTE Energy Co. ................      989,953      1,092,656        0.8
                                       26,400   Dominion Resources, Inc. ......    1,242,516      1,123,650        0.8
                                       31,000   Duke Energy Corp. .............    1,172,492      1,716,625        1.2
                                       31,000   Edison International...........      544,360        842,812        0.6
                                       50,000   Enova Corporation Holding
                                                  Co. .........................    1,184,750      1,353,125        1.0
                                       54,300   Entergy Corp. .................    1,905,240      1,625,606        1.2
                                       30,000   FPL Group, Inc. ...............    1,374,501      1,775,625        1.3
                                       71,200   GPU, Inc. .....................    2,090,069      2,999,300        2.2
                                       26,200   Houston Industries, Inc. ......      450,312        699,212        0.5
                                       56,000   NIPSCO Industries, Inc. .......    1,787,890      2,768,500        2.0
                                       44,000   New Century Energies, Inc. ....    1,312,146      2,109,250        1.5
                                       33,800   New York State Electric & Gas
                                                  Corp. .......................      932,936      1,199,900        0.9
                                       93,800   PECO Energy Co. ...............    2,719,313      2,274,650        1.7
                                       72,800   PacifiCorp. ...................    1,401,416      1,988,350        1.4
                                       50,200   Southern Co. ..................    1,041,077      1,298,925        0.9
                                       80,000   Texas Utilities Holding Co. ...    2,984,864      3,325,000        2.4
                                                                                 -----------   ------------      -----
                                                                                  30,410,872     37,846,279       27.4
                ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                       VALUE       PERCENT OF
    COUNTRY          INDUSTRY         HELD         COMMON STOCKS & WARRANTS         COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
UNITED STATES   UTILITIES--GAS         29,000   The Coastal Corp. .............  $   892,505   $  1,796,187        1.3%
(CONCLUDED)
                                       24,800   El Paso Natural Gas Co. .......      895,148      1,649,200        1.2
                                       33,000   KeySpan Energy Corporation.....      855,855      1,214,812        0.9
                                       11,000   KN Energy, Inc. ...............      445,212        594,000        0.4
                                       26,100   National Fuel Gas Company......      788,314      1,270,744        0.9
                                       25,000   New Jersey Resources Corp. ....      656,623      1,001,562        0.7
                                       32,500   Questar Corp. .................    1,084,684      1,450,312        1.1
                                       27,200   Sonat, Inc. ...................      890,624      1,244,400        0.9
                                       49,800   Washington Gas Light Co. ......    1,046,197      1,540,687        1.1
                                       83,800   Williams Co., Inc. ............      866,744      2,377,825        1.7
                                                                                 -----------   ------------      -----
                                                                                   8,421,906     14,139,729       10.2
                ------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN THE
                                                UNITED STATES                     49,619,013     69,449,736       50.2
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN
                                                COMMON STOCKS & WARRANTS          91,982,331    134,462,512       97.3
---------------------------------------------------------------------------------------------------------------------
                                         FACE
                                       AMOUNT
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**                 $3,477,000   General Motors Acceptance
                                                Corp., 6.75% due 1/02/1998.....    3,475,696      3,475,696        2.5
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SHORT-TERM
                                                SECURITIES                         3,475,696      3,475,696        2.5
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS..............  $95,458,027    137,938,208       99.8
                                                                                 ===========
                                                OTHER ASSETS LESS
                                                LIABILITIES....................                     267,958        0.2
                                                                                               ------------      -----
                                                NET ASSETS.....................                $138,206,166      100.0%
                                                                                               ============      =====
---------------------------------------------------------------------------------------------------------------------

   * American Depositary Receipts (ADR).
  ** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
   + Non-income producing security.
 (a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$95,458,027) (Note 1a)...............................             $137,938,208
Cash.........................................................................................                      566
Foreign cash (Note 1c).......................................................................                   14,064
Receivables:
  Dividends..................................................................................  $360,283
  Capital shares sold........................................................................     4,979        365,262
                                                                                               --------
Deferred organization expenses (Note 1f).....................................................                    1,551
Prepaid expenses and other assets (Note 1f)..................................................                    7,388
                                                                                                          ------------
Total assets.................................................................................              138,327,039
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser (Note 2)................................................................    72,770
  Capital shares redeemed....................................................................    21,039         93,809
                                                                                               --------
Accrued expenses.............................................................................                   27,064
                                                                                                          ------------
Total liabilities............................................................................                  120,873
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS...................................................................................             $138,206,166
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized+..............             $    931,439
Paid-in capital in excess of par.............................................................               87,337,273
Undistributed investment income--net.........................................................                  852,184
Undistributed realized capital gains on investments and foreign currency transactions--net...                6,606,939
Unrealized appreciation on investments and foreign currency transactions--net................               42,478,331
                                                                                                          ------------
NET ASSETS...................................................................................             $138,206,166
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $138,206,166 and 9,314,389 shares outstanding................             $      14.84
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

+ The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $272,108 foreign withholding tax)........................................                  $ 5,062,929
Interest and discount earned...............................................................                      192,535
                                                                                                             -----------
Total income...............................................................................                    5,255,464
                                                                                                             -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)..........................................................   $   813,756
Custodian fees.............................................................................        31,424
Accounting services (Note 2)...............................................................        24,980
Professional fees..........................................................................        18,286
Transfer agent fees (Note 2)...............................................................         5,006
Directors' fees and expenses...............................................................         2,852
Pricing services...........................................................................         2,657
Amortization of organization expenses (Note 1f)............................................           863
Other......................................................................................         3,035
                                                                                              -----------
Total expenses.............................................................................                      902,859
                                                                                                             -----------
Investment income--net.....................................................................                    4,352,605
                                                                                                             -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN CURRENCY TRANSACTIONS--NET
  (NOTES 1b, 1c, 1e & 3):
Realized gain (loss) from:
  Investments--net.........................................................................     9,235,314
  Foreign currency transactions--net.......................................................       (28,510)     9,206,804
                                                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net.........................................................................    17,642,788
  Foreign currency transactions--net.......................................................        (2,585)    17,640,203
                                                                                              -----------    -----------
Net realized and unrealized gain on investments and foreign currency transactions..........                   26,847,007
                                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................................                  $31,199,612
                                                                                                             ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             FOR THE YEAR ENDED
                                                                                                DECEMBER 31,
                                                                                       -------------------------------
                         INCREASE (DECREASE) IN NET ASSETS:                                1997               1996
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net..............................................................   $  4,352,605       $  5,748,285
Realized gain on investments and foreign currency transactions--net.................      9,206,804          1,196,792
Change in unrealized appreciation/depreciation on investments and foreign currency
  transactions--net.................................................................     17,640,203         10,430,510
                                                                                       ------------       ------------
Net increase in net assets resulting from operations................................     31,199,612         17,375,587
                                                                                       ------------       ------------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1g):
Investment income--net:
  Class A...........................................................................     (4,603,931)        (6,739,387)
                                                                                       ------------       ------------
Net decrease in net assets resulting from dividends to shareholders.................     (4,603,931)        (6,739,387)
                                                                                       ------------       ------------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital shares transactions.................    (30,827,316)       (16,423,676)
                                                                                       ------------       ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets........................................................     (4,231,635)        (5,787,476)
Beginning of year...................................................................    142,437,801        148,225,277
                                                                                       ------------       ------------
End of year*........................................................................   $138,206,166       $142,437,801
                                                                                       ============       ============
---------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net (Note 1h)....................................   $    852,184       $  1,132,021
                                                                                       ============       ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A
                                                        -----------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN               FOR THE YEAR ENDED DECEMBER 31,           FOR THE PERIOD
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL                                                       JULY 1, 1993+ TO
STATEMENTS.                                              ---------------------------------------------     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                   1997         1996         1995         1994          1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............     $  12.19     $  11.30     $   9.45     $  10.66      $  10.00
                                                        --------     --------     --------     --------      --------
Investment income--net.............................          .43          .46          .45          .35           .04
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net...........         2.66          .95         1.79        (1.25)          .64
                                                        --------     --------     --------     --------      --------
Total from investment operations...................         3.09         1.41         2.24         (.90)          .68
                                                        --------     --------     --------     --------      --------
Less dividends and distributions:
  Investment income--net...........................         (.44)        (.52)        (.39)        (.29)         (.02)
  In excess of realized gain on investments--net...           --           --           --         (.02)           --
                                                        --------     --------     --------     --------      --------
Total dividends and distributions..................         (.44)        (.52)        (.39)        (.31)         (.02)
                                                        --------     --------     --------     --------      --------
Net asset value, end of period.....................     $  14.84     $  12.19     $  11.30     $   9.45      $  10.66
                                                        ========     ========     ========     ========      ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.................       25.90%       12.96%       24.33%       (8.51%)        6.85%+++
                                                        ========     ========     ========     ========      ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................         .67%         .66%         .66%         .73%          .89%*
                                                        ========     ========     ========     ========      ========
Investment income--net.............................        3.21%        3.90%        4.44%        3.68%         2.84%*
                                                        ========     ========     ========     ========      ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........     $138,206     $142,438     $148,225     $126,243      $104,517
                                                        ========     ========     ========     ========      ========
Portfolio turnover.................................        7.70%       11.39%       11.05%        9.52%         1.72%
                                                        ========     ========     ========     ========      ========
Average commission rate paid++.....................     $  .0273     $  .0522           --           --            --
                                                        ========     ========     ========     ========      ========
---------------------------------------------------------------------------------------------------------------------

   * Annualized.

  ** Total investment returns exclude insurance-related fees and expenses.

   + Commencement of operations.

  ++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

 +++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Effective September 17, 1997, each fund's existing class of shares was designated as Class A Shares and each fund began offering Class B Shares. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Utility Focus Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized

--------------------------------------------------------------------------------

gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

  (g) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date.

  (h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $28,511 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., earned $13,129 in commissions on the execution of portfolio security transactions for the Fund.

  For the year ended December 31, 1997, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $43 for providing security price quotations to compute the Fund's net asset value.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $10,174,873 and $39,720,575, respectively.

  Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

--------------------------------------------------------------------------------
                                                    Realized        Unrealized
                                                 Gains (Losses)   Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments..........................    $9,235,304      $ 42,480,181
Short-term investments.........................            10                --
Foreign currency transactions..................       (28,510)           (1,850)
                                                   ----------       -----------
Total..........................................    $9,206,804      $ 42,478,331
                                                   ==========       ===========
---------------------------------------------------------

  At December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $42,480,181, of which $45,171,036 related to appreciated securities and $2,690,855 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $95,458,027.

4. CAPITAL SHARE TRANSACTIONS:

Net decreases in net assets derived from capital share transactions were $30,827,316 and $16,423,676 for the years ended December 31, 1997 and December 31, 1996, respectively.

  Transactions in capital shares were as follows:

---------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 1997                        Shares          Amount
---------------------------------------------------------
Shares sold..........................     926,005     $ 12,113,010
Shares issued to shareholders in
 reinvestment of dividends...........     358,250        4,603,931
                                       ----------     ------------
Total issued.........................   1,284,255       16,716,941
Shares redeemed......................  (3,656,796)     (47,544,257)
                                       ----------     ------------
Net decrease.........................  (2,372,541)    $(30,827,316)
                                       ==========     ============
---------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 1996                          Shares        Amount
------------------------------------------------------------------
Shares sold............................     858,704   $  9,800,413
Shares issued to shareholders in
 reinvestment of dividends.............     595,856      6,739,387
                                         ----------   ------------
Total issued...........................   1,454,560     16,539,800
Shares redeemed........................  (2,881,155)   (32,963,476)
                                         ----------   ------------
Net decrease...........................  (1,426,595)  $(16,423,676)
                                         ==========   ============
---------------------------------------------------------

5. SUBSEQUENT EVENT:

On January 2, 1998, the Company's Board of Directors declared an ordinary income dividend in the amount of $.091530 per Class A Share and a long-term capital gains distribution in the amount of $.709326 per Class A Share payable on January 9, 1998 to shareholders of record as of December 31, 1997.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
GLOBAL UTILITY FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Utility Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period July 1, 1993 (commencement of operations) to December 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Utility Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
DECEMBER 31, 1997--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1997, Government Bond Fund's Class A Shares had a total investment return of +8.88%, based on a change in per share net asset value from $10.40 to $10.60, and assuming reinvestment of $0.673 per share income dividends and $0.011 per share capital gains distributions. For the six months ended December 31, 1997, the Fund's Class A Shares had a total investment return of +6.45%, based on a change in per share net asset value from $10.31 to $10.60, and assuming reinvestment of $0.352 per share income dividends and $0.011 per share capital gains distributions. (Additional performance information can be found on page 106 of this report to shareholders.)

FISCAL YEAR IN REVIEW

  During the first quarter of the Fund's fiscal year, fixed-income markets fell on concerns of growing inflationary pressures. We shortened the duration of the Fund to 4.2 years by increasing the Fund's cash reserves to 17% of net assets. At the end of March, the Federal Reserve Board launched a preemptive strike against inflationary pressures by raising the Federal Funds rate by 25 basis points (0.25%). Interest rates peaked in mid-April, then dropped through the second quarter. This rally was fueled by a significant change in expectations regarding the economy and more optimistic outlook for inflation. At this time, we decided to maintain a duration-neutral strategy for the Fund, based on the volatility that characterized the market. Accordingly, we set a range of 4.5 years - 4.6 years for the Fund's duration. The Fund's performance was hurt by the relatively high percentage (12%) of the Fund's net assets in cash reserves in response to our concerns regarding volatility.

  The market continued to rally until the middle of the summer. We extended the upper limit of our duration range to 4.7 years and lengthened our positions accordingly, primarily by reducing the Fund's cash reserve position to 9% of net assets. The market fell sharply in August as a result of stronger-than-expected employment and purchasing manager reports. These data suggested substantially more robust consumer spending in the third quarter. The market rallied again in September on the belief that the Federal Reserve Board would not move to tighten interest rates again in 1997. Prices then began to fall in early October in response to concern about employment and wage pressure, but reversed direction and rose sharply in the middle of the month because of concerns about the Asian currency crisis. The US Treasury market has been viewed as a "safe haven" for assets. By the end of the fiscal year, bond yields were at their lowest levels of the year. We extended the Fund's duration to 5.06 years in order to seek to participate in this rally. This strategy enhanced the Fund's performance, so that total return on the Fund's Class A Shares rose to +8.88% for the year ended December 31, 1997.

PORTFOLIO MATTERS

  A strong rally in bond prices in September, which was encouraged by low inflation data, brought the yield on the 30-year Treasury bond to 6.23% by the beginning of October. This rally lasted from the middle of September through the first week of October, and was mirrored by the gains of the stock market, which soared from 7660 to 8178 as measured by the Dow Jones Industrial Average. On October 8, 1997, Federal Reserve Board Chairman Alan Greenspan expressed concern before the House Budget Committee that the demand for labor was outpacing the supply, with the resulting pressure likely to push up wages and prices. Mr. Greenspan suggested that the Federal Reserve Board would tighten monetary policy before it would allow this to happen. Bond prices slumped, and the yield on the long-term Treasury bond jumped from 6.23% to 6.43% in three days. Then, on October 23, 1997, the Thai baht collapsed and the Asian currency markets declined rapidly. On the following Monday, the New York Stock Exchange saw the DJIA fall 554 points on a record volume of 1.2 billion shares. A worldwide flight to quality caused both foreign and domestic investors to seek shelter in the US Treasury market.

  The yield on the long-term bond fell from 6.43% to 6.15% during the third quarter. Gross domestic product (GDP) figures for the third calendar quarter of 1997 were released indicating a slightly larger-than-expected increase of 3.5% as compared to 3.3% in the second calendar quarter. The GDP price deflator rose only 1.4% for the third calendar quarter against a 1.8% increase in the second calendar quarter. This was the lowest quarterly increase since the second quarter of 1964. The long-term bond finished December with a 6.16% yield. November

--------------------------------------------------------------------------------

and December witnessed a continuation of the flight to quality into US bonds. The Treasury yield curve flattened from 53 basis points to 28 basis points between 2-year-- 30-year issues. This suggested some foreign central bank selling of issues with short-term maturities to shore up weak currencies and private sector purchasing of the long-term issues to increase dollar-denominated investments. By the end of the year, the yield on the long-term Treasury bond was 5.92%.

IN CONCLUSION

  We appreciate your investment in Government Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies again with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Jay C. Harbeck
Jay C. Harbeck
Senior Vice President and Portfolio Manager

February 10, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                         GOVERNMENT BOND
         MEASUREMENT PERIOD               FUND'CLASS A      MERRILL LYNCH G402
        (FISCAL YEAR COVERED)                SHARES*               INDEX
5/02/94**                                   10000                10000
DEC-94                                      10179                10007
DEC-95                                      11688                12309
DEC-96                                      12023                12477
DEC-97                                      13091                13785
   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  ** Commencement of operations.
   + Government Bond Fund invests in only debt securities issued or guaranteed by the US Government, its agencies or instrumentalities.
  ++ This unmanaged Index is comprised of intermediate-term US Government bonds and US Treasury securities maturing in
     7-10 years.
                                                             Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/97                                                       +8.88%
--------------------------------------------------------------------------------
Inception (5/02/94) through 12/31/97                                       +7.62
--------------------------------------------------------------------------------

Government Bond Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Merrill Lynch G402 Index. Beginning and ending values are:

                                      5/02/94**       12/97
                                      ---------       -----

Government Bond
Fund+--Class A Shares*                $10,000         $13,091
Merrill Lynch G402 Index++            $10,000         $13,785

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                    FACE                                                                       VALUE
                                   AMOUNT                         ISSUE                          COST        (NOTE 1A)
 ---------------------------------------------------------------------------------------------------------------------
                                               US GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT                            Federal Farm Credit Bank:
BANK--12.3%
                                 $13,000,000     6.33% due 11/06/2000.....................   $ 13,043,810   $ 13,004,030
                                   2,000,000     6.27% due 7/10/2002......................      2,013,620      2,028,120
                                   7,000,000     6.40% due 10/09/2007.....................      7,075,390      7,134,540
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL FEDERAL FARM CREDIT BANK                  22,132,820     22,166,690
---------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                 13,575,000   Federal Home Loan Bank,
BANK--7.6%                                       6.055% due 7/28/2000.....................     13,634,730     13,651,291
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL FEDERAL HOME LOAN BANK                    13,634,730     13,651,291
---------------------------------------------------------------------------------------------------------------------
FEDERAL HOME                                   Federal Home Loan Mortgage Corporation:
LOAN MORTGAGE
CORPORATION--12.8%
                                  10,000,000     7.125% due 7/21/1999.....................     10,212,200     10,195,300
                                   5,000,000     8.065% due 1/27/2005.....................      5,540,700      5,571,850
                                   3,000,000     7.14% due 9/13/2006......................      3,064,440      3,200,610
                                   4,000,000     7.935% due 9/13/2006.....................      4,018,750      4,112,480
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL FEDERAL HOME LOAN MORTGAGE
                                               CORPORATION                                     22,836,090     23,080,240
---------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                               Federal National Mortgage Association:
MORTGAGE
ASSOCIATION--13.9%
                                   2,000,000     8.90% due 6/12/2000......................      2,171,480      2,124,060
                                   1,045,000     7.50% due 2/11/2002......................      1,088,232      1,103,290
                                   4,000,000     6% due 11/04/2002........................      3,995,880      4,003,760
                                   4,000,000     7.40% due 7/01/2004......................      4,157,540      4,303,760
                                     500,000     7.85% due 9/10/2004......................        499,297        515,080
                                   2,000,000     7.65% due 3/10/2005......................      2,091,140      2,185,000
                                   3,000,000     7.375% due 3/28/2005.....................      3,158,430      3,231,570
                                   5,000,000     7.12% due 7/03/2006......................      5,331,400      5,350,000
                                   2,000,000     6.96% due 4/02/2007......................      1,980,560      2,123,440
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION     24,473,959     24,939,960
---------------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT                                 Private Export Funding Corporation:
FUNDING CORPORATION--10.8%
                                   2,200,000     9.10% due 10/30/1998.....................      2,272,490      2,257,398
                                   3,895,000     5.50% due 3/15/2001......................      3,847,286      3,850,753
                                  11,000,000     6.31% due 9/30/2004......................     11,108,350     11,214,170
                                   2,000,000     7.11% due 4/15/2007......................      2,145,460      2,145,460
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL PRIVATE EXPORT FUNDING CORPORATION        19,373,586     19,467,781
---------------------------------------------------------------------------------------------------------------------
STUDENT LOAN                       8,000,000   Student Loan Marketing Association,
MARKETING ASSOCIATION--4.6%                      7.50% due 3/08/2000......................      8,266,160      8,272,480
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL STUDENT LOAN MARKETING ASSOCIATION         8,266,160      8,272,480
---------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &                            US Treasury Bonds:
NOTES--31.1%
                                   2,000,000     10.625% due 8/15/2015....................      2,826,250      3,005,940
                                   1,500,000     9.25% due 2/15/2016......................      1,862,344      2,035,305
                                   7,500,000     8.875% due 8/15/2017.....................      9,044,297      9,955,050
                                   1,000,000     8.75% due 5/15/2020......................      1,216,406      1,332,030
                                   9,500,000     8.125% due 8/15/2021.....................     11,135,078     11,983,395
                                   6,000,000     7.50% due 11/15/2024.....................      6,390,938      7,177,500
                                   3,000,000     6.50% due 11/15/2026.....................      2,861,641      3,202,500
                                               US Treasury Notes:
                                   1,000,000     5.875% due 8/31/1999.....................      1,000,937      1,003,120
                                   4,000,000     7.75% due 12/31/1999.....................      4,181,562      4,155,640
                                   3,000,000     6.25% due 10/31/2001.....................      3,044,062      3,051,090
                                   5,000,000     7.50% due 11/15/2001.....................      5,140,469      5,300,800
                                   1,500,000     6.375% due 8/15/2002.....................      1,497,422      1,538,670
                                   2,000,000     6.625% due 5/15/2007.....................      2,109,688      2,116,880
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL US TREASURY BONDS & NOTES                 52,311,094     55,857,920
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT & AGENCY
                                               OBLIGATIONS--93.1%                             163,028,439    167,436,362
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

                                    FACE                                                                       VALUE
                                   AMOUNT                 SHORT-TERM SECURITIES                  COST        (NOTE 1A)
 ---------------------------------------------------------------------------------------------------------------------
REPURCHASE                       $ 8,252,000   HSBC Holdings PLC, purchased on
AGREEMENTS**--4.6%                               12/31/1997 to yield 6.57% to 1/02/1998...   $  8,252,000   $  8,252,000
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY               3,000,000   Federal National Mortgage Association,
OBLIGATIONS*--1.7%                               5.75% due 1/06/1998......................      2,997,125      2,997,125
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES--6.3%               11,249,125     11,249,125
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS--99.4%...................   $174,277,564    178,685,487
                                                                                              ===========
                                               OTHER ASSETS LESS LIABILITIES--0.6%........                     1,134,884
                                                                                                            ------------
                                               NET ASSETS--100.0%.........................                  $179,820,371
                                                                                                            ============

--------------------------------------------------------------------------------

* Certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

** Repurchase Agreements are fully collateralized by US Government Obligations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost $174,277,564) (Note 1a)...........................                 $178,685,487
Cash.....................................................................................                        5,323
Receivables:
  Interest...............................................................................   $ 3,243,192
  Capital shares sold....................................................................       175,073      3,418,265
                                                                                             ----------
Prepaid expenses and other assets........................................................                       10,837
                                                                                                          ------------
Total assets.............................................................................                  182,119,912
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased...................................................................     2,175,875
  Investment adviser (Note 2)............................................................        79,729
  Capital shares redeemed................................................................           353      2,255,957
                                                                                             ----------
Accrued expenses and other liabilities...................................................                       43,584
                                                                                                          ------------
Total liabilities........................................................................                    2,299,541
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS...............................................................................                 $179,820,371
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized+..........                 $  1,697,134
Paid-in capital in excess of par.........................................................                  172,802,795
Undistributed investment income--net.....................................................                      936,827
Accumulated distributions in excess of realized capital gains on investments--net (Note
  1d)....................................................................................                      (24,308)
Unrealized appreciation on investments--net..............................................                    4,407,923
                                                                                                          ------------
NET ASSETS...............................................................................                 $179,820,371
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $179,820,371 and 16,971,339 shares outstanding...........                 $      10.60
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

+ The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1c):
Interest and discount earned.................................................................              $ 9,139,720
Other income.................................................................................                   12,843
Total income.................................................................................                9,152,563
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)............................................................   $675,675
Accounting services (Note 2).................................................................     27,684
Registration fees............................................................................     24,945
Custodian fees...............................................................................     15,707
Professional fees............................................................................     12,828
Transfer agent fees (Note 2).................................................................      5,005
Pricing services.............................................................................      2,190
Directors' fees and expenses.................................................................      2,096
Other........................................................................................      1,315
                                                                                                --------
Total expenses before reimbursement..........................................................    767,445
Reimbursement of expenses (Note 2)...........................................................    (78,164)
                                                                                                --------
Expenses after reimbursement.................................................................                  689,281
Investment income--net.......................................................................                8,463,282
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET (NOTES 1c & 3):
Realized gain on investments--net............................................................                  974,626
Change in unrealized appreciation on investments--net........................................                3,456,357
                                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................................              $12,894,265
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                FOR THE YEAR ENDED
                                                                                                   DECEMBER 31,
                                                                                            --------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                              1997          1996
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net....................................................................  $  8,463,282   $ 3,815,911
Realized gain (loss) on investments--net..................................................       974,626      (154,413)
Change in unrealized appreciation/depreciation on investments--net........................     3,456,357    (1,012,273)
                                                                                            ------------   ------------
Net increase in net assets resulting from operations......................................    12,894,265     2,649,225
                                                                                            ------------   ------------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1d):
Investment income--net:
  Class A.................................................................................    (8,011,058)   (3,530,361)
Realized gain on investments--net:
  Class A.................................................................................      (820,212)     (137,668)
In excess of realized gain on investments--net:
  Class A.................................................................................       (24,308)           --
                                                                                            ------------   ------------
Net decrease in net assets resulting from dividends and distributions to shareholders.....    (8,855,578)   (3,668,029)
                                                                                            ------------   ------------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions........................    86,200,892    49,603,169
                                                                                            ------------   ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets..............................................................    90,239,579    48,584,365
Beginning of year.........................................................................    89,580,792    40,996,427
                                                                                            ------------   ------------
End of year*..............................................................................  $179,820,371   $89,580,792
                                                                                            ============   ============
---------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net....................................................  $    936,827   $   484,603
                                                                                            ============   ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         CLASS A
                                                                 -------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM                                          FOR THE PERIOD
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                 FOR THE YEAR ENDED DECEMBER 31,      MAY 2, 1994+ TO
                                                                 ----------------------------------      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                            1997         1996         1995            1994
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................  $  10.40      $ 10.79      $  9.97        $  10.00
                                                                 --------      -------      -------         -------
Investment income--net.........................................       .63          .65          .62             .25
Realized and unrealized gain (loss) on investments--net........       .25         (.36)         .81            (.07)
                                                                 --------      -------      -------         -------
Total from investment operations...............................       .88          .29         1.43             .18
                                                                 --------      -------      -------         -------
Less dividends and distributions:
  Investment income--net.......................................      (.63)        (.64)        (.61)           (.21)
  Realized gain on investments--net............................      (.05)        (.04)          --              --
  In excess of realized gain on investments--net...............        --++         --           --              --
                                                                 --------      -------      -------         -------
Total dividends and distributions..............................      (.68)        (.68)        (.61)           (.21)
                                                                 --------      -------      -------         -------
Net asset value, end of period.................................  $  10.60      $ 10.40      $ 10.79        $   9.97
                                                                 ========      =======      =======         =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.............................     8.88%        2.86%       14.83%           1.79%+++
                                                                 ========      =======      =======         =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.................................      .51%         .15%         .00%            .00%*
                                                                 ========      =======      =======         =======
Expenses.......................................................      .57%         .59%         .66%            .80%*
                                                                 ========      =======      =======         =======
Investment income--net.........................................     6.26%        6.39%        6.28%           4.66%*
                                                                 ========      =======      =======         =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......................  $179,820      $89,581      $40,996        $ 17,811
                                                                 ========      =======      =======         =======
Portfolio turnover.............................................   117.65%       21.23%       45.39%         103.03%
                                                                 ========      =======      =======         =======
---------------------------------------------------------------------------------------------------------------------

  * Annualized.

 ** Total investment returns exclude insurance-related fees and expenses.

  + Commencement of operations.

 ++ Amount is less than $.01 per share.

+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Effective September 17, 1997, each fund's existing class of shares was designated as Class A and each fund began offering Class B Shares. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Government Bond Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (d) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.50% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1997, MLAM earned fees of $675,675, of which $78,164 was voluntarily waived.

  For the year ended December 31, 1997, Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc., earned $1,676 for providing security price quotations to compute the Fund's net asset value.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

--------------------------------------------------------------------------------

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $223,611,299 and $141,865,078, respectively.

  Net realized and unrealized gains as of December 31, 1997 were as follows:

---------------------------------------------------------
                                             Realized   Unrealized
                                              Gains       Gains
---------------------------------------------------------
Long-term investments......................  $974,255   $4,407,923
Short-term investments.....................       371           --
                                             --------   ----------
Total......................................  $974,626   $4,407,923
                                             ========   ==========
---------------------------------------------------------

  At December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $4,407,923, of which $4,553,038 related to appreciated securities and $145,115 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $174,277,564.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $86,200,892 and $49,603,169 for the years ended December 31, 1997 and December 31, 1996, respectively.

  Transactions in capital shares were as follows:

---------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 1997                         Shares         Amount
---------------------------------------------------------
Shares sold............................  7,848,272     $80,971,426
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................    854,723       8,855,578
                                         ----------    ------------
Total issued...........................  8,702,995      89,827,004
Shares redeemed........................   (348,658)     (3,626,112)
                                         ----------    ------------
Net increase...........................  8,354,337     $86,200,892
                                         ==========    ============
---------------------------------------------------------

---------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 1996                         Shares         Amount
---------------------------------------------------------
Shares sold............................  4,677,811     $48,169,342
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................    354,243       3,668,029
                                         ----------    ------------
Total issued...........................  5,032,054      51,837,371
Shares redeemed........................   (215,188)     (2,234,202)
                                         ----------    ------------
Net increase...........................  4,816,866     $49,603,169
                                         ==========    ============
---------------------------------------------------------

5. SUBSEQUENT EVENT:

On January 2, 1998, the Company's Board of Directors declared an ordinary income dividend in the amount of $.055200 per Class A Share payable on January 2, 1998 to Shareholders of record as of December 31, 1997.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
GOVERNMENT BOND FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Government Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period May 2, 1994 (commencement of operations) to December 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Government Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 1998

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
DECEMBER 31, 1997--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1997, High Current Income Fund's Class A Shares had a net annualized yield of 9.02%. The Fund's Class A Shares had a total investment return for the year ended December 31, 1997 of +11.00%, based on a change in per share net asset value from $11.39 to $11.52, and assuming reinvestment of $1.059 per share income dividends and $0.006 per share capital gains distributions. For the six months ended December 31, 1997, the Fund's Class A Shares had a total investment return of +4.59%, based on a change in per share net asset value from $11.54 to $11.52, and assuming reinvestment of $0.534 per share income dividends and $0.006 per share capital gains distributions. (Additional performance information can be found on page 118 of this report to shareholders.)

THE ENVIRONMENT

  Volatility highlighted stock and bond markets worldwide during the six months ended December 31, 1997. The initial focus of investor concerns was the widening financial crisis in Asia. In the wake of a series of currency devaluations, many emerging economies are facing the challenges of higher interest rates, slowing economic growth and declining corporate earnings. Although the announcement of International Monetary Fund (IMF) loan packages to Thailand, Indonesia and South Korea initially reassured investors, the stringent terms of the loans and their potential negative impact on these already beleaguered economies are now being called into question. In Japan, the failure of several major financial institutions has undermined the prospects for economic recovery.

  As developments in Asia continue to unfold, US equity investors are trying to gauge the impact of poorer Asian economic prospects on multinational corporations. Although there have been periods of rising share prices, investor confidence has not been definitively restored. The US bond market benefited from a "flight to quality" as investors anticipated slower economic growth, but the release of stronger-than-expected economic statistics also prompted periods of declining bond prices.

  As 1998 begins, investors are likely to continue to focus on the prospects for the US economy within the context of international developments. Although the Federal Reserve Board did not tighten monetary policy at its November 12, 1997 meeting, it remains to be seen whether US economic growth remains moderate enough and inflationary pressures sufficiently contained to preclude an increase in short-term interest rates in early 1998. The ongoing developments in Asia will undoubtedly also influence the central bank's monetary policy decisions in the new year.

FISCAL YEAR IN REVIEW

  For the year ended December 31, 1997, the high-yield market posted a return of +12.63% as measured by the unmanaged CS First Boston High Yield Index, outpacing a strong US Treasury bond performance of +11.10%. Yield spreads widened on average only 40 basis points--50 basis points (0.40%--0.50%) from their highest levels at mid-year. Returns on high-yield issues reflected continued cash inflows to the market and favorable equity markets, but were dampened somewhat by concerns over potential erosion in future corporate earnings as well as a heavy new-issue calendar. The Fund's results were hindered by large average cash positions (10%--12% of total long-term investments) throughout the year and a relatively high exposure (12.6%) to emerging market issues that were hard hit by the Asian currency turmoil. However, our investments in media and communication sectors (22.8%) outperformed other industries, benefiting Fund returns.

  Despite recent market volatility, we believe that prospects for the high-yield market are generally favorable. The economic environment remains benign. Trends in credit quality remain positive. Merger and acquisition activity and equity issuance have strengthened credit quality for many high-yield issuers. Portfolio holdings benefiting from this trend included Brooks Fiber Properties Inc., which has agreed to be acquired by WorldCom Inc., as well as Sinclair Broadcasting Group Inc. and Del Monte Corp., which tapped the equity markets in recent months. During the past six months, market technicals continued to favor modest yields obtained elsewhere. Heavy supply has been and is likely to be offset in part by the yield pick up obtained from investing in high-yield securities relative to US Treasury issues. The yield spread to Treasury issues, despite some widening, continues to suggest that much of the good news is priced into the market.

  Our approach to the market continues to be selective, favoring companies with strong fundamentals whose bonds we believe represent good value. As an example, in recent months

--------------------------------------------------------------------------------

we added positions in several healthcare names at attractive levels. These names included Vencor Inc., Paragon Health Network, Inc. and Extendicare Inc. Healthcare had been significantly underrepresented in the portfolio because of previously full valuations. The emerging markets sector, despite its volatility, also represents above-average relative value, in our opinion. We believe that the magnitude of these wide yield spreads already discounts the worst credit scenario.

  Communications and media remained our largest broad industry category, totaling 22.8% of total long-term investments. Of the more narrowly classified sectors, the largest industries were: energy, 8.7%; domestic cable, 6.2%; utilities, 5.7%; and paper/forest products, 3.9%. Non-US bonds totaled 20.5% of the portfolio, with emerging markets issues accounting for 12.6% of long-term investments. At December 31, 1997, the average portfolio maturity was 6 years, 8 months.

IN CONCLUSION

  We thank you for your continued interest in High Current Income Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Aldona A. Schwartz
Aldona A. Schwartz
Vice President and Portfolio Manager

February 10, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

         MEASUREMENT PERIOD            HIGH CURRENT INCOME   FIRST BOSTON HIGH
        (FISCAL YEAR COVERED)          FUND'CLASS A SHARES     YIELD INDEX"
DEC-87                                      10000                10000
DEC-88                                      11387                11365
DEC-89                                      12086                11410
DEC-90                                      11164                10682
DEC-91                                      15965                15356
DEC-92                                      19165                17913
DEC-93                                      22584                21301
DEC-94                                      21774                21093
DEC-95                                      25521                24760
DEC-96                                      28397                27835
DEC-97                                      31521                31349
   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
   + High Current Income Fund invests principally in fixed-income securities, which are rated in the lower rating categories of the established rating services or in unrated securities of comparable quality.
  ++ This unmanaged market-weighted Index of high-yield debt securities is comprised of 423 securities rated BBB or lower.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/97                                                      +11.00%
--------------------------------------------------------------------------------
Five Years Ended 12/31/97                                                 +10.46
--------------------------------------------------------------------------------
Ten Years Ended 12/31/97                                                  +12.17
--------------------------------------------------------------------------------

High Current Income Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the First Boston High Yield Index. Beginning and ending values are:

                                      12/87        12/97
                                      -----        -----
High Current Income Fund+
--Class A Shares*                     $10,000      $31,521
First Boston High Yield Index++       $10,000      $31,349

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

                              S&P    MOODY'S     FACE                                                            VALUE
         INDUSTRY           RATINGS  RATINGS    AMOUNT                     ISSUE                   COST        (NOTE 1a)
  ---------------------------------------------------------------------------------------------------------------------
AEROSPACE &                  B-       B2      $ 3,000,000      L-3 Communications Corp.,
DEFENSE--0.6%                                                    10.375% due 5/01/2007.......  $  3,000,000   $  3,255,000
---------------------------------------------------------------------------------------------------------------------
AIRLINES--0.8%               B+       B1        4,000,000      USAir, Inc., 10.375% due
                                                                 3/01/2013...................     3,935,000      4,476,640
---------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.9%             B        B3        2,000,000      Collins & Aikman Corp., 11.50%
                                                                 due 4/15/2006...............     2,000,000      2,247,500
                             B+       B2        3,000,000      Venture Holdings Trust, 9.50%
                                                                 due 7/01/2005...............     2,905,772      3,015,000
                                                                                               ------------   ------------
                                                                                                  4,905,772      5,262,500
---------------------------------------------------------------------------------------------------------------------
BROADCASTING--               BB+      Ba2         706,000      Argyle Television Inc., 9.75%
RADIO & TV--1.9%                                                 due 11/01/2005..............       681,290        790,720
                             B-       B3        2,000,000      SFX Broadcasting Inc., 10.75%
                                                                 due 5/15/2006...............     1,990,000      2,195,000
                             B-       B3        2,500,000      Salem Communications Corp.,
                                                                 9.50% due 10/01/2007(e).....     2,551,250      2,537,500
                                                               Sinclair Broadcasting Group
                                                                 Inc.:
                             B        B2        2,000,000      10% due 9/30/2005.............     1,993,750      2,120,000
                             B        B2        3,000,000      8.75% due 12/15/2007..........     2,988,240      3,000,000
                                                                                               ------------   ------------
                                                                                                 10,204,530     10,643,220
---------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--         BB+      B1        1,500,000      Cemex S.A., 12.75% due
1.5%                                                             7/15/2006(e)................     1,500,000      1,796,250
                             B+       B1        3,000,000      Nortek Inc., 9.125% due
                                                                 9/01/2007...................     2,975,760      3,045,000
                             B+       B3        3,340,000      Pacific Lumber Co., 10.50% due
                                                                 3/01/2003...................     3,252,088      3,456,900
                                                                                               ------------   ------------
                                                                                                  7,727,848      8,298,150
---------------------------------------------------------------------------------------------------------------------
CABLE--                      CCC+     Caa       5,023,939      American Telecasting, Inc.,
DOMESTIC--5.0%                                                   14.38% due 6/15/2004(d).....     4,012,196      1,657,900
                                                               Century Communications Corp.:
                             BB-      Ba3       3,000,000      9.50% due 3/01/2005...........     2,953,750      3,180,000
                             BB-      Ba3       2,500,000      8.375% due 12/15/2007.........     2,454,475      2,462,500
                             B        B2        4,000,000      Intermedia Capital Partners
                                                                 L.P., 11.25%
                                                                 due 8/01/2006...............     3,997,500      4,380,000
                             BB+      Ba3       5,000,000      Lenfest Communications, Inc.,
                                                                 8.375% due 11/01/2005.......     4,627,500      5,137,500
                             B        B1        4,000,000      Olympus Communications L.P.,
                                                                 10.625% due 11/15/2006......     4,000,000      4,430,000
                             BB+      Ba3       2,000,000      TCI Communications Inc., 9.65%
                                                                 due 3/31/2027...............     2,052,500      2,341,240
                             B-       B3        4,000,000      TCI Satellite Entertainment,
                                                                 Inc., 10.875%
                                                                 due 2/15/2007(e)............     4,110,000      4,190,000
                                                                                               ------------   ------------
                                                                                                 28,207,921     27,779,140
---------------------------------------------------------------------------------------------------------------------
CABLE--                                                        Australis Media Ltd.(g):
INTERNATIONAL--2.7%          CCC+     Caa       8,000,000      1.75%/15.75% due
                                                                 5/15/2003(h)................     5,575,080      3,290,818
                             CCC+     Caa          70,864      1.75%/15.75% due 5/15/2003....        47,904         30,195
                                                               International Cabletel Inc.:
                             B-       B3        2,000,000      10% due 2/15/2007.............     1,955,000      2,105,000
                             B        B3        5,500,000      Series B, 10.98% due
                                                                 2/01/2006(d)................     4,013,521      4,269,375
                             B+       B1        7,000,000      TeleWest Communications PLC,
                                                                 11.45% due 10/01/2007(d)....     5,050,062      5,442,500
                                                                                               ------------   ------------
                                                                                                 16,641,567     15,137,888
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P    MOODY'S     FACE                                                            VALUE
         INDUSTRY           RATINGS  RATINGS    AMOUNT                     ISSUE                   COST        (NOTE 1a)
  ---------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--1.9%          B+       B1      $ 4,000,000      Bucyrus International Inc.,
                                                                 9.75% due 9/15/2007.........  $  4,000,000   $  4,040,000
                             BB-      B1        1,660,000      Essex Group, Inc., 10% due
                                                                 5/01/2003...................     1,668,925      1,738,850
                             B-       B3        4,500,000      International Wire Group,
                                                                 Inc., 11.75% due
                                                                 6/01/2005...................     4,490,625      4,927,500
                                                                                               ------------   ------------
                                                                                                 10,159,550     10,706,350
---------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.3%              BB-      Ba3       3,100,000      Agricultural Minerals &
                                                                 Chemicals Co., L.P., 10.75%
                                                                 due 9/30/2003...............     3,119,125      3,340,250
                             BB-      Ba3       3,500,000      ISP Holdings Inc., 9.75% due
                                                                 2/15/2002...................     3,500,000      3,696,875
                                                                                               ------------   ------------
                                                                                                  6,619,125      7,037,125
---------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--          CCC      B3        3,000,000      Dictaphone Corp., 11.75% due
ELECTRONICS--0.5%                                                8/01/2005...................     2,943,750      2,910,000
---------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.7%          NR*      NR*         755,000      MacAndrews & Forbes Group,
                                                                 Inc., 13% due 3/01/1999.....       752,837        757,831
                                                               Sequa Corp.:
                             BB       B1          750,000      9.625% due 10/15/1999.........       740,625        770,625
                             B+       B3        2,500,000      9.375% due 12/15/2003.........     2,512,812      2,600,000
                                                                                               ------------   ------------
                                                                                                  4,006,274      4,128,456
---------------------------------------------------------------------------------------------------------------------
CONSUMER                     B        B3        8,500,000      CLN Holdings Inc., 11.906% due
PRODUCTS--2.7%                                                   5/15/2001(d)................     5,756,461      5,631,250
                             B+       Ba3       3,500,000      Coty Inc., 10.25% due
                                                                 5/01/2005...................     3,618,125      3,718,750
                             B+       B1        7,000,000      International Semi-Tech
                                                                 Microelectronics, Inc.,
                                                                 13.13% 8/15/2003(d).........     4,780,684      2,520,000
                             B+       B1        2,500,000      Playtex Products Inc., Series
                                                                 B, 8.875% due 7/15/2004.....     2,520,625      2,540,625
                             B+       B1          708,000      Samsonite Corp., 11.125% due
                                                                 7/15/2005...................       696,035        796,500
                                                                                               ------------   ------------
                                                                                                 17,371,930     15,207,125
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED--1.0%            B-       B2        2,000,000      Koppers Industries, Inc.,
                                                                 9.875% due 12/01/2007(e)....     2,000,000      2,060,000
                             B+       B2        3,500,000      RBX Corp., 12% due
                                                                 1/15/2003(e)................     3,500,000      3,561,250
                                                                                               ------------   ------------
                                                                                                  5,500,000      5,621,250
---------------------------------------------------------------------------------------------------------------------
ENERGY--7.1%                 B-       B3        2,000,000      Bellwether Exploration Co.,
                                                                 10.875% due 4/01/2007.......     2,000,000      2,200,000
                             B+       B2        4,500,000      Benton Oil & Gas Co., 11.625%
                                                                 due 5/01/2003...............     4,500,000      4,961,250
                             BB-      Ba3       2,000,000      Chesapeake Energy Corporation,
                                                                 9.125% due 4/15/2006........     1,995,100      2,070,000
                             B+       B3        1,500,000      Clark USA Inc., Series B,
                                                                 10.875% due 12/01/2005......     1,635,000      1,633,125
                             B        B1        2,000,000      Cliffs Drilling Co., Series D,
                                                                 10.25% due 5/15/2003(e).....     2,155,000      2,177,500
                             B        B2        4,000,000      Energy Corp. of America, 9.50%
                                                                 due 5/15/2007...............     4,000,000      3,990,000
                             B+       B1        1,750,000      Parker Drilling Co., 9.75% due
                                                                 11/15/2006..................     1,758,750      1,876,875
                             BB       B1        3,000,000      Petroleo Brasileiro S.A. -
                                                                 Petrobras, 10% due
                                                                 10/17/2006(e)...............     3,000,312      3,030,000
                             B        B3        3,000,000      Southwest Royalties Inc.,
                                                                 10.50% due 10/15/2004(e)....     2,963,730      2,985,000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P    MOODY'S     FACE                                                            VALUE
         INDUSTRY           RATINGS  RATINGS    AMOUNT                     ISSUE                   COST        (NOTE 1a)
  ---------------------------------------------------------------------------------------------------------------------
ENERGY--(CONCLUDED)                                            Transamerican Energy(e):
                             B+       B3      $   525,000      11.50% due 6/15/2002..........  $    517,125   $    514,500
                             B+       B3       13,525,000      13.112% due 6/15/2002(d)......    11,210,409     10,820,000
                             B-       B2        3,000,000      United Refining Co., 10.75%
                                                                 due 6/15/2007(e)............     3,015,000      3,150,000
                                                                                               ------------   ------------
                                                                                                 38,750,426     39,408,250
---------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.5%          B        B1        3,000,000      Fox/Liberty Networks LLC,
                                                                 8.875% due 8/15/2007(e).....     3,052,500      3,000,000
                             B        B2        5,000,000      Six Flags Theme Parks Corp.,
                                                                 12.25% due 6/15/2005(d).....     4,746,678      5,325,000
                                                                                               ------------   ------------
                                                                                                  7,799,178      8,325,000
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.8%     BB-      B1        4,000,000      Reliance Group Holdings Inc.,
                                                                 9.75% due 11/15/2003........     3,898,750      4,246,600
---------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--1.1%        B+       B1        4,500,000      Chiquita Brands International
                                                                 Inc., 9.125% due
                                                                 3/01/2004...................     4,448,750      4,680,000
                             BB-      B2        1,421,000      Del Monte Corp., 10% due
                                                                 5/01/2003...................     1,230,277      1,477,840
                                                                                               ------------   ------------
                                                                                                  5,679,027      6,157,840
---------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT           BB-      NR*       2,000,000      City of St. Petersburg, 9.50%
OBLIGATIONS--1.1%                                                due 6/18/2002...............     1,820,000      1,800,000
                             BB       Ba3       4,000,000      Republic of Argentina, Global
                                                                 Bonds, 11% due 10/09/2006...     4,115,000      4,270,000
                                                                                               ------------   ------------
                                                                                                  5,935,000      6,070,000
---------------------------------------------------------------------------------------------------------------------
GAMING--4.6%                 BB-      B1        2,000,000      Boyd Gaming Corp., 9.50% due
                                                                 7/15/2007...................     1,978,000      2,095,000
                             B        B3        4,000,000      Greate Bay Properties, Inc.,
                                                                 10.875% due 1/15/2004.......     3,590,000      3,360,000
                             D        Caa       4,500,000      Harrah's Jazz Company, 14.25%
                                                                 due 11/15/2001(c)...........     4,468,750      1,395,000
                             B+       B2        3,000,000      Hollywood Casino Corp., 12.75%
                                                                 due 11/01/2003..............     3,240,000      3,217,500
                             B+       B2        3,000,000      Station Casinos Inc., 9.75%
                                                                 due 4/15/2007...............     2,945,140      3,105,000
                             BB-      B1        6,000,000      Trump Atlantic City
                                                                 Association, 11.25% due
                                                                 5/01/2006...................     5,935,000      5,925,000
                             NR*      Caa       4,000,000      Trump Castle Funding, Inc.,
                                                                 11.75% due 11/15/2003.......     3,567,279      3,680,000
                             B-       B3        3,000,000      Venetian Casino Resort LLC,
                                                                 12.25% due 11/15/2004(e)....     3,015,000      3,003,750
                                                                                               ------------   ------------
                                                                                                 28,739,169     25,781,250
---------------------------------------------------------------------------------------------------------------------
HEALTH SERVICES--2.7%        B+       B1        4,000,000      Beverly Enterprises, Inc., 9%
                                                                 due 2/15/2006...............     3,740,000      4,135,000
                             B-       B2        2,000,000      Extendicare Inc., 9.35% due
                                                                 12/15/2007(e)...............     2,000,000      2,050,000
                             B-       B3        2,500,000      Paragon Health Network, Inc.,
                                                                 9.50% due 11/01/2007(e).....     2,488,850      2,493,750
                             B+       B2        3,000,000      Quest Diagnostic Inc., 10.75%
                                                                 due 12/15/2006..............     3,000,000      3,270,000
                             B        B1        3,000,000      Vencor Inc., 8.625% due
                                                                 7/15/2007...................     2,970,000      2,996,250
                                                                                               ------------   ------------
                                                                                                 14,198,850     14,945,000
---------------------------------------------------------------------------------------------------------------------
HOME BUILDERS--0.5%          B-       B2        2,500,000      Del E. Webb Corporation, 9%
                                                                 due 2/15/2006...............     2,497,500      2,562,500
---------------------------------------------------------------------------------------------------------------------
HOTELS--0.9%                 BB-      Ba3       4,500,000      HMC Acquisition Properties, 9%
                                                                 due 12/15/2007..............     4,202,500      4,702,500
                             BB-      Ba3         500,000      HMH Properties Inc., 8.875%
                                                                 due 7/15/2007...............       500,625        526,250
                                                                                               ------------   ------------
                                                                                                  4,703,125      5,228,750
---------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P    MOODY'S     FACE                                                            VALUE
         INDUSTRY           RATINGS  RATINGS    AMOUNT                     ISSUE                   COST        (NOTE 1a)
  ---------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER            B+       Ba1     $ 6,000,000      AES Corporation (The), 10.25%
PRODUCERS--2.4%                                                  due 7/15/2006...............  $  6,480,000   $  6,525,000
                             BB-      Ba3       4,000,000      Calpine Corporation, 8.75% due
                                                                 7/15/2007(e)................     4,005,882      4,080,000
                                                               Midland Cogeneration Venture
                                                                 L.P.:
                             BB       Ba3       2,028,321      10.33% due 7/23/2002(f).......     2,062,972      2,180,425
                             B        B2          250,000      11.75% due 7/23/2005..........       250,000        300,338
                                                                                               ------------   ------------
                                                                                                 12,798,854     13,085,763
---------------------------------------------------------------------------------------------------------------------
MEDIA &                      BB-      Ba3       3,000,000      Antenna TV S.A., 9% due
COMMUNICATIONS--3.6%                                             8/01/2007...................     2,933,211      3,000,000
                             BB-      B1        3,000,000      Comtel Brasileira Ltd., 10.75%
                                                                 due 9/26/2004(e)............     3,000,000      2,940,000
                             BB-      B1        5,000,000      Globo Communicacoes e
                                                                 Participacoes, Ltd., 10.50%
                                                                 due 12/20/2006(e)...........     5,101,250      4,750,000
                             BB       Ba2       4,000,000      Grupo Televise, S.A. de C.V.,
                                                                 11.375% due 5/15/2003.......     4,025,000      4,370,000
                             BBB-     Ba3       4,000,000      Telefonica de Argentina S.A.,
                                                                 11.875% due 11/01/2004......     3,917,780      4,650,000
                                                                                               ------------   ------------
                                                                                                 18,977,241     19,710,000
---------------------------------------------------------------------------------------------------------------------
METALS & MINING--1.8%        CCC+     B2        4,500,000      Kaiser Aluminum Corp., 12.75%
                                                                 due 2/01/2003...............     4,770,000      4,786,875
                             CCC+     B3        3,000,000      Maxxam Group, Inc., 12.25% due
                                                                 8/01/2003(d)................     2,797,787      2,745,000
                             B        B3        2,000,000      Westmin Resources Ltd., 11%
                                                                 due 3/15/2007...............     2,000,000      2,190,000
                                                                                               ------------   ------------
                                                                                                  9,567,787      9,721,875
---------------------------------------------------------------------------------------------------------------------
PACKAGING--1.9%              B        B2        2,000,000      AEP Industries, Inc., 9.875%
                                                                 due 11/15/2007(e)...........     1,984,480      2,050,000
                             B        B2        4,000,000      Portola Packaging Inc., 10.75%
                                                                 due 10/01/2005..............     4,000,000      4,220,000
                                                               Silgan Holdings, Inc.:
                             NR*      B1        2,810,000      13.25% due 7/15/2006(a).......     3,142,137      3,032,414
                             B        B1        1,000,000      9% due 6/01/2009..............     1,000,000      1,022,500
                                                                                               ------------   ------------
                                                                                                 10,126,617     10,324,914
---------------------------------------------------------------------------------------------------------------------
PAPER--0.4%                  B+       B1        2,000,000      S.D. Warren Co., 12% due
                                                                 12/15/2004..................     2,000,000      2,235,000
---------------------------------------------------------------------------------------------------------------------
PAPER & FOREST               B        B3        4,000,000      Ainsworth Lumber Ltd., 12.50%
PRODUCTS--3.1%                                                   due 7/15/2007(a)............     3,897,996      3,783,441
                             B        B2        3,000,000      Bear Island Paper Co. LLC, 10%
                                                                 due 12/01/2007(e)...........     3,000,000      3,037,500
                             B+       B2        2,000,000      Container Corp. of America,
                                                                 Series B, 10.75% due
                                                                 5/01/2002...................     2,190,000      2,190,000
                             BB-      B1        5,000,000      Doman Industries Limited,
                                                                 9.25% due 11/15/2007(e).....     5,000,000      4,875,000
                             BB       Ba3       4,000,000      Pindo Deli Finance Mauritius,
                                                                 10.75% due 10/01/2007(e)....     3,987,920      3,440,000
                                                                                               ------------   ------------
                                                                                                 18,075,916     17,325,941
---------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING--1.9%  B+       B1        4,000,000      Garden State Newspapers, 8.75%
                                                                 due 10/01/2009(e)...........     3,976,600      4,015,000
                             BB-      B1        5,000,000      Hollinger International, Inc.,
                                                                 9.25% due 2/01/2006.........     4,961,250      5,250,000
                             BB-      Ba3       1,000,000      Primedia, Inc., 10.25% due
                                                                 6/01/2004...................       995,000      1,080,000
                                                                                               ------------   ------------
                                                                                                  9,932,850     10,345,000
---------------------------------------------------------------------------------------------------------------------
PRODUCT DISTRIBUTION--0.8%   B-       B3        4,000,000      AmeriServe Food Distribution,
                                                                 Inc., 10.125% due
                                                                 7/15/2007...................     4,000,000      4,200,000
---------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P    MOODY'S     FACE                                                            VALUE
         INDUSTRY           RATINGS  RATINGS    AMOUNT                     ISSUE                   COST        (NOTE 1a)
  ---------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.9%                                              Foodmaker, Inc.:
                             B        Ba3     $ 2,850,000      9.25% due 3/01/1999...........  $  2,857,125   $  2,892,750
                             B+       Ba3       2,000,000      9.75% due 11/01/2003..........     1,972,075      2,060,000
                                                                                               ------------   ------------
                                                                                                  4,829,200      4,952,750
---------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY--0.4%       D        Caa       4,500,000      Bradlees, Inc., 11% due
                                                                 8/01/2002(c)................     4,466,562        315,000
                             NR*      NR*       1,783,000      Cumberland Farms, Inc., 10.50%
                                                                 due 10/01/2003..............     1,745,111      1,756,255
                                                                                               ------------   ------------
                                                                                                  6,211,673      2,071,255
---------------------------------------------------------------------------------------------------------------------
STEEL--2.0%                  NR*      B1        5,000,000      CSN Iron S.A., 9.125% due
                                                                 6/01/2007(e)................     4,850,000      4,250,000
                             B        B2        3,500,000      Weirton Steel Inc., 10.75% due
                                                                 6/01/2005...................     3,346,250      3,587,500
                             BB-      B2        3,500,000      Wheeling-Pittsburgh Corp.,
                                                                 9.25% due 11/15/2007(e).....     3,486,755      3,377,500
                                                                                               ------------   ------------
                                                                                                 11,683,005     11,215,000
---------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--1.0%           B-       B3        2,000,000      Pueblo Xtra Intl., 9.50% due
                                                                 8/01/2003...................     1,819,921      1,900,000
                             B        B1        1,000,000      Ralph's Grocery Co., 10.45%
                                                                 due 6/15/2004...............       962,500      1,130,000
                             B        B1        2,000,000      Ralph's Grocery Co. (New),
                                                                 10.45% due 6/15/2004........     1,906,688      2,240,000
                                                                                               ------------   ------------
                                                                                                  4,689,109      5,270,000
---------------------------------------------------------------------------------------------------------------------
TELEPHONY--COMPETITIVE       NR*      NR*       6,000,000      Brooks Fiber Properties Inc.,
LOCAL EXCHANGE--2.2%                                             10.735% due 11/01/2006(d)...     4,161,380      4,800,000
                             B+       B2        3,000,000      GCI Inc., 9.75% due
                                                                 8/01/2007...................     3,000,000      3,097,500
                             NR*      NR*       5,000,000      Ionica PLC, 13.373% due
                                                                 5/01/2007(d)................     3,003,201      2,000,000
                             B+       B1        2,000,000      Teleport Communications Group
                                                                 Inc., 9.875% due
                                                                 7/01/2006...................     2,104,000      2,257,500
                                                                                               ------------   ------------
                                                                                                 12,268,581     12,155,000
---------------------------------------------------------------------------------------------------------------------
TEXTILES--2.2%               B+       B2        2,000,000      Pillowtex Corp., 9% due
                                                                 12/15/2007(e)...............     2,000,000      2,050,000
                             BB+      Ba3       4,000,000      P.T. Polysindo International
                                                                 Finance, 9.375% due
                                                                 7/30/2007...................     3,601,250      2,880,000
                             B+       B1        3,500,000      Tultex Corp., 10.625% due
                                                                 3/15/2005...................     3,500,000      3,815,000
                             B+       B2        3,500,000      Westpoint Stevens Industries,
                                                                 Inc., 9.375% due
                                                                 12/15/2005..................     3,291,250      3,675,000
                                                                                               ------------   ------------
                                                                                                 12,392,500     12,420,000
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--4.3%         BB-      NR*       5,000,000      Autopistas del Sol S.A.,
                                                                 10.25% due 8/01/2009(e).....     4,971,250      4,512,500
                             BB       Ba3       6,000,000      GS Superhighway Holdings,
                                                                 10.25% due 8/15/2007(e).....     5,956,875      5,250,000
                             B        NR*       4,500,000      MRS Logistica S.A., 10.625%
                                                                 due 8/15/2005(e)............     4,449,375      4,050,000
                             BB-      B1        4,000,000      Sea Containers Ltd., 12.50%
                                                                 due 12/01/2004..............     4,380,000      4,530,000
                             NR*      B3        3,700,000      Transtar Holdings Inc., 11.02%
                                                                 due 12/15/2003(d)...........     3,010,321      3,237,500
                             BB       Ba2       1,955,000      Viking Star Shipping Co.,
                                                                 9.625% due 7/15/2003........     1,858,894      1,984,325
                                                                                               ------------   ------------
                                                                                                 24,626,715     23,564,325
---------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P    MOODY'S     FACE                                                            VALUE
         INDUSTRY           RATINGS  RATINGS    AMOUNT                     ISSUE                   COST        (NOTE 1a)
  ---------------------------------------------------------------------------------------------------------------------
UTILITIES--4.6%              BB-      B1      $ 3,137,000      Beaver Valley Funding Corp.,
                                                                 9% due 6/01/2017............  $  2,952,025   $  3,487,591
                             BB       Ba2       1,000,000      Cleveland Electric
                                                                 Illuminating Co., 9.50% due
                                                                 5/15/2005...................       998,080      1,109,020
                             NR*      NR*       2,500,000      Companhia de Saneamento Basico
                                                                 do Estado de Sao-Paulo, 10%
                                                                 due 7/28/2005(e)............     2,340,000      2,225,000
                             BB-      B1        5,000,000      Espirito Santo--Escelsa S.A.,
                                                                 10% due 7/15/2007(e)........     4,973,750      4,475,000
                             BB+      NR*       3,000,000      Inversora de Electrica, 9% due
                                                                 9/16/2004(e)................     3,000,000      2,850,000
                             BBB-     Ba3       4,000,000      Metrogas S.A., 12% due
                                                                 8/15/2000...................     3,935,000      4,270,000
                             BBB-     Baa3      2,974,800      Trans Gas de Occidente S.A.,
                                                                 9.79% due
                                                                 11/01/2010(e)(f)............     2,974,800      3,193,034
                                                               Tucson Electric & Power
                                                                 Co.(f):
                             NR*      NR*       3,070,687      10.21% due 1/01/2009..........     2,948,074      3,225,848
                             NR*      NR*         500,000      +10.732% due 1/01/2013........       461,050        530,910
                                                                                               ------------   ------------
                                                                                                 24,582,779     25,366,403
---------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT--0.2%       D        Ca        3,500,000      Mid-American Waste Systems,
                                                                 Inc., 12.25% due
                                                                 2/15/2003(c)................     2,233,034        980,000
---------------------------------------------------------------------------------------------------------------------
WIRELESS                     BB+      Ba3       3,000,000      Comcast Cellular, 9.50% due
COMMUNICATION--                                                  5/01/2007...................     2,995,110      3,127,500
DOMESTIC PAGING--5.5%        CCC      NR*       7,505,000      McCaw International Ltd.,
                                                                 12.484%
                                                                 due 4/15/2007(d)............     4,541,468      4,427,950
                             B-       B3        8,000,000      Millicom International
                                                                 Cellular S.A., 13.31% due
                                                                 6/01/2006(d)................     5,169,816      5,880,000
                             NR*      NR*      10,000,000      Nextel Communications, Inc.,
                                                                 13.128%
                                                                 due 8/15/2004(d)............     7,463,115      8,900,000
                             B        B2        4,000,000      Paging Network, Inc., 10% due
                                                                 10/15/2008..................     4,000,000      4,160,000
                             B-       B2        4,000,000      USA Mobile Communications
                                                                 Holdings, Inc., 9.50% due
                                                                 2/01/2004...................     3,662,500      3,900,000
                                                                                               ------------   ------------
                                                                                                 27,832,009     30,395,450
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS IN CORPORATE
                                                               BONDS--81.0%                     450,252,162    448,526,710
---------------------------------------------------------------------------------------------------------------------

                                                SHARES
                                                 HELD                 PREFERRED STOCKS
  ---------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--1.6%        BB-      B2           55,797      Cablevision Systems Corp.
                                                                 (Series M)(a)...............     4,427,500      6,444,554
                             BB+      Ba3          95,000      TCI Communications Financing
                                                                 II..........................     2,541,250      2,541,250
                                                                                               ------------   ------------
                                                                                                  6,968,750      8,985,804
---------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--       B-       NR*           3,304      NTL, Inc.(a)..................     3,310,650      3,799,600
0.7%
---------------------------------------------------------------------------------------------------------------------
ENERGY--0.4%                 B+       Caa1          2,000      Clark USA, Inc.(a)(c)(e)......     2,000,000      2,120,000
---------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.2%          BB+      Ba3           5,945      Time Warner Inc. (Series
                                                                 M)(a).......................     6,006,885      6,673,263
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.6%     BB       Ba2         120,000      California Federal Bank
                                                                 (Series A)..................     3,030,000      3,150,000
---------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING--0.3%  NR*      NR*          15,704      Primedia Inc. (Series B)(a)...     1,557,630      1,692,110
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P    MOODY'S    SHARES                                                           VALUE
         INDUSTRY           RATINGS  RATINGS     HELD                 PREFERRED STOCKS             COST        (NOTE 1a)
  ---------------------------------------------------------------------------------------------------------------------
STEEL--0.6%                  BB+      Ba2         120,000      USX Capital Corp..............  $  3,000,000   $  3,045,000
---------------------------------------------------------------------------------------------------------------------
TELEPHONY--COMPETITIVE       CCC+     Ccc2          3,343      Intermedia Community of
LOCAL EXCHANGE--0.7%                                             Florida(a)..................     3,315,503      4,028,315
---------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--    NR*      NR*           2,060      Nextel Communications,
DOMESTIC PAGING--0.4%                                            Inc.(a)(c)..................     2,067,950      2,348,400
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS IN PREFERRED
                                                               STOCKS--6.5%                      31,257,368     35,842,492
---------------------------------------------------------------------------------------------------------------------
                                                                       COMMON STOCKS
  ---------------------------------------------------------------------------------------------------------------------
ENERGY--0.2%                                       86,527      CHI Energy, Inc. (Series
                                                                 A)(c).......................     1,257,994      1,124,851
---------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.2%                                93,747      On Command Corporation(c).....     2,744,654      1,171,838
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.0%                             311      Thermadyne Industries,
                                                                 Inc.(c).....................         4,495          8,786
---------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.0%                                 53,022      Grand Union Co.(c)............     3,090,000        109,358
---------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATION--                            9,295      Nextel Communications, Inc.
DOMESTIC PAGING--0.1%                                            (Class A)(c)................       149,988        239,346
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS IN COMMON
                                                               STOCKS--0.5%                       7,247,131      2,654,179
---------------------------------------------------------------------------------------------------------------------

                                                                     TRUSTS & WARRANTS
  ---------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--0.0%                              23,350      American Telecasting, Inc.
                                                                 (Warrants)(b)...............         4,776          9,340
---------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.0%                                29,830      On Command Corporation
                                                                 (Warrants)(b)...............       238,640        165,929
---------------------------------------------------------------------------------------------------------------------
GAMING--0.0%                                          250      +Goldriver Hotel & Casino
                                                                 Finance Corp. (Liquidating
                                                                 Trust)(c)...................         6,000              0
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS IN TRUSTS &
                                                               WARRANTS--0.0%                       249,416        175,269
---------------------------------------------------------------------------------------------------------------------

                                                 FACE
                                                AMOUNT             SHORT-TERM SECURITIES
   ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--6.9%                      $15,000,000      AIG Funding, Inc., 6.05%
                                                                 due 1/05/1998...............     14,987,396      14,987,396
                                               23,252,000      General Motors Acceptance
                                                                 Corp., 6.75% due
                                                                 1/02/1998...................     23,243,280      23,243,280
                                                                                               -------------   -------------
                                                                                                  38,230,676      38,230,676
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY                           20,000,000      Federal Home Loan Mortgage
OBLIGATIONS**--3.6%                                              Corp., 5.75%
                                                                 due 1/07/1998...............     19,977,639      19,977,639
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS IN SHORT-
                                                               TERM SECURITIES--10.5%             58,208,315      58,208,315
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS--98.5%......  $ 547,214,392     545,406,965
                                                                                               =============
                                                               OTHER ASSETS LESS
                                                               LIABILITIES--1.5%.............                      8,539,150
                                                                                                               -------------
                                                               NET ASSETS--100.0%............                  $ 553,946,115
                                                                                                               =============
---------------------------------------------------------------------------------------------------------------------

* Not Rated.

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

(a) Represents a pay-in-kind security which may pay interest/dividend in additional face/shares.

(b) Warrants entitle the portfolio to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustment under certain conditions until the expiration date.

(c) Non-income producing security.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

(d) Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Subject to principal paydowns.

(g) Represents a step bond. Coupon payments are paid-in-kind, in which the Fund receives additional face amount at an annual rate of 1.75% until May 15, 2000. Subsequently, the Fund will receive cash coupon payments at an annual rate of 15.75% until maturity.

(h) Each $1,000 face amount contains one warrant of Australis Media Ltd.

+ Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $531,000, representing 0.10% of net assets.

 ---------------------------------------------------------------------------------------------------------------------
                                                                                                                VALUE
                                  ISSUE                                       ACQUISITION DATE      COST      (NOTE 1a)
 ---------------------------------------------------------------------------------------------------------------------
Goldriver Hotel & Casino Finance Corp. (Liquidating Trust)                        8/31/1992       $  6,000           0
Tucson Electric & Power Co., 10.732% due 1/01/2013                                3/01/1993        461,050    $530,910
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                             $467,050    $530,910
                                                                                                  =========   ==========
---------------------------------------------------------------------------------------------------------------------
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$547,214,392) (Note 1a)..........................                 $545,406,965
Receivables:
  Interest...............................................................................   $9,514,440
  Capital shares sold....................................................................      305,252       9,819,692
                                                                                            ----------
Prepaid expenses and other assets........................................................                      518,950
                                                                                                          ------------
Total assets.............................................................................                  555,745,607
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Custodian bank (Note 1e)...............................................................    1,388,107
  Investment adviser (Note 2)............................................................      232,354
  Capital shares redeemed................................................................        4,434       1,624,895
                                                                                            ----------
Accrued expenses and other liabilities...................................................                      174,597
                                                                                                          ------------
Total liabilities........................................................................                    1,799,492
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS...............................................................................                 $553,946,115
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized+..........                 $  4,806,620
Paid-in capital in excess of par.........................................................                  544,656,068
Undistributed investment income--net.....................................................                    4,466,281
Undistributed realized capital gains on investments--net.................................                    1,824,573
Unrealized depreciation on investments--net..............................................                   (1,807,427)
                                                                                                          ------------
NET ASSETS...............................................................................                 $553,946,115
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $553,946,115 and 48,066,198 shares outstanding...........                 $      11.52
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
+ The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1B & 1C):
Interest and discount earned..............................................................                 $43,216,855
Dividends.................................................................................                   2,561,182
Other income..............................................................................                     502,196
                                                                                                           -----------
Total income..............................................................................                  46,280,233
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2).........................................................   $2,277,140
Accounting services (Note 2)..............................................................      106,402
Professional fees.........................................................................       77,385
Custodian fees............................................................................       45,407
Registration fees.........................................................................       37,427
Pricing services..........................................................................        8,810
Directors' fees and expenses..............................................................        8,765
Transfer agent fees (Note 2)..............................................................        5,006
Other.....................................................................................        2,254
                                                                                             ----------
Total expenses............................................................................                   2,568,596
                                                                                                           -----------
Investment income--net....................................................................                  43,711,637
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES 1C & 3):
Realized gain on investments--net.........................................................                   8,171,656
Change in unrealized appreciation/depreciation on investments--net........................                  (2,363,743)
                                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................                 $49,519,550
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  FOR THE
                                                                                                 YEAR ENDED
                                                                                                DECEMBER 31,
                                                                                        ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                          1997            1996
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...............................................................   $43,711,637     $36,909,359
Realized gain (loss) on investments--net.............................................     8,171,656      (3,777,610)
Change in unrealized appreciation/depreciation on investments--net...................    (2,363,743)      8,565,962
                                                                                        ------------    ------------
Net increase in net assets resulting from operations.................................    49,519,550      41,697,711
                                                                                        ------------    ------------
--------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D):
Investment income--net:
  Class A............................................................................   (42,928,118)    (36,130,450)
Realized gain on investments--net:
  Class A............................................................................      (972,470)             --
                                                                                        ------------    ------------
Net decrease in net assets resulting from dividends and distributions to
  shareholders.......................................................................   (43,900,588)    (36,130,450)
                                                                                        ------------    ------------
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions...................   133,712,235      52,695,717
                                                                                        ------------    ------------
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets.........................................................   139,331,197      58,262,978
Beginning of year....................................................................   414,614,918     356,351,940
                                                                                        ------------    ------------
End of year*.........................................................................   $553,946,115    $414,614,918
                                                                                        ============    ============
--------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net (Note 1f).....................................   $ 4,466,281     $ 3,786,391
                                                                                        ============    ============
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN       -------------------------------------------------------------------------
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL                           FOR THE YEAR ENDED DECEMBER 31,
STATEMENTS.                                             -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                    1997+        1996+            1995            1994            1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................      $  11.39     $    11.25      $    10.61      $    12.06      $    11.13
                                                          --------       --------        --------        --------        --------
Investment income--net..............................          1.05           1.08            1.09            1.05             .95
Realized and unrealized gain (loss) on
  investments--net..................................           .14            .12             .65           (1.47)            .95
                                                          --------       --------        --------        --------        --------
Total from investment operations....................          1.19           1.20            1.74            (.42)           1.90
                                                          --------       --------        --------        --------        --------
Less dividends and distributions:
  Investment income--net............................         (1.04)         (1.06)          (1.10)          (1.03)           (.97)
  Realized gain on investments--net.................          (.02)            --              --              --              --
                                                          --------       --------        --------        --------        --------
Total dividends and distributions...................         (1.06)         (1.06)          (1.10)          (1.03)           (.97)
                                                          --------       --------        --------        --------        --------
Net asset value, end of year........................      $  11.52     $    11.39      $    11.25      $    10.61      $    12.06
                                                          ========       ========        ========        ========        ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..................        11.00%         11.27%          17.21%          (3.59%)         17.84%
                                                          ========       ========        ========        ========        ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................          .54%           .54%            .55%            .61%            .72%
                                                          ========       ========        ========        ========        ========
Investment income--net..............................         9.11%          9.50%           9.92%           9.73%           8.62%
                                                          ========       ========        ========        ========        ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..............      $553,946     $  414,615      $  356,352      $  255,719      $  163,428
                                                          ========       ========        ========        ========        ========
Portfolio turnover..................................        53.63%         48.92%          41.60%          51.88%          35.67%
                                                          ========       ========        ========        ========        ========
---------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Effective September 17, 1997, each fund's existing class of shares was designated as Class A and each fund began offering Class B Shares. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. High Current Income Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (d) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

  (e) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from a timing difference of a security transaction settlement.

  (f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $103,629 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Prime Bond Fund at the following annual rates: 0.55% of such average daily net assets not exceeding $250 million; 0.50% of such average daily net assets in excess of $250 million but not more than $500 million; 0.45% of such average daily net assets in excess of $500 million but not more than $750 million; and 0.40% of such average daily net assets in excess of $750 million. For the year ended December 31, 1997, the aggregate average daily net assets of the Fund and Prime Bond Fund was approximately $1,003,875,000.

--------------------------------------------------------------------------------

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., earned $1,250 in commissions on the execution of portfolio security transactions.

  For the year ended December 31, 1997, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $7,008 for providing security price quotations to compute the Fund's net asset value.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.
3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $323,346,117 and $222,609,834, respectively.

  Net realized and unrealized gains(losses) as of December 31, 1997 were as follows:

---------------------------------------------------------

                                                       Realized
                                                         Gains        Unrealized
                                                       (Losses)         Losses
---------------------------------------------------------
Long-term investments..............................   $ 8,171,687    $ (1,807,427)
Short-term investments.............................           (31)             --
                                                       ----------     -----------
Total..............................................   $ 8,171,656    $ (1,807,427)
                                                       ==========     ===========
---------------------------------------------------------

  At December 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $2,395,717, of which $25,300,888 related to appreciated securities and $27,696,605 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $547,802,682.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $133,712,235 and $52,695,717 for the years ended December 31, 1997 and December 31, 1996, respectively.

  Transactions in capital shares were as follows:

---------------------------------------------------------

        Class A Shares for the Year Ended                            Dollar
                December 31, 1997                     Shares         Amount
---------------------------------------------------------
Shares sold.......................................    9,559,388   $ 109,578,509
Shares issued to shareholders in reinvestment of
 dividends and distributions......................    3,761,677      42,928,115
                                                     ----------     -----------
Total issued......................................   13,321,065     152,506,624
Shares redeemed...................................   (1,644,648)    (18,794,389)
                                                     ----------     -----------
Net increase......................................   11,676,417   $ 133,712,235
                                                     ==========     ===========
---------------------------------------------------------

---------------------------------------------------------

        Class A Shares for the Year Ended                            Dollar
                December 31, 1996                     Shares         Amount
---------------------------------------------------------
Shares sold.......................................    3,441,094   $  38,643,510
Shares issued to shareholders in reinvestment of
 dividends........................................    3,229,888      36,130,450
                                                    -----------   -------------
Total issued......................................    6,670,982      74,773,960
Shares redeemed...................................   (1,968,366)    (22,078,243)
                                                    -----------   -------------
Net increase......................................    4,702,616   $  52,695,717
                                                     ==========    ============
---------------------------------------------------------

5. SUBSEQUENT EVENT:

On January 2, 1998, the Company's Board of Directors declared an ordinary income dividend in the amount of $.099236 per Class A Share, payable on January 9, 1998 to shareholders of record as of December 31, 1997.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
HIGH CURRENT INCOME FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Current Income Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of High Current Income Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 12, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
DECEMBER 31, 1997--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1997, Index 500 Fund's Class A Shares had a total investment return of +32.81%, based on a change in per share net asset value from $10.17 to $13.48, and assuming reinvestment of $0.018 per share income dividends and $0.003 per share capital gains distributions. For the six months ended December 31, 1997, the Fund's Class A Shares had a total investment return of +10.42%, based on a change in per share net asset value from $12.21 to $13.48. (Additional performance information can be found on page 136 of this report to shareholders.)

THE ENVIRONMENT

  Volatility highlighted stock and bond markets worldwide during the six months ended December 31, 1997. The initial focus of investor concerns was the widening financial crisis in Asia. In the wake of a series of currency devaluations, many emerging economies are facing the challenges of higher interest rates, slowing economic growth and declining corporate earnings. Although the announcement of International Monetary Fund (IMF) loan packages to Thailand, Indonesia and South Korea initially reassured investors, the stringent terms of the loans and their potential negative impact on these already beleaguered economies are now being called into question. In Japan, the failure of several major financial institutions has undermined the prospects for economic recovery.

  As developments in Asia continue to unfold, US equity investors are trying to gauge the impact of poorer Asian economic prospects on multinational corporations. Although there have been periods of rising share prices, investor confidence has not been definitively restored. The US bond market benefited from a "flight to quality" as investors anticipated slower economic growth, but the release of stronger-than-expected economic statistics also prompted periods of declining bond prices.

  As 1998 begins, investors are likely to continue to focus on the prospects for the US economy within the context of international developments. Although the Federal Reserve Board did not tighten monetary policy at its November 12, 1997 meeting, it remains to be seen whether US economic growth remains moderate enough and inflationary pressures sufficiently contained to preclude an increase in short-term interest rates in early 1998. The ongoing developments in Asia will undoubtedly also influence the central bank's monetary policy decisions in the new year.

FISCAL YEAR IN REVIEW

  High levels of volatility within the US equity market have, to some extent, overshadowed the remarkable performance turned in by the Standard & Poor's 500 Index (S&P 500) during 1997. The Index continued its trend of extraordinary returns that has turned the last 16 years into a bull market of historic proportions. The year ended December 31, 1997 became the third straight year in which the unmanaged S&P 500 produced a total return in excess of 20%. It also became the seventh straight year of positive total returns for the S&P 500, which last produced a negative total return in 1990. Since 1982, the S&P 500 recorded a negative return only in 1990. For the three-year period ended December 31, 1997, the S&P 500 had a total return of +125.56%.

  The third quarter of 1997 began on a strong note for the S&P 500 as it gained 7.98% in July, easily the best month of the year. Having ended June at a level of 885.14, the Index finished July at an all-time high of 954.29. Concerns over stronger-than-expected economic growth and rising inflationary pressures led to the market's decline in August, with that month becoming only the second month of 1997 in which the S&P 500 posted a loss. These concerns were alleviated as lower interest rates fueled a powerful rebound in September and resulted in an overall third quarter total return of +7.49% for the S&P 500.

  By October 7, 1997, the S&P 500 had posted a new all-time high of 983.12. However, during October, turmoil in the financial and currency markets of the Far East led to significant and rapid declines in most markets of the world, with the S&P 500 and Dow Jones Industrial Average suffering their biggest one-day point declines in history on October 27, 1997. Although the S&P 500 lost nearly 65 points that day, the rebound on the following day saw it regain much of that loss, as the S&P 500 climbed by nearly 45 points, and posted a loss of 3.30% for the month of October. Inflationary concerns and worries about the situation in Asia appeared to be muted during November, with the S&P 500 rebounding strongly with a total return of +4.59%. This momentum continued into December as long-term interest rates continued their descent toward, and finally through, the 6% level. With the background of a strong bond market rally and continuing inflows into equity mutual funds, the S&P 500 reached a new all-

--------------------------------------------------------------------------------

time high of 983.79 on December 5, 1997, which it did not exceed by the end of the year.

  Although small-capitalization stocks did show signs of strength during certain periods of 1997, the rally late in the year was heavily concentrated in the larger-capitalization stocks which have powered the S&P 500 advance during most of the last three years. While the total return produced by the Index during the second half of the year was a sizeable +10.59%, much of this six-month period had the S&P 500 fluctuating, sometimes rapidly, in a range between 925 and 965. The gains produced during the first half of 1997 were far stronger at +20.59%. Having ended 1996 at 740.74, the S&P 500 closed 1997 at 970.43, a gain of nearly 230 points for the year. This advance resulted in a total return for 1997 of +33.36%.

  For the year ended December 31, 1997, the Fund's Class A Shares total return was +32.81%, compared to the unmanaged S&P 500 total return of +33.36% for the same period. The Fund's objective is to provide investment results that seek to replicate the total return (before expenses) of the S&P 500 Index. Therefore, the cumulative tracking deviation for the year, relative to the total return of the S&P 500, was -0.55%.

PORTFOLIO MATTERS

  We added several new equity positions to the Fund during the second half of 1997, as Standard & Poor's Corp. revised the composition of the Index in response to merger and acquisition activity affecting many of its constituents. Among the new equity positions initiated in the second half of 1997 were:
SunAmerica Inc. on July 16; Apache Corporation, Anadarko Petroleum Corporation and NextLevel Systems, Inc. on July 25; Owens-Illinois, Inc. and Progressive Corporation on August 1; Huntington Bancshares, Inc. and Mirage Resorts, Inc. on August 5 and 6, respectively; State Street Corporation on August 15; Clear Channel Communications, Inc. on August 29; KLA-Tencor Corporation on September 12; HBO & Company on October 22; Synovus Financial Corp. on November 26; BB&T Corporation on December 3; Cincinnati Financial Corporation on December 17; and Omnicom Group, Inc. on December 23.

  Net assets of the Fund continued to grow rapidly during the second half of 1997, increasing from $144.6 million on June 30, 1997 to $215.2 million on December 31, 1997. This represents a gain of 48.8% for net assets during the six-month period ended December 31, 1997. Nearly all of the Fund's assets are held in the form of a fully replicating portfolio of all 500 stocks which comprise the S&P 500. In addition, the Fund held a long position in futures contracts, which are used to equitize most daily cash flows into the Fund. At the end of December, the Fund's equity portfolio was valued at $209,586,482. In addition, the Fund held a long position of 25 S&P March 1998 futures contracts. Many of the Fund's futures contracts were converted into equity prior to the expiration of the December 1997 futures contracts, since it had been uneconomical to roll these contracts into the March contract during this period. The Fund seeks to be 100% invested in the S&P 500 at all times.

IN CONCLUSION

  We appreciate your investment in Index 500 Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies again with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Eric Mitofsky
Eric Mitofsky
Senior Vice President and Portfolio Manager

February 10, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                            INDEX 500
         MEASUREMENT PERIOD               FUND'CLASS A
        (FISCAL YEAR COVERED)                SHARES*         S&P 500 INDEX++
12/13/96**                                  10000                10000
DEC-96                                      10168                10175
DEC-97                                      13505                13570
   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  ** Commencement of operations.
   + The Fund may invest in all 500 stocks in the S&P 500 Index in approximately the same proportions as in the
     S&P 500 Index, in a statistically selected sample of the 500 stocks in the S&P 500 Index, or in related options and futures contracts.
  ++ This unmanaged market-weighted Index is comprised of 500 common stocks issued by companies in a wide range of businesses and which collectively represent a substantial portion of all common stocks publicly traded in the
     United States.
     Past performance is not predictive of future results.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/97                                                      +32.81%
--------------------------------------------------------------------------------
Inception (12/13/96) to 12/31/97                                          +33.16
--------------------------------------------------------------------------------

Index 500 Fund

Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                      12/13/96**        12/97
                                      ----------        -----

Index 500
Fund+--Class A Shares*                $10,000         $13,505
S&P 500 Index++                       $10,000         $13,570

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                  SHARES       VALUE
         COMMON STOCKS             HELD      (NOTE 1a)
-------------------------------------------------------
+3Com Corporation..............     9,577   $    334,596
ALLTEL Corporation.............     5,130        210,651
+ALZA Corporation..............     2,341         74,473
AMP Inc. ......................     6,067        254,814
+AMR Corporation...............     2,515        323,177
ASARCO Inc. ...................     1,117         25,063
AT&T Corp......................    44,975      2,754,719
Abbott Laboratories............    21,173      1,388,155
Adobe Systems Inc. ............     1,986         81,674
+Advanced Micro Devices,
  Inc. ........................     3,924         70,387
Aeroquip-Vickers Inc. .........       773         37,925
Aetna, Inc. ...................     4,113        290,224
Ahmanson (H.F.) & Company......     2,613        174,908
Air Products and Chemicals,
  Inc..........................     3,063        251,932
+Airtouch Communications,
  Inc. ........................    13,973        580,753
Alberto-Culver Company (Class
  B)...........................     1,543         49,472
Albertson's, Inc. .............     6,798        322,055
Alcan Aluminium Ltd............     6,255        172,794
Allegheny Teledyne, Inc. ......     4,828        124,925
Allergan, Inc. ................     1,807         60,647
AlliedSignal, Inc. ............    15,628        608,515
Allstate Corporation (The).....    11,870      1,078,686
Aluminum Company of America....     4,792        337,237
Amerada Hess Corporation.......     2,565        140,754
American Electric Power
  Company, Inc. ...............     5,233        270,154
American Express Company.......    12,866      1,148,291
American General Corporation...     6,742        364,489
American Greetings
  Corporation..................     2,075         81,184
American Home Products
  Corporation..................    17,984      1,375,776
American International Group,
  Inc. ........................    19,397      2,109,424
American Stores Company........     7,557        155,391
Ameritech Corporation..........    15,171      1,221,266
Amgen Inc. ....................     7,285        394,301
Amoco Corporation..............    13,479      1,147,400
Anadarko Petroleum
  Corporation..................     1,654        100,377
+Andrew Corporation............     2,496         59,904
Anheuser-Busch Companies,
  Inc. ........................    13,563        596,772
Aon Corporation................     4,608        270,144
Apache Corporation.............     2,504         87,797
+Apple Computer, Inc. .........     3,499         45,924
+Applied Materials, Inc. ......    10,085        303,811
Archer-Daniels-Midland
  Company......................    15,433        334,703
+Armco Inc. ...................     2,950         14,566
Armstrong World Industries,
  Inc. ........................     1,135         84,841
Ashland Inc. ..................     2,051        110,113
Atlantic Richfield Company.....     8,886        711,991
Autodesk, Inc. ................     1,308         48,396
Automatic Data Processing,
  Inc. ........................     8,105        497,444
+AutoZone, Inc. ...............     4,153        120,437
Avery Dennison Corporation.....     2,868        128,343
Avon Products, Inc. ...........     3,662        224,755
BB&T Corporation...............     3,789        242,733

                                  SHARES       VALUE
         COMMON STOCKS             HELD      (NOTE 1a)
-------------------------------------------------------
Baker Hughes, Inc. ............     4,667   $    203,598
Ball Corporation...............       840         29,663
Baltimore Gas and Electric
  Company......................     4,078        138,907
Banc One Corporation...........    16,248        882,470
Bank of New York Company, Inc.
  (The)........................    10,426        602,753
BankAmerica Corporation........    19,196      1,401,308
BankBoston Corporation.........     4,021        377,723
Bankers Trust New York
  Corporation..................     2,711        304,818
Bard (C.R.) Inc. ..............     1,575         49,317
Barnett Banks, Inc. ...........     5,339        383,741
Barrick Gold Corporation.......    10,317        192,154
Battle Mountain Gold Company...     6,358         37,353
Bausch & Lomb Inc. ............     1,531         60,666
Baxter International, Inc. ....     7,752        390,992
+Bay Networks, Inc. ...........     5,856        149,694
Becton, Dickinson and
  Company......................     3,408        170,400
Bell Atlantic Corporation......    21,472      1,953,952
BellSouth Corporation..........    27,473      1,547,073
Bemis Company, Inc. ...........     1,452         63,979
Beneficial Corporation.........     1,483        123,274
+Bethlehem Steel Corporation...     3,092         26,669
Biomet, Inc. ..................     3,080         78,925
Black & Decker Corporation
  (The)........................     2,605        101,758
Block (H & R) Inc. ............     2,872        128,702
Boeing Company (The)...........    27,695      1,355,324
Boise Cascade Corporation......     1,535         46,434
+Boston Scientific
  Corporation..................     5,362        245,982
Briggs & Stratton
  Corporation..................       697         33,848
Bristol-Myers Squibb Co. ......    27,523      2,604,364
Brown-Forman Corporation (Class
  B)...........................     1,906        105,307
Browning-Ferris Industries,
  Inc. ........................     5,459        201,983
Brunswick Corporation..........     2,725         82,602
Burlington Northern Santa Fe
  Inc. ........................     4,303        399,910
Burlington Resources Inc. .....     4,882        218,775
CBS Corporation................    19,523        574,708
CIGNA Corporation..............     2,066        357,547
CINergy Corporation............     4,355        166,851
CPC International Inc. ........     3,966        427,337
CSX Corporation................     6,040        326,160
CVS Corporation................     4,757        304,745
+Cabletron Systems, Inc. ......     4,362         65,430
Caliber System, Inc. ..........     1,079         52,534
Campbell Soup Company..........    12,665        736,153
Cardinal Health, Inc. .........     3,011        226,201
Carolina Power & Light
  Company......................     4,178        177,304
Case Corporation...............     2,078        125,589
Caterpillar, Inc. .............    10,305        500,437
+Cendant Corporation...........    21,899        752,778
Centex Corporation.............       792         49,847
Central and South West
  Corporation..................     5,837        157,964
+Ceridian Corporation..........     2,076         95,107
Champion International Corp....     2,639        119,580
+Charming Shoppes, Inc. .......     2,925         13,711

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                  SHARES       VALUE
         COMMON STOCKS             HELD      (NOTE 1a)
-------------------------------------------------------
Chase Manhattan Corp. (The)....    11,666   $  1,277,427
Chevron Corporation............    18,181      1,399,937
Chrysler Corporation...........    18,338        645,268
Chubb Corporation..............     4,710        356,194
Cincinnati Financial
  Corporation..................     1,512        212,814
Cincinnati Milacron Inc. ......     1,099         28,505
Circuit City Stores--Circuit
  City Group...................     2,707         96,268
+Cisco Systems, Inc. ..........    27,852      1,552,749
Citicorp.......................    12,671      1,602,090
+Clear Channel Communications,
  Inc. ........................     2,720        216,070
Clorox Company.................     2,854        225,644
Coastal Corporation (The)......     2,912        180,362
Coca-Cola Company (The)........    68,465      4,561,481
Cognizant Corporation..........     4,489        200,041
Colgate-Palmolive Company......     8,173        600,716
Columbia Gas System, Inc.
  (The)........................     1,524        119,729
Columbia/HCA Healthcare
  Corporation..................    17,926        531,058
Comcast Corporation (Class A)..     9,653        304,673
Comerica Inc. .................     2,908        262,447
Compaq Computer Corporation....    20,955      1,182,648
Computer Associates
  International, Inc. .........    15,133        800,157
+Computer Sciences
  Corporation..................     2,148        179,358
ConAgra, Inc. .................    13,079        429,155
Conseco, Inc. .................     5,196        236,093
Consolidated Edison Company of
  New York, Inc. ..............     6,491        266,131
Consolidated Natural Gas
  Company......................     2,622        158,631
Cooper Industries, Inc. .......     3,378        165,522
Cooper Tire & Rubber Company...     2,193         53,454
Coors (Adolph) Company (Class
  B)...........................     1,032         34,314
CoreStates Financial Corp......     5,475        438,342
Corning, Inc. .................     6,398        237,526
+Costco Companies, Inc. .......     5,849        261,012
Countrywide Credit Industries,
  Inc. ........................     2,964        127,082
Crane Co. .....................     1,266         54,913
Crown Cork & Seal Company,
  Inc. ........................     3,546        177,743
Cummins Engine Company, Inc. ..     1,077         63,610
Cyprus Amax Minerals Co. ......     2,577         39,621
+DSC Communications
  Corporation..................     3,244         77,856
DTE Energy Company.............     4,008        139,028
Dana Corporation...............     2,888        137,180
Darden Restaurants, Inc. ......     4,235         52,938
+Data General Corporation......     1,323         23,070
Dayton Hudson Corporation......     6,036        407,430
Deere & Company................     6,973        406,613
+Dell Computer Corporation.....     9,037        759,108
Delta Air Lines, Inc. .........     2,044        243,236
Deluxe Corporation.............     2,271         78,350
+Digital Equipment
  Corporation..................     4,091        151,367
Dillard Department Stores, Inc.
  (Class A)....................     3,061        107,900
                                  SHARES       VALUE
         COMMON STOCKS             HELD      (NOTE 1a)
-------------------------------------------------------
Disney (Walt) Company (The)....    18,690   $  1,851,478
Dominion Resources, Inc. ......     5,174        220,218
Donnelley (R.R.) & Sons Co. ...     4,050        150,863
Dover Corporation..............     6,156        222,386
Dow Chemical Company (The).....     6,304        639,856
Dow Jones & Company, Inc. .....     2,660        142,809
Dresser Industries, Inc. ......     4,857        203,690
Duke Energy Corporation........     9,950        550,981
Dun & Bradstreet Corp. (The)...     4,706        145,592
duPont (E.I.) de Nemours and
  Company......................    31,324      1,881,398
EG & G, Inc. ..................     1,293         26,911
+EMC Corporation...............    13,729        376,689
Eastern Enterprises............       561         25,245
Eastman Chemical Company.......     2,152        128,179
Eastman Kodak Company..........     9,012        548,042
Eaton Corporation..............     2,131        190,192
Echlin Inc. ...................     1,718         62,170
+Echo Bay Mines Ltd............     3,846          9,375
Ecolab Inc. ...................     1,785         98,956
Edison International...........    10,559        287,073
Emerson Electric Co. ..........    12,267        692,319
Engelhard Corporation..........     3,977         69,100
Enron Corp. ...................     8,802        365,833
Entergy Corporation............     6,752        202,138
Equifax Inc. ..................     4,182        148,200
Exxon Corporation++............    68,262      4,176,781
+FMC Corporation...............     1,024         68,928
FPL Group, Inc. ...............     5,047        298,719
+Federal Express
  Corporation .................     3,155        192,652
Federal Home Loan Mortgage
  Corp. .......................    19,239        806,836
Federal National Mortgage
  Association..................    29,371      1,675,983
+Federated Department Stores,
  Inc. ........................     5,785        249,117
Fifth Third BanCorp. ..........     4,262        348,419
First Chicago NBD Corporation..     8,053        672,426
First Data Corporation.........    11,849        346,583
First Union Corporation........    17,369        890,161
+FirstEnergy Corp. ............     6,364        184,556
Fleet Financial Group, Inc. ...     6,915        518,193
Fleetwood Enterprises, Inc. ...       983         41,716
Fluor Corporation..............     2,316         86,561
Ford Motor Company.............    33,218      1,617,301
Fort James Corporation.........     5,780        221,085
Fortune Brands Inc. ...........     4,757        176,306
Foster Wheeler Corporation.....     1,121         30,337
Freeport-McMoRan Copper & Gold
  Inc. (Class B)...............     5,353         84,310
Frontier Corporation...........     4,524        108,859
+Fruit of the Loom, Inc. (Class
  A)...........................     2,026         51,916
GPU, Inc. .....................     3,331        140,318
GTE Corporation................    26,506      1,384,939
Gannett Co., Inc. .............     7,853        485,414
Gap, Inc. (The)................    11,126        394,260
General Dynamics Corporation...     1,736        150,056

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                  SHARES       VALUE
         COMMON STOCKS             HELD      (NOTE 1a)
-------------------------------------------------------
General Electric Company++.....    90,567   $  6,645,354
General Mills, Inc. ...........     4,380        313,718
General Motors Corporation.....    19,579      1,186,977
General Re Corporation.........     2,202        466,824
General Signal Corporation.....     1,378         58,134
Genuine Parts Company..........     4,981        169,043
Georgia-Pacific Corporation....     2,525        153,394
Giant Food, Inc. (Class A).....     1,650         55,584
Gillette Company (The).........    15,484      1,555,174
Golden West Financial
  Corporation..................     1,582        154,739
Goodrich (B.F.) Company
  (The)........................     1,961         81,259
Goodyear Tire & Rubber Co.
  (The)........................     4,297        273,397
Grace (W.R.) & Co. ............     2,033        163,529
Grainger (W.W.), Inc. .........     1,375        133,633
Great Atlantic & Pacific Tea
  Co., Inc. ...................     1,054         31,291
Great Lakes Chemical
  Corporation..................     1,657         74,358
Green Tree Financial
  Corporation..................     3,780         98,989
Guidant Corporation............     4,091        254,665
HBO & Company..................     5,531        265,488
+HEALTHSOUTH Corporation.......    10,896        302,364
Halliburton Company............     7,251        376,599
Harcourt General, Inc. ........     1,959        107,255
Harland (John H.) Company
  (The)........................       854         17,934
Harnischfeger Industries,
  Inc. ........................     1,357         47,919
+Harrah's Entertainment,
  Inc. ........................     2,794         52,737
Harris Corporation.............     2,210        101,384
Hartford Financial Services
  Group Inc. (The).............     3,246        303,704
Hasbro, Inc. ..................     3,500        110,250
Heinz (H.J.) Company...........    10,164        516,458
Helmerich & Payne, Inc. .......       688         46,698
Hercules Inc. .................     2,673        133,817
Hershey Foods Corporation......     3,959        245,211
Hewlett-Packard Company........    28,773      1,798,313
Hilton Hotels Corporation......     6,907        205,483
Home Depot, Inc. (The).........    20,250      1,192,219
Homestake Mining Company.......     4,053         35,970
Honeywell Inc. ................     3,502        239,887
Household International,
  Inc. ........................     2,938        374,779
Houston Industries Inc. .......     7,890        210,564
+Humana, Inc. .................     4,496         93,292
Huntington Bancshares, Inc. ...     5,288        190,368
+ITT Corporation...............     3,217        266,609
ITT Industries, Inc. ..........     3,264        102,408
Ikon Office Solutions, Inc. ...     3,699        104,034
Illinois Tool Works Inc. ......     6,900        414,863
Inco Limited...................     4,632         78,744
Ingersoll-Rand Company.........     4,590        185,895
Inland Steel Industries,
  Inc. ........................     1,351         23,136
Intel Corporation..............    45,289      3,181,552
International Business Machines
  Corp. .......................    26,912      2,813,986
International Flavors &
  Fragrances Inc. .............     3,041        156,612
International Paper Company....     8,365        360,741
Interpublic Group of Companies,
  Inc. ........................     3,486        173,646
                                  SHARES       VALUE
         COMMON STOCKS             HELD      (NOTE 1a)
-------------------------------------------------------
Jefferson-Pilot Corporation....     1,961   $    152,713
Johnson & Johnson..............    37,229      2,452,460
Johnson Controls, Inc. ........     2,299        109,777
Jostens, Inc. .................     1,069         24,654
+KLA-Tencor Corporation........     2,315         89,417
Kaufman and Broad Home
  Corporation..................     1,073         24,075
Kellogg Company................    11,414        566,420
Kerr-McGee Corporation.........     1,335         84,522
KeyCorp Limited................     6,081        430,611
Kimberly-Clark Corporation.....    15,152        747,183
King World Productions,
  Inc. ........................     1,029         59,425
+Kmart Corporation.............    13,502        156,117
Knight-Ridder, Inc. ...........     2,337        121,524
Kroger Co. (The)...............     7,032        259,745
+LSI Logic Corporation.........     3,890         76,827
Laidlaw Inc. (Class B).........     9,091        123,865
Lilly (Eli) & Co...............    30,708      2,138,045
Limited, Inc. (The)............     7,487        190,919
Lincoln National Corporation...     2,868        224,063
Liz Claiborne, Inc. ...........     1,850         77,353
Lockheed Martin Corporation....     5,381        530,029
Loews Corporation..............     3,177        337,159
Longs Drug Stores Corporation..     1,078         34,631
Louisiana-Pacific
  Corporation..................     3,008         57,152
Lowe's Companies, Inc. ........     4,831        230,378
Lucent Technologies Inc. ......    17,764      1,418,899
MBIA, Inc. ....................     2,473        165,227
MBNA Corporation...............    13,842        378,060
MCI Communications
  Corporation..................    19,280        825,425
MGIC Investment Corporation....     3,156        209,874
Mallinckrodt Inc. .............     2,035         77,330
Manor Care, Inc. ..............     1,740         60,900
Marriott International,
  Inc. ........................     3,522        243,898
Marsh & McLennan Companies,
  Inc. ........................     4,702        350,593
Masco Corporation..............     4,564        232,193
Mattel, Inc. ..................     8,066        300,458
May Department Stores Company
  (The)........................     6,432        338,886
Maytag Corporation.............     2,628         98,057
McDermott International,
  Inc. ........................     1,517         55,560
McDonald's Corporation.........    19,032        908,778
McGraw-Hill Companies, Inc. ...     2,748        203,352
Mead Corporation (The).........     2,884         80,752
Medtronic, Inc. ...............    12,983        679,173
Mellon Bank Corporation........     7,047        427,224
Mercantile Stores Company,
  Inc. ........................     1,017         61,910
Merck & Co., Inc. .............    33,170      3,524,312
Meredith Corporation...........     1,476         52,675
Merrill Lynch & Co., Inc. .....     9,222        672,630
+Micron Technology Inc. .......     5,827        151,502
+Microsoft Corporation++.......    33,404      4,317,467
Millipore Corporation..........     1,197         40,623
Minnesota Mining &
  Manufacturing Company........    11,313        928,373
+Mirage Resorts, Inc. .........     4,966        112,976
Mobil Corporation..............    21,751      1,570,150
Monsanto Company...............    16,415        689,430

                                       139
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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                  SHARES       VALUE
         COMMON STOCKS             HELD      (NOTE 1a)
-------------------------------------------------------
Moore Corporation Limited (NY
  Registered Shares)...........     2,431   $     36,769
Morgan (J.P.) & Co., Inc. .....     4,948        558,505
Morgan Stanley Group Inc. .....    16,399        969,591
Morton International Inc. .....     3,716        127,737
Motorola, Inc. ................    16,525        942,958
NICOR Inc. ....................     1,364         57,544
Nacco Industries, Inc. (Class
  A)...........................       226         24,224
Nalco Chemical Company.........     1,856         73,428
National City Corporation......     5,951        391,278
+National Semiconductor
  Corporation..................     4,518        117,186
National Service Industries,
  Inc. ........................     1,196         59,277
NationsBank Corporation........    19,693      1,197,581
+Navistar International
  Corporation..................     2,083         51,684
New York Times Company (The)
  (Class A)....................     2,662        176,025
Newell Co. ....................     4,389        186,532
Newmont Mining Corporation.....     4,312        126,665
+NextLevel Systems, Inc. ......     4,094         73,180
+Niagara Mohawk Power Corp. ...     3,987         41,863
Nike Inc. (Class B)............     8,039        315,531
Nordstrom, Inc. ...............     2,135        128,901
Norfolk & Southern
  Corporation..................    10,438        321,621
Northern States Power
  Company......................     2,041        118,888
Northern Telecom Limited.......     7,251        645,339
Northrop Grumman Corporation...     1,833        210,795
Norwest Corporation............    20,908        807,571
+Novell, Inc. .................     9,676         72,570
Nucor Corporation..............     2,424        117,109
ONEOK, Inc. ...................       846         34,157
Occidental Petroleum
  Corporation..................     9,377        274,863
Omnicom Group, Inc. ...........     4,484        190,009
+Oracle Corporation............    27,131        605,360
+Oryx Energy Company...........     2,899         73,924
Owens Corning..................     1,443         49,242
+Owens-Illinois, Inc. .........     3,881        147,235
PACCAR Inc. ...................     2,168        113,820
PECO Energy Company............     6,146        149,040
PG&E Corporation...............    12,128        369,146
PNC Bank Corp. ................     8,444        481,836
PP&L Resources, Inc. ..........     4,591        109,897
PPG Industries, Inc. ..........     4,930        281,626
Pacific Enterprises............     2,332         87,741
PacifiCorp.....................     8,192        223,744
Pall Corporation...............     3,519         72,799
+Parametric Technology
  Company......................     3,544        167,897
Parker Hannifin Corporation....     3,081        141,341
Penney (J.C.) Company, Inc. ...     6,884        415,191
Pennzoil Company...............     1,290         86,188
Peoples Energy Corporation.....       965         37,997
Pep Boys--Manny, Moe & Jack
  (The)........................     1,748         41,733
PepsiCo, Inc. .................    41,996      1,530,229
Perkin-Elmer Corporation
  (The)........................     1,199         85,204
Pfizer Inc. ...................    35,800      2,669,337
                                  SHARES       VALUE
         COMMON STOCKS             HELD      (NOTE 1a)
-------------------------------------------------------
Pharmacia & Upjohn, Inc. ......    14,030   $    513,849
Phelps Dodge Corporation.......     1,627        101,281
Philip Morris Companies,
  Inc.++.......................    67,112      3,041,012
Phillips Petroleum Company.....     7,273        353,650
Pioneer Hi-Bred International,
  Inc. ........................     1,818        194,980
Pitney Bowes Inc. .............     3,991        358,941
Placer Dome, Inc. .............     6,615         83,928
Polaroid Corporation...........     1,251         60,908
Potlatch Corporation...........       795         34,185
Praxair, Inc. .................     4,334        195,030
Procter & Gamble Company
  (The)........................    37,204      2,969,344
Progressive Corporation........     1,977        236,993
Providian Corporation..........     2,633        118,979
Public Service Enterprise
  Group, Inc. .................     6,420        203,434
Pulte Corporation..............       605         25,297
Quaker Oats Company (The)......     3,833        202,191
Ralston Purina Company.........     2,933        272,586
Raychem Corporation............     2,380        102,489
Raytheon Company (Class A).....     3,361        165,744
Raytheon Company (Class B).....     6,021        304,060
+Reebok International Ltd. ....     1,539         44,342
Republic New York Corporation..     1,519        173,451
Reynolds Metals Company........     2,020        121,200
Rite Aid Corporation...........     3,452        202,589
Rockwell International
  Corporation..................     5,776        301,796
Rohm & Haas Company............     1,694        162,200
+Rowan Companies, Inc. ........     2,364         72,102
Royal Dutch Petroleum Co. (NY
  Registered Shares)...........    59,333      3,215,107
Rubbermaid Inc. ...............     4,139        103,475
Russell Corporation............     1,038         27,572
Ryder System, Inc. ............     2,150         70,412
SAFECO Corporation.............     3,907        189,978
SBC Communications Inc. .......    25,373      1,858,572
Safety-Kleen Corp. ............     1,609         44,147
Sara Lee Corporation...........    13,316        749,857
Schering-Plough Corporation....    20,256      1,258,404
Schlumberger Limited...........    13,693      1,102,286
Schwab (Charles) Corporation
  (The)........................     7,320        306,982
Scientific-Atlanta, Inc. ......     2,183         36,565
+Seagate Technology, Inc. .....     6,786        130,630
Seagram Company Ltd. (The).....     9,867        318,827
Sears, Roebuck and Co. ........    10,817        489,469
Service Corporation
  International................     6,962        257,159
Shared Medical Systems
  Corporation..................       666         43,956
Sherwin-Williams Company
  (The)........................     4,748        131,757
Sigma-Aldrich Corporation......     2,740        108,915
+Silicon Graphics, Inc. .......     5,183         64,464
Snap-On, Inc. .................     1,683         73,421
Sonat Inc. ....................     2,379        108,839
Southern Company (The).........    19,104        494,316
Southwest Airlines Co. ........     6,062        149,277
Springs Industries, Inc. ......       557         28,964

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                  SHARES       VALUE
         COMMON STOCKS             HELD      (NOTE 1a)
-------------------------------------------------------
Sprint Corporation.............    11,892   $    697,168
+St. Jude Medical, Inc. .......     2,525         77,012
St. Paul Companies, Inc.
  (The)........................     2,298        188,580
Standard & Poor's Depositary
  Receipts.....................     5,300        513,769
Stanley Works (The)............     2,455        115,845
State Street Corporation.......     4,441        258,411
+Stone Container Corporation...     2,740         28,599
Sun Company, Inc. .............     2,013         84,672
+Sun Microsystems, Inc. .......    10,370        413,504
SunAmerica Inc. ...............     5,395        230,636
SunTrust Banks, Inc. ..........     5,837        416,616
SuperValu Stores Inc. .........     1,662         69,596
Synovus Financial Corp. .......     4,827        158,084
Sysco Corporation..............     4,734        215,693
TJX Companies, Inc. (The)......     4,516        155,237
TRW Inc. ......................     3,409        181,955
Tandy Corporation..............     2,862        110,366
Tektronix, Inc. ...............     1,367         54,253
+Tele-Communications, Inc.
  (Class A)....................    14,020        391,684
+Tellabs, Inc. ................     5,003        264,534
Temple-Inland Inc. ............     1,536         80,352
+Tenet Healthcare
  Corporation..................     8,450        279,906
Tenneco, Inc. .................     4,717        186,321
Texaco, Inc. ..................    15,171        824,923
Texas Instruments Inc. ........    10,802        486,090
Texas Utilities Company........     6,822        283,539
Textron Inc. ..................     4,566        285,375
+Thermo Electron Corporation...     4,188        186,366
Thomas & Betts Corporation.....     1,520         71,820
Time Warner Inc. ..............    15,477        959,574
Times Mirror Company (The).....     2,646        162,729
Timken Company (The)...........     1,729         59,434
Torchmark Corporation..........     3,874        162,950
+Toys 'R' Us, Inc. ............     7,909        248,639
Transamerica Corporation.......     1,750        186,375
Travelers Group, Inc. .........    31,744      1,710,208
Tribune Company................     3,397        211,463
+Tricon Global Restaurants,
  Inc. ........................     4,233        123,022
Tupperware Corporation.........     1,710         47,666
Tyco International Ltd. .......    14,740        664,221
U S West Communications Group,
  Inc. ........................    13,374        603,502
+U S West Media Group, Inc. ...    16,786        484,696
UNUM Corporation...............     3,862        209,996
US Bancorp.....................     6,796        760,727
+USAir Group, Inc. ............     2,507        156,687
USF & G Corporation............     3,118         68,791
UST Inc. ......................     5,116        188,972
USX-Marathon Group, Inc. ......     7,945        268,144
USX-US Steel Group, Inc. ......     2,385         74,531
Unicom Corporation.............     5,962        183,331

                                  SHARES       VALUE
         COMMON STOCKS             HELD      (NOTE 1a)
-------------------------------------------------------
Unilever N.V. (NY Registered
  Shares)......................    17,721   $  1,106,455
Union Camp Corporation.........     1,918        102,973
Union Carbide Corporation......     3,435        147,490
Union Electric Company.........     3,789        163,874
Union Pacific Corporation......     6,833        426,635
Union Pacific Resources Group
  Inc. ........................     7,024        170,332
+Unisys Corporation............     4,830         67,016
United Healthcare
  Corporation..................     5,213        259,021
United States Surgical
  Corporation..................     2,095         61,410
United Technologies Corp. .....     6,448        469,495
Unocal Corporation.............     6,831        265,128
V.F. Corporation...............     3,381        155,315
+Viacom, Inc. (Class B)........     9,762        404,513
Wachovia Corporation...........     5,643        457,829
Wal-Mart Stores, Inc. .........    62,381      2,460,151
Walgreen Co. ..................    13,596        426,574
Warner--Lambert Company........     7,538        934,712
Washington Mutual Savings
  Bank.........................     7,123        454,536
Waste Management Inc. .........    12,596        346,390
Wells Fargo & Company..........     2,399        814,311
Wendy's International, Inc. ...     3,638         87,539
+Western Atlas, Inc. ..........     1,483        109,742
Westvaco Corporation...........     2,815         88,497
Weyerhaeuser Company...........     5,525        271,070
Whirlpool Corporation..........     2,054        112,970
Whitman Corporation............     2,844         74,122
Willamette Industries, Inc. ...     3,070         98,816
Williams Companies, Inc.
  (The)........................     8,796        249,586
Winn-Dixie Stores, Inc. .......     4,148        181,216
+Woolworth Corporation.........     3,699         75,367
+WorldCom, Inc. ...............    25,007        756,462
Worthington Industries,
  Inc. ........................     2,673         43,770
Wrigley (Wm.) Jr. Company
  (Class B)....................     3,208        255,236
Xerox Corporation..............     9,021        665,863
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST--$189,981,756)--97.4%                  209,586,482
-------------------------------------------------------

  SHORT-TERM OBLIGATIONS--        FACE
      COMMERCIAL PAPER*          AMOUNT
 -------------------------------------------------------
General Motors Acceptance
  Corp., 6.75% due
  1/02/1998..................  $ 5,268,000      5,267,012
-------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(COST--$5,267,012)--2.4%                        5,267,012
-------------------------------------------------------
TOTAL INVESTMENTS
(COST--$195,248,768)--99.8%                   214,853,494
VARIATION MARGIN ON FINANCIAL
  FUTURES
  CONTRACTS**--0.0%..........                         518
OTHER ASSETS LESS
  LIABILITIES--0.2%..........                     380,408
                                             ------------
NET ASSETS--100.0%...........                $215,234,420
                                             =============

--------------------------------------------------------------------------------
+ Non-income producing security.
++ Portion of holdings pledged as collateral for stock index futures contracts.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
** Financial futures contracts purchased as of December 31, 1997 were as follows:

---------------------------------------------------------------
NUMBER OF                             EXPIRATION       VALUE
CONTRACTS            ISSUE               DATE        (NOTE 1b)
---------------------------------------------------------------
    25        S&P 500 Stock Index     March 1998     $6,119,375
---------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED
(CONTRACT PRICE--$6,061,025)                         $6,119,375
                                                     ==========
---------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$195,248,768) (Note 1a)............................               $214,853,494
Receivables:
  Capital shares sold......................................................................  $793,038
  Dividends................................................................................   278,348
  Variation margin (Note 1b)...............................................................       518
  Securities sold..........................................................................       260        1,072,164
                                                                                             --------
Deferred organization expenses (Note 1e)...................................................                      8,169
Prepaid expenses and other assets..........................................................                     10,568
                                                                                                          ------------
Total assets...............................................................................                215,944,395
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Custodian bank (Note 1g).................................................................   302,013
  Capital shares redeemed..................................................................   213,787
  Investment adviser (Note 2)..............................................................    56,197
  Securities purchased.....................................................................    52,620          624,617
                                                                                             --------
Accrued expenses and other liabilities.....................................................                     85,358
                                                                                                          ------------
Total liabilities..........................................................................                    709,975
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................................................               $215,234,420
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized+............               $  1,596,923
Paid-in capital in excess of par...........................................................                181,290,757
Undistributed investment income--net.......................................................                  2,775,828
Undistributed realized capital gains on investments--net...................................                  9,907,836
Unrealized appreciation on investments--net................................................                 19,663,076
                                                                                                          ------------
NET ASSETS.................................................................................               $215,234,420
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $215,234,420 and 15,969,225 shares outstanding.............               $      13.48
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

+ The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1c & 1d):
Dividends (net of $10,703 foreign withholding tax)........................................                 $ 2,078,924
Interest and discount earned..............................................................                   1,166,875
                                                                                                           -----------
Total income..............................................................................                   3,245,799
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2).........................................................  $415,327
Registration fees.........................................................................    56,443
Accounting services (Note 2)..............................................................    33,298
Custodian fees............................................................................    29,101
Professional fees.........................................................................     6,383
Transfer agent fees (Note 2)..............................................................     4,590
Amortization of organization expenses (Note 1e)...........................................     2,112
Directors' fees and expenses..............................................................     1,123
Pricing services..........................................................................       611
Other.....................................................................................       541
                                                                                            --------
Total expenses before reimbursement.......................................................   549,529
Reimbursement of expenses (Note 2)........................................................   (79,567)
                                                                                            --------
Expenses after reimbursement..............................................................                     469,962
                                                                                                           -----------
Investment income--net....................................................................                   2,775,837
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET (NOTES 1b, 1d & 3):
Realized gain on investments--net.........................................................                   9,912,879
Change in unrealized appreciation on investments--net.....................................                  19,509,942
                                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................                 $32,198,658
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      FOR THE          FOR THE PERIOD
                                                                                     YEAR ENDED        DEC. 13, 1996+
                                                                                    DECEMBER 31,        TO DEC. 31,
                       INCREASE (DECREASE) IN NET ASSETS:                               1997                1996
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...........................................................   $ 2,775,837         $     16,863
Realized gain (loss) on investments--net.........................................     9,912,879                 (193)
Change in unrealized appreciation on investments--net............................    19,509,942              153,134
                                                                                    ------------         -----------
Net increase in net assets resulting from operations.............................    32,198,658              169,804
                                                                                    ------------         -----------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1f):
Investment income--net:
  Class A........................................................................       (16,872)                  --
Realized gain on investments--net:
  Class A........................................................................        (4,850)                  --
                                                                                    ------------         -----------
Net decrease in net assets resulting from dividends and distributions to
  shareholders...................................................................       (21,722)                  --
                                                                                    ------------         -----------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions...............   172,305,644              582,036
                                                                                    ------------         -----------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets.....................................................   204,482,580              751,840
Beginning of period..............................................................    10,751,840           10,000,000
                                                                                    ------------         -----------
End of period*...................................................................   $215,234,420        $ 10,751,840
                                                                                    ============         ===========
---------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net...........................................   $ 2,775,828         $     16,863
                                                                                    ============         ===========
---------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                  CLASS A
                                                                                       ------------------------------
                                                                                                           FOR THE
                                                                                                           PERIOD
                                                                                       FOR THE YEAR       DEC. 13,
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION                ENDED             1996+
PROVIDED IN THE FINANCIAL STATEMENTS.                                                  DECEMBER 31,      TO DEC. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                                                    1997             1996
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............................................       $  10.17          $ 10.00
                                                                                         --------          -------
Investment income--net............................................................            .17              .02
Realized and unrealized gain on investments--net..................................           3.16              .15
                                                                                         --------          -------
Total from investment operations..................................................           3.33              .17
                                                                                         --------          -------
Less dividends and distributions:
  Investment income--net..........................................................           (.02)              --
  Realized gain on investments--net...............................................             --++             --
                                                                                         --------          -------
Total dividends and distributions.................................................           (.02)              --
                                                                                         --------          -------
Net asset value, end of period....................................................       $  13.48          $ 10.17
                                                                                         ========          =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................................................         32.81%            1.68%++++
                                                                                         ========          =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement....................................................           .34%             .00%*
                                                                                         ========          =======
Expenses..........................................................................           .40%             .60%*
                                                                                         ========          =======
Investment income--net............................................................          2.01%            3.08%*
                                                                                         ========          =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........................................       $215,234          $10,752
                                                                                         ========          =======
Portfolio turnover................................................................         36.85%             .04%
                                                                                         ========          =======
Average commission rate paid......................................................         $.0158           $.0120
                                                                                         ========          =======
---------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of operations.

++ Amount is less than $.01 per share.

++++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc.("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Effective September 17, 1997, each fund's existing class of shares was designated as Class A Shares and each fund began offering Class B Shares. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Index 500 Fund (the "Fund") is classified as "non-diversified", as defined in the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last sale price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.

--------------------------------------------------------------------------------

Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Custodian Bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from differences in projected capital share transaction settlements.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.30% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1997, MLAM earned fees of $415,327, of which $79,567 was voluntarily waived.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $218,336,198 and $43,800,898, respectively.

  Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:
---------------------------------------------------------

                                          Realized      Unrealized
                                       Gains (Losses)      Gains
     ---------------------------------------------------------
Long-term investments................    $6,106,424     $19,604,726
Short-term investments...............          (936)             --
Options purchased....................         5,707              --
Options written......................         3,732              --
Financial futures contracts..........     3,797,952          58,350
                                         ----------     -----------
Total................................    $9,912,879     $19,663,076
                                         ==========     ===========
---------------------------------------------------------

  At December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $19,083,826, of which $24,062,080 related to appreciated securities and $4,978,254 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $195,769,668.

  Transactions in put options written for the year ended December 31, 1997 were as follows:
---------------------------------------------------------

                                        Nominal Value       Premiums
                                           Covered          Received
       ---------------------------------------------------------
Outstanding put options written,
 beginning of year.................            --                 --
Options written....................           300            $ 5,541
Options closed.....................          (300)            (5,541)
                                             ----            -------
Outstanding put options written,
 end of year.......................            --            $    --
                                             ====            =======
---------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $172,305,644 and $582,036 for the year ended December 31, 1997 and the period ended December 31, 1996, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares were as follows:

---------------------------------------------------------
Class A Shares for the Year Ended                         Dollar
December 31, 1997                           Shares        Amount
     ---------------------------------------------------------
Shares sold...........................    19,361,582   $225,105,550
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................         2,149         21,722
                                          ----------   ------------
Total issued..........................    19,363,731    225,127,272
Shares redeemed.......................    (4,451,853)   (52,821,628)
                                          ----------   ------------
Net increase..........................    14,911,878   $172,305,644
                                          ==========   ============
---------------------------------------------------------

-------------------------------------------------------------------
 Class A Shares for the Period December 13,                 Dollar
         1996+ to December 31, 1996             Shares      Amount
-------------------------------------------------------------------
Shares sold.................................    57,357     $582,138
Shares redeemed.............................       (10)        (102)
                                                ------     --------
Net increase................................    57,347     $582,036
                                                ======     ========
---------------------------------------------------------
+ Prior to December 13, 1996 (commencement of operations), the Fund issued 1,000,000 shares to MLLA for $10,000,000.

5. SUBSEQUENT EVENT:

On January 2, 1998, the Company's Board of Directors declared an ordinary income dividend in the amount of $.685491 per Class A Share and a long-term capital gains distribution in the amount of $.145045 per Class A Share payable on January 9, 1998 to shareholders of record as of December 31, 1997.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
INDEX 500 FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Index 500 Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and the period December 13, 1996 (commencement of operations) to December 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Index 500 Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND DECEMBER 31, 1997--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1997, International Equity Focus Fund's Class A Shares had a total investment return of -4.55%, based on a change in per share net asset value from $11.63 to $10.80, and assuming reinvestment of $0.226 per share income dividends and $0.087 per share capital gains distributions. For the six months ended December 31, 1997, the Fund's Class A Shares had a total investment return of -16.67%, based on a change in per share net asset value from $12.96 to $10.80. (Additional performance information can be found on page 154 of this report to shareholders.)

FISCAL YEAR IN REVIEW

  International equity markets provided poor returns in 1997. In particular, emerging markets declined by more than 16% in US dollar terms, according to the unmanaged International Finance Corporation's Asian Investables Index, as the Asian currency crisis severely impacted both liquidity and the intermediate-term outlook for earnings growth. However, among the major markets returns differed significantly. Japanese equities declined by more than 25% in US dollar terms, according to the unmanaged S&P World Japan Index, while European equities returned almost +24%, according to the unmanaged Financial Times/Standard & Poor's (FT/S&P) -- Actuaries European Index. However, even European returns failed to match the continued rally in US stocks which, according to the unmanaged S&P 500 Composite Index, provided a total return of +33.36% for the 12 months ended December 31, 1997.

  As outlined in our June semi-annual report, the investment process for International Equity Focus Fund changed during 1997. The Fund's new investment strategy seeks to add value over the intermediate term by conducting strategic allocations between countries and generally maintaining an overweighted stance in smaller and emerging markets. During 1997, our strategy of overweighting emerging markets negatively affected the return to shareholders.

  Performance in the second half of 1997 reflected positive contributions from underweighted positions in Japan and some Asian markets, together with currency hedges into US dollars, and negative contributions from underweighted positions in Germany, Switzerland and Holland. Overall, stock selection was a slightly negative factor in the second half of 1997 as the Fund remained overweighted in cyclical securities and underweighted in financial sectors.

PORTFOLIO MATTERS

  The Fund's effective cash position continued to rise in the second half of 1997 as we reduced our exposure to Japan and Asian markets. As of December 31, 1997, the Fund's effective cash position was approximately 18% of net assets. The Fund had approximately 37% invested in European equities, with overweighted positions in some peripheral markets and the United Kingdom, but underweighted positions in Germany, Holland and Switzerland. The Fund had 21% invested in Japan at year-end, down significantly from six months earlier. Other major investments were in Latin America, Canada and Australia.

  During the second half of 1997, we implemented new stock selection strategies in the United Kingdom, Germany, Australia and France. These investment strategies were designed to enhance stock selection in those countries by employing quantitative screening techniques which seek to highlight attractive stock opportunities. One consequence of implementing these new strategies was an increased level of turnover activity associated with the restructuring. Other portfolio activity concentrated on reducing exposure to Asian financial stocks.

ECONOMIC AND INVESTMENT ENVIRONMENT

  The consensus expectation for global economic growth in 1998 fell sharply in recent months as a result of the turmoil in the Asian markets and economies. Whereas a few months ago many analysts were expecting global growth in 1998 to match or exceed 1997's rise of about 4%, few now expect growth to exceed 3.25% in 1998. Against this backdrop, analysts have begun reducing earnings forecasts. However, to the extent that weaker economic growth allows global real bond yields to ease, we believe the impact on equity markets of slower earnings growth is likely to be softened. At this point, global equity returns in 1998 look unlikely to reach the double-digit levels of 1995--1996, but in our view a widespread bear market probably requires a rise in global inflationary pressures.

  Not surprisingly, the sharpest economic growth downgrades for 1998 have come in Asia. While the region has seen its currencies depreciate against the rest of the world in nominal terms, it remains to be seen how much higher inflation expected in 1998 may reduce the real depreciation. Meanwhile, many countries are

--------------------------------------------------------------------------------

entering 1998 with much tighter interest rate and fiscal policies as well as weaker financial systems. We have no plans to overweight Asia as a region until current account positions improve, the cyclical growth outlook brightens and structural improvements are delivered. There is also the problem that many Asian countries' stock markets have large weightings in property and/ or financial stocks that are vulnerable to asset price deflation. However, some markets do appear to offer attractive intermediate-term returns, notably India, Taiwan and, to a lesser extent, the Philippines.

  Latin America has withstood the initial impact of the Asian crisis relatively well. Our favored markets in the region are Mexico and Argentina, in light of sound economic management and recent noninflationary rises in domestic demand which have enhanced the prospect for earnings growth in 1998. Furthermore, after a period of sharp equity price increases, the recent correction in equity prices has restored the attractiveness of Latin American markets from a valuation perspective.

  Our intermediate-term expected equity returns for Japan remain among the highest for developed markets. However, the near-term growth outlook is poor, and a sustained rally in the equity market probably would require a package of measures to address the structural impediments to growth (such as a weak financial system and an inefficient property market) as well as providing a boost to cyclical prospects (for example, corporate tax cuts).

  The economic recovery in continental Europe has begun to spread from exports to domestic demand, even in Germany and France. In contrast to most regions, 12-month forward earnings estimates have been revised upward over the past six months. Exposure to the slowdown in Asia is likely to be relatively limited, which may allow the region to remain in what is often viewed as a "sweetspot" for equity markets where there is above-par economic growth with sufficient spare capacity to permit stable or even falling inflation. While two of the larger markets, Switzerland and the Netherlands, already appear significantly overvalued on an intermediate-term basis, better value appears to lie in France, Italy and Spain. European Monetary Union will be a major focus in 1998. Interest rate convergence is largely complete, but tax reform, corporate restructuring and merger and acquisition activity should be durable themes next year. The UK stock market looks to us well-positioned from both a value and flow of funds viewpoints to benefit in the near term from a downturn in interest rate expectations for 1998. Recent indicators have suggested that consumer spending growth has peaked and that net exports have finally begun to deteriorate in response to sterling's overvaluation.

  The US economy continues to exhibit late business cycle pressures. Delivery lags and labor market indicators are above thresholds that previously have coincided with higher inflation. The rally in the stock market since the sharp decline in October may reflect an increasingly accepted view that the slowdown in Asia will feed through into lower economic growth in the US in 1998, allowing the Federal Reserve Board to either leave interest rates unchanged for a prolonged period or reduce them slightly. However, we find it difficult to see how such a scenario remains consistent with analysts' long-term earnings growth forecasts, which remain around 15% per year. US profit margins already appear to be under some pressure from rising labor costs, notwithstanding the impact of increased competition from Asian imports and a generally stronger US dollar. If US economic growth continues to be robust, corporate earnings could surprise on the upside in 1998. But in such an environment, interest rates would appear likely to move higher than is currently discounted. In contrast, intermediate-term stock market return prospects in Canada and Australia look relatively attractive, notwithstanding the recent weakening in commodity prices.

  The US dollar is currently supported relative to the Deutschemark and yen by significant interest rate differentials. However, a risk to the dollar in 1998 is that the US current account deficit becomes a more significant factor. While economists have been busy revising Asian current account forecasts for 1998 in a favorable direction, reflecting currency depreciations and tighter policy stances, it is notable that this has not yet found its full counterpart in downward revisions to developed countries' current account estimates. It is conceivable that the US current account deficit could exceed 3% of gross domestic product in 1998, which would leave the US currency vulnerable to a change in relative interest rate trends.

IN CONCLUSION

  International equity markets provided significantly dispersed returns in the year ended December 31, 1997, as the Asian currency crisis impacted global markets, and Pacific Basin

--------------------------------------------------------------------------------

equity markets in particular. Much of this volatility occurred in the latter half of 1997. The Fund remains defensively positioned with overweighted positions in Canada, Australia, India, Mexico and some European markets. Effective cash weights are likely to remain between 10%--20% of net assets during the coming months.

  We appreciate your investment in International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies again with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Andrew Bascand
Andrew Bascand
Vice President and Portfolio Manager

February 12, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                      [Graph]

    * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
   ** Commencement of operations.
    + International Equity Focus Fund invests in a portfolio of securities of foreign countries, both developed and developing, throughout the world.
   ++ This unmanaged capitalization-weighted Index is comprised of over 1,800 companies in 24 countries, excluding the
      United States.
   Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/97                                                       -4.55%
--------------------------------------------------------------------------------
Inception (7/01/93) through 12/31/97                                       +3.95
--------------------------------------------------------------------------------

International Equity Focus Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Financial Times/Standard & Poor's-Actuaries World (Ex-US) Index. Beginning and ending values are:

                                        7/01/93**        12/97
                                        ---------        -----

International Equity
Focus Fund+--Class A Shares*            $10,000         $11,904
Financial Times/Standard & Poor's --
Actuaries World (Ex-US) Index++         $10,000         $13,771

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                           SHARES                                                VALUE       PERCENT OF
AFRICA           INDUSTRY                    HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA     BANKING                   60,980   Nedcor Ltd.
                                                      (GDR)(b)(e)............  $    719,592   $  1,353,341        0.3%
                                           10,259   Nedcor Ltd. (Ordinary)...       151,495        227,790        0.1
                                                                               ------------   ------------      -----
                                                                                    871,087      1,581,131        0.4
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                138,736   South African Breweries,
                                                      Ltd. ..................     3,702,680      3,422,763        0.8
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED               71,000   Sasol Limited............     1,000,038        744,449        0.2
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 49,800   Liberty Life Association
                                                      of Africa..............     1,352,849      1,279,811        0.3
                 -----------------------------------------------------------------------------------------------------
                 MINING                     5,150   Anglo American Corp. of
                                                      South Africa, Ltd. ....       347,236        208,160        0.1
                                           23,800   Anglo American Corp. of
                                                      South Africa, Ltd.
                                                      (ADR)(a) ..............     1,522,851        957,950        0.2
                                           47,300   Evander Gold Mines
                                                      Ltd. ..................       511,564         89,465        0.0
                                                                               ------------   ------------      -----
                                                                                  2,381,651      1,255,575        0.3
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST            29,000   Sappi Limited............       277,418        146,073        0.0
                 PRODUCTS
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      AFRICA                      9,585,723      8,429,802        2.0
---------------------------------------------------------------------------------------------------------------------

LATIN AMERICA
---------------------------------------------------------------------------------------------------------------------
ARGENTINA        BANKING                   15,120   Banco de Galicia y Buenos
                                                      Aires S.A. de C.V.
                                                      (ADR)(a) ..............       386,299        389,340        0.1
                                           17,361   Banco Frances del Rio de
                                                      la Plata S.A.
                                                      (ADR)(a)...............       508,326        475,257        0.1
                                                                               ------------   ------------      -----
                                                                                    894,625        864,597        0.2
                 -----------------------------------------------------------------------------------------------------
                 OIL & RELATED            128,921   Companhia Naviera Perez
                                                      Companc
                                                      S.A.C.F.I.M.F.A. (Class
                                                      B).....................       796,027        920,680        0.2
                                           19,180   Yacimientos Petroliferos
                                                      Fiscales S.A. (YPF)
                                                      (ADR)(a)...............       569,186        655,716        0.2
                                                                               ------------   ------------      -----
                                                                                  1,365,213      1,576,396        0.4
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE                8,350   IRSA Inversiones y
                                                      Representaciones S.A.
                                                      (GDR)(b)...............       300,550        314,169        0.1
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        22,490   Telefonica de Argentina
                                                      S.A. (Class B)
                                                      (ADR)(a)...............       809,006        837,753        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      ARGENTINA                   3,369,394      3,592,915        0.9
---------------------------------------------------------------------------------------------------------------------
BRAZIL           BEVERAGES              2,270,000   Companhia Cervejaria
                                                      Brahma S.A. PN
                                                      (Preferred)............     1,153,770      1,525,538        0.4
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS PRODUCERS     3,500,000  Petroleo Brasileiro
                                                      S.A.--Petrobras
                                                      (Preferred)............       920,556        818,548        0.2
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        16,044   Telecomunicacoes
                                                      Brasileiras S.A.--
                                                      Telebras (ADR)(a)......     1,748,375      1,868,123        0.4
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

LATIN AMERICA                              SHARES                                                VALUE       PERCENT OF
(CONCLUDED)      INDUSTRY                    HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
BRAZIL           UTILITIES--ELECTRIC        31,500  Companhia Energetica de
(CONCLUDED)                                           Minas Gerais S.A.
                                                      (CEMIG)(ADR)(a)........  $    963,150   $  1,362,375        0.3%
                                       22,500,000   Companhia Energetica de
                                                      Minas Gerais S.A.
                                                      (CEMIG)(Preferred).....     1,276,323        977,621        0.2
                                                                               ------------   ------------      -----
                                                                                  2,239,473      2,339,996        0.5
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      BRAZIL                      6,062,174      6,552,205        1.5
---------------------------------------------------------------------------------------------------------------------
CHILE            TELECOMMUNICATIONS        34,000   Compania de
                                                      Telecomunicaciones de
                                                      Chile S.A. (ADR)(a)....     1,133,183      1,015,750        0.2
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES                 20,480   Enersis S.A. (ADR)(a)....       530,086        593,920        0.2
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC        42,000  Chilgener S.A. (ADR)(a)
                                                      .......................     1,138,834      1,029,000        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      CHILE                       2,802,103      2,638,670        0.6
---------------------------------------------------------------------------------------------------------------------
MEXICO           BEVERAGES                144,400   Fomento Economico
                                                      Mexicano, S.A. de C.V.
                                                      (Femsa)(Class B).......       808,695      1,161,221        0.3
                 -----------------------------------------------------------------------------------------------------
                 BUILDING &               412,100   Empresas ICA Sociedad
                 CONSTRUCTION                         Controladora, S.A. de
                                                      C.V. ..................     1,060,022      1,112,332        0.3
                 -----------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS        275,100   Cementos Mexicanos, S.A.
                                                      de C.V. (Cemex) (Class
                                                      B)(d)..................     1,212,450      1,468,019        0.3
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED              155,800   Alfa, S.A. de C.V........       971,631      1,049,881        0.3
                 -----------------------------------------------------------------------------------------------------
                 HEALTH & PERSONAL         41,700   Kimberly-Clark de Mexico,
                                                      S.A. de C.V.
                                                      (ADR)(a)...............       867,363        969,525        0.2
                 -----------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY           203,500   Grupo Carso, S.A. de C.V.
                                                      'A1'...................     1,423,406      1,361,212        0.3
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       347,300   Carso Global Telecom,
                                                      S.A. de C.V. 'A1'......     1,116,346      1,405,061        0.3
                                          574,350   Telefonos de Mexico, S.A.
                                                      de C.V. (Series L).....     1,386,956      1,617,988        0.4
                                                                               ------------   ------------      -----
                                                                                  2,503,302      3,023,049        0.7
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      MEXICO                      8,846,869     10,145,239        2.4
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      LATIN AMERICA              21,080,540     22,929,029        5.4
---------------------------------------------------------------------------------------------------------------------
     NORTH
    AMERICA
 ---------------------------------------------------------------------------------------------------------------------
CANADA           ALUMINUM                  48,000   Alcan Aluminium Ltd. ....     1,655,994      1,321,501        0.3
                                            3,000   Alcan Aluminium Ltd. (NY
                                                      Registered Shares).....       116,813         82,875        0.0
                                                                               ------------   ------------      -----
                                                                                  1,772,807      1,404,376        0.3
                 -----------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS        232,000   Noranda Forest, Inc......     1,703,586      1,256,376        0.3
                 -----------------------------------------------------------------------------------------------------
                 GOLD PRODUCERS            72,000   Barrick Gold
                                                      Corporation............     1,631,428      1,340,787        0.3
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING           33,000   MSCI Canada Opals (Class
                                                      B)(e)..................     5,201,506      5,147,010        1.2
                                          148,000   Noranda, Inc. ...........     3,160,579      2,544,057        0.6
                                                                               ------------   ------------      -----
                                                                                  8,362,085      7,691,067        1.8
                 -----------------------------------------------------------------------------------------------------
                 OIL                      137,300   Ranger Oil Ltd. .........     1,297,033        935,417        0.2
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS PRODUCERS        19,000  Imperial Oil Ltd. .......     1,109,952      1,221,438        0.3
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        48,000   BC Telecom, Inc. ........     1,275,260      1,492,558        0.4
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

NORTH
AMERICA                                    SHARES                                                VALUE       PERCENT OF
(CONCLUDED)      INDUSTRY                    HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
CANADA           TELECOMMUNICATIONS        30,000   Newbridge Networks
(CONCLUDED)      & EQUIPMENT                          Corporation(d).........  $  1,101,083   $  1,049,193        0.3%
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION            82,300   Canadian Pacific Ltd. ...     2,529,363      2,214,066        0.5
                                            4,200   Canadian Pacific Ltd. (NY
                                                      Registered Shares).....       127,838        114,450        0.0
                                                                               ------------   ------------      -----
                                                                                  2,657,201      2,328,516        0.5
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      NORTH AMERICA              20,910,435     18,719,728        4.4
---------------------------------------------------------------------------------------------------------------------
    PACIFIC
     BASIN
 ---------------------------------------------------------------------------------------------------------------------
AUSTRALIA        AUTO-RELATED             153,100   Orbital Engine
                                                      Corporation Ltd.(d)....       101,098         68,771        0.0
                 -----------------------------------------------------------------------------------------------------
                 BANKING                  105,000   Australia and New Zealand
                                                      Banking Group Ltd. ....       647,142        693,120        0.2
                                           81,000   Coles Myer Limited.......       407,449        388,627        0.1
                                           15,300   Commonwealth Bank of
                                                      Australia..............       181,451        175,301        0.0
                                          288,172   National Australia Bank
                                                      Ltd. ..................     3,882,711      4,020,267        0.9
                                          254,900   Westpac Banking
                                                      Corporation Ltd. ......     1,552,426      1,628,866        0.4
                                                                               ------------   ------------      -----
                                                                                  6,671,179      6,906,181        1.6
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                  4,400   Foster's Brewing Group
                                                      Ltd. ..................         9,320          8,364        0.0
                 -----------------------------------------------------------------------------------------------------
                 BROADCAST--MEDIA          59,800   Seven Network Ltd. ......       230,952        216,450        0.1
                 -----------------------------------------------------------------------------------------------------
                 BUILDING &                74,600   James Hardie Industries
                 CONSTRUCTION                         Ltd. ..................       230,234        217,229        0.1
                 -----------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS        195,600   Boral Ltd. ..............       603,764        494,062        0.1
                                          183,300   CSR Ltd. ................       703,928        620,507        0.1
                                                                               ------------   ------------      -----
                                                                                  1,307,692      1,114,569        0.2
                 -----------------------------------------------------------------------------------------------------
                 CLOSED-END FUNDS          68,200   Franked Income Fund
                                                      (Units)................       202,914        194,464        0.0
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES        25,000  Mayne Nickless Ltd. .....       142,510        131,990        0.0
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED               29,200   Email Ltd. ..............       102,629         68,889        0.0
                                           29,500   Smith (Howard) Ltd. .....       235,283        244,665        0.1
                                           41,700   Southcorp Ltd. ..........       142,694        137,905        0.0
                                           29,800   Wesfarmers Ltd. .........       267,024        249,326        0.1
                                                                               ------------   ------------      -----
                                                                                    747,630        700,785        0.2
                 -----------------------------------------------------------------------------------------------------
                 FOOD & BEVERAGE           48,000   Coca-Cola Amatil,
                                                      Ltd. ..................       437,994        358,290        0.1
                 -----------------------------------------------------------------------------------------------------
                 FOODS                     56,200   Burns, Philp & Company,
                                                      Ltd. ..................       102,741          8,781        0.0
                                           27,000   Foodland Associated
                                                      Ltd. ..................       205,981        201,977        0.1
                                           10,000   Goodman Fielder Ltd. ....        14,010         15,884        0.0
                                           71,600   National Foods Ltd. .....       100,996        111,215        0.0
                                                                               ------------   ------------      -----
                                                                                    423,728        337,857        0.1
                 -----------------------------------------------------------------------------------------------------
                 HOTELS                   160,500   AAPC Limited.............       102,285         65,826        0.0
                 -----------------------------------------------------------------------------------------------------
                 INVESTMENT                54,400   Australian Foundation
                 MANAGEMENT                           Investment Company
                                                      Ltd. ..................        99,667        102,702        0.0
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                     22,636   The News Corp., Ltd.
                                                      (Ordinary).............       119,206        124,814        0.0
                                           52,772   The News Corp., Ltd.
                                                      (Preferred)............       224,225        260,889        0.1
                                                                               ------------   ------------      -----
                                                                                    343,431        385,703        0.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
     BASIN                             SHARES                                                    VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY          HELD               INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
AUSTRALIA        METALS & MINING           35,500   Aberfoyle Ltd. ..........  $     99,964   $     57,776        0.0%
(CONCLUDED)                                72,000   Ashton Mining Ltd. ......       100,285         63,230        0.0
                                           56,800   Comalco Ltd. ............       238,328        234,433        0.1
                                           40,900   Metal Manufactures
                                                      Ltd. ..................        99,801         61,506        0.0
                                           39,800   Newcrest Mining Ltd. ....       100,536         43,269        0.0
                                          232,300   Normandy Mining Ltd. ....       249,719        225,329        0.1
                                           31,100   Plutonic Resources
                                                      Ltd. ..................        99,222         86,653        0.0
                                           81,700   QCT Resources Ltd. ......        99,746         65,952        0.0
                                           26,600   RGC Ltd. ................        99,007         40,521        0.0
                                          401,600   Rio Tinto Ltd. ..........     5,343,510      4,680,589        1.1
                                          125,000   WMC Ltd. ................       781,163        435,356        0.1
                                                                               ------------   ------------      -----
                                                                                  7,311,281      5,994,614        1.4
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS PRODUCERS        38,900  Australian Gas Light Co.,
                                                      Ltd. ..................       257,107        270,966        0.1
                                           62,000   Australian Oil & Gas
                                                      Corporation Ltd. ......       101,805         72,652        0.0
                                           56,000   Woodside Petroleum
                                                      Ltd. ..................       407,267        394,454        0.1
                                                                               ------------   ------------      -----
                                                                                    766,179        738,072        0.2
                 -----------------------------------------------------------------------------------------------------
                 PACKAGING &              165,000   Amcor Ltd. ..............     1,075,547        725,051        0.2
                 CONTAINERS
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS           39,400   F.H. Faulding & Co.
                                                      Ltd. ..................       191,278        196,987        0.0
                 -----------------------------------------------------------------------------------------------------
                 PROPERTY                  36,927   Lend Lease Corp. ........       693,489        721,184        0.2
                 -----------------------------------------------------------------------------------------------------
                 PUBLISHING                40,500   PMP Communications
                                                      Ltd. ..................        94,595         89,643        0.0
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE               55,000   Capital Property Trust...        99,829         83,068        0.0
                 INVESTMENT TRUSTS
                                           38,700   Stockland Trust Group....       100,446         89,614        0.0
                                           66,500   Westfield Holdings
                                                      Ltd. ..................       266,949        255,420        0.1
                                                                               ------------   ------------      -----
                                                                                    467,224        428,102        0.1
                 -----------------------------------------------------------------------------------------------------
                 RESOURCES                 74,700   Broken Hill Proprietary
                                                      Co. Ltd. ..............     1,005,966        692,973        0.2
                 -----------------------------------------------------------------------------------------------------
                 STEEL                     86,500   Australia National
                                                      Industries Ltd. .......       102,236         79,399        0.0
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       128,000   Telstra Corp. Ltd.(d)....       243,977        269,983        0.1
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION            99,400   Brambles Industries
                                                      Ltd. ..................     1,933,511      1,970,401        0.5
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      AUSTRALIA                  24,935,917     22,715,590        5.4
---------------------------------------------------------------------------------------------------------------------
CHINA            TELECOMMUNICATIONS        27,600   China Telecom
                                                      (Hong Kong) Ltd.
                                                      (ADR)(a)(d)............       889,722        926,325        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      CHINA                         889,722        926,325        0.2
---------------------------------------------------------------------------------------------------------------------
HONG KONG        AIRLINES                 292,000   Cathay Pacific Airways...       450,715        237,444        0.0
                 -----------------------------------------------------------------------------------------------------
                 BANKING                  100,000   Dao Heng Bank Group
                                                      Ltd. ..................       471,968        249,758        0.1
                                           65,200   HSBC Holdings Ltd. ......       995,860      1,607,383        0.4
                                           63,000   Hang Seng Bank Ltd. .....       698,137        607,841        0.1
                                                                               ------------   ------------      -----
                                                                                  2,165,965      2,464,982        0.6
                 -----------------------------------------------------------------------------------------------------
                 CONGLOMERATES            116,140   Hutchison Whampoa
                                                      Ltd. ..................       739,598        728,545        0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED              162,000   Citic Pacific Ltd. ......       875,799        644,027        0.1
                                           95,500   Swire Pacific Ltd. 'A'...       788,289        523,879        0.1
                                          298,500   Swire Pacific Ltd. 'B'...       393,371        302,449        0.1
                                                                               ------------   ------------      -----
                                                                                  2,057,459      1,470,355        0.3
                 -----------------------------------------------------------------------------------------------------
                 FOODS                  3,076,000   C.P. Pokphand Co.
                                                      Ltd. ..................     1,051,836        484,378        0.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
     BASIN                             SHARES                                                    VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY          HELD               INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
HONG KONG        PROPERTY                 116,000   Cheung Kong Holdings
(CONCLUDED)                                           Ltd. ..................  $    828,352   $    759,858        0.2%
                                          124,000   Great Eagle Holdings
                                                      Ltd. ..................       367,528        173,656        0.0
                                           24,800   Great Eagle Holdings Ltd.
                                                      (Warrants)(c)..........             0          3,201        0.0
                                          301,000   Henderson Investment
                                                      Ltd. ..................       310,742        236,993        0.1
                                          105,302   Henderson Land
                                                      Development Co.,
                                                      Ltd. ..................       983,272        496,098        0.1
                                           94,000   New World Development
                                                      Co., Ltd. .............       517,459        325,163        0.1
                                           69,000   Sun Hung Kai Properties
                                                      Ltd. ..................       740,464        480,929        0.1
                                          161,000   Wharf (Holdings) Ltd. ...       607,417        353,275        0.1
                                                                               ------------   ------------      -----
                                                                                  4,355,234      2,829,173        0.7
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       968,800   Hong Kong
                                                      Telecommunications
                                                      Ltd. ..................     1,663,453      1,994,496        0.5
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC       293,000  China Light & Power Co.
                                                      Ltd. ..................     1,337,448      1,626,202        0.4
                                          113,000   Hong Kong Electric
                                                      Holdings Ltd. .........       393,794        429,539        0.1
                                                                               ------------   ------------      -----
                                                                                  1,731,242      2,055,741        0.5
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--GAS           709,000   Hong Kong and China Gas
                                                      Co. Ltd. ..............     1,165,989      1,372,701        0.3
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      HONG KONG                  15,381,491     13,637,815        3.2
---------------------------------------------------------------------------------------------------------------------
JAPAN            AUTOMOBILES              470,000   Mitsubishi Motors
                                                      Corp. .................     3,238,919      1,587,716        0.4
                                           73,000   Toyota Motor Corp. ......     1,979,859      2,096,123        0.5
                                                                               ------------   ------------      -----
                                                                                  5,218,778      3,683,839        0.9
                 -----------------------------------------------------------------------------------------------------
                 BANKING                  180,000   Fuji Bank Ltd. ..........     2,421,426        729,674        0.2
                                        4,000,000   Japanese Bank Knock Out
                                                      (Warrants)(c)..........     4,126,000      3,632,000        0.8
                                          292,000   Mitsubishi Trust and
                                                      Banking Corp. .........     3,214,294      2,936,814        0.7
                                          269,000   Sakura Bank Ltd. ........     1,924,634        770,342        0.2
                                                                               ------------   ------------      -----
                                                                                 11,686,354      8,068,830        1.9
                 -----------------------------------------------------------------------------------------------------
                 BROADCAST--MEDIA          31,000   Nippon Broadcasting
                                                      System Inc. ...........     2,328,033      1,228,100        0.3
                 -----------------------------------------------------------------------------------------------------
                 BUILDING &               240,000   Nishimatsu Construction
                 CONSTRUCTION                         Co. Ltd. ..............     1,219,017        755,470        0.2
                 -----------------------------------------------------------------------------------------------------
                 CAPITAL GOODS            463,000   Mitsubishi Heavy
                                                      Industries, Ltd. ......     3,753,694      1,933,758        0.5
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                411,000   Kaneka Corp. ............     2,159,677      1,858,572        0.5
                                          114,000   Shin-Etsu Chemical Co.,
                                                      Ltd. (Ordinary)........     2,093,206      2,179,347        0.5
                                                                               ------------   ------------      -----
                                                                                  4,252,883      4,037,919        1.0
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC                  61,000   Taihei Dengyo Kaisha,
                 CONSTRUCTION                         Ltd....................     1,103,158        189,674        0.0
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
     BASIN                             SHARES                                                    VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY          HELD               INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
JAPAN            ELECTRICAL               194,000   Anritsu Corp.............  $  2,422,348   $  1,489,443        0.3%
(CONTINUED)      EQUIPMENT                296,000   Fujikura Ltd.............     2,242,771      1,963,486        0.5
                                           56,000   Murata Manufacturing Co.,
                                                      Ltd....................     1,921,119      1,410,211        0.3
                                          229,000   NEC Corporation..........     2,678,931      2,443,839        0.6
                                           29,000   Rohm Co., Ltd............     1,979,017      2,961,228        0.7
                                          262,000   Sharp Corporation........     3,807,588      1,806,342        0.4
                                                                               ------------   ------------      -----
                                                                                 15,051,774     12,074,549        2.8
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONICS              352,000   Hitachi Ltd. ............     3,198,447      2,513,321        0.6
                                          178,000   Pioneer Electronic
                                                      Corp. .................     3,408,135      2,746,871        0.6
                                           31,900   Sony Corp. ..............     2,319,824      2,840,998        0.7
                                                                               ------------   ------------      -----
                                                                                  8,926,406      8,101,190        1.9
                 -----------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES        52,000   Jafco Co., Ltd...........     3,092,397      1,776,583        0.4
                 -----------------------------------------------------------------------------------------------------
                 GLASS                    287,000   Asahi Glass Co., Ltd.....     2,604,317      1,366,142        0.3
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                265,000   Daifuku Co., Ltd.........     3,494,951      1,291,939        0.3
                                          516,000   NSK Ltd..................     2,866,844      1,287,524        0.3
                                                                               ------------   ------------      -----
                                                                                  6,361,795      2,579,463        0.6
                 -----------------------------------------------------------------------------------------------------
                 MANUFACTURING            310,000   Dainippon Screen
                                                      Manufacturing Co.,
                                                      Ltd. ..................     2,475,687      1,428,023        0.3
                                          220,000   Ube Industries Ltd.......       612,958        280,384        0.1
                                                                               ------------   ------------      -----
                                                                                  3,088,645      1,708,407        0.4
                 -----------------------------------------------------------------------------------------------------
                 OFFICE EQUIPMENT         183,000   Ricoh Co., Ltd...........     2,239,951      2,276,084        0.5
                 -----------------------------------------------------------------------------------------------------
                 PACKAGING &                1,000   Toyo Seikan Kaisha,
                 CONTAINERS                           Ltd....................        30,312         14,280        0.0
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST           437,000   Oji Paper Co., Ltd.......     2,780,243      1,741,290        0.4
                 PRODUCTS
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS          290,000   Fujisawa Pharmaceutical
                                                      Co., Ltd...............     2,786,899      2,538,196        0.6
                                          118,000   Taisho Pharmaceutical
                                                      Co., Ltd. (Ordinary)...     2,595,534      3,016,814        0.7
                                                                               ------------   ------------      -----
                                                                                  5,382,433      5,555,010        1.3
                 -----------------------------------------------------------------------------------------------------
                 PLASTICS                 420,000   Nippon Zeon Co., Ltd. ...     2,092,176        870,633        0.2
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE              199,000   Mitsubishi Estate Co.,
                                                      Ltd. ..................     2,316,483      2,169,520        0.5
                                          255,000   Mitsui Fudosan Co.,
                                                      Ltd....................     2,696,882      2,466,795        0.6
                                                                               ------------   ------------      -----
                                                                                  5,013,365      4,636,315        1.1
                 -----------------------------------------------------------------------------------------------------
                 RETAIL                    64,000   Ito-Yokado Co., Ltd. ....     3,565,834      3,267,562        0.8
                                          286,000   Takashimaya Co...........     2,920,268      1,734,664        0.4
                                           85,000   Uny Co., Ltd.............     1,410,705      1,168,138        0.3
                                                                               ------------   ------------      -----
                                                                                  7,896,807      6,170,364        1.5
                 -----------------------------------------------------------------------------------------------------
                 STEEL                    966,000   Kawasaki Steel Corp......     2,701,201      1,320,138        0.3
                                        1,172,000   Nippon Steel Co..........     3,080,938      1,736,630        0.4
                                                                               ------------   ------------      -----
                                                                                  5,782,139      3,056,768        0.7
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS           472   DDI Corp.................     2,678,599      1,250,211        0.3
                                           95,000   Uniden Corporation.......     1,323,639        765,835        0.2
                                                                               ------------   ------------      -----
                                                                                  4,002,238      2,016,046        0.5
                 -----------------------------------------------------------------------------------------------------
                 TEXTILES                 474,000   Teijin Ltd...............     1,905,547        993,489        0.2
                 -----------------------------------------------------------------------------------------------------
                 TIRE & RUBBER            120,000   Bridgestone
                                                      Corporation............     2,187,905      2,607,294        0.6
                 -----------------------------------------------------------------------------------------------------
                 TOBACCO                      405   Japan Tobacco, Inc.......     2,709,522      2,879,309        0.7
                 -----------------------------------------------------------------------------------------------------
                 TRADING                  419,000   Mitsui & Co..............     3,138,187      2,483,440        0.6
                                          805,000   Nissho Iwai Corp.........     2,963,745      1,409,136        0.3
                                                                               ------------   ------------      -----
                                                                                  6,101,932      3,892,576        0.9
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
     BASIN                             SHARES                                                    VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY          HELD               INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
JAPAN            TRANSPORTATION           475,000   Nippon Express Co.,
                                                      Ltd....................  $  3,021,859   $  2,370,441        0.6%
(CONCLUDED)                               270,000   Tobu Railway Co., Ltd....     1,304,960        845,758        0.2
                                          500,000   Tokyu Corp...............     3,069,961      1,934,741        0.4
                                                                               ------------   ------------      -----
                                                                                  7,396,780      5,150,940        1.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      JAPAN                     124,208,601     89,364,322       21.0
---------------------------------------------------------------------------------------------------------------------
MALAYSIA         AIRLINES                  35,000   Malaysian Airline System
                                                      BHD....................        76,032         28,108        0.0
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                 15,000   Malaysian Oxygen BHD.....        76,593         33,591        0.0
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED               38,000   United Engineers
                                                      (Malaysia) Ltd.........       267,242         31,691        0.0
                                           17,000   YTL Corporation BHD......             0         22,973        0.0
                                                                               ------------   ------------      -----
                                                                                    267,242         54,664        0.0
                 -----------------------------------------------------------------------------------------------------
                 FINANCE                      285   Rashid Hussain BHD
                                                      (Warrants) (c).........           376             53        0.0
                 -----------------------------------------------------------------------------------------------------
                 FOODS                     14,000   Nestle (Malaysia) BHD....       107,967         64,865        0.0
                 -----------------------------------------------------------------------------------------------------
                 FOREST PRODUCTS           35,000   Lingui Development BHD...        60,688         15,045        0.0
                 -----------------------------------------------------------------------------------------------------
                 LEISURE                   31,000   Berjaya Sports Toto
                                                      BHD....................       123,873         79,395        0.0
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        30,800   Telekom Malaysia BHD.....        94,815         91,171        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      MALAYSIA                      807,586        366,892        0.1
---------------------------------------------------------------------------------------------------------------------
NEW ZEALAND      BEVERAGES                 60,000   DB Group Ltd.............        89,340         95,750        0.0
                 -----------------------------------------------------------------------------------------------------
                 BROADCASTING &            13,000   Independent Newspapers
                 PUBLISHING                           Limited................        72,940         64,878        0.0
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                 17,600   Fernz Corporation Ltd....        53,399         45,449        0.0
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED              700,000   Brierley Investments
                                                      Ltd....................       499,569        499,638        0.1
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONICS               17,000   PDL Holdings Ltd.........        82,587         78,921        0.0
                 -----------------------------------------------------------------------------------------------------
                 FINANCE                  954,600   Wrightson Ltd............       677,685        443,164        0.1
                 -----------------------------------------------------------------------------------------------------
                 FORESTRY               2,450,000   Fletcher Challenge
                                                      Forests................     3,291,210      2,033,081        0.5
                 -----------------------------------------------------------------------------------------------------
                 INVESTMENT               451,000   Infrastructure &
                 COMPANIES                            Utilities NZ Ltd.......       314,196        259,098        0.1
                 -----------------------------------------------------------------------------------------------------
                 LEISURE                   20,000   Tourism Holdings Ltd.....        26,938         13,695        0.0
                 -----------------------------------------------------------------------------------------------------
                 RESTAURANTS               53,000   Restaurant Brands New
                                                      Zealand Ltd.(d)........        76,981         52,285        0.0
                 -----------------------------------------------------------------------------------------------------
                 RETAIL                    60,000   Hallenstein Glasson
                                                      Holdings Ltd...........        88,686         62,324        0.0
                 -----------------------------------------------------------------------------------------------------
                 TEXTILES                 306,050   Lane Walker Rudkin
                                                      Industries, Ltd........       321,007        204,241        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      NEW ZEALAND                 5,594,538      3,852,524        0.9
---------------------------------------------------------------------------------------------------------------------
PHILIPPINES      METALS & MINING           30,000   MSCI Philippines Opals
                                                      (Class B)(e)...........     1,263,922      1,033,500        0.3
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      THE PHILIPPINES             1,263,922      1,033,500        0.3
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN                                      SHARES                                                VALUE       PERCENT OF
(CONCLUDED)      INDUSTRY                    HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
SINGAPORE        AIRLINES                  79,000   Singapore Airlines Ltd.
                                                      'Foreign'..............  $    678,479   $    516,647        0.1%
                 -----------------------------------------------------------------------------------------------------
                 AUTO & TRUCK              66,400   Inchcape BHD.............       242,457        102,245        0.0
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                 55,000   Fraser & Neave Ltd.
                                                      (Ordinary).............       397,998        238,704        0.1
                 -----------------------------------------------------------------------------------------------------
                 PUBLISHING                11,000   Singapore Press Holdings
                                                      Ltd. 'Foreign'.........       222,104        137,990        0.0
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE               75,000   City Developments Ltd....       712,457        347,800        0.1
                 INVESTMENT TRUSTS        101,000   DBS Land Ltd.............       332,192        154,923        0.0
                                           51,000   Singapore Land Ltd.......       239,816        112,188        0.0
                                          419,700   United Industrial
                                                      Corporation Ltd........       316,979        164,686        0.1
                                           80,000   Wing Tai Holdings Ltd....       218,481         93,698        0.0
                                                                               ------------   ------------      -----
                                                                                  1,819,925        873,295        0.2
                 -----------------------------------------------------------------------------------------------------
                 SHIPBUILDING             192,000   Keppel Corporation
                                                      Ltd....................       832,959        552,485        0.1
                 -----------------------------------------------------------------------------------------------------
                 STEEL                    192,000   NatSteel Ltd.............       504,789        260,262        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      SINGAPORE                   4,698,711      2,681,628        0.6
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      ELECTRONICS                3,300   Samsung Electronics
                                                      Company (GDR)(b)(e)....       198,000         46,184        0.0
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        42,357   SK Telecom Co. Ltd.
                                                      (ADR)(a)...............       539,571        275,318        0.1
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC        17,580  Korea Electric Power
                                                      Corp...................       752,967        162,835        0.0
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      SOUTH KOREA                 1,490,538        484,337        0.1
---------------------------------------------------------------------------------------------------------------------
THAILAND         UTILITIES--              518,000   TelecomAsia Corporation
                 COMMUNICATIONS                       Public Company Limited
                                                      'Foreign'(d)...........       990,931        100,223        0.0
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      THAILAND                      990,931        100,223        0.0
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                      PACIFIC BASIN             180,261,957    135,163,156       31.8
---------------------------------------------------------------------------------------------------------------------
 SOUTHEAST ASIA
 ---------------------------------------------------------------------------------------------------------------------
INDIA            AUTO & TRUCK              45,400   Mahindra & Mahindra Ltd.
                                                      (GDR)(b)...............       627,916        484,645        0.1
                                           66,500   Tata Engineering and
                                                      Locomotive Co. Ltd.
                                                      (GDR)(b)...............       969,634        553,613        0.1
                                                                               ------------   ------------      -----
                                                                                  1,597,550      1,038,258        0.2
                 -----------------------------------------------------------------------------------------------------
                 BANKING                   77,000   State Bank of India
                                                      (GDR)(b)...............     1,920,505      1,401,400        0.3
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                 20,700   Indian Petrochemicals
                                                      Corporation Ltd.
                                                      (GDR)(b)...............       279,450        106,088        0.0
                                           67,400   Reliance Industries Ltd.
                                                      (GDR)(b)...............       745,434        579,640        0.2
                                                                               ------------   ------------      -----
                                                                                  1,024,884        685,728        0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                6,500   Grasim Industries Ltd.
                                                      (GDR)(b)...............        90,687         70,850        0.0
                 -----------------------------------------------------------------------------------------------------
                 HOTELS                    15,700   Indian Hotels Company
                                                      Ltd. (GDR)(b)(d)(e)....       354,333        299,870        0.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

SOUTHEAST
ASIA                                       SHARES                                                VALUE       PERCENT OF
(CONCLUDED)      INDUSTRY                    HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
INDIA            INSURANCE                 11,100   Indian Rayon and
(CONCLUDED)                                           Industries Ltd.
                                                      (GDR)(b)...............  $     92,920   $     47,453        0.0%
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY &               11,300   Larsen & Toubro Ltd.
                 ENGINEERING                          (GDR)(b)(d)............       216,113        125,430        0.0
                 -----------------------------------------------------------------------------------------------------
                 MANUFACTURING             20,700   Arvind Mills Ltd.
                                                      (GDR)(b)(d)............        91,894         41,400        0.0
                                           33,900   Gujarat Ambujaya Cements
                                                      Ltd. (GDR)(b)(d).......       368,056        241,538        0.1
                                                                               ------------   ------------      -----
                                                                                    459,950        282,938        0.1
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING           28,500   Hindalco Industries Ltd.
                                                      (GDR)(b)...............     1,014,788        570,000        0.1
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS           11,600   Ranbaxy Laboratories Ltd.
                                                      (GDR)(b)...............       276,726        299,280        0.1
                 -----------------------------------------------------------------------------------------------------
                 STEEL                     42,900   Steel Authority of India
                                                      Ltd. (GDR)(b)..........       356,074        142,643        0.0
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        52,500   Videsh Sanchar Nigam
                                                      Ltd.(GDR)(b)(d)........     1,111,567        736,313        0.2
                 -----------------------------------------------------------------------------------------------------
                 TOBACCO                   20,700   ITC Ltd. (GDR)(b)........       366,520        414,000        0.1
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC        23,100  Bombay Suburban Electric
                                                      Supply Co. Ltd.
                                                      (GDR)(b)...............       472,547        404,250        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      INDIA                       9,355,164      6,518,413        1.5
---------------------------------------------------------------------------------------------------------------------
INDONESIA        BUILDING MATERIALS       305,000   P.T. Semen Gresik........       992,608        182,153        0.0
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       845,000   P.T. Telekomunikasi
                                                      Indonesia..............     1,446,133        457,708        0.1
                                           24,100   P.T. Telekomunikasi
                                                      Indonesia (ADR)(a).....       786,702        266,606        0.1
                                                                               ------------   ------------      -----
                                                                                  2,232,835        724,314        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      INDONESIA                   3,225,443        906,467        0.2
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      SOUTHEAST ASIA             12,580,607      7,424,880        1.7
---------------------------------------------------------------------------------------------------------------------
WESTERN EUROPE
---------------------------------------------------------------------------------------------------------------------
DENMARK          METALS & MINING           30,000   MSCI Denmark Opals (Class
                                                      B)(e) .................     4,247,900      4,354,500        1.0
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      DENMARK                     4,247,900      4,354,500        1.0
---------------------------------------------------------------------------------------------------------------------
FINLAND          DIVERSIFIED               39,958   Outokumpu OY.............       661,721        473,114        0.1
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST            60,119   Enso OY (R Shares).......       465,869        466,826        0.1
                 PRODUCTS
                                          128,950   Metsa Serla OY (Class
                                                      B).....................       959,606      1,006,035        0.3
                                           27,124   UPM-Kymmene OY...........       592,468        540,737        0.1
                                                                               ------------   ------------      -----
                                                                                  2,017,943      2,013,598        0.5
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         6,045   Nokia OY.................       412,806        429,447        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      FINLAND                     3,092,470      2,916,159        0.7
---------------------------------------------------------------------------------------------------------------------
FRANCE           AEROSPACE & DEFENSE         1,400  Labinal S.A..............       420,805        360,060        0.1
                 -----------------------------------------------------------------------------------------------------
                 AGRICULTURAL               3,400   Eridania Beghin-Say
                 OPERATIONS                           S.A....................       503,228        531,550        0.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

 WESTERN EUROPE                            SHARES                                                VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY               HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
FRANCE           AUTOMOBILES                6,159   Peugeot S.A..............  $    708,569   $    776,654        0.2%
(CONTINUED)                                20,400   Renault S.A.(d)..........       618,278        573,803        0.1
                                                                               ------------   ------------      -----
                                                                                  1,326,847      1,350,457        0.3
                 -----------------------------------------------------------------------------------------------------
                 AUTOMOBILES &              9,400   Sommer-Allibert S.A......       358,365        326,244        0.1
                 EQUIPMENT                  7,800   Valeo S.A................       523,818        528,985        0.1
                                                                               ------------   ------------      -----
                                                                                    882,183        855,229        0.2
                 -----------------------------------------------------------------------------------------------------
                 BANKING                   25,521   Banque Nationale de Paris
                                                      S.A. ..................     1,256,517      1,356,399        0.3
                                           14,573   Compagnie Financiere de
                                                      Paribas (Ordinary).....       799,943      1,266,270        0.3
                                            8,600   Credit Commercial de
                                                      France S.A. ...........       514,225        589,384        0.1
                                           23,788   Societe Generale de
                                                      Surveillance S.A.
                                                      (Class A)(Ordinary)....     3,034,109      3,240,764        0.8
                                                                               ------------   ------------      -----
                                                                                  5,604,794      6,452,817        1.5
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                  9,500   Pernod Ricard S.A. ......       465,060        558,731        0.1
                 -----------------------------------------------------------------------------------------------------
                 BUILDING &                   600   Compagnie de Saint Gobain
                 CONSTRUCTION                         S.A....................        95,027         85,230        0.0
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                  2,400   L'Air Liquide S.A. ......       402,883        375,611        0.1
                                            3,100   Rhone-Poulenc S.A.
                                                      (Class A)..............       139,044        138,854        0.0
                                                                               ------------   ------------      -----
                                                                                    541,927        514,465        0.1
                 -----------------------------------------------------------------------------------------------------
                 CONSUMER--GOODS            1,300   LVMH (Moet-Hennessy Louis
                                                      Vuitton) S.A...........       277,212        215,767        0.1
                 -----------------------------------------------------------------------------------------------------
                 COSMETICS--TOILETRIES      4,200 Christian Dior S.A.........       537,704        430,537        0.1
                                            1,500   L'Oreal S.A. ............       588,114        586,892        0.1
                                                                               ------------   ------------      -----
                                                                                  1,125,818      1,017,429        0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                1,300   Compagnie Generale des
                                                      Eaux S.A...............       153,263        181,425        0.0
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONICS               10,400   Schneider S.A............       646,605        564,665        0.1
                                           15,600   Thomson-CSF S.A. ........       499,484        491,663        0.1
                                                                               ------------   ------------      -----
                                                                                  1,146,089      1,056,328        0.2
                 -----------------------------------------------------------------------------------------------------
                 ENGINEERING &             13,702   Bouygues S.A.............     1,348,039      1,552,544        0.4
                 CONSTRUCTION
                 -----------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES         4,902   EuraFrance S.A. .........     1,818,898      1,995,331        0.5
                                            4,500   Natexis S.A. ............       282,624        262,419        0.1
                                                                               ------------   ------------      -----
                                                                                  2,101,522      2,257,750        0.6
                 -----------------------------------------------------------------------------------------------------
                 FOODS                      1,100   Bongrain S.A. ...........       416,126        464,197        0.1
                                              600   Fromageries Bel S.A. ....       422,935        428,842        0.1
                                            1,400   Groupe Danone S.A. ......       230,223        250,042        0.1
                                                                               ------------   ------------      -----
                                                                                  1,069,284      1,143,081        0.3
                 -----------------------------------------------------------------------------------------------------
                 HOTELS                     3,558   Accor S.A. ..............       498,590        661,472        0.2
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 37,835   Assurances Generales de
                                                      France S.A. (AGF)......     1,315,224      2,004,582        0.5
                                           24,189   AXA-UAP..................     1,530,306      1,871,543        0.4
                                                                               ------------   ------------      -----
                                                                                  2,845,530      3,876,125        0.9
                 -----------------------------------------------------------------------------------------------------
                 LEISURE                    5,000   Club Mediterranee
                                                      S.A.(d)................       404,936        353,132        0.1
                 -----------------------------------------------------------------------------------------------------
                 METALS                     9,600   Pechiney S.A. (Class
                                                      A).....................       495,811        378,960        0.1
                 -----------------------------------------------------------------------------------------------------
                 OIL & RELATED             32,004   Elf Aquitaine S.A. ......     3,864,139      3,722,014        0.9
                                           20,900   Total S.A. (Class B).....     2,335,334      2,274,381        0.5
                                                                               ------------   ------------      -----
                                                                                  6,199,473      5,996,395        1.4
                 -----------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

 WESTERN EUROPE                            SHARES                                                VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY               HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
FRANCE           RETAIL                       700   Carrefour S.A. ..........  $    422,787   $    365,177        0.1%
(CONCLUDED)
                                            8,703   Castorama Dubois
                                                      Investissements
                                                      S.A. ..................     1,040,309      1,055,523        0.2
                                            8,300   Etablissements
                                                      Economiques du Casino
                                                      Guichard-Perachon S.A.
                                                      (Preferred)............       401,398        363,358        0.1
                                                                               ------------   ------------      -----
                                                                                  1,864,494      1,784,058        0.4
                 -----------------------------------------------------------------------------------------------------
                 STEEL                    123,219   Usinor Sacilor S.A. .....     1,986,255      1,778,988        0.4
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATION         15,153   Alcatel Alsthom Cie
                 EQUIPMENT                            Generale d'Electricite
                                                      S.A. ..................     1,543,707      1,925,909        0.5
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      FRANCE                     32,899,894     34,887,902        8.2
---------------------------------------------------------------------------------------------------------------------
GERMANY          APPAREL                      300   Hugo Boss AG
                                                      (Preferred)............       412,246        383,589        0.1
                 -----------------------------------------------------------------------------------------------------
                 AUTOMOBILES                  100   Bayerische Motoren Werke
                                                      AG (BMW)...............        83,292         74,772        0.0
                                           31,027   Daimler-Benz AG..........     2,244,999      2,176,789        0.5
                                            5,947   Volkswagen AG............     3,264,965      3,345,766        0.8
                                                                               ------------   ------------      -----
                                                                                  5,593,256      5,597,327        1.3
                 -----------------------------------------------------------------------------------------------------
                 BANKING                   14,000   BHF-Bank AG..............       435,750        396,931        0.1
                                            1,900   Bayerische Vereinsbank
                                                      AG.....................       119,162        124,322        0.0
                                            2,600   Commerzbank AG...........        93,517        102,335        0.0
                                           10,100   Deutsche Bank AG.........       746,154        713,087        0.2
                                           22,400   Dresdner Bank AG.........     1,040,695      1,033,578        0.3
                                                                               ------------   ------------      -----
                                                                                  2,435,278      2,370,253        0.6
                 -----------------------------------------------------------------------------------------------------
                 BATTERIES                  1,100   Varta AG(d)..............       171,525        158,995        0.0
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                 22,095   BASF AG..................       764,268        783,053        0.2
                                           37,308   Bayer AG.................     1,371,799      1,393,761        0.3
                                            4,199   Henkel KGaA..............       180,333        235,768        0.1
                                           37,787   Henkel KGaA
                                                      (Preferred)............     1,846,144      2,384,270        0.6
                                           37,608   Hoechst AG...............     1,492,574      1,317,158        0.3
                                                                               ------------   ------------      -----
                                                                                  5,655,118      6,114,010        1.5
                 -----------------------------------------------------------------------------------------------------
                 COMPUTER SOFTWARE          2,400   SAP AG (Systeme,
                                                      Anwendungen, Produkte
                                                      in der
                                                      Datenverarbeitung)
                                                      (Preferred)............       741,415        785,190        0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED               20,600   Metallgesellschaft AG....       429,647        376,773        0.1
                                           13,300   RWE AG...................       603,563        713,503        0.2
                                           13,332   Thyssen AG...............     2,836,180      2,853,469        0.7
                                            9,100   VEBA AG..................       475,310        619,719        0.1
                                              100   Viag AG..................        49,364         53,869        0.0
                                                                               ------------   ------------      -----
                                                                                  4,394,064      4,617,333        1.1
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONICS               11,200   Siemens AG...............       765,019        663,109        0.2
                 -----------------------------------------------------------------------------------------------------
                 ENGINEERING &              2,175   Philipp Holzmann AG(d)...       719,437        556,204        0.1
                 CONSTRUCTION
                 -----------------------------------------------------------------------------------------------------
                 FOOTWEAR                   3,700   Adidas AG................       507,777        486,669        0.1
                                            2,300   Salamander AG(d).........       367,973        364,410        0.1
                                                                               ------------   ------------      -----
                                                                                    875,750        851,079        0.2
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

 WESTERN EUROPE                            SHARES                                                VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY               HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
GERMANY          INSURANCE                  4,000   AMB Aachener und
(CONCLUDED)                                           Muenchener Beteiligungs
                                                      AG.....................  $    415,158   $    436,958        0.1%
                                            5,400   Allianz AG...............     1,284,295      1,398,933        0.3
                                                                               ------------   ------------      -----
                                                                                  1,699,453      1,835,891        0.4
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY &               17,300   AGIV-AG fuer Industrie
                 EQUIPMENT                            und Verkehrswesen......       363,337        326,996        0.1
                                           23,900   FAG Kugelfischer Georg
                                                      Schaefer AG............       378,201        315,558        0.1
                                           30,295   Kloeckner-Werke AG(d)....     2,032,755      2,029,435        0.5
                                              400   Mannesmann AG............       187,909        202,135        0.0
                                                                               ------------   ------------      -----
                                                                                  2,962,202      2,874,124        0.7
                 -----------------------------------------------------------------------------------------------------
                 METALS                    10,000   Degussa AG...............       465,421        500,334        0.1
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS            5,400   Schering AG..............       556,061        520,847        0.1
                 -----------------------------------------------------------------------------------------------------
                 RETAIL                     2,365   Karstadt AG..............       814,537        807,397        0.2
                 -----------------------------------------------------------------------------------------------------
                 RETAIL SPECIALTY           5,500   Moebel Walther AG........       306,369        177,340        0.0
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         2,900   Deutsche Telekom AG......        57,335         54,572        0.0
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      GERMANY                    28,624,486     28,867,594        6.8
---------------------------------------------------------------------------------------------------------------------
IRELAND          BUILDING &                52,928   CRH PLC..................       574,823        613,764        0.1
                 CONSTRUCTION
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      IRELAND                       574,823        613,764        0.1
---------------------------------------------------------------------------------------------------------------------
ITALY            BUILDING PRODUCTS        134,695   Italcementi S.p.A........       742,306        938,723        0.2
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS              3,653,875   Montedison S.p.A.........     2,842,591      3,281,713        0.8
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED              868,104   Compagnie Industrial
                                                      Riunite S.p.A.
                                                      (CIR)(d)...............       750,239        694,307        0.2
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 45,981   Assicurazioni Generali
                                                      S.p.A..................       832,583      1,129,253        0.3
                                          291,138   Istituto Nazionale delle
                                                      Assicurazioni S.p.A.
                                                      (INA)..................       386,943        589,944        0.1
                                                                               ------------   ------------      -----
                                                                                  1,219,526      1,719,197        0.4
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       720,085   Telecom Italia S.p.A.....     2,073,992      3,174,691        0.8
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      ITALY                       7,628,654      9,808,631        2.4
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS      BANKING                   20,886   ABN Amro Holding N.V.....       395,888        406,884        0.1
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                 11,223   Akzo Nobel N.V...........     1,410,212      1,935,076        0.4
                                           35,921   European Vinyls
                                                      Corporation
                                                      International N.V......     1,395,027        797,221        0.2
                                                                               ------------   ------------      -----
                                                                                  2,805,239      2,732,297        0.6
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONICS               27,703   Philips Electronics
                                                      N.V....................     1,255,098      1,661,415        0.4
                 -----------------------------------------------------------------------------------------------------
                 ENGINEERING &              8,459   Volker Wessels Stevin
                 CONSTRUCTION                         N.V....................       197,556        262,831        0.1
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 21,179   ING Groep N.V............       869,889        892,033        0.2
                 -----------------------------------------------------------------------------------------------------
                 PACKAGING &               77,289   Koninklijke KNP BT
                 CONTAINERS                           N.V....................     1,687,119      1,780,132        0.4
                 -----------------------------------------------------------------------------------------------------
                 STEEL                     13,550   Ispat International
                                                      N.V.(d)................       366,994        257,287        0.0
                                           12,469   Ispat International N.V.
                                                      (NY Registered
                                                      Shares)(d).............       294,635        269,642        0.1
                                                                               ------------   ------------      -----
                                                                                    661,629        526,929        0.1
                 -----------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

 WESTERN EUROPE                            SHARES                                                VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY               HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
NETHERLANDS      TELECOMMUNICATIONS        29,135   Royal PTT Nederland
(CONCLUDED)                                           N.V....................  $  1,049,358   $  1,215,635        0.3%
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      THE NETHERLANDS             8,921,776      9,478,156        2.2
---------------------------------------------------------------------------------------------------------------------
NORWAY           METALS & MINING           36,000   MSCI Norway Opals (Class
                                                      B)(e)..................     4,335,840      4,125,600        1.0
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS PRODUCERS        29,758  Saga Petroleum A.S.
                                                      (Class B)..............       380,349        452,901        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      NORWAY                      4,716,189      4,578,501        1.1
---------------------------------------------------------------------------------------------------------------------
POLAND           AUTOMOBILES &             14,928   T.C. Debica S.A..........       232,447        364,718        0.1
                 EQUIPMENT
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      POLAND                        232,447        364,718        0.1
---------------------------------------------------------------------------------------------------------------------
PORTUGAL         BUILDING PRODUCTS          4,500   Cimpor-Cimentos de
                                                      Portugal S.A. (SGPS)...       116,061        118,107        0.0
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED               12,772   Sonae Investimentos--
                                                      SGPS, S.A..............       294,941        517,273        0.1
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING           40,000   MSCI Portugal Opals
                                                      (Class B)(e)...........     2,476,379      2,508,400        0.6
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      PORTUGAL                    2,887,381      3,143,780        0.7
---------------------------------------------------------------------------------------------------------------------
RUSSIA           CLOSED-END FUNDS           2,500   Templeton Russia Fund,
                                                      Inc....................       100,920         98,125        0.0
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      RUSSIA                        100,920         98,125        0.0
---------------------------------------------------------------------------------------------------------------------
SPAIN            UTILITIES--ELECTRIC        65,997  Endesa S.A...............     1,121,890      1,169,792        0.3
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      SPAIN                       1,121,890      1,169,792        0.3
---------------------------------------------------------------------------------------------------------------------
SWEDEN           BUILDING RELATED          11,967   Svedala Industri AB......       204,406        197,453        0.1
                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL                17,102   Electrolux AB............       902,631      1,186,876        0.3
                 -----------------------------------------------------------------------------------------------------
                 FOREST PRODUCTS           24,684   Mo Och Domsjo AB (Class
                                                      B).....................       723,186        637,347        0.2
                                          487,211   Rottneros Bruks AB.......       640,388        377,398        0.1
                                           50,357   Stora Kopparbergs
                                                      Bergslags AB...........       639,127        634,259        0.1
                                                                               ------------   ------------      -----
                                                                                  2,002,701      1,649,004        0.4
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 16,865   Skandia Forsakrings AB...       411,677        795,509        0.2
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING           90,389   Avesta Sheffield AB......       884,702        597,698        0.1
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS           16,615   Pharmacia & Upjohn, Inc.
                                                      ADR(a) ................       507,086        611,069        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      SWEDEN                      4,913,203      5,037,609        1.2
---------------------------------------------------------------------------------------------------------------------
SWITZERLAND      DIVERSIFIED               12,572   Oerlikon-Buehrle Holding
                                                      AG.....................     1,255,984      1,765,851        0.4
                 -----------------------------------------------------------------------------------------------------
                 LEISURE                      688   Fotolabo S.A. ...........       252,719        153,203        0.0
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                    548   Saurer AG................       253,573        397,999        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      SWITZERLAND                 1,762,276      2,317,053        0.5
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   ADVERTISING              105,500   Saatchi & Saatchi
                                                      PLC(d).................       193,836        188,879        0.0
                 -----------------------------------------------------------------------------------------------------
                 AIRLINES                  43,714   British Airways PLC(d)...       402,204        402,081        0.1
                 -----------------------------------------------------------------------------------------------------
                 AUTOMOBILE RENTAL        250,100   Thorn PLC................       614,478        649,047        0.2
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

 WESTERN EUROPE                            SHARES                                                VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY               HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   AUTOMOBILES &            438,328   LucasVarity PLC..........  $  1,415,494   $  1,547,901        0.4%
                 EQUIPMENT
(CONTINUED)      -----------------------------------------------------------------------------------------------------
                 BANKING                   51,600   Barclays PLC.............     1,324,722      1,371,304        0.3
                                          133,227   HSBC Holdings PLC........     3,617,261      3,413,675        0.8
                                          145,700   Lloyds TSB Group PLC.....     1,852,536      1,883,387        0.5
                                           83,907   National Westminster Bank
                                                      PLC (Ordinary).........       982,882      1,394,711        0.3
                                                                               ------------   ------------      -----
                                                                                  7,777,401      8,063,077        1.9
                 -----------------------------------------------------------------------------------------------------
                 BROADCAST--MEDIA          80,800   British Sky Broadcasting
                                                      Group PLC..............       580,791        605,176        0.1
                                           81,700   Carlton Communications
                                                      PLC....................       677,902        630,704        0.2
                                                                               ------------   ------------      -----
                                                                                  1,258,693      1,235,880        0.3
                 -----------------------------------------------------------------------------------------------------
                 BUILDING &               128,100   Hanson PLC...............       656,691        571,521        0.1
                 CONSTRUCTION             319,600   Tarmac PLC...............       630,361        598,435        0.2
                                                                               ------------   ------------      -----
                                                                                  1,287,052      1,169,956        0.3
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                 50,208   Imperial Chemical
                                                      Industries PLC.........       772,716        784,258        0.2
                                          143,351   Inspec Group PLC.........       414,824        553,317        0.1
                                                                               ------------   ------------      -----
                                                                                  1,187,540      1,337,575        0.3
                 -----------------------------------------------------------------------------------------------------
                 CLOSED-END FUNDS          15,200   Alliance Trust PLC.......       620,724        627,396        0.2
                                          117,700   Scottish Investment Trust
                                                      PLC....................       627,869        624,431        0.1
                                          114,200   Scottish Mortgage & Trust
                                                      PLC (The)..............       633,528        614,303        0.1
                                                                               ------------   ------------      -----
                                                                                  1,882,121      1,866,130        0.4
                 -----------------------------------------------------------------------------------------------------
                 COMPUTER SERVICES          5,743   Misys PLC................       112,319        173,565        0.0
                 -----------------------------------------------------------------------------------------------------
                 DISTRIBUTION               2,900   BG PLC...................        13,091         13,051        0.0
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED              396,933   BTR PLC..................     1,441,868      1,199,611        0.3
                 -----------------------------------------------------------------------------------------------------
                 FOOD & BEVERAGE          114,959   Allied Domecq PLC
                                                      (Ordinary).............       797,507        989,418        0.2
                                          120,616   Cadbury Schweppes PLC....       996,042      1,215,416        0.3
                                                                               ------------   ------------      -----
                                                                                  1,793,549      2,204,834        0.5
                 -----------------------------------------------------------------------------------------------------
                 FOOD PROCESSING          302,626   ASDA Group PLC...........       548,854        882,287        0.2
                                          624,794   Unilever PLC.............     4,593,136      5,346,628        1.3
                                                                               ------------   ------------      -----
                                                                                  5,141,990      6,228,915        1.5
                 -----------------------------------------------------------------------------------------------------
                 FOODS                    114,900   Booker PLC...............       619,304        603,915        0.1
                                           61,600   Compass Group PLC........       654,614        757,823        0.2
                                          185,642   Safeway PLC..............     1,141,498      1,045,865        0.3
                                                                               ------------   ------------      -----
                                                                                  2,415,416      2,407,603        0.6
                 -----------------------------------------------------------------------------------------------------
                 HEALTH & PERSONAL        235,000   London International
                                                      Group PLC..............       605,348        617,580        0.1
                 -----------------------------------------------------------------------------------------------------
                 INVESTMENT TRUSTS        424,000   Fleming Japanese
                                                      Investment Trust PLC
                                                      (The)(d)...............     1,038,318      1,009,809        0.2
                                          230,000   G.T. Japan Investment
                                                      Trust PLC..............       642,646        608,218        0.2
                                          466,000   Schroder Japan Growth
                                                      Fund(d)................       400,838        394,184        0.1
                                                                               ------------   ------------      -----
                                                                                  2,081,802      2,012,211        0.5
                 -----------------------------------------------------------------------------------------------------
                 LEISURE                  151,200   Ladbroke Group PLC.......       687,702        655,633        0.2
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING           50,119   Rio Tinto PLC............       726,147        616,580        0.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

 WESTERN EUROPE                            SHARES                                                VALUE       PERCENT OF
  (CONCLUDED)         INDUSTRY               HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   OIL & RELATED             65,900   British Petroleum Co.
                                                      PLC....................  $    997,073   $    865,926        0.2%
(CONCLUDED)
                                          103,800   Shell Transport & Trading
                                                      Co. PLC................       817,651        750,163        0.2
                                                                               ------------   ------------      -----
                                                                                  1,814,724      1,616,089        0.4
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS           37,100   Glaxo Wellcome PLC.......       852,902        877,489        0.2
                                           80,400   SmithKline Beecham PLC...       813,023        822,715        0.2
                                            9,100   Zeneca Group PLC.........       318,038        319,412        0.1
                                                                               ------------   ------------      -----
                                                                                  1,983,963      2,019,616        0.5
                 -----------------------------------------------------------------------------------------------------
                 PUBLISHING                56,500   Pearson PLC..............       729,777        734,058        0.2
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE               73,000   MEPC PLC.................       659,086        609,105        0.2
                 INVESTMENT TRUSTS        103,000   Slough Estates PLC.......       637,475        580,279        0.1
                                                                               ------------   ------------      -----
                                                                                  1,296,561      1,189,384        0.3
                 -----------------------------------------------------------------------------------------------------
                 RETAIL                    84,677   W.H. Smith Group PLC.....       517,452        541,029        0.1
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        40,500   British
                                                      Telecommunications
                                                      PLC....................       288,801        318,304        0.0
                                          134,532   Cable & Wireless PLC.....       986,152      1,182,183        0.3
                                                                               ------------   ------------      -----
                                                                                  1,274,953      1,500,487        0.3
                 -----------------------------------------------------------------------------------------------------
                 TOBACCO                  216,050   B.A.T. Industries PLC....     1,839,290      1,965,936        0.5
                                          133,200   Gallaher Group PLC.......       651,129        707,757        0.2
                                          104,900   Imperial Tobacco Group
                                                      PLC....................       653,694        659,902        0.1
                                                                               ------------   ------------      -----
                                                                                  3,144,113      3,333,595        0.8
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION            82,500   BAA PLC..................       797,222        674,821        0.2
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC       108,631  Energy Group PLC.........     1,142,393      1,199,026        0.3
                                          153,400   National Grid Group
                                                      PLC....................       743,353        728,163        0.1
                                                                               ------------   ------------      -----
                                                                                  1,885,746      1,927,189        0.4
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--WATER          39,708   Anglian Water PLC........       425,318        541,329        0.1
                                           46,000   Severn Trent PLC.........       680,459        738,928        0.2
                                          142,733   United Utilities PLC.....     1,459,498      1,828,624        0.4
                                                                               ------------   ------------      -----
                                                                                  2,565,275      3,108,881        0.7
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      THE UNITED KINGDOM         47,047,837     49,235,258       11.6
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      WESTERN EUROPE            148,772,146    156,871,542       36.9
---------------------------------------------------------------------------------------------------------------------

                                             FACE
                                           AMOUNT     SHORT-TERM SECURITIES
 ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                     $10,000,000   Atlantic Asset
                                                      Securitization Corp.,
                                                      5.95% due 1/14/1998....     9,976,861      9,976,861        2.3
                                        5,000,000   Countrywide Home Loans,
                                                      Inc., 6.05% due
                                                      1/29/1998..............     4,975,632      4,975,632        1.2
                                        9,810,000   General Motors Acceptance
                                                      Corp., 6.75% due
                                                      1/02/1998..............     9,806,321      9,806,321        2.3
                                                    Lexington Parker Capital
                                                      Co. LLC:
                                       15,000,000   5.92% due 1/16/1998......    14,960,533     14,960,533        3.5
                                        5,000,000   5.80% due 1/20/1998......     4,983,889      4,983,889        1.2
                                        6,000,000   Republic Industries,
                                                      Inc.,
                                                      6% due 1/07/1998.......     5,993,000      5,993,000        1.4
                                                                               ------------   ------------      -----
                                                                                 50,696,236     50,696,236       11.9
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

                                             FACE                                                VALUE       PERCENT OF
                                           AMOUNT     SHORT-TERM SECURITIES        COST        (NOTE 1A)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY OBLIGATIONS*   $18,000,000   Federal Home Loan
                                                      Mortgage Corp., 5.72%
                                                      due 1/09/1998..........  $ 17,974,260   $ 17,974,260        4.2%
                                                    United States Treasury
                                                      Bills(f):
                                        1,500,000   5% due 4/02/1998.........     1,480,450      1,480,455        0.4
                                        2,000,000   5.10% due 4/02/1998......     1,973,933      1,973,940        0.5
                                                                               ------------   ------------      -----
                                                                                 21,428,643     21,428,655        5.1
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      SHORT-TERM SECURITIES      72,124,879     72,124,891       17.0
---------------------------------------------------------------------------------------------------------------------
                                    NOMINAL VALUE
    OPTIONS                          COVERED BY                                  PREMIUMS
   PURCHASED                           OPTIONS                ISSUE                PAID
 ---------------------------------------------------------------------------------------------------------------------
                 CALL OPTIONS           1,868,261   Thailand Index, expiring
                 PURCHASED                            April 1998 at US$1.9838
                                                      (European Options).....       280,239            187        0.0
                 -----------------------------------------------------------------------------------------------------
                 CURRENCY PUT           6,500,000   Deutschemark, expiring
                 OPTIONS PURCHASED                    February 1998 at
                                                      DM1.95.................        43,875          4,550        0.0
                                        4,000,000   Japanese Yen, expiring
                                                      February 1998 at
                                                      Y120...................        59,800        299,200        0.0
                                                                               ------------   ------------      -----
                                                                                    103,675        303,750        0.0
                 -----------------------------------------------------------------------------------------------------
                 PUT OPTIONS            6,145,700   Nikkei 225 Index,
                 PURCHASED                            expiring January 1998
                                                      at Y15,000.............       152,275         86,242        0.0
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL OPTIONS PURCHASED         536,189        390,179        0.0
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS           465,852,476    422,053,207       99.2
---------------------------------------------------------------------------------------------------------------------
    OPTIONS                                                                      PREMIUMS
    WRITTEN                                                                      RECEIVED
---------------------------------------------------------------------------------------------------------------------
                 PUT OPTIONS WRITTEN     1,868,261  Thailand Index, expiring
                                                      April 1998 at US$1.9838
                                                      (European Options).....      (280,239)    (2,696,835)      (0.6)
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL OPTIONS WRITTEN          (280,239)    (2,696,835)      (0.6)
---------------------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN...................  $465,572,237    419,356,372       98.6
                                                                               ============
                 VARIATION MARGIN ON FINANCIAL FUTURES CONTRACTS**...........                      (98,645)      (0.0)
                 UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE
                   CONTRACTS***..............................................                      173,441        0.0
                 OTHER ASSETS LESS LIABILITIES...............................                    5,791,691        1.4
                                                                                              ------------      -----
                 NET ASSETS..................................................                 $425,222,859      100.0%
                                                                                              ============      =====
---------------------------------------------------------------------------------------------------------------------
(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).
(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
(d) Non-income producing security.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of
1933.
(f) Securities held as collateral in connection with open financial futures contracts.
* Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the rates paid at the time of purchase by the Fund.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONCLUDED) (IN US DOLLARS)
--------------------------------------------------------------------------------

** Financial futures contracts purchased as of December 31, 1997 were as follows:
-------------------------------------------------------------------------------

                                                                                                            VALUE
NUMBER OF                                                                                EXPIRATION      (NOTES 1a &
CONTRACTS                                  ISSUE                        EXCHANGE            DATE             1b)
---------------------------------------------------------------------------------------------------------------------
    47                All Ordinaries..................................    SFE            March 1998      $  2,016,342
    96                FTSE 100........................................   LIFFE           March 1998        20,431,386
 ---------------------------------------------------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (TOTAL CONTRACT PRICE--$22,676,388)                          $ 22,447,728
                                                                                                        ==============
 ---------------------------------------------------------------------------------------------------------------------
Financial futures contracts sold as of December 31, 1997 were as follows:
 ---------------------------------------------------------------------------------------------------------------------

NUMBER OF                                                                                EXPIRATION         VALUE
CONTRACTS                                  ISSUE                        EXCHANGE            DATE        (NOTES 1a & 1b)
---------------------------------------------------------------------------------------------------------------------
    96                CAC 40 Index....................................   MATIF          January 1998     $  9,598,405
    63                DAX Index.......................................    DTB            March 1998        14,984,740
 ---------------------------------------------------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS SOLD (TOTAL CONTRACT PRICE -- $23,958,247)                             $ 24,583,145
                                                                                                        ==============
 ---------------------------------------------------------------------------------------------------------------------
*** Forward foreign exchange contracts as of December 31, 1997 were as follows:
---------------------------------------------------------------------------------------------------------------------

                                                                                                           UNREALIZED
                                                                                                          APPRECIATION
                                                                                           EXPIRATION    (DEPRECIATION)
FOREIGN CURRENCY PURCHASED                                                                    DATE         (NOTE 1b)
---------------------------------------------------------------------------------------------------------------------
Y    831,262,500.......................................................................   January 1998    $   (194,409)
Y    240,000,000.......................................................................  February 1998         (50,906)
---------------------------------------------------------------------------------------------------------------------
TOTAL (US$ COMMITMENT--$8,499,924)                                                                            (245,315)
                                                                                                         --------------
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY SOLD
---------------------------------------------------------------------------------------------------------------------
NZ$  5,922,166.........................................................................   January 1998          69,366
Y    831,262,500.......................................................................   January 1998         349,390
---------------------------------------------------------------------------------------------------------------------
TOTAL (US$ COMMITMENT--$10,250,000)                                                                            418,756
                                                                                                         --------------
---------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET                                  $    173,441
                                                                                                         ===============
---------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$465,316,287) (Note 1a).......................                    $421,663,028
Options purchased, at value (cost--$536,189) (Notes 1a & 1b)..........................                         390,179
Unrealized appreciation on forward foreign exchange contracts (Note 1b)...............                         173,441
Foreign cash (Note 1c)................................................................                      14,584,796
Receivables:
  Securities sold.....................................................................  $ 2,839,783
  Dividends...........................................................................      614,760
  Forward foreign exchange contracts (Note 1b)........................................      268,597
  Capital shares sold.................................................................      111,332          3,834,472
                                                                                        -----------
Deferred organizational expenses (Note 1f)............................................                             688
Prepaid expenses and other assets.....................................................                          24,393
                                                                                                          ------------
Total assets..........................................................................                     440,670,997
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$280,239) (Notes 1a & 1b)...............                       2,696,835
Payables:
  Securities purchased................................................................   11,853,371
  Investment adviser (Note 2).........................................................      289,413
  Forward foreign exchange contracts (Note 1b)........................................      157,465
  Variation margin (Note 1b)..........................................................       98,645
  Capital shares redeemed.............................................................       69,258         12,468,152
                                                                                        -----------
Accrued expenses and other liabilities................................................                         283,151
                                                                                                          ------------
Total liabilities.....................................................................                      15,448,138
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS............................................................................                    $425,222,859
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized+.......                    $  3,937,421
Paid-in capital in excess of par......................................................                     438,832,034
Undistributed investment income--net..................................................                       2,948,694
Undistributed realized capital gains on investments and foreign currency
  transactions--net...................................................................                      26,490,907
Unrealized depreciation on investments and foreign currency transactions--net.........                     (46,986,197)
                                                                                                          ------------
NET ASSET.............................................................................                    $425,222,859
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $425,222,859 and 39,374,210 shares outstanding........                    $      10.80
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

+ The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $563,814 foreign withholding tax)...................................                    $  6,120,166
Interest and discount earned (net of $395 foreign withholding tax)....................                       4,505,131
                                                                                                           -----------
Total income..........................................................................                      10,625,297
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2).....................................................  $ 3,089,994
Custodian fees........................................................................      373,573
Accounting services (Note 2)..........................................................       92,596
Professional fees.....................................................................       39,287
Pricing services......................................................................       36,178
Registration fees.....................................................................       34,644
Directors' fees and expenses..........................................................        7,416
Transfer agent fees (Note 2)..........................................................        5,007
Amortization of organization expenses (Note 1f).......................................        1,402
Other.................................................................................       11,043
                                                                                        -----------
Total expenses........................................................................                       3,691,140
                                                                                                           -----------
Investment income--net................................................................                       6,934,157
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN CURRENCY TRANSACTIONS--NET
  (NOTES 1b, 1c, 1e & 3):
Realized gain (loss) from:
  Investments--net....................................................................   28,888,900
  Foreign currency transactions--net..................................................   (1,671,995)        27,216,905
                                                                                        -----------
Change in unrealized appreciation/depreciation on:
  Investments--net....................................................................  (58,837,976)
  Foreign currency transactions--net..................................................       50,906        (58,787,070)
                                                                                        -----------        -----------
Net realized and unrealized loss on investments and foreign currency transactions.....                     (31,570,165)
                                                                                                           -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................                    $(24,636,008)
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             FOR THE YEAR ENDED
                                                                                                DECEMBER 31,
                                                                                       -------------------------------
                         INCREASE (DECREASE) IN NET ASSETS:                                1997               1996
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net..............................................................   $  6,934,157       $  6,166,768
Realized gain on investments and foreign currency transactions--net.................     27,216,905          9,939,138
Change in unrealized appreciation/depreciation on investments and foreign currency
  transactions--net.................................................................    (58,787,070)         2,510,537
                                                                                       ------------       ------------
Net increase (decrease) in net assets resulting from operations.....................    (24,636,008)        18,616,443
                                                                                       ------------       ------------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):
Investment income--net:
  Class A...........................................................................     (6,787,677)        (3,669,329)
Realized gain on investments--net:
  Class A...........................................................................     (2,626,115)                --
                                                                                       ------------       ------------
Net decrease in net assets resulting from dividends and distributions to
  shareholders......................................................................     (9,413,792)        (3,669,329)
                                                                                       ------------       ------------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions..................    110,192,830         68,530,474
                                                                                       ------------       ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets........................................................     76,143,030         83,477,588
Beginning of year...................................................................    349,079,829        265,602,241
                                                                                       ------------       ------------
End of year*........................................................................   $425,222,859       $349,079,829
                                                                                       ============       ============
---------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net (Note 1h)....................................   $  2,948,694       $  4,510,300
                                                                                       ============       ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN                                                         FOR THE PERIOD
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL                                                       JULY 1, 1993+ TO
STATEMENTS. INCREASE (DECREASE) IN NET ASSET                                                               DECEMBER 31,
VALUE:                                                   1997++       1996++        1995         1994          1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............     $  11.63     $  11.06     $  10.90     $  11.03      $  10.00
                                                        --------     --------     --------     --------       -------
Investment income--net.............................          .20          .23          .20          .19           .01
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net...........         (.71)         .49          .37         (.13)         1.02
                                                        --------     --------     --------     --------       -------
Total from investment operations...................         (.51)         .72          .57          .06          1.03
                                                        --------     --------     --------     --------       -------
Less dividends and distributions:
  Investment income--net...........................         (.23)        (.15)        (.01)        (.18)           --
  Realized gain on investments--net................         (.09)          --         (.17)        (.01)           --
  In excess of realized gain on investments--net...           --           --         (.23)          --            --
                                                        --------     --------     --------     --------       -------
Total dividends and distributions..................         (.32)        (.15)        (.41)        (.19)           --
                                                        --------     --------     --------     --------       -------
Net asset value, end of period.....................     $  10.80     $  11.63     $  11.06     $  10.90      $  11.03
                                                        ========     ========     ========     ========       =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.................       (4.55%)       6.62%        5.48%         .55%        10.30%+++
                                                        ========     ========     ========     ========       =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................         .90%         .89%         .89%         .97%         1.14%*
                                                        ========     ========     ========     ========       =======
Investment income--net.............................        1.69%        1.96%        1.95%        1.09%          .30%*
                                                        ========     ========     ========     ========       =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........     $425,223     $349,080     $265,602     $247,884      $ 76,906
                                                        ========     ========     ========     ========       =======
Portfolio turnover.................................      127.96%       49.87%      100.02%       58.84%        17.39%
                                                        ========     ========     ========     ========       =======
Average commission rate paid***....................     $  .0011     $  .0004           --           --            --
                                                        ========     ========     ========     ========       =======
---------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

*** For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

+ Commencement of operations.

++ Based on average shares outstanding.

+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")) and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Effective September 17, 1997, each fund's existing class of shares was designated as Class A Shares and each fund began offering Class B Shares. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. International Equity Focus Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the

--------------------------------------------------------------------------------

contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions-- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,708,086 have been reclassified between undistributed net realized capital gains and undistributed net investment income and differences of $23 have been reclassified between undistributed net realized capital gains and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.75% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of ML & Co., earned $27,975 in commissions on the execution of portfolio security transactions

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $530,260,210 and $417,781,167, respectively.

Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

----------------------------------------------------------------
                                     Realized
                                       Gains
                                     (Losses)
                                                     Unrealized
                                                       Gains
                                                      (Losses)
----------------------------------------------------------------
Investments:
 Long-term........................  $24,003,430     $(43,653,271)
 Short-term.......................       (5,607)              12
 Financial futures contracts......    7,766,045         (853,558)
 Options written..................   (1,024,597)      (2,416,596)
 Options purchased................   (1,850,371)        (346,085)
                                    -----------      -----------
Total investments.................   28,888,900      (47,269,498)
                                    -----------      -----------
Currency transactions:
 Options purchased................    1,181,132          200,075
 Foreign currency transactions....   (1,358,697)         (90,215)
 Forward foreign exchange
   contracts......................   (1,494,430)         173,441
                                    -----------      -----------
Total currency transactions.......   (1,671,995)         283,301
                                    -----------      -----------
Total.............................  $27,216,905     $(46,986,197)
                                    ===========      ===========
-------------------------------------------------------

  Transactions in options written for the year ended December 31, 1997, were as follows:

---------------------------------------------------------------------
                                         Nominal Value
                                       Covered by Written   Premiums
Call Options Written                        Options         Received
---------------------------------------------------------------------
Outstanding call options written,
 beginning of year...................             35        $ 117,250
Options written......................          9,989          152,163
Options expired......................        (10,024)        (269,413)
                                         -----------        -----------
Outstanding call options written, end
 of year.............................             --        $      --
                                         ===========        ===========
---------------------------------------------------------

---------------------------------------------------------------------
                                         Nominal Value
                                           Covered by       Premiums
Put Options Written                     Written Options     Received
---------------------------------------------------------------------
Outstanding put options written,
 beginning of year...................               --             --
Options written......................       63,510,279      $ 896,659
Options closed.......................      (61,642,018)      (616,420)
                                             ---------       --------
Outstanding put options written, end
 of year.............................        1,868,261      $ 280,239
                                             =========       ========
---------------------------------------------------------

  At December 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $47,679,645, of which $21,501,184 related to appreciated securities and $69,180,829 related to depreciated securities. At December 31, 1997, the aggregate cost of investments, net of options written, for Federal income tax purposes was $466,732,267.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $110,192,830 and $68,530,474 for the years ended December 31, 1997 and December 31, 1996, respectively.

  Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 1997                        Shares          Amount
------------------------------------------------------------------
Shares sold..........................  11,676,001     $137,644,281
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     835,399        9,413,792
                                       ----------      -----------
Total issued.........................  12,511,400      147,058,073
Shares redeemed......................  (3,164,784)     (36,865,243)
                                       ----------      -----------
Net increase.........................   9,346,616     $110,192,830
                                       ==========      ===========
---------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 1996                        Shares          Amount
------------------------------------------------------------------
Shares sold...........................  6,562,205     $ 75,036,616
Shares issued to shareholders in
 reinvestment of dividends............    334,488        3,669,329
                                        ---------      -----------
Total issued..........................  6,896,693       78,705,945
Shares redeemed.......................   (886,963)     (10,175,471)
                                        ---------      -----------
Net increase..........................  6,009,730     $ 68,530,474
                                        =========      ===========
---------------------------------------------------------

5. COMMITMENTS:

At December 31, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to purchase and sell various foreign currencies with values of approximately $11,810,000 and $538,000, respectively.

6. SUBSEQUENT EVENT:

On January 2, 1998, the Company's Board of Directors declared an ordinary income dividend in the amount of $.405237 per Class A Share and a capital gains distribution in the amount of $.470907 per Class A Share payable on January 9, 1998 to shareholders of record as of December 31, 1997.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
INTERNATIONAL EQUITY FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period July 1, 1993 (commencement of operations) to December 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
DECEMBER 31, 1997--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1997, Natural Resources Focus Fund's Class A Shares had a total investment return of -12.52%, based on a change in per share net asset value from $13.12 to $10.66, and assuming reinvestment of $0.206 per share income dividends and $0.724 per share capital gains distributions. For the six months ended December 31, 1997, the Fund's Class A Shares had a total investment return of -15.73%, based on a change in per share net asset value from $12.65 to $10.66. (Additional performance information can be found on page 183 of this report to shareholders.)

THE ENVIRONMENT

  Volatility highlighted stock and bond markets worldwide during the six months ended December 31, 1997. The initial focus of investor concerns was the widening financial crisis in Asia. In the wake of a series of currency devaluations, many emerging economies are facing the challenges of higher interest rates, slowing economic growth and declining corporate earnings. Although the announcement of International Monetary Fund (IMF) loan packages to Thailand, Indonesia and South Korea initially reassured investors, the stringent terms of the loans and their potential negative impact on these already beleaguered economies are now being called into question. In Japan, the failure of several major financial institutions has undermined the prospects for economic recovery.

  As developments in Asia continue to unfold, US equity investors are trying to gauge the impact of poorer Asian economic prospects on multinational corporations. Although there have been periods of rising share prices, investor confidence has not been definitively restored. The US bond market benefited from a "flight to quality" as investors anticipated slower economic growth, but the release of stronger-than-expected economic statistics also prompted periods of declining bond prices.

  As 1998 begins, investors are likely to continue to focus on the prospects for the US economy within the context of international developments. Although the Federal Reserve Board did not tighten monetary policy at its November 12, 1997 meeting, it remains to be seen whether US economic growth remains moderate enough and inflationary pressures sufficiently contained to preclude an increase in short-term interest rates in early 1998. The ongoing developments in Asia will undoubtedly also influence the central bank's monetary policy decisions in the new year.

FISCAL YEAR IN REVIEW

  The environment for investments in the natural resources sector was generally mixed for the year ended December 31, 1997. This environment reflected increased commodity demand arising from continued moderate global economic growth, led by strong business activity in the United States. The combination of moderate global economic growth and continued modest inflationary pressures had positive implications for basic materials demand.

  The Fund was heavily weighted in base metal stocks, with a particular emphasis on copper stocks. Strong economic growth in North America and a budding recovery in Europe helped copper prices strengthen during the first half of 1997. We had expected rising demand for base metals to lead to declining inventories and improved metal prices and company earnings. However, copper inventories rose on the London Metals Exchange from distressed sales of producer stocks and as Far East consumers pared inventories. Combined with concerns of an impending economic slowdown in Asia during the second half of 1997, the price of copper declined to as low as $0.76 per pound by the end of the year from its summer peak which exceeded $1.20 per pound. Given that many mines produce gold as well as other mineral by-products in association with copper production, the share price declines were leveraged to the fall in prices across the metals sector. A significant number of the Fund's holdings in the base metals area were in Australian- and Canadian-domiciled companies. To the extent that the currencies of these commodity-exposed nations declined, currency translations negatively impacted certain companies in the Fund's portfolio and the Fund's performance as a result.

  The Fund's performance was also hurt by our significant exposure to the gold sector during the fiscal year. After trending downward since early 1996, the price of gold collapsed on the third-quarter announcement that Australia's central bank had sold two-thirds of its gold holdings. The price of gold continued to fall as inflation reports consistently came in at or below estimates, and the metal price reached lows not seen in nearly 18 years as deflationary fears became more prominent in economic forecasts. Exacerbating the decline was additional central

--------------------------------------------------------------------------------

bank selling as speculation clouded gold's role as a reserve asset backing the European Monetary Unit. The failure of gold to perform as a store of value in time of currency crisis may undermine the premium multiples that have traditionally been awarded to the shares of gold-mining stocks.

  For the fiscal year ended December 31, 1997, the Fund's largest investment representation was in the energy sector, with particular emphasis on exploration and production companies. The shares of independent oil companies initially appreciated on rising natural gas prices and as merger activity ignited takeover fever involving several companies in the group. Investment returns benefited in the second half of the year as two holdings, The Louisiana Land and Exploration Co. and Chauvco Resources Ltd., were acquired by Burlington Resources Inc. and Pioneer Natural Resources Co., respectively. However, gains in the sector were short-lived as energy prices fell in response to the combined impact of politics and weather. In November, the Organization of Petroleum Exporting Countries
(OPEC) raised quota levels for the first time in four years. Since OPEC had already been producing well above its quota, the incremental barrels added to the market were marginal. However, the quota increase coincided with the slowdown in Asian consumption and with the emergence of mild weather conditions arising from the El Nino climatic phenomenon. The increased oil production and declining demand, coupled with ample worldwide inventories, drove oil prices down to their lowest levels in over two years. Oil service companies' stock prices were particularly strong early in the summer and fall months, as pricing for oil services continued to escalate and as early announcements of oil company capital spending plans continued to show double-digit gains in oil services spending. Given the strong appreciation of the oil service sector, new holdings in the area were concentrated in companies that we believed would benefit from the later stages of the capital spending cycle.

  During the fiscal year, chemical investments were solid performers, as declining feedstock costs supported earning forecasts despite rising capacity in many product areas. The Fund was severely underexposed to this sector, with only 4% of net assets in chemical stocks compared to the Morgan Stanley Capital International Natural Resources Index's 20% representation. While the chemical sector did not appreciate significantly in absolute terms, the Fund's underweighting in the sector negatively impacted Fund performance.

  We increased the Fund's holdings of paper and forest product shares during the first half of 1997 because it appeared that the two-year slide in commodity prices had ended. The poor pricing environment had curtailed plans for new capacity in some grades, and a trend for consolidation in the group had emerged. The shares of forest product companies aborted their rally as currency collapses led to concerns of lower Southeast Asian demand. While the group suffered significant declines in the second half, the outlook for some paper products appeared favorable, and we began to concentrate the Fund's holdings in those companies.

  During the final months of the year, the collapse of Asian currencies and consequent deterioration of financial conditions played havoc with the investment thesis on which the portfolio was structured. Growth estimates for Far Eastern economies were sharply reduced, with economic contraction now possible for several nations in the region. Investors increasingly focused on the potential for commodity price deflation, and speculation shifted to the impact that the Asian debacle could have on Western economies. The Fund's returns suffered as lower demand forecasts and declining commodity prices led to earnings estimate reductions across a broad spectrum of natural resource companies.

INVESTMENT ACTIVITIES

  During the six-month period ended December 31, 1997, there were no significant geographic or industry allocation changes made in the Fund. The Fund was fully invested during the second half of the year, with a cash position of about 3% of net assets at year-end. We have begun to raise the cash position to seek to limit the Fund's exposure to broad-based selling of resource stocks, as well as to seek to take advantage of opportunities that arise from share price declines. We established a new position in TransCoastal Marine Services Inc., Stolt Comex Seaway Inc. and McDermott International, Inc. in the oil sector, and took profits in the shares of Louisiana Land and Exploration Co. and Chauvco Resources Ltd. after their share prices rose following acquisition bids. We made modest reductions in gold shares as the commodity continued to be pressured from central bank sales. We reduced our positions in Japanese industrial and mining shares, given the risk of reduced exports to trading partners in the Pacific Rim.

--------------------------------------------------------------------------------

  The problems facing the economies of Asia have created severe uncertainty in the outlook for natural resource stocks. Commodity prices continue to decline, and resource-related companies are experiencing earnings estimate reductions and a contraction of price/earnings and price/cash flow multiples. The Fund had been constructed with leverage to continued global expansion. Looking ahead, we plan to take a number of steps to position the portfolio toward the value end of the spectrum. The Fund will be reviewed to ascertain that all holdings are inexpensive in terms of absolute and relative valuations of price/earnings, price/book and price/cash flow multiples. The review also will include financial structures and cash operating costs of each enterprise to assess prospects for ongoing operations in worst-case economic conditions. Exposure to commodities with rising capacity utilization trends, a key driver of natural resource stocks, will be emphasized in portfolio construction. Commodities in supply/demand balance are likely to appreciate in economic expansions, while mitigating downside price risk in economic contractions.

  We plan to create a more focused Fund by reducing the number of stock positions from the current 111 holdings. We expect to increase concentration in the companies in which we have high confidence concerning company fundamentals and where valuation levels appear attractive given uncertain economic conditions. In addition, geographic representation of Fund positions will be examined to seek to enhance exposure to markets perceived to have sound growth outlooks, as well as to diversify currency risks to the Fund.

  The collapse of currencies and stock markets in the Far East is likely to dramatically reduce natural resource use in those countries. The duration of the downturn, as well as its potential spread to North American and European markets, could exacerbate declines in production and pricing across a broad spectrum of commodities. However, the recent declines in resource equities have been indiscriminate. We believe opportunities exist in many of the commodity companies that are users of feedstocks with declining costs, as well as in energy commodities where positive trends have been masked by mild weather conditions. Investments in companies whose operations can exploit lower input costs, or whose shares discount the economic turmoil, could provide satisfactory returns in the coming year. We expect the changes outlined above to position the Fund to provide favorable returns relative to the commodity markets.

IN CONCLUSION

  We appreciate your investment in Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our upcoming semi-annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Robert M. Shearer
Robert M. Shearer
Vice President and Portfolio Manager

February 10, 1998

--------------------------------------------------------------------------------

We are pleased to announce that effective December 10, 1997 Robert M. Shearer has been appointed Senior Portfolio Manager, and is responsible for the day-to-day management of Natural Resources Focus Fund. Mr. Shearer has been employed by Merrill Lynch Asset Management, L.P. since 1997 as Associate Portfolio Manager of the Fund. Prior thereto, he was a Vice President and an Assistant Portfolio Manager at David L. Babson and Company, Inc. from 1996 to 1997, and was a Vice President/Sector Manager at Concert Capital Management from 1993 to 1996. From 1988 to 1993, he was the Senior Energy Analyst at Fiduciary Trust Company International.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                         LIPPER
                            NATURAL         S*P         NATURAL
   MEASUREMENT PERIOD      RESOURCES    INDUSTRIALS    RESOURCES      CONSUMER
 (FISCAL YEAR COVERED)    FOCUS FUND*      INDEX        AVERAGE     PRICE INDEX
6/01/88**                        10000         10000         10000         10000
12/88                             9580         10615          9928         10272
12/89                            11326         13997         13125         10748
12/90                            10622         13870         12050         11420
12/91                            10766         18144         12225         11760
12/92                            10913         19180         12456         12109
12/93                            12056         20914         15741         12449
12/94                            12230         21709         15145         12780
12/95                            13778         29220         17668         13104
12/96                            15641         35947         23329         13537
12/97                            13683         47107         23343         13767
    * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
   ** Commencement of operations.
    + Natural Resources Focus Fund invests primarily in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.
   ++ This unmanaged Index measures the pattern of movements of the common stocks of 400 large industrial companies and their weighting by capitalization.
  +++ This unmanaged Index is comprised of all US mutual funds classified by Lipper Analytical Services as natural resource-related funds.
 ++++ This unmanaged Index is the most widely used Index of price changes over time and is designed to measure changes in the typical market basket of purchases by urban consumers.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/97                                                      -12.52%
--------------------------------------------------------------------------------
Five Years Ended 12/31/97                                                  +4.63
--------------------------------------------------------------------------------
Inception (6/01/88) through 12/31/97                                       +3.33
--------------------------------------------------------------------------------

Natural Resources Focus Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Standard & Poor's Industrials Index, the Lipper Natural Resources Average and the Consumer Price Index. Beginning and ending values are:

                                      6/01/88**        12/97
                                      ---------        -----

Natural Resources Focus Fund+--
Class A Shares*                       $10,000         $13,683
Standard & Poor's Industrials
Index++                               $10,000         $47,107
Lipper Natural Resources
Average+++                            $10,000         $23,343
Consumer Price Index++++              $10,000         $13,767

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                   SHARES                                                            VALUE      PERCENT OF
           INDUSTRY                 HELD            COMMON STOCKS & WARRANTS           COST        (NOTE 1A)    NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
ALUMINUM                              8,800     +Alumax, Inc. ...................   $   301,980   $   299,200        1.1%
                                      3,000     Aluminum Co. of America..........       157,209       211,125        0.8
                                      5,400     Pechiney, S.A. (A Shares)........       214,896       213,165        0.8
                                                                                    ------------  ------------    ------
                                                                                        674,085       723,490        2.7
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                             2,700     Air Products & Chemicals, Inc....       154,427       222,075        0.8
                                      4,800     BASF AG..........................       115,117       170,113        0.6
                                      1,500     Dow Chemical Co. ................       106,941       152,250        0.6
                                      6,700     duPont (E.I.) de Nemours & Co. ..       158,309       402,419        1.5
                                                                                    ------------  ------------    ------
                                                                                        534,794       946,857        3.5
---------------------------------------------------------------------------------------------------------------------
DIAMONDS                             11,100     +Aber Resources, Ltd. ...........       186,043       117,120        0.5
                                     25,000     +SouthernEra Resources Ltd. .....       155,268       249,808        0.9
                                                                                    ------------  ------------    ------
                                                                                        341,311       366,928        1.4
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESOURCES                20,000     Asahi Glass Co., Ltd. ...........       240,000        95,202        0.3
COMPANIES                             4,800     Ashland Inc. ....................       203,468       257,700        1.0
                                      5,100     Coastal Corp. ...................       137,569       315,881        1.2
                                     16,800     Norcen Energy Resources Ltd. ....       108,534       192,523        0.7
                                     68,000     North Ltd. ......................       255,416       178,931        0.7
                                     52,300     RGC Ltd. ........................       206,473        79,671        0.3
                                                                                    ------------  ------------    ------
                                                                                      1,151,460     1,119,908        4.2
---------------------------------------------------------------------------------------------------------------------
GOLD                                183,000     +Acacia Resources Ltd. ..........       324,247       166,786        0.6
                                     26,700     +Amax Gold, Inc. ................       152,967        61,744        0.2
                                     17,500     Ashanti Goldfields Co. Ltd.
                                                  (GDR)**........................       434,367       143,500        0.5
                                     23,500     Cambior Inc. ....................       315,479       138,757        0.5
                                     23,000     +Casmyn Corp. ...................       211,713        40,250        0.1
                                    201,300     Delta Gold N.L. .................       369,458       211,771        0.8
                                     30,600     Driefontein Consolidated Ltd. ...       477,914       207,607        0.8
                                      6,300     Freeport-McMoRan Copper & Gold,
                                                  Inc. (Class B).................       217,128        99,225        0.4
                                     16,700     +Getchell Gold Corp. ............       671,591       400,800        1.5
                                    170,000     Great Central Mines N.L. ........       491,004       182,606        0.7
                                     67,600     +Miramar Mining Corp. ...........       345,062       134,624        0.5
                                     13,864     Newmont Mining Corp. ............       512,680       407,255        1.5
                                    169,000     Normandy Mining Ltd..............       190,999       163,928        0.6
                                     39,000     Placer Dome Inc. ................       819,544       494,813        1.8
                                     24,800     Prime Resource Group, Inc. ......       242,631       164,629        0.6
                                    199,000     Resolute Ltd. ...................       412,978       145,095        0.5
                                     22,200     +Sutton Resources Ltd. ..........       199,967       149,696        0.6
                                     30,000     +TVX Gold, Inc. .................       241,535       101,250        0.4
                                     88,966     +William Resources Ltd. .........       154,215        21,758        0.1
                                                                                    ------------  ------------    ------
                                                                                      6,785,479     3,436,094       12.7
---------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL                        6,900     Amerada Hess Corp. ..............       374,019       378,638        1.4
COMPANIES                             3,000     Amoco Corp. .....................       162,710       255,375        0.9
                                     10,400     British Petroleum, Co. PLC
                                                  (ADR)*.........................       396,812       828,750        3.1
                                     11,600     Ente Nazionale Idrocarburi S.p.A
                                                  (ENI) (ADR)*...................       542,300       661,925        2.5
                                      1,700     OMV AG...........................       181,957       235,569        0.9
                                     25,000     Petro-Canada.....................       272,871       459,375        1.7
                                      8,200     Societe Nationale Elf Aquitaine
                                                  (ADR)*.........................       302,991       480,725        1.8
                                      6,800     Total, S.A. (Class B)............       417,613       739,990        2.7
                                      8,000     Yacimientos Petroliferos
                                                  Fiscales, S.A. (YPF) (ADR)*....       137,480       273,500        1.0
                                                                                    ------------  ------------    ------
                                                                                      2,788,753     4,313,847       16.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                            VALUE      PERCENT OF
           INDUSTRY                 HELD            COMMON STOCKS & WARRANTS           COST        (NOTE 1A)    NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
METALS & MINING                       5,700     ASARCO Inc. .....................   $   162,433   $   127,894        0.5%
                                    281,000     +Centaur Mining & Exploration
                                                  Ltd. ..........................       424,224        98,783        0.4
                                     14,600     Falconbridge Ltd. ...............       324,029       185,675        0.7
                                      4,300     Inco Ltd. .......................       140,517        73,100        0.3
                                     60,800     Industrias Penoles, S.A. de
                                                  C.V. ..........................       267,270       275,403        1.0
                                    465,000     M.I.M. Holdings Ltd. ............       867,286       284,552        1.0
                                     34,376     Minsur S.A. (T Shares)...........       111,555        73,447        0.3
                                     35,000     Mitsubishi Materials Corp. ......       173,212        56,430        0.2
                                     14,000     Noranda Inc. ....................       249,761       240,654        0.9
                                     14,800     Outokumpu OYJ....................       263,036       175,236        0.6
                                      9,400     P.T. Tambang Timah (GDR)** (a)...       115,742       101,050        0.4
                                     49,400     Pasminco Ltd. ...................        78,451        56,601        0.2
                                      2,900     Phelps Dodge Corp. ..............       169,146       180,525        0.7
                                    108,000     QNI Ltd. ........................       216,381        71,714        0.3
                                      6,000     Rio Algom Ltd. ..................       116,616       101,251        0.4
                                     35,400     Rio Tinto PLC....................       464,920       435,502        1.6
                                    315,000     Savage Resources Ltd. ...........       241,918       147,647        0.5
                                     41,000     Savage Resources Ltd. (Warrants)
                                                  (b)............................         5,506           934        0.0
                                     23,000     Sumitomo Metal Mining Co. Ltd. ..       191,265        75,931        0.3
                                     11,500     Trellborg 'B' Fria...............       148,886       144,845        0.5
                                    126,900     WMC Ltd. ........................       734,286       441,974        1.6
                                                                                    ------------  ------------    ------
                                                                                      5,466,440     3,349,148       12.4
---------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS                  15,200     Apache Corp. ....................       406,775       532,950        2.0
                                     12,000     +Baytex Energy Ltd. (Class A) ...       169,535       125,777        0.5
                                     14,000     +Benton Oil & Gas Co. ...........       213,500       181,125        0.7
                                      3,812     Burlington Resources Inc. .......        91,553       170,825        0.6
                                     19,200     +Chauvco Resources Ltd. .........         8,705        16,100        0.1
                                     10,400     +Chieftain International,
                                                  Inc. ..........................       233,254       221,000        0.8
                                     34,100     +EEX Corp. ......................       331,601       309,031        1.1
                                     32,700     Enterprise Oil PLC...............       212,325       311,517        1.2
                                     74,300     +Gulf Canada Resources, Ltd. ....       556,159       520,100        1.9
                                      6,000     +Houston Exploration Co..........       137,365       110,250        0.4
                                     10,700     Mitchell Energy & Development
                                                  Corp. (Class B)................       186,484       311,637        1.2
                                     22,600     +Northrock Resources Ltd.  ......       182,121       351,373        1.3
                                     13,000     +Oryx Energy Co. ................       216,739       331,500        1.2
                                      8,000     PanCanadian Petroleum Ltd. ......       152,305       128,572        0.5
                                      9,481     Pioneer Natural Resources Co. ...       254,802       274,356        1.0
                                     40,900     Ranger Oil Ltd. .................       277,620       281,187        1.0
                                      7,500     Sonat, Inc. .....................       326,509       343,125        1.3
                                                                                    ------------  ------------    ------
                                                                                      3,957,352     4,520,425       16.8
---------------------------------------------------------------------------------------------------------------------
OIL SERVICES                          8,900     Coflexip Stena Offshore, Inc.
                                                  (ADR)*.........................       182,060       493,950        1.8
                                      7,800     McDermott International, Inc.....       294,333       285,675        1.1
                                      7,300     +Petroleum Geo-Services ASA
                                                  (ADR)*.........................       214,215       472,675        1.8
                                      3,600     Schlumberger Ltd. ...............       103,056       289,800        1.1
                                      8,300     Smedvig ASA (ADR)*...............       176,375       174,300        0.6
                                      2,500     +Stolt Comex Seaway, S.A. .......       151,250       121,250        0.4
                                     11,900     +TransCoastal Marine Services,
                                                  Inc. ..........................       226,500       163,625        0.6
                                      8,600     Transocean Offshore Inc. ........       267,925       414,412        1.5
                                                                                    ------------  ------------    ------
                                                                                      1,615,714     2,415,687        8.9
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

                                   SHARES                                                            VALUE      PERCENT OF
           INDUSTRY                 HELD            COMMON STOCKS & WARRANTS           COST        (NOTE 1A)    NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS               8,466     Aracruz Celulose S.A. (Class B)
                                                  (ADR)*.........................   $   135,818   $   121,699        0.4%
                                     30,100     Avenor Inc. .....................       579,964       429,069        1.6
                                      4,000     Champion International Corp. ....       208,741       181,250        0.7
                                      3,300     Georgia-Pacific Corp. ...........       156,631       200,475        0.7
                                      3,300     +Georgia-Pacific Corp. (Timber
                                                  Group).........................        65,263        74,869        0.3
                                      4,500     International Paper Co. .........       151,314       194,062        0.7
                                     24,300     Metsa Serla OY 'B'...............       200,736       189,582        0.7
                                      7,000     Mo Och Domsjo AB 'B' Co. ........       168,523       180,742        0.7
                                     47,000     Slocan Forest Products Ltd. .....       474,849       251,240        0.9
                                     12,000     +Stone Container Corp. ..........       147,680       125,250        0.5
                                      9,000     Weyerhaeuser Co. ................       363,467       441,563        1.6
                                      8,000     Willamette Industries, Inc. .....       167,500       257,500        1.0
                                                                                    ------------  ------------    ------
                                                                                      2,820,486     2,647,301        9.8
---------------------------------------------------------------------------------------------------------------------
PLANTATIONS                         136,000     Golden Hope Plantations BHD......       240,608       157,529        0.6
                                     90,000     Kuala Lumpur Kepong BHD..........       120,553       193,436        0.7
                                                                                    ------------  ------------    ------
                                                                                        361,161       350,965        1.3
---------------------------------------------------------------------------------------------------------------------
REFINING                             10,400     Sun Co. .........................       283,046       437,450        1.6
                                      5,976     Ultramar Diamond Shamrock
                                                  Corp. .........................       202,960       190,485        0.7
                                                                                    ------------  ------------    ------
                                                                                        486,006       627,935        2.3
---------------------------------------------------------------------------------------------------------------------
STEEL                               104,000     British Steel PLC................       274,493       222,920        0.8
                                      3,700     Koninklijke Nederlandsche
                                                  Hoogovens en Staalfabrienken
                                                  N.V. ..........................       134,715       151,642        0.6
                                    128,000     Nippon Steel Corp. ..............       434,280       189,666        0.7
                                    147,000     Sumitomo Metal Industries,
                                                  Ltd. ..........................       443,134       188,476        0.7
                                                                                    ------------  ------------    ------
                                                                                      1,286,622       752,704        2.8
---------------------------------------------------------------------------------------------------------------------
WOOD PRODUCTS                        12,400     Louisiana-Pacific Corp. .........       292,144       235,600        0.8
                                     26,800     Riverside Forest Products
                                                  Ltd. ..........................       352,710       210,677        0.8
                                                                                    ------------  ------------    ------
                                                                                        644,854       446,277        1.6
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS &
                                                WARRANTS                             28,914,517    26,017,566       96.4
---------------------------------------------------------------------------------------------------------------------

                                    FACE
                                   AMOUNT            SHORT-TERM INVESTMENTS
  ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***                $693,000     General Motors Acceptance Corp.,
                                                  6.75% due 1/02/1998............       692,740       692,740        2.6
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL SHORT-TERM INVESTMENTS            692,740       692,740        2.6
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS................   $29,607,257    26,710,306       99.0
                                                                                    ============
                                                OTHER ASSETS LESS LIABILITIES....                     269,060        1.0
                                                                                                  ------------    ------
                                                NET ASSETS.......................                 $26,979,366      100.0%
                                                                                                  ============    ======
---------------------------------------------------------------------------------------------------------------------

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
* American Depositary Receipts (ADR).
** Global Depositary Receipts (GDR).
*** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost $29,607,257) (Note 1a).................................              $ 26,710,306
Cash..........................................................................................                     1,060
Receivables:
  Securities sold.............................................................................  $ 267,039
  Dividends...................................................................................     35,274        302,313
                                                                                                 --------
Prepaid expenses and other assets.............................................................                     2,068
                                                                                                              ----------
Total assets..................................................................................                27,015,747
                                                                                                              ----------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser (Note 2).................................................................     15,970
  Capital shares redeemed.....................................................................      4,818         20,788
                                                                                                 --------
Accrued expenses and other liabilities........................................................                    15,593
                                                                                                              ----------
Total liabilities.............................................................................                    36,381
                                                                                                              ----------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS....................................................................................              $ 26,979,366
                                                                                                              ==========
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized+...............              $    253,055
Paid-in capital in excess of par..............................................................                25,792,644
Undistributed investment income--net..........................................................                   373,737
Undistributed realized capital gains on investments and foreign currency transactions--net....                 3,457,266
Unrealized depreciation on investments and foreign currency transactions--net.................                (2,897,336)
                                                                                                              ----------
NET ASSETS....................................................................................              $ 26,979,366
                                                                                                              ==========
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $26,979,366 and 2,530,547 shares outstanding..................              $      10.66
                                                                                                              ==========
---------------------------------------------------------------------------------------------------------------------

+ The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $43,563 foreign withholding tax).........................................                $   621,538
Interest and discount earned...............................................................                     47,177
                                                                                                           ------------
Total income...............................................................................                    668,715
                                                                                                           ------------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)..........................................................  $   241,712
Custodian fees.............................................................................       25,768
Pricing services...........................................................................       11,182
Accounting services (Note 2)...............................................................        8,602
Professional fees..........................................................................        8,052
Transfer agent fees (Note 2)...............................................................        5,006
Directors' fees and expenses...............................................................          935
Registration fees..........................................................................           20
Other......................................................................................          960
                                                                                             ------------
Total expenses.............................................................................                    302,237
                                                                                                           ------------
Investment income--net.....................................................................                    366,478
                                                                                                           ------------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN CURRENCY TRANSACTIONS--NET
  (NOTES 1b, 1c, 1e & 3):
Realized gain (loss) from:
  Investments--net.........................................................................    3,481,351
  Foreign currency transactions--net.......................................................       (8,943)    3,472,408
                                                                                             ------------
Change in unrealized appreciation/depreciation on:
  Investments--net.........................................................................   (7,585,679)
  Foreign currency transactions--net.......................................................       (2,450)   (7,588,129)
                                                                                             ------------  ------------
Net realized and unrealized loss on investments and foreign currency transactions..........                 (4,115,721)
                                                                                                           ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................................                $(3,749,243)
                                                                                                           ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               FOR THE YEAR ENDED
                                                                                                  DECEMBER 31,
                                                                                          ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                            1997            1996
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net..................................................................  $    366,478     $   656,331
Realized gain on investments and foreign currency transactions--net.....................     3,472,408       2,957,459
Change in unrealized appreciation/depreciation on investments and foreign currency
  transactions--net.....................................................................    (7,588,129)      2,057,873
                                                                                          ------------     ------------
Net increase (decrease) in net assets resulting from operations.........................    (3,749,243)      5,671,663
                                                                                          ------------     ------------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1f):
Investment income--net:
  Class A...............................................................................      (223,099)       (722,544)
Realized gain on investments--net:
  Class A...............................................................................    (2,977,040)       (740,711)
                                                                                          ------------     ------------
Net decrease in net assets resulting from dividends and distributions to shareholders...    (3,200,139)     (1,463,255)
                                                                                          ------------     ------------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share transactions......................   (11,268,247)     (2,113,764)
                                                                                          ------------     ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.................................................   (18,217,629)      2,094,644
Beginning of year.......................................................................    45,196,995      43,102,351
                                                                                          ------------     ------------
End of year*............................................................................  $ 26,979,366     $45,196,995
                                                                                          ============     ============
---------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net (Note 1g)........................................  $    373,737     $   221,415
                                                                                          ============     ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED       --------------------------------------------------------
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                      FOR THE YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           1997        1996        1995        1994        1993
 ---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................     $  13.12     $ 11.95     $ 10.82     $ 10.82     $  9.84
                                                                 -------     -------     -------     -------     -------
Investment income--net.....................................          .14         .18         .20         .17         .11
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................        (1.68)       1.40        1.15        (.02)        .92
                                                                 -------     -------     -------     -------     -------
Total from investment operations...........................        (1.54)       1.58        1.35         .15        1.03
                                                                 -------     -------     -------     -------     -------
Less dividends and distributions:
  Investment income--net...................................         (.06)       (.20)       (.19)       (.15)       (.05)
  Realized gain on investments--net........................         (.86)       (.21)       (.03)         --          --
                                                                 -------     -------     -------     -------     -------
Total dividends and distributions..........................         (.92)       (.41)       (.22)       (.15)       (.05)
                                                                 -------     -------     -------     -------     -------
Net asset value, end of year...............................     $  10.66     $ 13.12     $ 11.95     $ 10.82     $ 10.82
                                                                 =======     =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................      (12.52%)     13.52%      12.65%       1.44%      10.47%
                                                                 =======     =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................         .81%        .78%        .78%        .87%       1.13%
                                                                 =======     =======     =======     =======     =======
Investment income--net.....................................         .99%       1.43%       1.75%       1.91%       1.34%
                                                                 =======     =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................     $ 26,979     $45,197     $43,102     $39,715     $14,778
                                                                 =======     =======     =======     =======     =======
Portfolio turnover.........................................       20.93%      31.11%      30.15%      10.94%      58.44%
                                                                 =======     =======     =======     =======     =======
Average commission rate paid+..............................     $  .0308     $ .0225          --          --          --
                                                                 =======     =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------

   * Total investment returns exclude insurance-related fees and expenses.

   + For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Effective September 17, 1997, each fund's existing class of shares was designated as Class A and each fund began offering Class B Shares. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Natural Resources Focus Fund (the "Fund") is classified as "non-diversified", as defined in the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the

--------------------------------------------------------------------------------

contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $8,943 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of ML & Co., earned $3,939 in commissions on the execution of portfolio security transactions.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

--------------------------------------------------------------------------------

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $7,535,738 and $21,652,709, respectively.

  Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

-------------------------------------------------------------------
                                     Realized          Unrealized
                                  Gains (Losses)         Losses
-------------------------------------------------------------------
Long-term Investments...........    $3,481,351        $ (2,896,951)
Foreign currency transactions...        (8,943)               (385)
                                    ----------         -----------
Total...........................    $3,472,408        $ (2,897,336)
                                    ==========         ===========
-------------------------------------------------------

  At December 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $2,991,491, of which $4,512,365 related to appreciated securities and $7,503,856 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $29,701,797.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $11,268,247 and $2,113,764 for the years ended December 31, 1997 and December 31, 1996, respectively.

  Transactions in capital shares were as follows:

------------------------------------------------------------------
 Class A Shares for the Years Ended                      Dollar
          December 31, 1997              Shares          Amount
------------------------------------------------------------------
Shares sold..........................      25,316     $    321,714
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     264,256        3,200,139
                                       ----------      -----------
Total issued.........................     289,572        3,521,853
Shares redeemed......................  (1,202,808)     (14,790,100)
                                       ----------      -----------
Net decrease.........................    (913,236)    $(11,268,247)
                                       ==========      ===========
---------------------------------------------------------

------------------------------------------------------------------
   Class A Shares for the Year Ended                     Dollar
           December 31, 1996               Shares        Amount
------------------------------------------------------------------
Shares sold.............................   450,602     $ 5,663,127
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................   122,221       1,463,255
                                          --------     -----------
Total issued............................   572,823       7,126,382
Shares redeemed.........................  (737,357)     (9,240,146)
                                          --------     -----------
Net decrease............................  (164,534)    $(2,113,764)
                                          ========     ===========
---------------------------------------------------------

5. COMMITMENTS:

At December 31, 1997, the Fund had entered into foreign exchange contracts under which it agreed to sell various foreign currencies with values of approximately $55,000, respectively.

6. SUBSEQUENT EVENT:

On January 2, 1998, the Company's Board of Directors declared an ordinary income dividend in the amount of $.321997 per Class A Share and a long-term capital gains distribution in the amount of $1.309765 per Class A Share payable on January 9, 1998 to shareholders of record as of December 31, 1997.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
NATURAL RESOURCES FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
DECEMBER 31, 1997--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1997, Prime Bond Fund's Class A Shares had a total investment return of +8.64%, based on a change in per share net asset value from $11.91 to $12.11, and assuming reinvestment of $0.784 per share income dividends. For the six months ended December 31, 1997, the Fund's Class A Shares had a total investment return of +5.83%, based on a change in per share net asset value from $11.82 to $12.11, and assuming reinvestment of $0.388 per share income dividends. (Additional performance information can be found on page 197 of this report to shareholders.)

FISCAL YEAR IN REVIEW

  During the first quarter of the Fund's fiscal year, fixed-income markets fell on concerns of growing inflationary pressures. We shortened the duration of the Fund to 4.4 years by increasing the Fund's cash reserves to 8% of net assets. At the end of March, the Federal Reserve Board launched a preemptive strike against inflationary pressures by raising the Federal Funds rate by 25 basis points (0.25%). Interest rates peaked in mid-April, then dropped through the second quarter. This rally was fueled by a significant change in expectations regarding the economy and more optimistic outlook for inflation. At this time, we decided to maintain a duration-neutral strategy for the Fund, based on the volatility that characterized the market. Accordingly, we set a range of 4.5 years--4.6 years for the Fund's duration. The Fund's performance was hurt by the relatively high percentage (9%) of the Fund's net assets in cash reserves in response to our concerns regarding volatility.

  The market continued to rally until the middle of the summer. We extended the upper limit of our duration range to 4.7 years and lengthened our positions accordingly, primarily by reducing the Fund's cash reserve position to 7% of net assets. Our industrial sector and quality mixes remained neutral to the Index. The market fell sharply in August as a result of stronger-than-expected employment and purchasing manager reports. These data suggested substantially more robust consumer spending in the third quarter. The market rallied again in September on the belief that the Federal Reserve Board would not move to tighten interest rates again in 1997. Prices then began to fall in early October in response to concerns about employment and wage pressures, but reversed direction and rose sharply in the middle of the month because of concerns about the Asian currency crisis. The US Treasury market was viewed as a safe haven for assets. By the end of the fiscal year, bond yields were at their lowest levels of the year. We extended the Fund's duration to 5.8 years in order to seek to participate in this rally. This strategy enhanced the Fund's performance, so that the total return on the Fund's Class A Shares rose to +8.64% for the year by December 31, 1997.

PORTFOLIO MATTERS

  A strong rally in bond prices in September, which was encouraged by low inflation data, brought the yield on the 30-year Treasury bond to 6.23% by the beginning of October. This rally lasted from the middle of September through the first week of October, and was mirrored by the gains of the stock market, which soared from 7660 to 8178 as measured by the Dow Jones Industrial Average. On October 8, 1997, Federal Reserve Board Chairman Alan Greenspan expressed concern before the House Budget Committee that the demand for labor was outpacing the supply, with the resulting pressure likely to push up wages and prices. He suggested that the Federal Reserve Board would tighten monetary policy before it would allow this to happen. Bond prices slumped, and the yield on the long-term Treasury bond jumped from 6.23% to 6.43% in three days. Then, on October 23, 1997, the Thai baht collapsed and the Asian currency markets declined rapidly. On the following Monday, the New York Stock Exchange saw the DJIA fall 554 points on a record volume of 1.2 billion shares. A worldwide flight to quality caused both foreign and domestic investors to seek shelter in the US Treasury market.

  The yield on the long-term bond fell from 6.43% to 6.15% during the third quarter. Gross domestic product (GDP) data for the third calendar quarter of 1997 were released indicating a slightly larger-than-expected increase of 3.5% as compared to 3.3% in the second calendar quarter. The GDP price deflator rose only 1.4% for the third calendar quarter against a 1.8% increase in the second calendar quarter. This was the lowest quarterly increase since the second quarter of 1964. The long-term bond finished December with a 6.16% yield. November and December witnessed a continuation of the flight to quality into US bonds. The Treasury yield curve flattened from 53 basis points to 28 basis points between 2-year--30-year issues. This suggested some foreign central bank selling of issues with short-term maturities to shore

--------------------------------------------------------------------------------

up weak currencies and private sector purchasing of the long-term issues to increase dollar-denominated investments. By the end of the year, the yield on the long-term Treasury bond was 5.92%.

IN CONCLUSION

  We appreciate your investment in Prime Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies again with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Jay C. Harbeck
Jay C. Harbeck
Senior Vice President and Portfolio Manager

February 10, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                           PRIME BOND
         MEASUREMENT PERIOD               FUND'CLASS A      MERRILL LYNCH COAO
        (FISCAL YEAR COVERED)                SHARES*              INDEX"
DEC-87                                      10000                10000
DEC-88                                      10675                10976
DEC-89                                      12094                12526
DEC-90                                      12956                13448
DEC-91                                      15082                15901
DEC-92                                      16179                17351
DEC-93                                      18123                19507
DEC-94                                      17253                18856
DEC-95                                      20728                22919
DEC-96                                      21186                23696
DEC-97                                      23017                26157
   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
   + Prime Bond Fund invests primarily in long-term corporate bonds rated A or better by either Standard & Poor's
     Corp. or Moody's Investors Service, Inc.
  ++ This unmanaged broad-based Index is comprised of all industrialized bonds rated BBB3 of higher, of all maturities.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/97                                                       +8.64%
--------------------------------------------------------------------------------
Five Years Ended 12/31/97                                                  +7.31
--------------------------------------------------------------------------------
Ten Years Ended 12/31/97                                                   +8.70
--------------------------------------------------------------------------------

Prime Bond Fund

Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Merrill Lynch C0A0 Index. Beginning and ending values are:

                                      12/87        12/97
                                      -----        -----

Prime Bond Fund+--
Class A Shares                        $10,000      $23,017
Merrill Lynch C0A0 Index++            $10,000      $26,157

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

                            S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY          RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------
ASSET BACKED              AAA       Aaa      $  1,944,864     Arcadia Automobile Receivables
SECURITIES++--4.3%                                              Trust, 6.10% due 6/15/2000...  $  1,944,485   $  1,946,400
                          AAA       Aaa         1,500,000     California Infrastructure, San
                                                                Diego, 6.04% due
                                                                3/25/2000....................     1,499,800      1,500,938
                                                              Citibank, Credit Card Master
                                                                Trust I:
                          AAA       Aaa         7,000,000       6.35% due 8/15/2002..........     6,994,400      7,042,656
                          AAA       Aaa         4,000,000       6.057% due 12/10/2008........     3,998,440      3,980,000
                          AAA       Aaa         5,500,000     First Bank, Corporate Card
                                                                Master Trust, 6.40% due
                                                                2/15/2003....................     5,493,248      5,544,660
                          AAA       Aaa         2,633,209     GMAC Grantor Trust, 6.50% due
                                                                4/15/2002....................     2,632,475      2,644,769
                                                                                               ------------   ------------
                                                                                                 22,562,848     22,659,423
---------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--11.0%    BBB+      A3          2,500,000     BB&T Corporation, 7.25% due
                                                                6/15/2007....................     2,488,325      2,628,175
                                                              Bank of New York Co., Inc.:
                          A         A2          4,000,000       7.625% due 7/15/2002.........     4,306,000      4,215,160
                          A         A2          2,000,000       7.875% due 11/15/2002........     2,213,400      2,135,680
                                                              BankAmerica Corp.:
                          A         A1          7,000,000       8.375% due 3/15/2002.........     7,361,550      7,522,410
                          A+        Aa3         1,000,000       7.125% due 5/12/2005.........       985,500      1,037,510
                          A         A2          2,000,000     First Interestate Bancorp,
                                                                11.25% due 3/27/2001.........     2,354,060      2,272,620
                          BBB       A2          8,000,000     Fleet Capital Trust II, 7.92%
                                                                due 12/11/2026...............     7,922,070      8,437,280
                          A-        A3          2,000,000     Golden West Financial Corp.,
                                                                9.15% due 5/23/1998..........     2,271,480      2,023,180
                                                              HSBC Americas Inc.:
                          A-        A3          3,000,000       7% due 11/01/2006............     2,974,800      3,052,110
                          BBB+      A2          1,000,000       +7.808% due 12/15/2026.......       988,460      1,020,583
                          BBB+      A2          3,000,000     Mellon Capital II, 7.995% due
                                                                1/15/2027....................     2,860,410      3,220,860
                          A         A2          5,000,000     NationsBank Corp., 6.50% due
                                                                8/15/2003....................     4,755,150      5,048,100
                                                              Norwest Corp.:
                          AA-       Aa3         2,500,000       6.75% due 5/12/2000..........     2,529,975      2,532,800
                          AA-       Aa3         3,000,000       6.125% due 10/15/2000........     2,994,660      2,997,210
                          AA-       Aa3         9,000,000     Norwest Financial, Inc., 6.625%
                                                                due 7/15/2004................     8,960,310      9,109,710
                          BBB+      A1          1,000,000     Wells Fargo Capital I, 7.96%
                                                                due 12/15/2026...............       982,070      1,051,410
                                                                                               ------------   ------------
                                                                                                 56,948,220     58,304,798
---------------------------------------------------------------------------------------------------------------------
CANADIAN PROVINCES*--2.6%                                     Province of Quebec (Canada)(2):
                          A+        A2          3,500,000       8.80% due 4/15/2003..........     3,944,780      3,880,660
                          A+        A2          9,500,000       7.125% due 2/09/2024.........     7,990,800      9,784,145
                                                                                               ------------   ------------
                                                                                                 11,935,580     13,664,805
---------------------------------------------------------------------------------------------------------------------
FINANCE--5.9%                                                 Associates Corp. of North
                                                                America:
                          AA-       Aa3         5,000,000       8.375% due 1/15/1998.........     5,016,100      5,002,700
                          AA-       Aa3        10,000,000       6.375% due 6/15/2000.........    10,016,600     10,053,200
                          A         A2          1,500,000     Beneficial Corporation, 6.80%
                                                                due 9/16/2003................     1,500,000      1,521,947
                          A         Aa3         6,100,000     CIT Capital Trust I, 7.70% due
                                                                2/15/2027....................     6,072,184      6,257,520
                          A+        Aa3         5,000,000     CIT Group Holdings, Inc.,
                                                                6.625% due 6/15/2005.........     5,016,950      5,038,050
                          A+        A1          3,250,000     Commercial Credit Co., 10% due
                                                                5/01/1999....................     3,626,350      3,406,780
                                                                                               ------------   ------------
                                                                                                 31,248,184     31,280,197
---------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                            S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY          RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--                                              Bear Stearns Companies, Inc.
11.2%                                                         (The):
                          A         A2       $  3,000,000       6.75% due 8/15/2000..........  $  2,980,950   $  3,035,730
                          A         A2          1,000,000       6.70% due 8/01/2003..........     1,002,800      1,010,460
                          A+        A1          3,500,000     Dean Witter, Discover & Co.,
                                                                6.75% due 8/15/2000..........     3,486,805      3,548,160
                          A-        A3          5,500,000     Donaldson, Lufkin & Jenrette,
                                                                Inc., 6.875% due
                                                                11/01/2005...................     5,477,000      5,592,675
                                                              +Equitable Life Assurance
                                                                Society:
                          A         A2          4,355,000       6.95% due 12/01/2005.........     4,110,249      4,434,170
                          A         A2          1,500,000       7.70% due 12/01/2015.........     1,489,740      1,606,079
                          AA        Aa1         2,000,000     GE Global Insurance, 7% due
                                                                2/15/2026....................     2,054,720      2,076,320
                                                              Lehman Brothers Holdings, Inc.:
                          A         Baa1        4,000,000       6.50% due 10/01/2002.........     3,996,200      3,994,800
                          A         Baa1        2,000,000       Series E, 6.625% due
                                                                12/27/2002...................     1,999,380      2,014,100
                          AA        Aa2         6,500,000     MBIA, Inc., 7.15% due
                                                                7/15/2027....................     6,484,075      6,894,875
                          A+        A1          5,500,000     Morgan Stanley, Dean Witter,
                                                                Discover & Co., 6.875% due
                                                                3/01/2007....................     5,480,255      5,619,625
                                                              PaineWebber Group, Inc.:
                          BBB+      Baa1        3,000,000       9.25% due 12/15/2001.........     3,501,570      3,280,170
                          BBB+      Baa1        2,000,000       8.875% due 3/15/2005.........     2,012,540      2,238,240
                                                              Smith Barney Holdings, Inc.:
                          A         A2          2,000,000       5.875% due 2/01/2001.........     1,993,680      1,973,414
                          A         A2          2,000,000       6.625% due 11/15/2003........     1,988,320      2,011,586
                          A+        Aa3         2,000,000     Travelers Capital II, 7.75% due
                                                                12/01/2036...................     2,003,400      2,074,060
                                                              Travelers Corp. (The):
                          AA-       Aa3         1,000,000       9.50% due 3/01/2002..........     1,084,200      1,113,560
                          AA-       Aa3         6,000,000       7.875% due 5/15/2025.........     6,053,840      6,709,620
                                                                                               ------------   ------------
                                                                                                 57,199,724     59,227,644
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER                                          Anheuser-Busch Cos., Inc.:
GOODS--4.4%               A+        A1          2,500,000       8.75% due 12/01/1999.........     2,839,090      2,615,750
                          A+        A1          5,000,000       7.375% due 7/01/2023.........     5,127,300      5,133,350
                          AA-       Aa3         7,000,000     Archer-Daniels-Midland Company,
                                                                6.75% due 12/15/2027.........     6,921,040      7,010,731
                          A+        A1          4,000,000     Hershey Foods Corporation,
                                                                7.20% due 8/15/2027..........     4,215,640      4,252,400
                          A         A2          4,000,000     Philip Morris Companies, Inc.,
                                                                9% due 1/01/2001.............     4,071,540      4,273,760
                                                                                               ------------   ------------
                                                                                                 23,174,610     23,285,991
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--              AA        Aa2         2,000,000     BP America Inc., 9.375% due
ENERGY--1.4%                                                    11/01/2000...................     2,204,960      2,166,800
                          A         Aa3         3,000,000     Dresser Industries, Inc., 7.60%
                                                                due 8/15/2096................     2,991,270      3,363,960
                          A+        A1          1,500,000     Texaco Capital Inc., 9% due
                                                                12/15/1999...................     1,731,670      1,576,200
                                                                                               ------------   ------------
                                                                                                  6,927,900      7,106,960
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                            S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY          RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--              BBB+      A3       $  5,500,000     Applied Materials Inc., 7.125%
MANUFACTURING--12.4%                                            due 10/15/2017...............  $  5,462,380   $  5,586,350
                          AA+       Aa3         9,500,000     Boeing Co., 6.35% due
                                                                6/15/2003....................     8,549,905      9,555,005
                                                              duPont (E.I.) de Nemours & Co.:
                          AA-       Aa3         8,750,000       6.75% due 9/01/2007..........     9,031,708      9,053,887
                          AA-       Aa3         2,950,000       8.25% due 1/15/2022..........     3,066,304      3,182,106
                          A         A1          2,000,000     Ford Motor Company, 8.875% due
                                                                1/15/2022....................     2,471,480      2,466,760
                                                              Ford Motor Credit Company:
                          A         A1          3,000,000       7% due 9/25/2001.............     2,988,060      3,074,550
                          A         A1          2,500,000       7.75% due 3/15/2005..........     2,497,725      2,682,275
                          AAA       Aaa         3,245,000     General Electric Capital Corp.,
                                                                8.125% due 5/15/2012.........     3,449,052      3,744,081
                                                              General Motors Acceptance
                                                                Corp.:
                          A-        A3          5,000,000       7.70% due 4/15/2016..........     5,455,750      5,479,250
                          A-        A3          4,000,000       8.80% due 3/01/2021..........     4,689,040      4,884,600
                          BBB+      A3          2,500,000     Martin Marietta Corp., 6.50%
                                                                due 4/15/2003................     2,515,325      2,514,250
                          AA+       A2          2,500,000     McDonnell Douglas Financial
                                                                Corp., 6.875% due
                                                                11/01/2006...................     2,593,625      2,591,800
                          A         A1          6,910,000     PPG Industries, Inc., 6.50% due
                                                                11/01/2007...................     6,888,855      6,977,303
                          A         A2          3,300,000     Phelps Dodge Corporation, 7.75%
                                                                due 1/01/2002................     3,468,564      3,456,123
                                                                                               ------------   ------------
                                                                                                 63,127,773     65,248,340
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--              A+        A1          2,500,000     Bass America, Inc., 8.125% due
SERVICES--9.1%                                                  3/31/2002....................     2,668,930      2,674,850
                          A         A2          4,000,000     Carnival Cruise Lines, Inc.,
                                                                7.70% due 7/15/2004..........     4,208,480      4,259,920
                                                              Dillard's, Inc.:
                          A+        A2          5,000,000       7.375% due 6/15/1999.........     5,305,840      5,091,750
                          A+        A2          3,000,000       9.125% due 8/01/2011.........     3,240,150      3,652,590
                          A         A2          1,925,050     +Disney Enterprises, Inc.,
                                                                6.85% due 1/10/2007++........     1,923,760      1,957,429
                          A+        A1          7,000,000     +Electronic Data Systems Corp.,
                                                                6.85% due 5/15/2000..........     6,994,470      7,120,106
                          A         A2          4,850,000     First Data Corp., 6.375% due
                                                                12/15/2007...................     4,837,536      4,825,653
                          AAA       Aaa         3,000,000     Johnson & Johnson, 8.72% due
                                                                11/01/2024...................     3,000,000      3,448,200
                          A-        A2          7,000,000     Sears, Roebuck & Co., 6.82% due
                                                                10/17/2002...................     7,014,280      7,160,930
                          AA        Aa2         7,000,000     Wal-Mart Stores, Inc., 8.50%
                                                                due 9/15/2024................     7,036,810      7,778,470
                                                                                               ------------   ------------
                                                                                                 46,230,256     47,969,898
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                                                  Southwest Airlines, Inc.:
TRANSPORTATION--1.7%      A-        A3          3,000,000       9.40% due 7/01/2001..........     3,420,210      3,294,570
                          A-        A3          4,000,000       8% due 3/01/2005.............     3,980,450      4,328,040
                          A-        A3          1,000,000       7.875% due 9/01/2007.........       992,600      1,101,570
                                                                                               ------------   ------------
                                                                                                  8,393,260      8,724,180
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                            S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY          RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------
UTILITIES--               AAA       Aaa      $  4,000,000     BellSouth Telecommunications
COMMUNICATIONS--                                                Inc., 7% due 10/01/2025......  $  4,162,800   $  4,198,640
3.6%                                                          GTE Corp.:
                          A         Baa1        6,000,000       8.85% due 3/01/1998..........     6,278,360      6,022,080
                          A         Baa1        1,500,000       9.375% due 12/01/2000........     1,647,090      1,624,785
                          AAA       Aaa         3,000,000     Indiana Bell Telephone Co.,
                                                                Inc., 7.30% due 8/15/2026....     3,030,280      3,278,070
                                                              Southwestern Bell
                                                                Telecommunications Corp.:
                          AA        Aa3         1,000,000       6.125% due 3/01/2000.........     1,005,000      1,001,780
                          AA        Aa3         1,000,000       6.625% due 4/01/2005.........       958,450      1,017,990
                          AA        Aa3         2,000,000       6.375% due 11/15/2007........     2,009,520      2,008,760
                                                                                               ------------   ------------
                                                                                                 19,091,500     19,152,105
---------------------------------------------------------------------------------------------------------------------
UTILITIES--               AAA       Aaa         8,000,000     Cleveland Electric/Toledo
ELECTRIC--5.2%                                                  Edison (Class B), 7.13% due
                                                                7/01/2007....................     8,392,720      8,519,440
                          AA        Aa3         2,000,000     Northern States Power Company,
                                                                7.125% due 7/01/2025.........     2,122,360      2,117,580
                                                              Pennsylvania Power & Light Co.:
                          A-        A3          2,500,000       5.50% due 4/01/1998..........     2,488,425      2,497,850
                          A-        A3          2,000,000       6.875% due 2/01/2003.........     2,032,580      2,057,980
                          A-        A3          4,000,000     Public Service Electric & Gas
                                                                Co., 6.50% due 6/01/2000.....     3,998,315      4,027,440
                          A         A2          7,500,000     Virginia Electric & Power Co.,
                                                                8.625% due 10/01/2024........     7,416,540      8,441,700
                                                                                               ------------   ------------
                                                                                                 26,450,940     27,661,990
---------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES*--7.8%  AA-       Aa2         1,500,000     ABN AMRO Holding N.V., 7.125%
                                                                due 6/18/2007(1).............     1,499,265      1,568,205
                          A+        A1          6,000,000     Australia & New Zealand Banking
                                                                Group Ltd., 7.55% due
                                                                9/15/2006(1).................     5,990,880      6,333,660
                          A-        Baa1        8,000,000     Enersis S.A., 6.90% due
                                                                12/01/2006(3)................     7,979,360      7,898,320
                          A+        A1          2,000,000     Ford Capital B.V., 9.50% due
                                                                6/01/2010(1).................     2,217,880      2,477,360
                          A+        A2          5,500,000     Grand Metropolitan Investment
                                                                Corp., 6.50% due
                                                                9/15/1999(1).................     5,615,810      5,533,550
                          A+        A3          1,000,000     +Hutchison Whampoa Finance
                                                                Ltd., 6.95% due
                                                                8/01/2007(1).................       924,140        942,260
                          A         A2          3,000,000     +Petronas Corp., 6.625% due
                                                                10/18/2001(3)................     2,976,900      2,864,307
                          AA        Aa2        12,500,000     Swiss Bank Corp. NY, 7.375% due
                                                                6/15/2017(1).................    13,366,130     13,372,000
                                                                                               ------------   ------------
                                                                                                 40,570,365     40,989,662
---------------------------------------------------------------------------------------------------------------------
YANKEE                    BBB+      A3          6,000,000     People's Republic of China,
SOVEREIGN*--1.1%                                              6.625% due 1/15/2003(2)........     5,970,960      5,908,800
---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL CORPORATE BONDS &
                                                              NOTES--81.7%                      419,832,120    431,184,793
---------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

                            S&P     MOODY'S      FACE                                                            VALUE
                          RATINGS   RATINGS     AMOUNT           US GOVERNMENT OBLIGATIONS         COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                                                 US Treasury Notes & Bonds:
OBLIGATIONS--15.1%        AAA       Aaa      $  2,000,000       6.375% due 9/30/2001.........  $  2,042,187   $  2,041,240
                          AAA       Aaa         9,000,000       6.25% due 10/31/2001.........     9,134,297      9,153,270
                          AAA       Aaa         2,500,000       5.75% due 10/31/2002.........     2,491,895      2,502,350
                          AAA       Aaa         7,000,000       5.75% due 11/30/2002.........     6,971,094      7,005,460
                          AAA       Aaa         1,000,000       6.25% due 2/15/2003..........       982,500      1,022,660
                          AAA       Aaa        16,000,000       5.75% due 8/15/2003..........    15,814,688     16,009,920
                          AAA       Aaa           500,000       5.875% due 2/15/2004.........       490,156        504,375
                          AAA       Aaa         3,500,000       7.25% due 8/15/2004..........     3,730,312      3,782,730
                          AAA       Aaa         4,500,000       6.50% due 5/15/2005..........     4,516,987      4,691,250
                          AAA       Aaa         4,500,000       6.50% due 10/15/2006.........     4,633,828      4,711,635
                          AAA       Aaa        18,650,000       6.125% due 8/15/2007.........    19,025,875     19,165,859
                          AAA       Aaa         1,500,000       6.625% due 2/15/2027.........     1,487,344      1,628,430
                          AAA       Aaa         7,000,000       6.375% due 8/15/2027.........     7,357,070      7,382,830
---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL US GOVERNMENT
                                                              OBLIGATIONS--15.1%                 78,678,233     79,602,009
---------------------------------------------------------------------------------------------------------------------
                                                                   SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
REPURCHASE                                      8,228,000     HSBC Holdings PLC, purchased on
AGREEMENTS**--1.5%                                              12/31/1997 to yield 6.57% to
                                                                1/02/1998....................     8,228,000      8,228,000
---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL SHORT-TERM
                                                              SECURITIES--1.5%                    8,228,000      8,228,000
---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS--98.3%.......  $506,738,353    519,014,802
                                                                                               ============
                                                              OTHER ASSETS LESS
                                                                LIABILITIES--1.7%............                    8,755,241
                                                                                                              ------------
                                                              NET ASSETS--100.0%.............                 $527,770,043
                                                                                                              ============
---------------------------------------------------------------------------------------------------------------------

* Corresponding industry groups for foreign securities, which are denominated in US dollars:
  (1) Financial Institution
  (2) Government Entity
  (3) Industrial
** Repurchase Agreements are fully collateralized by US Government Obligations. + The security may be offered and sold to "qualified institutional buyers" under
  Rule 144A of the Securities Act of 1933.
++ Subject to principal paydowns.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$506,738,353) (Note 1a)............................               $519,014,802
Cash.......................................................................................                        740
Receivables:
  Interest.................................................................................  $8,908,401
  Capital shares sold......................................................................     100,298
  Loaned securities (Note 6)...............................................................       3,608      9,012,307
                                                                                             ----------
Prepaid expenses and other assets..........................................................                     35,168
                                                                                                          ------------
Total assets...............................................................................                528,063,017
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser (Note 2)..............................................................     199,214
  Capital shares redeemed..................................................................      12,994        212,208
                                                                                             ----------
Accrued expenses and other liabilities.....................................................                     80,766
                                                                                                          ------------
Total liabilities..........................................................................                    292,974
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................................................               $527,770,043
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized+............               $  4,358,581
Paid-in capital in excess of par...........................................................                524,345,665
Undistributed investment income--net.......................................................                  3,180,103
Accumulated realized capital losses on investments--net (Note 5)...........................                (16,390,755)
Unrealized appreciation on investments--net................................................                 12,276,449
                                                                                                          ------------
NET ASSETS.................................................................................               $527,770,043
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $527,770,043 and 43,585,807 shares outstanding.............               $      12.11
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

+ The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1d):
Interest and discount earned................................................................                 $37,099,499
Other income................................................................................                      48,008
                                                                                                             -----------
Total income................................................................................                  37,147,507
                                                                                                             -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................................................   $2,226,345
Accounting services (Note 2)................................................................      110,709
Professional fees...........................................................................       55,872
Custodian fees..............................................................................       44,181
Directors' fees and expenses................................................................       10,793
Pricing services............................................................................        9,503
Transfer agent fees (Note 2)................................................................        5,005
Registration fees...........................................................................        2,093
Other.......................................................................................        2,318
                                                                                               ----------
Total expenses..............................................................................                   2,466,819
                                                                                                             -----------
Investment income--net......................................................................                  34,680,688
                                                                                                             -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES 1d & 3):
Realized loss on investments--net...........................................................                    (659,507)
Change in unrealized appreciation on investments--net.......................................                   8,588,890
                                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................                 $42,610,071
                                                                                                             ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             FOR THE YEAR ENDED
                                                                                                DECEMBER 31,
                                                                                       -------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                         1997               1996
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net..............................................................   $ 34,680,688       $ 33,145,431
Realized gain (loss) on investments--net............................................       (659,507)           215,210
Change in unrealized appreciation on investments--net...............................      8,588,890        (21,044,224)
                                                                                       ------------       ------------
Net increase in net assets resulting from operations................................     42,610,071         12,316,417
                                                                                       ------------       ------------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1e):
Investment income--net:
  Class A...........................................................................    (34,630,429)       (32,511,472)
                                                                                       ------------       ------------
Net decrease in net assets resulting from dividends to shareholders.................    (34,630,429)       (32,511,472)
                                                                                       ------------       ------------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share transactions.......    (18,603,327)        68,750,815
                                                                                       ------------       ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.............................................    (10,623,685)        48,555,760
Beginning of year...................................................................    538,393,728        489,837,968
                                                                                       ------------       ------------
End of year*........................................................................   $527,770,043       $538,393,728
                                                                                       ============       ============
---------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net..............................................   $  3,180,103       $  3,129,844
                                                                                       ============       ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED  ------------------------------------------------------------
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                   FOR THE YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $  11.91     $  12.45     $  11.12     $  12.64     $  12.04
                                                           --------     --------     --------     --------      -------
Investment income--net...................................       .78          .80          .82          .77          .70
Realized and unrealized gain (loss) on
  investments--net.......................................       .20         (.55)        1.34        (1.36)         .71
                                                           --------     --------     --------     --------      -------
Total from investment operations.........................       .98          .25         2.16         (.59)        1.41
                                                           --------     --------     --------     --------      -------
Less dividends and distributions:
  Investment income--net.................................      (.78)        (.79)        (.83)        (.76)        (.70)
  Realized gain on investments--net......................        --           --           --           --         (.11)
  In excess of realized gain on investments--net.........        --           --           --         (.17)          --
                                                           --------     --------     --------     --------      -------
Total dividends and distributions........................      (.78)        (.79)        (.83)        (.93)        (.81)
                                                           --------     --------     --------     --------      -------
Net asset value, end of year.............................  $  12.11     $  11.91     $  12.45     $  11.12     $  12.64
                                                           ========     ========     ========     ========      =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................     8.64%        2.21%       20.14%       (4.80%)      12.02%
                                                           ========     ========     ========     ========      =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .47%         .49%         .50%         .54%         .63%
                                                           ========     ========     ========     ========      =======
Investment income--net...................................     6.62%        6.67%        7.00%        6.74%        5.86%
                                                           ========     ========     ========     ========      =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $527,770     $538,394     $489,838     $391,234     $314,091
                                                           ========     ========     ========     ========      =======
Portfolio turnover.......................................    89.22%       91.88%       90.12%      139.89%      115.26%
                                                           ========     ========     ========     ========      =======
---------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Effective September 17, 1997, each fund's existing class of shares was designated as Class A Shares and each fund began offering Class B Shares. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Prime Bond Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's High Current Income Fund at the following annual rates: 0.50% of such average daily net assets not exceeding $250 million; 0.45% of such average daily net assets in excess of $250 million but not more than $500 million; 0.40% of such average daily net assets in excess of $500 million but not more than $750 million; and 0.35% of such average daily net assets in excess of $750 million. For the year ended December 31, 1997, the aggregate average daily net assets of the Fund and the Company's High Current Income Fund was approximately $1,003,875,000.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement

--------------------------------------------------------------------------------

which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith, Inc., $8,877 for providing security price quotations to compute the net asset value of the Fund.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $437,193,344 and $434,431,139, respectively.

  Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

------------------------------------------------------------------
                                         Realized      Unrealized
                                          Losses          Gains
------------------------------------------------------------------
Long-term investments..................  $(659,505)    $12,276,449
Short-term investments.................         (2)             --
                                         -----------    ----------
Total..................................  $(659,507)    $12,276,449
                                         ===========    ==========
---------------------------------------------------------

  At December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $12,217,563, of which $14,696,808 related to appreciated securities and $2,479,245 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $506,797,239.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $(18,603,327) and $68,750,815 for the years ended December 31, 1997 and December 31, 1996, respectively.

  Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 1997                        Shares          Amount
------------------------------------------------------------------
Shares sold..........................   3,589,337     $ 42,528,752
Shares issued to shareholders in
 reinvestment of dividends...........   2,931,101       34,630,429
                                       ----------     ------------
Total issued.........................   6,520,438       77,159,181
Shares redeemed......................  (8,146,214)     (95,762,508)
                                       ----------     ------------
Net decrease.........................  (1,625,776)    $(18,603,327)
                                       ==========     ============
---------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 1996                        Shares          Amount
------------------------------------------------------------------
Shares sold..........................   5,521,436     $ 65,068,417
Shares issued to shareholders in
 reinvestment of dividends...........   2,739,002       32,511,472
                                       ----------     ------------
Total issued.........................   8,260,438       97,579,889
Shares redeemed......................  (2,399,918)     (28,829,074)
                                       ----------     ------------
Net increase.........................   5,860,520     $ 68,750,815
                                       ==========     ============
---------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31,1997, the Fund had a net capital loss carryforward of approximately $16,332,000, of which $14,796,000 expires in 2002, $855,000 expires in 2003 and $681,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

6. LOANED SECURITIES:

At December 31, 1997, the Fund held US Treasury bonds having an aggregate value of approximately $20,611,000 as collateral for portfolio securities loaned having a market value of approximately $20,000,000.

7. SUBSEQUENT EVENT:

On January 2, 1998, the Company's Board of Directors declared an ordinary income dividend in the amount of $.072961 per Class A Share payable on January 2, 1998 to shareholders of record as of December 31, 1997.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
PRIME BOND FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prime Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prime Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
DECEMBER 31, 1997--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1997, Quality Equity Fund's Class A Shares had a total investment return of +23.70%, based on a change in per share net asset value from $32.83 to $38.42, and assuming reinvestment of $1.196 per share income dividends and $0.558 per share capital gains distributions. For the six months ended December 31, 1997, the Fund's Class A Shares had a total investment return of +6.57%, based on a change in per share net asset value from $36.05 to $38.42. (Additional performance information can be found on page 212 of this report to shareholders.)

THE ENVIRONMENT

  Volatility highlighted stock and bond markets worldwide during the six months ended December 31, 1997. The initial focus of investor concerns was the widening financial crisis in Asia. In the wake of a series of currency devaluations, many emerging economies are facing the challenges of higher interest rates, slowing economic growth and declining corporate earnings. Although the announcement of International Monetary Fund (IMF) loan packages to Thailand, Indonesia and South Korea initially reassured investors, the stringent terms of the loans and their potential negative impact on these already beleaguered economies are now being called into question. In Japan, the failure of several major financial institutions has undermined the prospects for economic recovery.

  As developments in Asia continue to unfold, US equity investors are trying to gauge the impact of poorer Asian economic prospects on multinational corporations. Although there have been periods of rising share prices, investor confidence has not been definitively restored. The US bond market benefited from a "flight to quality" as investors anticipated slower economic growth, but the release of stronger-than-expected economic statistics also prompted periods of declining bond prices.

  As 1998 begins, investors are likely to continue to focus on the prospects for the US economy within the context of international developments. Although the Federal Reserve Board did not tighten monetary policy at its November 12, 1997 meeting, it remains to be seen whether US economic growth remains moderate enough and inflationary pressures sufficiently contained to preclude an increase in short-term interest rates in early 1998. The ongoing developments in Asia will undoubtedly also influence the central bank's monetary policy decisions in the new year.

FISCAL YEAR IN REVIEW

  As of December 31, 1997, the Fund's asset allocation was: US equities, 91% of net assets; foreign equities, 7%; and cash reserves, 2%.

  During the year ended December 31, 1997, the overall return of the Fund was held down by the laggard performance of foreign equities and bonds relative to the performance of their US counterparts. The negative impact of foreign equities was limited by our reducing investments in that sector during the second half of 1997.

  In the United States, the strong performance of financial service equities during the year proved to be a positive influence on the Fund's total return. The financial services sector accounted for the largest portion of US equities held in the Fund throughout the fiscal year. Strength in financial services equities offset disappointing returns for selected technology and healthcare issues, among others, which had a negative impact on the Fund's total return.

PORTFOLIO MATTERS

  During the second half of 1997 we became more cautious toward foreign stocks. Our concerns over the widening economic problems in Asia, including South Korea, Japan and Southeast Asia, led us to reduce our allocation to foreign equities from 11% of net assets as of June 30, 1997 to 7% at December 31, 1997. We now seek to limit representation to foreign equities which we believe offer potential to add value to a primarily US portfolio.

  In the US equity sector, consistent with our expectation of further US interest rate declines, financial services equities continued to account for the largest concentration of assets in the US stock sector. We maintained significant representation in the areas of healthcare, technology and energy. Overall, we are increasing emphasis on the shares of companies which, in our view, have limited potential for earnings disappointments resulting from the problems afflicting the Asian economies. On the other hand, we are reducing positions in shares of companies which appear vulnerable to earnings disappointments resulting from problems affect-

--------------------------------------------------------------------------------

ing developing economies. We eliminated Oracle Corp. on this basis.

IN CONCLUSION

  We appreciate your investment in Quality Equity Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies again with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Thomas R. Robinson
Thomas R. Robinson
Senior Vice President and Portfolio Manager

February 10, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                         QUALITY EQUITY
         MEASUREMENT PERIOD               FUND'CLASS A       STANDARD & POOR'S
        (FISCAL YEAR COVERED)                SHARES*           500 INDEX"++
DEC-87                                      10000                10000
DEC-88                                      11354                11688
DEC-89                                      14848                15391
DEC-90                                      14946                14903
DEC-91                                      19456                19441
DEC-92                                      19980                20922
DEC-93                                      22891                23028
DEC-94                                      22616                23326
DEC-95                                      27729                32085
DEC-96                                      32690                39454
DEC-97                                      40441                52616
   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
   + Quality Equity Fund, which uses a fully managed investment policy, invests primarily in common stocks of large-
     capitalization companies, as well as investment-grade debt and convertible securities.
  ++ This unmanaged broad-based Index is comprised of common stocks.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/97                                                      +23.70%
--------------------------------------------------------------------------------
Five Years Ended 12/31/97                                                 +15.14
--------------------------------------------------------------------------------
Ten Years Ended 12/31/97                                                  +14.99
--------------------------------------------------------------------------------

Quality Equity Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Standard & Poor's 500 Index. Beginning and ending values are:

                                        12/87         12/97
                                        -----         -----
Quality Equity Fund+--
Class A Shares*                       $10,000         $40,441
Standard & Poor's 500 Index++         $10,000         $52,616

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                      SHARES                                                       VALUE       PERCENT OF
INDUSTRY                                HELD           STOCKS & WARRANTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                  400,400      AlliedSignal, Inc. .........   $ 14,554,221   $ 15,590,575        1.8%
                                     260,000      GenCorp, Inc. ..............      7,589,255      6,500,000        0.7
                                      80,000      +Orbital Sciences Corp. ....      2,054,827      2,380,000        0.3
                                                                                 ------------   ------------      -----
                                                                                   24,198,303     24,470,575        2.8
---------------------------------------------------------------------------------------------------------------------
AIRLINES                             310,000      +US Airways Group Inc. .....     11,221,688     19,375,000        2.2
---------------------------------------------------------------------------------------------------------------------
APPLIANCES                           364,300      Sunbeam Corp. ..............     13,871,579     15,346,138        1.8
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS                     335,000      Federal-Mogul Corp. ........     13,147,104     13,567,500        1.6
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL & LEASING          356,500      +Avis Rent-A-Car, Inc. .....      7,759,464     11,385,719        1.3
                                     399,800      Hertz Corp. (Class A).......     13,662,081     16,091,950        1.8
                                                                                 ------------   ------------      -----
                                                                                   21,421,545     27,477,669        3.1
---------------------------------------------------------------------------------------------------------------------
BANKING                              210,000      Bank of New York Co.,
                                                    Inc. .....................      4,459,316     12,140,625        1.4
                                      60,000      Bank of New York Co., Inc.
                                                    (Warrants)(c).............        433,750     10,155,000        1.2
                                     233,200      BankAmerica Corporation.....     12,116,222     17,023,600        1.9
                                     309,900      First Union Corporation.....     15,243,173     15,882,375        1.8
                                                                                 ------------   ------------      -----
                                                                                   32,252,461     55,201,600        6.3
---------------------------------------------------------------------------------------------------------------------
BROADCASTING--MEDIA                  190,000      +Chancellor Media Corp. ....     12,051,610     14,178,750        1.6
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES                  360,000      +Gartner Group, Inc. (Class
                                                    A)........................     12,215,534     13,410,000        1.5
---------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                    130,500      +Cisco Systems, Inc. .......      7,438,745      7,275,375        0.8
                                      81,000      +Microsoft Corp. ...........     10,070,419     10,464,188        1.2
                                                                                 ------------   ------------      -----
                                                                                   17,509,164     17,739,563        2.0
---------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                    159,600      +BMC Software, Inc. ........      5,981,399     10,453,800        1.2
                                     207,500      Computer Associates
                                                    International, Inc. ......      5,678,779     10,971,563        1.3
                                                                                 ------------   ------------      -----
                                                                                   11,660,178     21,425,363        2.5
---------------------------------------------------------------------------------------------------------------------
COMPUTERS                             70,500      Compaq Computer Corp. ......      2,074,202      3,978,844        0.5
                                      46,000      International Business
                                                    Machines Corp. ...........      2,488,255      4,809,875        0.5
                                     273,000      +Quantum Corporation........      7,704,003      5,477,063        0.6
                                                                                 ------------   ------------      -----
                                                                                   12,266,460     14,265,782        1.6
---------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                    569,400      The Dial Corporation........     11,003,195     11,850,638        1.4
---------------------------------------------------------------------------------------------------------------------
CONTAINERS                           425,000      +Owens-Illinois, Inc. ......     12,332,455     16,123,438        1.8
---------------------------------------------------------------------------------------------------------------------
CRUISE LINES                         158,000      Royal Caribbean Cruises
                                                    Ltd. .....................      6,903,067      8,423,375        1.0
---------------------------------------------------------------------------------------------------------------------
DENTAL SUPPLIES & EQUIPMENT          292,000      DENTSPLY International,
                                                    Inc. .....................      7,369,140      8,906,000        1.0
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                 200,000      General Electric Co. .......     14,106,311     14,675,000        1.7
---------------------------------------------------------------------------------------------------------------------
ELECTRONICS                          360,000      +National Semiconductor
                                                    Corporation...............     14,592,622      9,337,500        1.1
---------------------------------------------------------------------------------------------------------------------
ENERGY & RELATED                     580,300      Edison International........     11,081,299     15,776,906        1.8
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                   100,000      American Express Company....      4,881,087      8,925,000        1.0
                                     340,000      MGIC Investment
                                                    Corporation...............     12,900,568     22,610,000        2.6
                                                                                 ------------   ------------      -----
                                                                                   17,781,655     31,535,000        3.6
---------------------------------------------------------------------------------------------------------------------
FOREIGN--ARGENTINA*                   46,000      Yacimientos Petroliferos
                                                    Fiscales S.A.
                                                    (ADR)(a)(10)..............        943,842      1,572,625        0.2
---------------------------------------------------------------------------------------------------------------------
FOREIGN--BAHAMAS*                    166,800      +Sun International Hotels
                                                    Ltd.(14) .................      6,398,324      6,275,850        0.7
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                      SHARES                                                       VALUE       PERCENT OF
INDUSTRY                                HELD           STOCKS & WARRANTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
FOREIGN--CANADA*                     986,000      +Gulf Canada Resources
                                                    Ltd.(9)...................   $  9,138,148   $  6,902,000        0.8%
                                     289,000      +Imax Corporation(6)........      7,840,234      6,213,500        0.7
                                      45,400      Magna International, Inc.
                                                    (Class A)(1)..............      2,135,685      2,851,688        0.3
                                                                                 ------------   ------------      -----
                                                                                   19,114,067     15,967,188        1.8
---------------------------------------------------------------------------------------------------------------------
FOREIGN--FINLAND*                     61,600      Orion-Yhtymae OY (Class
                                                    B)(11)....................      1,551,213      1,584,242        0.2
---------------------------------------------------------------------------------------------------------------------
FOREIGN--FRANCE*                      35,600      +SGS-Thomson
                                                    Microelectronics N.V. (NY
                                                    Registered Shares)(12)....      1,362,112      2,173,825        0.2
---------------------------------------------------------------------------------------------------------------------
FOREIGN--GERMANY*                     15,400      Bayerische Vereinsbank
                                                    AG(2).....................        928,721      1,007,661        0.1
---------------------------------------------------------------------------------------------------------------------
FOREIGN--JAPAN*                      101,000      Bridgestone
                                                    Corporation(13)...........      2,493,608      2,194,472        0.2
                                      44,000      Sony Corporation
                                                    (ADR)(a)(4)...............      3,235,891      3,993,000        0.5
                                                                                 ------------   ------------      -----
                                                                                    5,729,499      6,187,472        0.7
---------------------------------------------------------------------------------------------------------------------
FOREIGN--NETHERLANDS*                224,000      Royal Dutch Petroleum Co.
                                                    (NY Registered
                                                    Shares)(9)................     12,235,037     12,138,000        1.4
---------------------------------------------------------------------------------------------------------------------
FOREIGN--SOUTH KOREA*                137,700      +Hyundai Engineering &
                                                    Construction Co.,
                                                    Ltd.(GDR)(b)(e)(5)........      1,767,195        120,487        0.0
                                       2,688      +Hyundai Engineering &
                                                    Construction Co., Ltd.
                                                    (New Shares)
                                                    (GDR)(b)(e)(5)............         34,497          2,352        0.0
                                                                                 ------------   ------------      -----
                                                                                    1,801,692        122,839        0.0
---------------------------------------------------------------------------------------------------------------------
FOREIGN--SWEDEN*                      27,000      Spectra-Physics AB (Class
                                                    A)(7).....................        823,849        511,808        0.1
---------------------------------------------------------------------------------------------------------------------
FOREIGN--SWITZERLAND*                 41,400      Novartis AG (ADR)(a)(11)....      1,816,850      3,363,750        0.4
---------------------------------------------------------------------------------------------------------------------
FOREIGN--UNITED KINGDOM*             143,000      Diageo PLC (ADR)(a)(3)......      3,842,630      5,416,125        0.6
                                      75,000      Rio Tinto PLC (ADR)(a)(8)...      4,511,938      3,881,250        0.5
                                                                                 ------------   ------------      -----
                                                                                    8,354,568      9,297,375        1.1
---------------------------------------------------------------------------------------------------------------------
HARDWARE & TOOLS                     222,200      Black & Decker
                                                    Corporation...............      7,442,791      8,679,687        1.0
---------------------------------------------------------------------------------------------------------------------
INSURANCE                             95,100      Hartford Life, Inc. (Class
                                                    A)........................      3,085,805      4,309,219        0.5
                                     482,000      Provident Companies,
                                                    Inc. .....................     15,937,649     18,617,250        2.1
                                     378,000      Travelers Group, Inc. ......     13,296,746     20,364,750        2.3
                                     116,300      Travelers Property Casualty
                                                    Corp. (Class A)...........      4,707,524      5,117,200        0.6
                                     305,200      UNUM Corporation............      9,738,551     16,595,250        1.9
                                                                                 ------------   ------------      -----
                                                                                   46,766,275     65,003,669        7.4
---------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM                    466,000      Brunswick Corporation.......     11,563,456     14,125,625        1.6
---------------------------------------------------------------------------------------------------------------------
MACHINERY                            185,000      Harnischfeger Industries,
                                                    Inc. .....................      8,016,637      6,532,812        0.7
                                     399,300      Ingersoll-Rand Company......     11,982,947     16,171,650        1.9
                                     145,000      SPX Corporation.............      8,226,644     10,005,000        1.1
                                                                                 ------------   ------------      -----
                                                                                   28,226,228     32,709,462        3.7
---------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES                     548,368      +HEALTHSOUTH Corporation....     14,867,891     15,217,212        1.7
---------------------------------------------------------------------------------------------------------------------
NATURAL GAS                          275,000      El Paso Natural Gas
                                                    Company...................     13,831,806     18,287,500        2.1
                                     148,000      Enron Corp. ................      5,772,584      6,151,250        0.7
                                                                                 ------------   ------------      -----
                                                                                   19,604,390     24,438,750        2.8
---------------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT                     166,000      Danka Business Systems PLC
                                                    (ADR)(a)(d)...............      8,183,680      2,645,625        0.3
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                      SHARES                                                       VALUE       PERCENT OF
INDUSTRY                                HELD           STOCKS & WARRANTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
OIL SERVICE                          108,000      Schlumberger Ltd. ..........   $  4,559,877   $  8,694,000        1.0%
                                     207,700      +Smith International,
                                                    Inc. .....................      9,470,352     12,747,587        1.5
                                                                                 ------------   ------------      -----
                                                                                   14,030,229     21,441,587        2.5
---------------------------------------------------------------------------------------------------------------------
PETROLEUM                            407,000      Unocal Corp. ...............     14,976,338     15,796,687        1.8
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                      158,000      Bristol-Myers Squibb Co. ...     15,010,381     14,950,750        1.7
                                     240,000      Lilly (Eli) & Co. ..........     15,149,088     16,710,000        1.9
                                     204,000      Pfizer, Inc. ...............     14,923,388     15,210,750        1.7
                                     103,000      Warner-Lambert Company......     14,735,180     12,772,000        1.5
                                                                                 ------------   ------------      -----
                                                                                   59,818,037     59,643,500        6.8
---------------------------------------------------------------------------------------------------------------------
RAILROADS                            181,000      Burlington Northern Santa Fe
                                                    Inc. .....................     16,084,375     16,821,687        1.9
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS        350,000      Glenborough Realty Trust,
                                                    Inc. .....................      8,750,000     10,368,750        1.2
                                     329,000      Prentiss Properties Trust...      6,849,900      9,191,437        1.1
                                     170,950      Starwood Lodging Trust......      5,653,340      9,893,731        1.1
                                                                                 ------------   ------------      -----
                                                                                   21,253,240     29,453,918        3.4
---------------------------------------------------------------------------------------------------------------------
RESTAURANTS                          225,000      +Tricon Global Restaurants,
                                                    Inc.......................      7,737,028      6,539,062        0.7
---------------------------------------------------------------------------------------------------------------------
RETAIL                               170,000      +Safeway Inc. ..............      9,448,760     10,752,500        1.2
                                     275,000      Sears, Roebuck & Co. .......     11,050,732     12,443,750        1.4
                                     280,000      Wal-Mart Stores, Inc. ......     11,559,844     11,042,500        1.3
                                                                                 ------------   ------------      -----
                                                                                   32,059,336     34,238,750        3.9
---------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY                     340,100      Rite Aid Corporation........   11,262,366..     19,959,619        2.3
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                   621,569      +Tele-Communications, Inc.
                                                    (Class A)(Convertible
                                                    Preferred)................     10,351,028     17,326,236        2.0
                                     355,431      +Tele-Communications TCI
                                                    Ventures Group............      5,919,015     10,063,140        1.2
                                     528,000      +WorldCom, Inc. ............     14,105,903     15,972,000        1.8
                                                                                 ------------   ------------      -----
                                                                                   30,375,946     43,361,376        5.0
---------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES                   304,000      +OMI Corporation............      3,937,476      2,793,000        0.3
---------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                     348,300      Carnival Corp. (Class A)....     10,328,886     19,287,112        2.2
---------------------------------------------------------------------------------------------------------------------
UTILITIES                            277,500      Texas Utilities Company.....     11,074,085     11,533,594        1.3
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL STOCKS & WARRANTS         707,637,197    856,978,354       97.9
---------------------------------------------------------------------------------------------------------------------
                                    FACE
                                   AMOUNT            SHORT-TERM SECURITIES
  ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**               $19,251,000      General Motors Acceptance
                                                    Corp., 6.75% due
                                                    1/02/1998.................     19,243,781     19,243,781        2.2
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES      19,243,781     19,243,781        2.2
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS...........   $726,880,978    876,222,135      100.1
                                                                                 ============
                                                  UNREALIZED APPRECIATION ON
                                                    FORWARD FOREIGN EXCHANGE
                                                    CONTRACTS***..............                         7,475        0.0
                                                  LIABILITIES IN EXCESS OF
                                                    OTHER ASSETS..............                    (1,165,628)      (0.1)
                                                                                                ------------      -----
                                                  NET ASSETS..................                  $875,063,982      100.0%
                                                                                                ============      =====
---------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).
(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(d) Consistent with the general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced and sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

+ Non-income producing security.

* Corresponding industry groups for foreign securities:

     (1) Automobile Parts               (6) Entertainment                    (11) Pharmaceuticals
     (2) Banking                        (7) Laser Components                 (12) Semiconductors
     (3) Beverages                      (8) Mining                           (13) Tires & Rubber
     (4) Electronics                    (9) Oil-Integrated                   (14) Hotels and Casinos
     (5) Engineering & Construction     (10) Petroleum

** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

*** Forward foreign exchange contracts sold as of December 31, 1997 were as follows:
--------------------------------------------------------------------------------

                                                                                                          UNREALIZED
                                                                                                         APPRECIATION
                                                                                      EXPIRATION        (DEPRECIATION)
FOREIGN CURRENCY SOLD                                                                    DATE             (NOTE 1b)
---------------------------------------------------------------------------------------------------------------------
C$ 23,500,000......................................................................     March 1998        $  100,445
L   4,950,000......................................................................   January 1998          (129,532)
Y 810,000,000......................................................................   January 1998            36,562
---------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET (US$
COMMITMENT--$30,818,996)                                                                                  $    7,475
                                                                                                        ===============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$726,880,978) (Note 1a)............................               $876,222,135
Unrealized appreciation on forward foreign exchange contracts (Note 1b)....................                      7,475
Cash.......................................................................................                      3,573
Receivables:
  Dividends................................................................................  $  917,014
  Capital shares sold......................................................................      53,532        970,546
                                                                                             -----------
Prepaid expenses and other assets (Note 1f)................................................                     52,080
                                                                                                          ------------
Total assets...............................................................................                877,255,809
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased.....................................................................   1,270,981
  Forward foreign exchange contracts (Note 1b).............................................     366,691
  Investment adviser (Note 2)..............................................................     337,571
  Capital shares redeemed..................................................................      95,012      2,070,255
                                                                                             -----------
Accrued expenses and other liabilities.....................................................                    121,572
                                                                                                          ------------
Total liabilities..........................................................................                  2,191,827
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................................................               $875,063,982
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized+............               $  2,277,348
Paid-in capital in excess of par...........................................................                600,627,564
Undistributed investment income--net.......................................................                  8,054,505
Undistributed realized capital gains on investments and foreign currency
  transactions--net........................................................................                114,755,946
Unrealized appreciation on investments and foreign currency transactions--net..............                149,348,619
                                                                                                          ------------
NET ASSETS.................................................................................               $875,063,982
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $875,063,982 and 22,773,482 shares outstanding.............               $      38.42
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
+ The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $181,780 foreign withholding tax)......................................                 $ 11,520,201
Interest and discount earned.............................................................                    2,031,747
Other income.............................................................................                       53,271
                                                                                                          ------------
Total income.............................................................................                   13,605,219
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)........................................................  $  3,629,013
Accounting services (Note 2).............................................................       177,529
Professional fees........................................................................        82,783
Custodian fees...........................................................................        70,547
Directors' fees and expenses.............................................................        15,687
Transfer agent fees (Note 2).............................................................         5,006
Pricing services.........................................................................         2,163
Other....................................................................................         1,038
                                                                                            -----------
Total expenses...........................................................................                    3,983,766
                                                                                                          ------------
Investment income--net...................................................................                    9,621,453
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN CURRENCY TRANSACTIONS--NET
  (NOTES 1b, 1c, 1e & 3):
Realized gain (loss) from:
  Investments--net.......................................................................   115,222,600
  Foreign currency transactions--net.....................................................    (1,566,938)   113,655,662
                                                                                            -----------
Change in unrealized appreciation on:
  Investments--net.......................................................................    50,534,088
  Foreign currency transactions--net.....................................................         7,462     50,541,550
                                                                                            -----------   ------------
Net realized and unrealized gain on investments and foreign currency transactions........                  164,197,212
                                                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................                 $173,818,665
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             FOR THE YEAR ENDED
                                                                                                DECEMBER 31,
                                                                                       -------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                         1997               1996
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net..............................................................   $  9,621,453       $ 13,443,795
Realized gain on investments and foreign currency transactions--net.................    113,655,662         36,740,820
Change in unrealized appreciation on investments and foreign currency
  transactions--net.................................................................     50,541,550         67,969,744
                                                                                       ------------       ------------
Net increase in net assets resulting from operations................................    173,818,665        118,154,359
                                                                                       ------------       ------------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net:
  Class A...........................................................................     (5,217,029)       (14,235,069)
Realized gain on investments--net:
  Class A...........................................................................    (37,207,312)       (84,325,410)
                                                                                       ------------       ------------
Net decrease in net assets resulting from dividends and distributions to
  shareholders......................................................................    (42,424,341)       (98,560,479)
                                                                                       ------------       ------------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share transactions.......    (50,605,570)       130,130,747
                                                                                       ------------       ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets........................................................     80,788,754        149,724,627
Beginning of year...................................................................    794,275,228        644,550,601
                                                                                       ------------       ------------
End of year*........................................................................   $875,063,982       $794,275,228
                                                                                       ============       ============
---------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net (Note 1h)....................................   $  8,054,505       $  5,217,038
                                                                                       ============       ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE               ------------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     1997+        1996+        1995+        1994+         1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................   $  32.83     $  32.76     $  27.74     $  29.02     $  25.48
                                                           --------     --------     --------     --------     --------
Investment income--net..................................        .41          .58          .58          .38          .24
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net....................       6.94         4.44         5.48         (.74)        3.46
                                                           --------     --------     --------     --------     --------
Total from investment operations........................       7.35         5.02         6.06         (.36)        3.70
                                                           --------     --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net................................       (.22)        (.66)        (.45)        (.25)        (.12)
  Realized gain on investments--net.....................      (1.54)       (4.29)        (.59)        (.67)        (.04)
                                                           --------     --------     --------     --------     --------
Total dividends and distributions.......................      (1.76)       (4.95)       (1.04)        (.92)        (.16)
                                                           --------     --------     --------     --------     --------
Net asset value, end of year............................   $  38.42     $  32.83     $  32.76     $  27.74     $  29.02
                                                           ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share......................     23.70%       17.90%       22.61%       (1.20%)      14.57%
                                                           ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................       .48%         .49%         .51%         .54%         .62%
                                                           ========     ========     ========     ========     ========
Investment income--net..................................      1.16%        1.89%        1.94%        1.39%        1.07%
                                                           ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..................   $875,064     $794,275     $644,551     $464,360     $309,420
                                                           ========     ========     ========     ========     ========
Portfolio turnover......................................    100.08%       88.30%      140.32%       60.57%       88.25%
                                                           ========     ========     ========     ========     ========
Average commission rate paid++..........................   $  .0545     $  .0615           --           --           --
                                                           ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Effective September 17, 1997, each fund's existing class of shares was designated as Class A Shares and each fund began offering Class B Shares. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Quality Equity Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on

--------------------------------------------------------------------------------

the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,566,957 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds.

  For such services, the Fund pays a monthly fee at the following annual rates:
0.500% of the Fund's average daily net assets not exceeding $250 million; 0.450% of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.400% of average daily net assets in excess of $400 million.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of ML & Co., earned $53,906 in commissions on the execution of portfolio security transactions.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $796,781,044 and $859,557,465, respectively.

  Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:
---------------------------------------------------------

                               Realized          Unrealized
                            Gains (Losses)     Gains (Losses)
  ---------------------------------------------------------
Long-term investments....    $115,222,530       $149,341,157
Short-term investments...              70                 --
Forward foreign exchange
 contracts...............      (1,476,958)             7,475
Foreign currency
 transactions............         (89,980)               (13)
                              -----------       ------------
Total....................    $113,655,662       $149,348,619
                              ===========       ============
---------------------------------------------------------

  At December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $148,138,414, of which $176,983,429 related to appreciated securities and $28,845,015 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $728,083,721.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $(50,605,570) and $130,130,747 for the years

--------------------------------------------------------------------------------

ended December 31, 1997 and December 31, 1996, respectively.

  Transactions in capital shares were as follows:
---------------------------------------------------------

Class A Shares for the Year Ended                          Dollar
December 31, 1997                          Shares          Amount
     ---------------------------------------------------------
Shares sold...........................      762,740     $ 26,562,888
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................    1,378,757       42,424,341
                                         ----------     ------------
Total issued..........................    2,141,497       68,987,229
Shares redeemed.......................   (3,562,259)    (119,592,799)
                                         ----------     ------------
Net decrease..........................   (1,420,762)    $(50,605,570)
                                         ==========     ============
---------------------------------------------------------

---------------------------------------------------------

Class A Shares for the Year Ended                          Dollar
December 31, 1996                          Shares          Amount
     ---------------------------------------------------------
Shares sold............................   1,934,738     $ 58,210,337
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   3,478,605       98,560,479
                                          ---------     ------------
Total issued...........................   5,413,343      156,770,816
Shares redeemed........................    (895,337)     (26,640,069)
                                          ---------     ------------
Net increase...........................   4,518,006     $130,130,747
                                          =========     ============
---------------------------------------------------------

5. SUBSEQUENT EVENT:

On January 2, 1998, the Company's Board of Directors declared an ordinary income dividend in the amount of $1.133468 per Class A Share and a long-term capital gains distribution in the amount of $4.312370 per Class A Share payable on January 9, 1998 to shareholders of record as of December 31, 1997.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
QUALITY EQUITY FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Quality Equity Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Quality Equity Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
DECEMBER 31, 1997--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1997, the Reserve Assets Fund's Class A Shares had a net annualized yield of 5.07%*. For the six-month period ended December 31, 1997, the Reserve Assets Fund's Class A Shares had a net annualized yield of 5.12%*. The Fund's Class A Shares' 7-day yield as of December 31, 1997 was 5.20%*. The average portfolio maturity was 70 days at December 31, 1997, compared to 69 days at June 30, 1997.

THE ENVIRONMENT

  Volatility highlighted stock and bond markets worldwide during the six months ended December 31, 1997. The initial focus of investor concerns was the widening financial crisis in Asia. In the wake of a series of currency devaluations, many emerging economies are facing the challenges of higher interest rates, slowing economic growth and declining corporate earnings. Although the announcement of International Monetary Fund (IMF) loan packages to Thailand, Indonesia and South Korea initially reassured investors, the stringent terms of the loans and their potential negative impact on these already beleaguered economies are now being called into question. In Japan, the failure of several major financial institutions has undermined the prospects for economic recovery.

  As developments in Asia continue to unfold, US equity investors are trying to gauge the impact of poorer Asian economic prospects on multinational corporations. Although there have been periods of rising share prices, investor confidence has not been definitively restored. The US bond market benefited from a "flight to quality" as investors anticipated slower economic growth, but the release of stronger-than-expected economic statistics also prompted periods of declining bond prices.

  As 1998 begins, investors are likely to continue to focus on the prospects for the US economy within the context of international developments. Although the Federal Reserve Board did not tighten monetary policy at its November 12, 1997 meeting, it remains to be seen whether US economic growth remains moderate enough and inflationary pressures sufficiently contained to preclude an increase in short-term interest rates in early 1998. The ongoing developments in Asia will undoubtedly also influence the central bank's monetary policy decisions in the new year.

  Our market exposure during this period was consistent with our belief that the Federal Reserve Board would leave monetary policy unchanged. However, we were slightly cautious in the structure of the portfolio, favoring securities with maturities of under one year. The Fund's composition at the end of December and as of our last report is detailed below:

-------------------------------------------------------
             Issue                12/31/97     6/30/97
-------------------------------------------------------
Bank Notes......................     11.6%         5.2%
Certificates of Deposit.........      3.6          4.8
Certificates of Deposit--
  Yankee........................      2.6          0.5
Commercial Paper................     44.8         47.1
Corporate Notes.................      3.4          4.2
Funding Agreements..............      4.7          4.8
Master Notes....................       --          4.8
Medium-Term Notes...............      6.4          3.6
Repurchase Agreements...........      1.7           --
US Government Agency &
  Instrumentality Obligations--
  Discount......................      3.7          2.8
US Government Agency &
  Instrumentality Obligations--
  Non-Discount..................     19.0         21.7
Liabilities in Excess of Other
  Assets........................     (1.5)          --
Other Assets Less Liabilities...       --          0.5
                                    -----        -----
Total...........................    100.0%       100.0%
                                    =====        =====

IN CONCLUSION

  We appreciate your investment in Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook with you in our upcoming semi-annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

February 10, 1998

---------------

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                 FACE                                                   INTEREST   MATURITY      VALUE
                                AMOUNT                         ISSUE                     RATE*       DATE      (NOTE 1a)
  ---------------------------------------------------------------------------------------------------------------------
BANK NOTES--11.6%             $  100,000      Bank of America, N.T. & S.A.............    5.93%      6/24/98  $    99,999
                                 200,000      Bank of America, N.T. & S.A.+...........    6.10       6/30/98      199,921
                                 100,000      Bank of New York, The...................    5.85       8/20/98       99,952
                                 500,000      BankBoston, N.A.........................    5.69       3/16/98      499,893
                                 150,000      FNB of Chicago..........................    5.89       8/26/98      149,969
                                 200,000      KeyBank, N.A.+..........................    5.64       5/06/98      199,967
                                 100,000      KeyBank, N.A.+..........................    5.62       8/20/98       99,954
                                 500,000      KeyBank, N.A.+..........................    5.62       8/28/98      499,780
                                 200,000      Northern Trust Company..................    5.96       6/17/98      200,019
                                 400,000      PNC Bank, N.A.+.........................    5.60      10/01/98      399,798
---------------------------------------------------------------------------------------------------------------------
                                              TOTAL BANK NOTES (COST--$2,449,277)                               2,449,252
---------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                  250,000      Chase Manhattan Bank USA, N.A. .........    5.87       7/21/98      249,948
DEPOSIT--3.6%                    500,000      Morgan Guaranty Trust Co. of NY.........    5.71       1/06/98      499,986
---------------------------------------------------------------------------------------------------------------------
                                              TOTAL CERTIFICATES OF DEPOSIT (COST--$749,998)                      749,934
---------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                  100,000      ABN-AMRO Bank N.V.......................    5.77       7/28/98       99,930
DEPOSIT--YANKEE--2.6%            250,000      Bayerische Vereinsbank AG...............    5.71      10/06/98      249,592

                                 100,000      Westdeutsche Landesbank Girozentrale....    5.94       6/29/98      100,015
                                 100,000      Westdeutsche Landesbank Girozentrale....    5.83       8/03/98       99,946
---------------------------------------------------------------------------------------------------------------------
                                              TOTAL CERTIFICATES OF DEPOSIT--YANKEE (COST--$549,825)              549,483
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--44.8%        1,000,000      Block Financial Corp....................    5.67       4/03/98      985,718
                               1,000,000      CSW Credit, Inc.........................    5.62       2/13/98      993,152
                                 500,000      Centric Capital Corp....................    6.50       1/07/98      499,549
                                 243,000      Countrywide Home Loans, Inc.............    5.90       1/07/98      242,801
                               1,000,000      Finova Capital Corp.....................    5.73       3/18/98      988,229
                                 250,000      Ford Motor Credit Co....................    5.60       3/30/98      246,586
                                 100,000      General Motors Acceptance Corp..........    5.56       3/30/98       98,635
                                 530,000      International Securitization
                                              Corporation.............................    5.80       3/20/98      523,595
                                 300,000      Lehman Brothers Holdings, Inc...........    5.90       1/15/98      299,361
                                 465,000      Lehman Brothers Holdings, Inc...........    5.78       1/21/98      463,589
                                 197,000      Lehman Brothers Holdings, Inc...........    5.60       1/29/98      196,146
                                 500,000      Lexington Parker Capital Co. LLC........    5.92       2/20/98      496,005
                                 225,000      Morgan Stanley, Dean Witter,   Discover
                                              & Co. ..................................    5.75       3/17/98      222,387
                                 700,000      New Center Asset Trust..................    5.68       3/18/98      691,761
                                 764,000      Old Line Funding Corp...................    5.77       1/20/98      761,804
                                 507,000      Park Avenue Receivables Corp............    5.90       1/23/98      505,255
                                 175,000      Toshiba International Finance (UK)
                                              PLC.....................................    5.90       1/12/98      174,722
                                 174,000      Toshiba International Finance (UK)
                                              PLC.....................................    5.90       1/14/98      173,668
                                 570,000      Windmill Funding Corp...................    5.80       2/13/98      566,097
                                 330,000      Windmill Funding Corp...................    5.77       2/20/98      327,363
---------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMERCIAL PAPER (COST--$9,456,339)                         9,456,423
---------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--3.4%            722,915      LABS Trust Series 1996-4   Senior
                                              Notes +   ++...........................    5.969      12/28/98      722,915
---------------------------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE NOTES (COST--$722,915)                              722,915
---------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--4.7%       1,000,000      Jackson National Life Insurance Co.+....    5.72       5/01/98    1,000,000
---------------------------------------------------------------------------------------------------------------------
                                              TOTAL FUNDING AGREEMENTS (COST--$1,000,000)                       1,000,000
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                   INTEREST   MATURITY      VALUE
                                AMOUNT                         ISSUE                     RATE*       DATE      (NOTE 1a)
  ---------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES--6.4%       $  200,000      CIT Group Holdings, Inc., The...........    6.50%      7/13/98  $   200,660
                                 100,000      CIT Group Holdings, Inc., The+..........    5.58       8/17/98       99,946
                                 250,000      IBM Credit Corp.........................    5.868      8/13/98      249,984
                                 100,000      International Business Machines Corp....    5.67       1/28/98       99,984
                                 400,000      International Business Machines Corp....    5.93       3/18/98      400,143
                                 300,000      Norwest Corporation.....................    6.00      10/13/98      300,231
---------------------------------------------------------------------------------------------------------------------
                                              TOTAL MEDIUM-TERM NOTES (COST--$1,350,659)                        1,350,948
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &           50,000      Federal Home Loan Mortgage Corp. .......    5.50       1/30/98       49,783
INSTRUMENTALITY
OBLIGATIONS--                    500,000      Federal National Mortgage Association...    5.44       8/05/98      483,818
DISCOUNT--3.7%                   250,000      US Treasury Bills.......................    5.08       1/15/98      249,535
---------------------------------------------------------------------------------------------------------------------
                                              TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                              OBLIGATIONS--DISCOUNT (COST--$783,083)                              783,136
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &          300,000      Federal Home Loan Banks+................    5.899     10/20/98      299,930
INSTRUMENTALITY
OBLIGATIONS--                    150,000      Federal Home Loan Banks.................    5.99       8/11/99      149,859
NON-DISCOUNT--19.0%              100,000      Federal Home Loan Mortgage Corp.........    5.685      8/21/98       99,906
                                 100,000      Federal Home Loan Mortgage Corp.........    6.36       5/20/99      100,196
                                 500,000      Federal National Mortgage
                                              Association+............................    5.629      3/27/98      499,922
                                 500,000      Federal National Mortgage
                                              Association+............................    5.669      4/24/98      499,941
                               1,000,000      Federal National Mortgage
                                              Association+............................    6.00       5/14/98    1,000,000
                                 300,000      Federal National Mortgage
                                              Association+............................    5.894     10/20/98      299,896
                                 560,000      Federal National Mortgage
                                              Association+............................    5.609      5/25/99      555,690
                                 200,000      Student Loan Marketing Association......    5.86       6/10/98      200,104
                                 100,000      Student Loan Marketing Association+.....    5.877     10/06/98       99,952
                                 200,000      US Treasury Notes.......................    5.625     11/30/98      200,000
---------------------------------------------------------------------------------------------------------------------
                                              TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                              OBLIGATIONS--NON-DISCOUNT (COST--$4,004,903)                      4,005,396
---------------------------------------------------------------------------------------------------------------------
REPURCHASE                       350,000      HSBC Holdings Inc., purchased on
AGREEMENTS**--1.7%                            12/31/1997 to yield 6.25% to
                                                1/02/1998.............................                            350,000
---------------------------------------------------------------------------------------------------------------------
                                              TOTAL REPURCHASE AGREEMENTS (COST--$350,000)                        350,000
---------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS
                                              (COST--$21,416,999)--101.5%.............                         21,417,487
                                              LIABILITIES IN EXCESS OF OTHER
                                              ASSETS--(1.5%)..........................                           (315,265)
                                                                                                              -----------
                                              NET ASSETS--100.0%......................                        $21,102,222
                                                                                                              ===========
---------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest rate at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 1997.

** Repurchase Agreements are fully collateralized by US Government Obligations.

+ Variable Rate Notes.

++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost $21,416,999*) (Note 1a)................................             $21,417,487
Cash..........................................................................................                   3,397
Receivables:
  Interest....................................................................................  $147,290
  Capital shares sold.........................................................................    36,288       183,578
                                                                                                --------
Prepaid expenses and other assets.............................................................                     289
                                                                                                           -----------
Total assets..................................................................................              21,604,751
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased........................................................................   483,755
  Investment adviser (Note 2).................................................................     9,228
  Capital shares redeemed.....................................................................     4,957       497,940
                                                                                                --------
Accrued expenses and other liabilities........................................................                   4,589
                                                                                                           -----------
Total liabilities.............................................................................                 502,529
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS....................................................................................             $21,102,222
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 500,000,000 shares authorized+...............             $ 2,110,173
Paid-in capital in excess of par..............................................................              18,991,561
Unrealized appreciation on investments--net...................................................                     488
                                                                                                           -----------
NET ASSETS....................................................................................             $21,102,222
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $21,102,222 and 21,101,733 shares outstanding.................             $      1.00
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. As of December 31, 1997, net unrealized appreciation for Federal income tax purposes amounted to $488, of which $1,772 related to appreciated securities and $1,284 related to depreciated securities.

+ The Fund is authorized to issue 500,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1d):
Interest and discount earned...................................................................             $1,213,769
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)..............................................................  $107,029
Custodian fees.................................................................................     8,362
Professional fees..............................................................................     6,996
Transfer agent fees (Note 2)...................................................................     4,979
Accounting services (Note 2)...................................................................     4,316
Directors' fees and expenses...................................................................       328
                                                                                                 --------
Total expenses.................................................................................                132,010
                                                                                                            ----------
Investment income--net.........................................................................              1,081,759
                                                                                                            ----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET (NOTE 1d):
Realized gain on investments--net..............................................................                  1,873
Change in unrealized depreciation on investments--net..........................................                    740
                                                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................             $1,084,372
                                                                                                            ==========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              FOR THE YEAR ENDED
                                                                                                 DECEMBER 31,
                                                                                         -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                           1997             1996
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net................................................................   $  1,081,759     $  1,179,223
Realized gain on investments--net.....................................................          1,873            3,049
Change in unrealized appreciation/depreciation on investments--net....................            740          (14,201)
                                                                                         ------------     ------------
Net increase in net assets resulting from operations..................................      1,084,372        1,168,071
                                                                                         ------------     ------------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E):
Investment income--net:
  Class A.............................................................................     (1,081,759)      (1,179,223)
Realized capital gain on investments--net:
  Class A.............................................................................         (1,873)          (3,049)
                                                                                         ------------     ------------
Net decrease in net assets resulting from dividends and distributions to
shareholders..........................................................................     (1,083,632)      (1,182,272)
                                                                                         ------------     ------------
---------------------------------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares......................................................      8,423,689        6,967,844
Net asset value of shares issued to shareholders in reinvestment of dividends and
  distributions (Note 1e).............................................................      1,083,837        1,182,349
                                                                                         ------------     ------------
                                                                                            9,507,526        8,150,193
Cost of shares redeemed...............................................................    (11,291,415)     (10,800,490)
                                                                                         ------------     ------------
Net decrease in net assets derived from capital share transactions....................     (1,783,889)      (2,650,297)
                                                                                         ------------     ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets..........................................................     (1,783,149)      (2,664,498)
Beginning of year.....................................................................     22,885,371       25,549,869
                                                                                         ------------     ------------
End of year...........................................................................   $ 21,102,222     $ 22,885,371
                                                                                         ============     ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM    ----------------------------------------------------
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                            FOR THE YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           1997        1996        1995        1994        1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............................  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                 --------    --------    --------    --------    --------
Investment income--net.........................................    .0506       .0501       .0543       .0371       .0268
Realized and unrealized gain (loss) on investments--net........    .0001      (.0005)      .0018      (.0009)      .0005
                                                                 --------    --------    --------    --------    --------
Total from investment operations...............................    .0507       .0496       .0561       .0362       .0273
                                                                 --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.......................................   (.0506)     (.0501)     (.0543)     (.0362)     (.0268)
  Realized gain on investments--net............................   (.0001)     (.0001)     (.0004)         --+     (.0005)
                                                                 --------    --------    --------    --------    --------
Total dividends and distributions..............................   (.0507)     (.0502)     (.0547)     (.0362)     (.0273)
                                                                 --------    --------    --------    --------    --------
Net asset value, end of year...................................  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                 ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.............................    5.19%       5.13%       5.61%       3.79%       2.77%
                                                                 ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.......................................................     .62%        .61%        .61%        .65%        .70%
                                                                 ========    ========    ========    ========    ========
Investment income and realized gain on investments--net........    5.06%       4.96%       5.47%       3.75%       2.73%
                                                                 ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).........................  $21,102     $22,885     $25,550     $32,196     $30,168
                                                                 ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

+ Amount is less than $.0001 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Effective September 17, 1997, each fund's existing class of shares was designated as Class A Shares and each fund began offering Class B Shares. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Reserve Assets Fund (the "Fund") is classified as "diversified" as defined in the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax) in additional shares of beneficial interest at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the following annual rates: 0.500% of the Fund's average daily net assets not exceeding $500 million; 0.425% of average daily net assets in excess of $500 million but not exceeding $750 million; 0.375% of average daily net assets in excess of $750 million but not exceeding $1 billion; 0.350% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; 0.325% of average daily net assets in excess of $1.5 billion but not exceeding $2 billion; 0.300% of average daily net assets in excess of $2 billion but not exceeding $2.5 billion and 0.275% of average daily net assets in excess of $2.5 billion.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement

--------------------------------------------------------------------------------

which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
RESERVE ASSETS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 1998

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
DECEMBER 31, 1997--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective August 15, 1997, Equity Growth Fund changed its name to Special Value Focus Fund. The change in the Fund's name does not connote a change in its investment objective and policies, which remain the same: to achieve long-term capital growth by investing primarily in common shares of small companies and emerging growth companies regardless of size.

  For the year ended December 31, 1997, the total investment return on Special Value Focus Fund's Class A Shares was +11.72%, based on a change in per share net asset value from $26.22 to $27.75, and assuming reinvestment of $0.533 per share income dividends and $0.832 per share capital gains distributions. For the six months ended December 31, 1997, the total investment return on Special Value Focus Fund's Class A Shares was +4.17%, based on a change in per share net asset value from $26.64 to $27.75. Since inception (October 23, 1997) through December 31, 1997, the total investment return on the Fund's Class B Shares was -11.18%, based on a change in per share net asset value from $31.23 to $27.74. (Additional performance information can be found on page 237 of this report to shareholders.)

PORTFOLIO MATTERS

  During the six months ended December 31, 1997, Special Value Focus Fund underperformed the unmanaged Russell 2000 Index. For the six months ended December 31, 1997, the total return for the Fund's Class A Shares was +4.17%, compared to a total return of +11.04% for the Russell 2000 Index. The Fund's underperformance resulted primarily from adverse sector positioning as specific stock holdings performed in line with their respective Russell 2000 economic sectors.

  Small-capitalization stocks rallied early in the third quarter of 1997, as investors focused on the positive outlook for corporate profits. The Russell 2000 Index set an all-time high on October 13, 1997, then abruptly changed course. Turmoil in Southeast Asian financial markets provided the catalyst for sharp stock price declines late in the year as investors abandoned small stocks in favor of more liquid large-capitalization issues. Small-capitalization stocks have less overseas exposure than large company stocks. Yet, despite this seeming contradiction, the resulting investor behavior was not surprising, since liquidity often diminishes during periods of market uncertainty.

  Within the benchmark Russell 2000 Index, the financial services, integrated oils and consumer staples sectors posted high double-digit returns, while the technology, materials processing and healthcare sectors posted returns in the low single-digits. Adverse sector positioning hindered Special Value Focus Fund's investment performance during the six-month period. The Fund was heavily weighted in technology stocks, and had only limited exposure to the financial services and consumer staples sectors. Technology stocks in the Russell 2000 Index advanced only 1.3% compared to an advance of 18% for the Fund's specific technology holdings. We have not reduced the Fund's weighting in technology stocks since many of our established holdings and new purchases appear both attractive on valuation and fundamental measures.

  As we enter the new year, the US economy remains strong and earnings growth expectations favor small company stocks over large company stocks, while valuations based on price/book value, price/sales and price/earnings ratios are well below historical averages relative to large company stocks. Any stabilization of events in Southeast Asia could cause investors to refocus on the favorable fundamentals underpinning US small capitalization stocks. The Fund's allocation strategy, while adverse to performance in the second half of 1997, positions the portfolio to seek to take advantage of growth in the technology sector where stock valuations appear low, and seeks to limit exposure to the financial services sector where earnings may have peaked and current valuations appear high.

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 1997, Special Value Focus Fund underperformed the unmanaged Russell 2000 Index. For the year ended December 31, 1997, the Fund's Class A Shares had a total return of +11.72%, compared to a total return of +22.36% for the Russell 2000 Index. The Fund's performance was hindered by adverse sector positioning and company-specific factors that impacted certain large investment positions. The Fund was heavily weighted in technology stocks, and had limited exposure to the consumer staples and financial

--------------------------------------------------------------------------------

services sectors. Technology stocks in the Russell 2000 Index advanced only +0.99% in the year ended December 31, 1997, compared to advances of +36.12% and +29.93% for the consumer staples and financial services sectors, respectively.

  Company-specific events pertaining to individual Fund holdings also hindered Fund performance during the fiscal year ended December 31, 1997. Shares of Vivus, Inc. abruptly declined as the company encountered manufacturing problems and concerns over competing therapies surfaced. The company provides products to treat erectile dysfunction. Shares of Fisher Scientific International were also weak as sales to clinical laboratories slowed and the company experienced medical reimbursement pressures. Fisher Scientific International manufactures precision medical instruments. We eliminated this position in the first half of the year.

  Fund performance benefited from investments in Platinum Technology, Inc. and Storage Technology Corp. Shares of Platinum Technology, Inc., a provider of distributed software solutions, were strong as revenue growth accelerated and the company announced a key strategic alliance with Intel Corp. Shares of Storage Technology Corp., a manufacturer of computer tape and disk storage products, also advanced sharply based on improved earnings and the announcement of a substantial corporate stock repurchase program.

  Stock purchases for the year ended December 31, 1997 spanned a variety of areas, although we emphasized telemarketing services, biotechnology and telecommunication equipment stocks. We took advantage of volatility in the biotechnology industry to purchase stocks where we believed that a temporary setback in the development process caused the stocks to trade at exceptionally low absolute valuations based on the companies' drugs under development. Telemarketing services stocks also presented an attractive investment opportunity. These stocks have suffered in recent months as a result of increased price competition and high customer concentrations that are common in the industry. SITEL Corp. and APAC Teleservices, Inc. are two recent Fund purchases in this area. Both companies provide outsourced telephone customer service. We anticipate that these companies will experience profit margin recovery along with continued strong revenue growth.

IN CONCLUSION

  We appreciate your investment in Special Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our upcoming report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Daniel V. Szemis
Daniel V. Szemis
Vice President and Co-Portfolio Manager

/s/ R. Elise Baum
R. Elise Baum
Vice President and Co-Portfolio Manager

February 10, 1998

--------------------------------------------------------------------------------
We are pleased to announce that effective January 15, 1998, R. Elise Baum will serve as Co-Portfolio Manager of the Fund along with Daniel V. Szemis. Together, Mr. Szemis and Ms. Baum will be primarily responsible for the day-to-day management of the Fund. Ms. Baum has been employed by Merrill Lynch Asset Management, L.P. since 1995 as Vice President. From 1994 to 1995, she was Senior Fund Analyst and from 1993 to 1994 was Fund Analyst.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND**
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                        [SPECIAL VALUE FOCUS FUND GRAPH]

    * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
   ** Equity Growth Fund's name changed as of August 15, 1997 to Special Value Focus Fund.
    + Special Value Focus Fund invests primarily in common stocks of small companies and emerging growth companies regardless of size.
   ++ This unmanaged index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. During the 1997 calendar year, the Fund's primary performance benchmark was changed from the
      Russell 1000 Growth Index and Russell 2000 Growth Index to the Russell 2000 Small Stock Index to reflect the
      Fund's current focus on small-capitalization stocks and lowered emphasis on mid-capitalization issues. The
      Fund's median market capitalization declined from approximately $770 million in January to $395 million on
      December 31, 1997.
  +++ This unmanaged broad-based Index is comprised of a representative sampling of the common stocks of 1,000 of the largest publicly traded companies domiciled in the United States.
 ++++ This unmanaged broad-based Index is comprised of the common stocks of the bottom two-thirds of the largest 3,000 publicly traded companies domiciled in the United States.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/97                                                      +11.72%
--------------------------------------------------------------------------------
Five Years Ended 12/31/97                                                 +13.99
--------------------------------------------------------------------------------
Ten Years Ended 12/31/97                                                  +11.81
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
AGGREGATE TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Inception (10/23/97) through 12/31/97                                    -11.18%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
           INDUSTRY                 HELD                COMMON STOCKS                COST        (NOTE 1A)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
ADVERTISING                          161,000    +HA-LO Industries, Inc........   $  3,433,385   $  4,186,000        0.9%
---------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION                   158,500    Air Express International
                                                  Corporation.................      3,871,000      4,774,813        1.0
---------------------------------------------------------------------------------------------------------------------
APPLIED TECHNOLOGY                       200    +QuickResponse Services,
                                                  Inc.........................          6,882          7,300        0.0
---------------------------------------------------------------------------------------------------------------------
AUTO--RELATED                        170,000    Meritor Automotive, Inc.......      3,738,124      3,580,625        0.7
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS                     225,900    Walbro Corp...................      4,338,063      2,993,175        0.6
---------------------------------------------------------------------------------------------------------------------
BANKS & FINANCE                      102,680    Charter One Financial, Inc....      4,987,896      6,443,170        1.3
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                        107,300    +COR Therapeutics, Inc........      1,219,200      2,400,838        0.5
                                     160,000    +Cephalon, Inc................      1,645,909      1,820,000        0.4
                                      41,000    +Gilead Sciences, Inc.........      1,008,477      1,568,250        0.3
                                                                                 ------------   ------------     ------
                                                                                    3,873,586      5,789,088        1.2
---------------------------------------------------------------------------------------------------------------------
BROADCAST                            773,900    +Paxson Communications
                                                  Corp........................      8,351,931      5,707,513        1.2
---------------------------------------------------------------------------------------------------------------------
BUILDING & CONSTRUCTION              150,000    Ryland Group, Inc. (The)......      2,438,380      3,543,750        0.7
                                     123,000    +Toll Brothers, Inc...........      2,347,248      3,290,250        0.7
                                                                                 ------------   ------------     ------
                                                                                    4,785,628      6,834,000        1.4
---------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS                    51,800    Apogee Enterprises, Inc.......        533,209        615,125        0.1
---------------------------------------------------------------------------------------------------------------------
CABLE                                193,400    General Cable Corp............      4,591,335      6,998,663        1.5
---------------------------------------------------------------------------------------------------------------------
CEMENT                               172,000    +Giant Cement Holdings,
                                                  Inc.........................      3,519,024      3,956,000        0.8
---------------------------------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT              396,000    +Network Equipment
                                                  Technologies, Inc...........      6,175,879      5,791,500        1.2
---------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                    136,300    +BISYS Group, Inc. (The)......      4,441,761      4,531,975        0.9
                                     178,000    +Boole & Babbage, Inc.........      3,765,250      5,317,750        1.1
                                      67,000    National Data Corporation.....      2,547,874      2,420,375        0.5
                                                                                 ------------   ------------     ------
                                                                                   10,754,885     12,270,100        2.5
---------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                    277,400    +Business Objects S.A.
                                                  (ADR)**.....................      3,480,686      2,843,350        0.6
                                     156,900    +Cylink Corporation...........      2,251,288      1,529,775        0.3
                                     145,935    +Harbinger Corporation........      3,233,946      4,067,938        0.8
                                     185,600    +Learning Company, Inc.
                                                  (The).......................      2,288,113      2,981,200        0.6
                                     349,700    +Metromail Corporation........      7,735,051      6,250,888        1.3
                                     300,300    +Phoenix Technologies Ltd.....      4,196,485      3,641,138        0.8
                                      93,500    +Sterling Commerce, Inc.......      3,154,307      3,593,906        0.7
                                      96,700    +Vanstar Corporation..........        986,591      1,093,919        0.2
                                     163,500    +Wonderware Corp..............      2,857,683      2,309,438        0.5
                                                                                 ------------   ------------     ------
                                                                                   30,184,150     28,311,552        5.8
---------------------------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY                  113,700    +Platinum Technology, Inc.....      1,806,315      3,212,025        0.7
---------------------------------------------------------------------------------------------------------------------
COMPUTERS                            100,800    +Axiom, Inc...................      1,210,521        403,200        0.1
                                     289,700    +IKOS Systems, Inc............      2,545,130      1,774,413        0.4
                                   1,207,600    +Physician Computer Network,
                                                  Inc.........................      7,225,977      4,830,400        1.0
                                     488,000    +Sybase, Inc..................      7,472,994      6,496,500        1.3
                                     325,100    Telxon Corporation............      7,048,773      7,761,763        1.6
                                                                                 ------------   ------------     ------
                                                                                   25,503,395     21,266,276        4.4
---------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS              398,000    +Planar Systems, Inc..........      4,727,044      4,079,500        0.8
---------------------------------------------------------------------------------------------------------------------
DEFENSE                              186,000    +ESCO Electronics
                                                  Corporation.................      3,277,736      3,138,750        0.7
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                          237,100    +ACX Technologies, Inc........      5,517,998      5,794,131        1.2
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING            258,400    +Figgie International, Inc.
                                                  (Class A)...................      3,597,088      3,391,500        0.7
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                  21,122    Emerson Electric Co...........      1,014,993      1,192,073        0.2
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS                285,400    +Alpha Industries, Inc........      4,316,675      4,602,075        1.0
                                      87,000    +Triumph Group, Inc...........      2,484,720      2,892,750        0.6
                                                                                 ------------   ------------     ------
                                                                                    6,801,395      7,494,825        1.6
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
           INDUSTRY                 HELD                COMMON STOCKS                COST        (NOTE 1A)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
ELECTRONICS DISTRIBUTION             464,000    +DII Group, Inc...............   $  9,959,944   $ 12,470,000        2.6%
                                     183,200    +ITI Technologies, Inc........      4,425,974      4,007,500        0.8
                                                                                 ------------   ------------     ------
                                                                                   14,385,918     16,477,500        3.4
---------------------------------------------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION           347,800    +Insituform Technologies, Inc.
                                                  (Class A)...................      2,996,006      2,651,975        0.6
---------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                         68,000    Dover Downs Entertainment
                                                  Inc.........................      1,439,910      1,559,750        0.3
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                   132,200    +FirstFed Financial Corp......      4,046,032      5,122,750        1.1
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-- CONSUMER         66,046    Reliastar Financial Corp......      2,230,089      2,720,270        0.6
---------------------------------------------------------------------------------------------------------------------
GAMING                               248,500    +Sodak Gaming, Inc............      3,051,238      1,584,188        0.3
                                     250,300    +WMS Industries, Inc..........      5,270,197      5,287,587        1.1
                                                                                 ------------   ------------     ------
                                                                                    8,321,435      6,871,775        1.4
---------------------------------------------------------------------------------------------------------------------
HEALTH SERVICES                       57,000    +Sierra Health Services,
                                                  Inc.........................      1,774,125      1,916,625        0.4
---------------------------------------------------------------------------------------------------------------------
HEALTHCARE--PHARMACEUTICALS          242,850    +Magainin Pharmaceuticals,
                                                  Inc.........................      2,567,638      1,957,978        0.4
---------------------------------------------------------------------------------------------------------------------
HEALTHCARE--PRODUCTS &               192,900    +Bell Industries, Inc.........      3,111,508      2,652,375        0.6
SERVICES
---------------------------------------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT                  165,000    +Magellan Health Services,
                                                  Inc.........................      5,018,308      3,547,500        0.7
---------------------------------------------------------------------------------------------------------------------
HOSPITALS                            110,300    +Veterinary Centers of
                                                  America, Inc................      1,550,090      1,468,369        0.3
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                            55,000    +C.P. Clare Corporation.......        712,500        708,125        0.1
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES                 119,000    +Cuno Incorporated............      1,693,969      1,814,750        0.4
---------------------------------------------------------------------------------------------------------------------
INSTRUMENTS/PHOTO-OPTICAL              3,800    +Identix, Inc.................         31,540         36,575        0.0
---------------------------------------------------------------------------------------------------------------------
INSURANCE                            101,000    AGCO Corp.....................      3,164,545      2,954,250        0.6
                                      47,350    American National Insurance
                                                  Co..........................      4,420,316      4,403,550        0.9
                                     150,000    +DONCASTERS PLC  (ADR)**......      3,921,500      3,168,750        0.7
                                     209,000    PXRE Corp.....................      5,518,647      6,936,187        1.4
                                                                                 ------------   ------------     ------
                                                                                   17,025,008     17,462,737        3.6
---------------------------------------------------------------------------------------------------------------------
MACHINERY                            129,150    Applied Industrial
                                                  Technologies, Inc...........      3,183,262      3,454,762        0.7
                                     308,000    Stewart & Stevenson Services,
                                                  Inc.........................      7,700,088      7,854,000        1.6
                                                                                 ------------   ------------     ------
                                                                                   10,883,350     11,308,762        2.3
---------------------------------------------------------------------------------------------------------------------
MACHINERY & MACHINE TOOLS             89,100    Cincinnati Milacron, Inc......      2,370,641      2,311,031        0.5
                                      64,000    Kennametal Inc................      2,875,932      3,316,000        0.7
                                                                                 ------------   ------------     ------
                                                                                    5,246,573      5,627,031        1.2
---------------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                 116,000    Oakwood Homes Corporation.....      2,396,774      3,849,750        0.8
---------------------------------------------------------------------------------------------------------------------
MARKETING                              9,900    +Catalina Marketing
                                                  Corporation.................        334,719        457,875        0.1
---------------------------------------------------------------------------------------------------------------------
MEDICAL                              217,000    +Genome Therapeutics
                                                  Corporation.................      1,852,452      1,383,375        0.3
                                     102,100    +Sequana Therapeutics Inc.....      1,360,557      1,116,719        0.2
                                                                                 ------------   ------------     ------
                                                                                    3,213,009      2,500,094        0.5
---------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES                     291,000    +NABI, Inc....................      2,103,909      1,000,312        0.2
---------------------------------------------------------------------------------------------------------------------
MEDICAL SPECIALTIES                  622,300    +VISX, Inc....................     13,849,057     13,535,025        2.8
---------------------------------------------------------------------------------------------------------------------
MEDICAL SUPPLIES                      80,900    +Biomatrix, Inc...............      2,537,850      2,346,100        0.5
                                     351,900    +Vivus, Inc...................      8,502,046      3,738,937        0.8
                                                                                 ------------   ------------     ------
                                                                                   11,039,896      6,085,037        1.3
---------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY                   140,000    +HCIA Inc.....................      1,749,249      1,662,500        0.3
                                     222,000    +Scios Inc....................      1,524,798      2,220,000        0.5
                                                                                 ------------   ------------     ------
                                                                                    3,274,047      3,882,500        0.8
---------------------------------------------------------------------------------------------------------------------
MERCHANDISING                        290,000    Heilig-Meyers Company.........      4,441,136      3,480,000        0.7
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
           INDUSTRY                 HELD                COMMON STOCKS                COST        (NOTE 1A)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
METAL FABRICATING                    150,000    +Miller Industries, Inc.......   $  1,800,438   $  1,612,500        0.3%
                                      75,000    Quanex Corp...................      2,057,512      2,109,375        0.4
                                      80,000    +Ryerson Tull, Inc............      1,281,539      1,110,000        0.2
                                                                                 ------------   ------------     ------
                                                                                    5,139,489      4,831,875        0.9
---------------------------------------------------------------------------------------------------------------------
METAL PROCESSING                     138,000    +Wolverine Tube, Inc..........      4,059,788      4,278,000        0.9
---------------------------------------------------------------------------------------------------------------------
METALS                               109,400    Castle (A.M.) & Company.......      2,456,274      2,502,525        0.5
                                     411,400    Commonwealth Industries
                                                  Inc.........................      7,950,098      6,016,725        1.3
                                     308,000    +Shiloh Industries, Inc.......      6,067,867      5,852,000        1.2
                                                                                 ------------   ------------     ------
                                                                                   16,474,239     14,371,250        3.0
---------------------------------------------------------------------------------------------------------------------
OFFICE--RELATED                      295,000    +Wang Laboratories, Inc.......      5,879,941      6,526,875        1.4
---------------------------------------------------------------------------------------------------------------------
OIL                                  312,100    +Benton Oil & Gas Co..........      4,636,227      4,037,794        0.8
---------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS                  133,900    +Louis Dreyfus Natural Gas
                                                  Corp........................      2,569,424      2,502,256        0.5
                                     135,000    +Brown (Tom) Inc..............      3,068,126      2,598,750        0.5
                                                                                 ------------   ------------     ------
                                                                                    5,637,550      5,101,006        1.0
---------------------------------------------------------------------------------------------------------------------
PETROLEUM                             50,000    +Plains Resources, Inc........        748,212        859,375        0.2
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                      160,000    +NeoRx Corp...................      1,034,843        880,000        0.2
                                      73,400    +Neurogen Corporation.........        979,256        990,900        0.2
                                     193,600    +Pharmaceutical Product
                                                  Development, Inc............      2,525,568      2,976,600        0.6
                                      35,000    +Sano Corporation.............        391,562      1,159,375        0.2
                                                                                 ------------   ------------     ------
                                                                                    4,931,229      6,006,875        1.2
---------------------------------------------------------------------------------------------------------------------
RENTAL SERVICES                      231,900    Unitog Company................      5,649,579      5,130,787        1.1
---------------------------------------------------------------------------------------------------------------------
RESTAURANTS                            9,200    +Cheesecake Factory, Inc......        207,000        276,575        0.1
---------------------------------------------------------------------------------------------------------------------
RETAIL                               186,900    +Department 56, Inc...........      4,140,354      5,373,375        1.1
---------------------------------------------------------------------------------------------------------------------
RETAIL--MAIL ORDER                    69,900    +Global DirectMail Corp.......      1,556,007      1,210,144        0.3
                                     259,500    +Viking Office Products,
                                                  Inc. .......................      5,334,462      5,660,344        1.2
                                                                                 ------------   ------------     ------
                                                                                    6,890,469      6,870,488        1.5
---------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY                     442,000    +Micro Warehouse, Inc.........      7,323,468      6,160,375        1.3
---------------------------------------------------------------------------------------------------------------------
RETAIL STORES                        138,300    Baker (J.) Inc................      1,075,200        777,937        0.2
---------------------------------------------------------------------------------------------------------------------
SAVINGS & LOAN                       210,200    Haven Bancorp, Inc............      3,806,800      4,676,950        1.0
---------------------------------------------------------------------------------------------------------------------
SOFTWARE--COMPUTER                   632,900    +Mentor Graphics Corporation..      6,367,041      6,131,219        1.3
                                     750,000    +Structural Dynamics Research
                                                  Corporation.................     17,349,976     16,875,000        3.5
                                                                                 ------------   ------------     ------
                                                                                   23,717,017     23,006,219        4.8
---------------------------------------------------------------------------------------------------------------------
STEEL                                197,800    +Citation Corp. ..............      3,030,695      3,214,250        0.7
                                      46,600    +Novamerican Steel Inc........        504,450        524,250        0.1
                                                                                 ------------   ------------     ------
                                                                                    3,535,145      3,738,500        0.8
---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY                           276,600    +Applied Digital Access,
                                                  Inc. .......................      2,162,998      1,607,737        0.3
                                     116,200    +Storage Technology Corp......      5,283,728      7,197,137        1.5
                                                                                 ------------   ------------     ------
                                                                                    7,446,726      8,804,874        1.8
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                   230,000    +APAC Teleservices, Inc.......      3,138,534      3,105,000        0.6
                                     140,050    +Brite Voice Systems, Inc.....      1,158,250      1,365,487        0.3
                                     206,000    +MasTec, Inc..................      4,993,312      4,712,250        1.0
                                     584,300    +Metromedia International
                                                  Group, Inc..................      7,058,163      5,550,850        1.2
                                     252,900    +SITEL Corp...................      2,362,764      2,307,712        0.5
                                                                                 ------------   ------------     ------
                                                                                   18,711,023     17,041,299        3.6
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS &                 100,700    +Allen Telecom Inc............      1,783,426      1,856,656        0.4
EQUIPMENT                            310,600    +DSP Communications, Inc......      5,867,665      3,727,200        0.8
                                                                                 ------------   ------------     ------
                                                                                    7,651,091      5,583,856        1.2
---------------------------------------------------------------------------------------------------------------------
TEXTILES                             200,000    +Dan River Inc. (Class A).....      3,009,997      3,287,500        0.7
---------------------------------------------------------------------------------------------------------------------
TOOLS                                248,200    +Brown & Sharpe Manufacturing
                                                  Company (Class A)...........      3,380,927      2,528,537        0.5
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
           INDUSTRY                 HELD                COMMON STOCKS                COST        (NOTE 1A)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
TRANSPORT--TRUCK                     252,200    +Landair Services, Inc........   $  5,156,567   $  5,800,600        1.2%
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--FREIGHT              222,500    Circle International Group
                                                  Inc.........................      5,883,836      5,103,594        1.1
---------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS                       148,100    +Primark Corp.................      4,048,554      6,025,819        1.2
---------------------------------------------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL            497,600    +CHS Electronics, Inc.........      9,469,780      8,334,800        1.7
TRADE
---------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS              279,000    +Anixter International Inc....      4,817,958      4,603,500        1.0
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS               442,505,653    435,661,779       90.4
---------------------------------------------------------------------------------------------------------------------
                                 FACE AMOUNT
                                                    SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                $ 4,000,000    Countrywide Home Loans, 6.02%
                                                  due 1/09/1998...............      3,993,980      3,993,980        0.8
                                  21,176,000    General Motors Acceptance
                                                  Corp., 6.75% due 1/02/1998..     21,168,059     21,168,059        4.4
                                                Lexington Parker Capital:
                                   6,000,000    5.88% due 1/07/1998...........      5,993,140      5,993,140        1.3
                                   4,000,000    5.90% due 1/09/1998...........      3,994,100      3,994,100        0.8
                                  10,000,000    WCP Funding Inc., 5.85% due
                                                  1/16/1998...................      9,974,000      9,974,000        2.1
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL SHORT-TERM SECURITIES        45,123,279     45,123,279        9.4
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS.............   $487,628,932    480,785,058       99.8
                                                                                 ============
                                                OTHER ASSETS LESS
                                                  LIABILITIES.................                     1,076,661        0.2
                                                                                                ------------     ------
                                                NET ASSETS....................                  $481,861,719      100.0%
                                                                                                ============     ======
---------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

** American Depositary Receipts (ADR).

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost $487,628,932) (Note 1a)...........................                 $480,785,058
Cash.....................................................................................                          294
Receivables:
  Securities sold........................................................................   $4,376,852
  Capital shares sold....................................................................       53,705
  Dividends..............................................................................       38,355       4,468,912
                                                                                            ----------
Prepaid expenses and other assets........................................................                       28,983
                                                                                                          ------------
Total assets.............................................................................                  485,283,247
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased...................................................................    2,906,960
  Investment adviser (Note 2)............................................................      323,590
  Capital shares redeemed................................................................      111,342
  Distributor (Note 2)...................................................................           34       3,341,926
                                                                                            ----------
Accrued expenses and other liabilities...................................................                       79,602
                                                                                                          ------------
Total liabilities........................................................................                    3,421,528
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS...............................................................................                 $481,861,719
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized...........                 $  1,735,544
Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized...........                          894
Paid-in capital in excess of par.........................................................                  375,938,739
Undistributed investment income--net.....................................................                    1,476,774
Undistributed realized capital gains on investments--net.................................                  109,553,642
Unrealized depreciation on investments--net..............................................                   (6,843,874)
                                                                                                          ------------
NET ASSETS...............................................................................                 $481,861,719
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $481,613,827 and 17,355,445 shares outstanding...........                 $      27.75
                                                                                                          ============
Class B--Based on net assets of $247,892 and 8,936 shares outstanding....................                 $      27.74
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1c & 1d):
Interest and discount earned.............................................................                 $  3,096,138
Dividends (net of $1,276 foreign withholding tax)........................................                    2,061,070
Other income.............................................................................                       11,658
                                                                                                          ------------
Total income.............................................................................                    5,168,866
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)........................................................   $3,466,085
Accounting services (Note 2).............................................................      101,058
Custodian fees...........................................................................       60,209
Professional fees........................................................................       50,998
Directors' fees and expenses.............................................................        8,686
Transfer agent fees (Note 2).............................................................        5,005
Distribution fees--Class B (Note 2)*.....................................................           34
                                                                                            ----------
Total expenses...........................................................................                    3,692,075
                                                                                                          ------------
Investment income--net...................................................................                    1,476,791
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES 1b, 1d & 3):
Realized gain on investments--net........................................................                  109,665,458
Change in unrealized appreciation/depreciation on investments--net.......................                  (60,400,517)
                                                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................                 $ 50,741,732
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

* Class B Shares commenced operations on October 23, 1997.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE YEAR ENDED
                                                                                           DECEMBER 31,
                                                                                -----------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                  1997                   1996
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.......................................................   $ 1,476,791            $ 2,025,368
Realized gain on investments--net............................................   109,665,458             22,199,518
Change in unrealized appreciation/depreciation on investments--net...........   (60,400,517)             5,970,999
                                                                                ------------           ------------
Net increase in net assets resulting from operations.........................    50,741,732             30,195,885
                                                                                ------------           ------------
-------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net:
  Class A....................................................................    (1,422,649)            (1,882,603)
Realized gain on investments--net:
  Class A....................................................................   (22,153,543)           (43,561,906)
                                                                                ------------           ------------
Net decrease in net assets resulting from dividends and distributions to
  shareholders...............................................................   (23,576,192)           (45,444,509)
                                                                                ------------           ------------
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions...........     1,666,914            128,356,735
                                                                                ------------           ------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets.................................................    28,832,454            113,108,111
Beginning of year............................................................   453,029,265            339,921,154
                                                                                ------------           ------------
End of year*.................................................................   $481,861,719           $453,029,265
                                                                                ============           ============
-------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net.......................................   $ 1,476,774            $ 1,422,632
                                                                                ============           ============
-------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      CLASS A+
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN            -----------------------------------------------------------
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                        1997         1996         1995         1994        1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................     $  26.22     $  27.98     $  19.26     $  20.96     $ 17.80
                                                             --------     --------     --------     --------     -------
Investment income (loss)--net...........................          .09          .13          .17          .05        (.01)
Realized and unrealized gain (loss) on
investments--net........................................         2.80         1.84         8.64        (1.56)       3.17
                                                             --------     --------     --------     --------     -------
Total from investment operations........................         2.89         1.97         8.81        (1.51)       3.16
                                                             --------     --------     --------     --------     -------
Less dividends and distributions:
  Investment income--net................................         (.08)        (.14)        (.09)          --          --+++
  Realized gain on investments--net.....................        (1.28)       (3.59)          --         (.19)         --
                                                             --------     --------     --------     --------     -------
Total dividends and distributions.......................        (1.36)       (3.73)        (.09)        (.19)         --
                                                             --------     --------     --------     --------     -------
Net asset value, end of year............................     $  27.75     $  26.22     $  27.98     $  19.26     $ 20.96
                                                             ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share......................       11.72%        8.11%       45.90%       (7.27%)     17.78%
                                                             ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................         .80%         .81%         .81%         .83%        .96%
                                                             ========     ========     ========     ========     =======
Investment income (loss)--net...........................         .32%         .50%         .72%         .27%       (.05%)
                                                             ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..................     $481,614     $453,029     $339,921     $170,044     $98,976
                                                             ========     ========     ========     ========     =======
Portfolio turnover......................................      147.06%       80.84%       96.79%       88.48%     131.75%
                                                             ========     ========     ========     ========     =======
Average commission rate paid++..........................     $  .0555     $  .0598           --           --          --
                                                             ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------

 * Total investment returns exclude insurance-related fees and expenses.

 + Based on average shares outstanding.

++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

+++ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                                       CLASS B+++
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                                         --------------------
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                                               FOR THE PERIOD
                                                                                                  OCTOBER 23, 1997+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                                                            DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................................................           $  31.23
                                                                                                        --------
Investment loss--net.........................................................................               (.01)
Realized and unrealized loss on investments--net.............................................              (3.48)
                                                                                                        --------
Total from investment operations.............................................................              (3.49)
                                                                                                        --------
Net asset value, end of period...............................................................           $  27.74
                                                                                                        ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........................................................            (11.18%)++
                                                                                                        ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................................................               .96%*
                                                                                                        ========
Investment loss--net.........................................................................              (.24%)*
                                                                                                        ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................................................           $    248
                                                                                                        ========
Portfolio turnover...........................................................................            147.06%
                                                                                                        ========
Average commission rate paid.................................................................           $  .0555
                                                                                                        ========
---------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of operations.

++ Aggregate total investment return.

+++ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Effective September 17, 1997, each fund's existing class of shares was designated as Class A and each fund began offering Class B Shares. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Special Value Focus Fund (the "Fund"), formerly known as Equity Growth Fund, is classified as "diversified", as defined in the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

--------------------------------------------------------------------------------

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.75% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of 0.15% of the average daily value of the Fund's Class B net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc. a subsidiary of ML & Co., earned $46,686 in commissions on the execution of portfolio security transactions.
  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $599,008,608 and $606,308,267, respectively.

  Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

---------------------------------------------------------
                                          Realized
                                           Gains       Unrealized
                                          (Losses)       Losses
---------------------------------------------------------
Long-term investments.................  $109,667,199   $(6,843,874)
Short-term investments................        (1,741)           --
                                          ----------   -----------
Total.................................  $109,665,458   $(6,843,874)
                                          ==========   ===========
---------------------------------------------------------

  At December 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $7,138,521, of which $36,068,841 related to appreciated securities and $43,207,362 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $487,923,579.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $1,666,914 and $128,356,735 for the years ended December 31, 1997 and December 31, 1996, respectively.

  Transactions in capital shares were as follows:

---------------------------------------------------------
   Class A Shares for the Year Ended                      Dollar
           December 31, 1997               Shares         Amount
---------------------------------------------------------
Shares sold............................    2,566,273   $  68,132,882
Shares issued to shareholders in
reinvestment of dividends and
distributions..........................      960,725      23,576,192
                                          ----------     -----------
Total issued...........................    3,526,998      91,709,074
Shares redeemed........................   (3,446,348)    (90,294,889)
                                          ----------     -----------
Net increase...........................       80,650   $   1,414,185
                                          ==========     ===========
---------------------------------------------------------

---------------------------------------------------------
  Class A Shares for the Year Ended                       Dollar
          December 31, 1996              Shares           Amount
---------------------------------------------------------
Shares sold..........................    3,897,758     $  99,038,352
Shares issued to shareholders in
reinvestment of dividends and
distributions........................    1,870,190        45,444,509
                                       -----------     -------------
Total issued.........................    5,767,948       144,482,861
Shares redeemed......................     (639,891)      (16,126,126)
                                       -----------     -------------
Net increase.........................    5,128,057     $ 128,356,735
                                       ============    ===============
---------------------------------------------------------

---------------------------------------------------------
Class B Shares for the Period
October 23, 1997+ to December 31,                         Dollar
1997                                     Shares           Amount
---------------------------------------------------------
Shares sold..........................       10,276     $     291,595
Shares redeemed......................       (1,340)          (38,866)
                                       -----------     -------------
Net increase.........................        8,936     $     252,729
                                       ============    ===============
---------------------------------------------------------
+ Commencement of operations.

5. SUBSEQUENT EVENT:

On January 2, 1998, the Company's Board of Directors declared an ordinary income dividend in the amount of $2.963143 per Class A Share, and $2.959330 per Class B Share, and a long-term capital gains distribution in the amount of $3.447977 per share for each of the two classes, payable on January 9, 1998 to shareholders of record as of December 31, 1997.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SPECIAL VALUE FOCUS FUND (FORMERLY EQUITY GROWTH FUND) OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Special Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Special Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 12, 1998

--------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------

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

---------------------------------------------------------
MERRILL LYNCH
VARIABLE SERIES FUNDS, INC.
---------------------------------------------------------
PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011
DISTRIBUTOR
Merrill Lynch Funds Distributor, Inc.
CUSTODIAN
For all Funds except Developing Capital
Markets Focus Fund:
The Bank of New York
110 Washington Street
New York, NY 10286
For Developing Capital Markets Focus Fund:
Chase Manhattan Bank N.A.
Chase Metro Tech Center
Brooklyn, NY 11245
TRANSFER AGENT
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



                               DIRECTORS AND OFFICERS
                               Arthur Zeikel            Grace Pineda
                               President                Senior Vice President

                               Joe Grills               Kevin M. Rendino
                               Director                 Senior Vice President

                               Walter Mintz             Thomas R. Robinson
                               Director                 Senior Vice President

                               Robert S. Salomon Jr.    Walter D. Rogers
                               Director                 Senior Vice President

                               Melvin R. Seiden         Daniel V. Szemis
                               Director                 Senior Vice President

                               Stephen B. Swensrud      Paolo Valle
                               Director                 Senior Vice President

                               Terry K. Glenn           Andrew Bascand
                               Executive Vice President Vice President

                               Jay C. Harbeck           Donald C. Burke
                               Senior Vice President    Vice President

                               Norman R. Harvey         Jacqueline Rogers
                               Senior Vice President    Vice President

                               Vincent T. Lathbury III  Aldona A. Schwartz
                               Senior Vice President    Vice President

                               Kevin J. McKenna         Robert M. Shearer
                               Senior Vice President    Vice President

                               Eric S. Mitofsky         Gerald M. Richard
                               Senior Vice President    Treasurer

                               Joseph T. Monagle Jr.    Jennifer L. Sawin
                               Senior Vice President    Secretary

--------------------------------------------------------------------------------

  This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Domestic Money Market Fund and Reserve Assets Fund seek to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Funds is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                    #16897-12/97